UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21729

Name of Fund: BlackRock Global Opportunities Equity Trust (BOE)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global

            Opportunities Equity Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2012

Date of reporting period: 04/30/2012

Item 1 –	Report to Stockholders

April 30, 2012

Semi-Annual Report (Unaudited)

▶	BlackRock EcoSolutions Investment Trust (BQR)

▶	BlackRock Energy and Resources Trust (BGR)

▶	BlackRock Enhanced Equity Dividend Trust (BDJ)

▶	BlackRock Global Opportunities Equity Trust (BOE)

▶	BlackRock Health Sciences Trust (BME)

▶	BlackRock International Growth and Income Trust (BGY)

▶	BlackRock Real Asset Equity Trust (BCF)

▶	BlackRock Resources & Commodities Strategy Trust (BCX)

▶	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)

▶	BlackRock Utility and Infrastructure Trust (BUI)

Not FDIC Insured ¡ No Bank Guaranteed ¡ May Lose Value

Section 19(b) Disclosure

BlackRock EcoSolutions Investment Trust (BQR), BlackRock Energy and Resources Trust (BGR), BlackRock Enhanced Equity Dividend Trust (BDJ), BlackRock Global Opportunities Equity Trust (BOE), BlackRock Health Sciences Trust (BME), BlackRock International Growth and Income Trust (BGY), BlackRock Real Asset Equity Trust (BCF), BlackRock Resources & Commodities Strategy Trust (BCX), BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY) and BlackRock Utility and Infrastructure Trust (BUI) (each, a “Trust”and collectively, the “Trusts”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees (the “Board”), each have adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a quarterly basis:

Exchange Symbol	Amount Per Common Share
BQR	$0.235000
BGR	$0.405000
BDJ	$0.170000
BOE	$0.568750
BME	$0.384375
BGY	$0.220000
BCF	$0.271800
BCX	$0.350000
BQY	$0.250000
BUI	$0.362500

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Trusts to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan without prior notice if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to each Trust’s prospectus for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for each Trust’s current fiscal period. Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website http://www.blackrock.com.

2	SEMI-ANNUAL REPORT	APRIL 30, 2012

Dear Shareholder,

One year ago at this time, risk assets were in a broad retreat as political strife in Greece ignited fears about sovereign debt problems spreading across Europe and economic indicators signaled that the global recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. Early in August 2011, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as the European debt crisis intensified. Macro news flow became the dominant force in financial markets, driving asset prices up and down in lock step, in a risk on/risk off trading pattern. By the end of the third quarter in 2011, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October 2011 brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began making concerted efforts to stem the region’s debt crisis. Investors began to reenter the markets, putting risk assets on the road to recovery. Improving sentiment carried over into early 2012 as a number of factors elicited greater optimism. Sovereign debt problems in Europe became less pressing. Greece secured its second bailout package and completed the restructuring of its national debt. The European Central Bank gave financial markets a boost by providing additional liquidity through its long-term refinancing operations. The outlook for the global economy grew less dim as stronger data from the United States, particularly from the labor market, lifted sentiment. Hopes for additional monetary stimulus from the US Federal Reserve and strong corporate earnings pushed risk assets (including stocks, commodities and high yield bonds) higher through the first two months of the year while rising Treasury yields pressured higher-quality fixed income assets. The risk rally softened in late March, however, due to renewed fears about slowing growth in China and Europe’s debt troubles. Equity markets staggered downward in April as Spain’s financial situation became increasingly severe and elections in Greece and France added to uncertainty about the future of the euro zone. In the United States, disappointing jobs reports in April revealed that the recent acceleration in the labor market had been a short-lived surge. Overall, US economic data signaled that the pace of the recovery had slowed, but not to the extent that warranted additional monetary stimulus.

Thanks in large part to an exceptionally strong first quarter of 2012, equities and high yield bonds posted solid returns for the 6-month period ended April 30, 2012. On a 12-month basis, US large-cap stocks and high yield bonds delivered positive results; however, small-cap stocks finished in negative territory. International and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Fixed income securities, including corporate, government and municipal bonds, performed well despite recent yield volatility. US Treasury bonds finished strong, with an April rally erasing the effects of their broad sell-off during February and March. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Financial markets have regained a significant degree of stability since the period of turmoil we endured last year; however, considerable headwinds remain. Political uncertainty in Europe elevates concerns about additional flare ups in the debt crisis. Higher energy prices and slowing growth in China continue to pose risks for the global economy. Potential political leadership changes around the world create additional layers of uncertainty. But, we believe that with these challenges come opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Financial markets have regained a significant degree of stability since the period of turmoil we endured last year; however, considerable headwinds remain.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	12.77%	4.76%
US small cap equities (Russell 2000® Index)	11.02	(4.25)
International equities (MSCI Europe, Australasia, Far East Index)	2.44	(12.82)
Emerging market equities (MSCI Emerging Markets Index)	3.93	(12.61)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.01	0.05
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	3.83	16.41
US investment grade bonds (Barclays US Aggregate Bond Index)	2.44	7.54
Tax-exempt municipal bonds (Barclays Municipal Bond Index)	5.71	11.90
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.91	5.89

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR TRUST REPORT	3

Trust Summary as of April 30, 2012	BlackRock EcoSolutions Investment Trust

Trust Overview

BlackRock EcoSolutions Investment Trust’s (BQR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities issued by companies that are engaged in one or more of New Energy (e.g., products, technologies and services connected to the efficient use of energy or the provision or manufacture of alternative forms of energy), Water Resources and Agriculture business segments. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the six months ended April 30, 2012, the Trust returned 21.03% based on market price and 5.20% based on NAV. For the same period, the closed-end Lipper Sector Equity Funds category posted an average return of 13.14% based on market price and 7.46% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

—

During the period, the water resources segment of the portfolio generated the highest positive contribution to the Trust’s performance. The strong performance of this segment was driven primarily by positions in two Brazilian-based water utility companies. The continuing growth of the middle class and more clarity on regulation continues to drive the need for better water quality and sewerage systems in developing countries. The Trust’s holding of Manila Water Co., Inc. (Philippines) also delivered a notable return as a result of strong demand for the company’s services. Additionally, the Trust benefited from holding multinational industrial manufacturer Pentair, Inc. (United States), which announced at the end of March that it would be combining with Tyco International Ltd.’s flow-control business.

—

In the agriculture segment of the portfolio, exposure to equipment companies contributed positively to performance, as improving investor sentiment drove these names higher. For example, in late 2011 portfolio holding Deere & Co. (United States) provided investors with more transparency into its order book for 2012, which helped to build confidence in the company’s outlook for the forthcoming year and resulted in strong performance. In addition, the Trust’s option writing strategy had a positive impact on performance.

—

Detracting from relative performance was the Trust’s exposure, although limited, to renewable energy technologies such as Vestas Wind Systems A/S (Denmark) and First Solar, Inc. (United States). The outlook for these companies became clouded by increased government austerity, particularly in European markets. The Trust’s exposure in this space was focused on cost, technology and market leaders.

—

Also having a negative impact on returns were holdings of companies involved in the production and distribution of fertilizers. These names were challenged during the period due to uncertainty about whether Chinese and Indian buyers would commit to contracts for the first half of 2012, which led major fertilizer producers to cut their forecasts and, therefore, put downward pressure on the industry.

Describe recent portfolio activity.

—

During the six-month period, the Trust initiated a position in Novozymes A/S (Denmark) in the new energy segment of the portfolio. Novozymes A/S appears to be well-positioned to benefit from increasing demand for enzymes as a result of the start-up of second-generation biofuel plants over the medium to long term.

—

In the water resources space, the Trust added two new holdings of US-based multinational water technology companies, Pall Corp. and Xylem, Inc., the latter of which was spun off from the break-up of ITT Corp. The Trust also received shares of water, hygiene and energy technology company Ecolab, Inc. (United States) as a result of its takeover of Nalco Holding Co. (United States).

—

During the period, the Trust held an elevated level of cash as a means of defensive positioning due to near-term uncertainty about the market outlook. The cash balance did not have a material impact on the Trust’s performance.

Describe portfolio positioning at period end.

—

As of period end, the Trust continued to hold large allocations to both the agriculture and water resources segments and less emphasis on new energy. The Trust maintained its large allocation to agriculture based on management’s view that recent improving profitability in the agriculture sector raises the potential for increased spending on farming inputs. Within the agriculture segment, the Trust’s holdings reflected a preference for agricultural science companies, agricultural equipment makers and fertilizer producers. The Trust maintained its heavy exposure to water resources as these strong dividend-paying stocks have benefited from investors’ increased demand for yield in a low interest rate environment coupled with heightened merger and acquisition activity within the space. The Trust’s water resources holdings reflected a preference for companies with exposure to infrastructure, desalination and technologies for water management.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	SEMI-ANNUAL REPORT	APRIL 30, 2012

BlackRock EcoSolutions Investment Trust

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BQR
Initial Offering Date	September 28, 2007
Yield on Closing Market Price as of April 30, 2012 ($9.85)[1]	9.54%
Current Quarterly Distribution per Common Share[2]	$0.235
Current Annualized Distribution per Common Share[2]	$0.940

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/12	10/31/11	Change	High	Low
Market Price	$9.85	$8.58	14.80%	$10.40	$7.34
Net Asset Value	$9.36	$9.38	(0.21)%	$9.71	$8.50

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings

4/30/12

Cia de Saneamento de Minas Gerais	3%
Monsanto Co.	3
Manila Water Co., Inc.	3
Cia de Saneamento Basico do Estado de Sao Paulo	3
Severn Trent Plc	3
Syngenta AG	3
Agrium, Inc.	3
Johnson Matthey Plc	3
Inversiones Aguas Metropolitanas SA	2
Aqua America, Inc.	2

Industry Allocations

	4/30/12	10/31/11

Water Utilities	27%	25%
Chemicals	20	23
Food Products	14	14
Machinery	10	10
Electric Utilities	4	4
Real Estate Investment Trusts (REITs)	3	3
Oil, Gas & Consumable Fuels	3	3
Materials	3	2
Electrical Equipment	3	3
Commercial Services & Supplies	3	3
Multi-Utilities	2	2
Electronic Equipment, Instruments & Components	2	2
Construction & Engineering	2	2
Other[3]	4	4

[3]

Other includes a 1% holding or less in each of the following industries; for 4/30/12, Auto Components, Building Products, Independent Power Producers & Energy Traders, Metals & Mining, Paper & Forest Products, Semiconductors & Semiconductor Equipment and Road & Rail and for 10/31/11, Auto Components, Building Products, Independent Power Producers & Energy Traders, Paper & Forest Products, Semiconductors & Semiconductor Equipment and Road & Rail.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	APRIL 30, 2012	5

Trust Summary as of April 30, 2012	BlackRock Energy and Resources Trust

Trust Overview

BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the six months ended April 30, 2012, the Trust returned (0.40)% based on market price and 0.82% based on NAV. For the same period, the closed-end Lipper Sector Equity Funds category posted an average return of 13.14% based on market price and 7.46% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

—

The strongest contribution to returns for the period came from the Trust’s exposure to names in the oil, gas & consumable fuels industry, particularly within the oil & gas storage & transportation group. Notable individual performers included Cheniere Energy, Inc., MarkWest Energy Partners LP and Plains All American Pipeline LP. The Trust’s option-writing strategy, particularly in the oil & gas exploration & production group, also had a positive impact on returns. In the energy equipment & services industry, select holdings within oil & gas equipment & services boosted returns.

—

The largest detractor from the Trust’s performance was exposure to coal-related equities in the oil, gas & consumable fuels industry. As natural gas prices fell, it became more economical for utility companies to generate electricity using natural gas rather than coal. This trend resulted in excess thermal coal inventories and pushed spot coal prices to their lowest level in several years. Even after declining more than 40% in 2011, US coal producers shed an additional 15% during the first quarter of 2012. In this space, the Trust’s holdings of Alpha Natural Resources, Inc., Consol Energy, Inc. and Peabody Energy Corp. all posted losses for the period. Within the oil & gas exploration & production group, losses from the Trust’s exposure to natural gas offset the gains from its oil-related holdings. Notable detractors with natural gas exposure included Crew Energy, Inc., EQT Corp. and Southwestern Energy Co.

Describe recent portfolio activity.

—

During the six-month period, the Trust increased its allocation within the oil, gas & consumable fuels industry to refiners and storage & transportation names, while trimming exposure to integrated oil & gas and exploration & production names as well as oil & gas equipment services.

Describe portfolio positioning at period end.

—

At the end of the period, the Trust’s largest portfolio concentrations were in the oil & gas exploration & production, oil & gas storage & transportation and oil & gas equipment & services groups. The Trust continued to favor oil producers across the market-capitalization spectrum and maintained exposure to coal and low-cost natural gas producers that have come under selling pressure in recent months.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	APRIL 30, 2012

BlackRock Energy and Resources Trust

Trust Information

Symbol on NYSE	BGR
Initial Offering Date	December 29, 2004
Yield on Closing Market Price as of April 30, 2012 ($25.48)[1]	6.36%
Current Quarterly Distribution per Common Share[2]	$0.405
Current Annualized Distribution per Common Share[2]	$1.620

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/12	10/31/11	Change	High	Low
Market Price	$25.48	$26.54	(3.99)%	$27.99	$23.42
Net Asset Value	$27.53	$28.33	(2.82)%	$29.61	$25.31

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings
4/30/12

Range Resources Corp.	5%
Cheniere Energy, Inc.	4
Occidental Petroleum Corp.	4
Alpha Natural Resources, Inc.	4
Valero Energy Corp.	4
Anadarko Petroleum Corp.	4
Whiting Petroleum Corp.	4
Noble Energy, Inc.	4
National Oilwell Varco, Inc.	4
Pioneer Natural Resources Co.	3

Industry Allocations
	4/30/12	10/31/11
Oil, Gas & Consumable Fuels	81%	77%
Energy Equipment & Services	17	20
Metals & Mining	2	3

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	APRIL 30, 2012	7

Trust Summary as of April 30, 2012	BlackRock Enhanced Equity Dividend Trust

Trust Overview

BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing (selling) strategy to enhance distributions paid to the Trust’s shareholders. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

—

On February 27, 2012, the Trust acquired substantially all of the assets and substantially all of the liabilities of the BlackRock Equity Dividend Trust and BlackRock Strategic Equity Dividend Trust in exchange for newly issued shares of the Trust.

How did the Trust perform?

—

For the six months ended April 30, 2012, the Trust returned 8.70% based on market price and 10.29% based on NAV. For the same period, the Russell 1000® Value Index returned 11.62%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion of relative performance based on NAV pertains to the Russell 1000® Value Index.

What factors influenced performance?

—

The Trust’s sector underweight and stock selection within financials detracted from performance relative to the Russell 1000® Value Index, as did stock selection in the industrials sector. Also having a negative impact was an underweight and selection in the health care sector, stock selection and a marginal overweight in telecommunications services, and stock selection and an underweight in consumer discretionary.

—

Contributing positively to performance during the period was a combination of stock selection and a marginal overweight in energy, stock selection in consumer staples, and an overweight in the industrials sector. Stock selection and an underweight within information technology (“IT”) boosted returns during the period, as did an overweight in the materials sector. The Trust’s option writing strategy had a positive impact on performance.

Describe recent portfolio activity.

—

During the six-month period, the Trust made relatively few material changes to portfolio holdings or allocations. However, given positive structural changes within the financials sector and a gradually improving regulatory front, the Trust added to some existing positions within the sector. Additionally, the Trust sought to reduce exposure to companies with higher portions of their revenues coming from the euro zone.

Describe portfolio positioning at period end.

—

As of period end, the Trust was positioned to benefit from a recovering global economy, with a specific focus on sectors tied closely to accelerating consumption and demand around the world. While US multinational companies have had the backing of a strong domestic equity market and the benefit of gradually improving US consumer sentiment, the emerging markets remain critically important for future revenue growth. Trust management believes these markets will be a primary driver of equity returns, either directly or indirectly, in the years to come. Companies that have made a clear effort to expand operations in emerging- market regions in order to grow their brand recognition and overall foot- print are most likely to be the early beneficiaries of growth in these markets. This view is most clearly reflected by the Trust’s relatively larger allocations to the materials, industrials, consumer staples and energy sectors. Additionally, improving fundamentals within financials increases the potential for the sector to participate when world markets eventually garner confidence.

—

The Trust remains less invested in IT, health care, and consumer discretionary; however, Trust management believes these sectors will ultimately become more important for dividend investing in the future as high-growth companies become stable-growth companies generating more established revenue streams. In the aggregate, while the Trust’s portfolio of holdings is purposefully structured to withstand near-term market corrections, it is also poised to compete on the upside when company fundamentals become a more visible driver of equity returns in the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	APRIL 30, 2012

BlackRock Enhanced Equity Dividend Trust

Trust Information

Symbol on NYSE	BDJ
Initial Offering Date	August 31, 2005
Yield on Closing Market Price as of April 30, 2012 ($7.57)[1]	8.98%
Current Quarterly Distribution per Common Share[2]	$0.17
Current Annualized Distribution per Common Share[2]	$0.68

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/12	10/31/11	Change	High	Low
Market Price	$7.57	$7.29	3.84%	$7.73	$6.82
Net Asset Value	$8.46	$8.03	5.35%	$8.48	$7.62

The following charts show the ten largest holdings and sector allocations of the Trust’s long-term investments:

Ten Largest Holdings

4/30/12
Chevron Corp.	3%
JPMorgan Chase & Co.	3
Wells Fargo & Co.	3
Exxon Mobil Corp.	2
Pfizer, Inc.	2
BHP Billiton Ltd. - ADR	2
Philip Morris International, Inc.	2
Caterpillar, Inc.	2
International Business Machines Corp.	2
The Home Depot, Inc.	2

Sector Allocations

	4/30/12	10/31/11
Financials	19%	16%
Industrials	15	16
Consumer Staples	12	14
Energy	12	15
Consumer Discretionary	10	7
Utilities	9	8
Materials	7	8
Health Care	7	6
Information Technology	5	4
Telecommunication Services	4	6

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	APRIL 30, 2012	9

Trust Summary as of April 30, 2012	BlackRock Global Opportunities Equity Trust

Trust Overview

BlackRock Global Opportunities Equity Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and utilizing an option writing (selling) strategy to enhance current gains. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities or options on equity securities or indices or sectors of equity securities. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the six months ended April 30, 2012, the Trust returned 10.24% based on market price and 5.91% based on NAV. For the same period, the MSCI All Country World Index posted a return of 7.07%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

—

The Trust’s average cash position, which was higher than usual during the period as a means to reduce the impact of market volatility, detracted from performance as investor sentiment improved at the end of 2011 and equity markets were further supported by accommodative policy action in the first quarter of 2012. Also having a negative impact on returns was stock selection in consumer discretionary, where the Trust’s holdings in restaurants and auto manufacturers were the primary detractors. In the information technology (“IT”) sector, stock selection across all three industry groups, including semiconductors, software and hardware, hurt performance.

—

The largest contributor to performance for the period was stock selection in the industrials sector, where a bias toward US-based industrial machinery companies, including SPX Corp., Stanley Black & Decker, Inc. and Dover Corp., had a positive impact on returns. The Trust’s sector underweight relative to the MSCI All Country World Index in materials proved beneficial as the sector continued to face headwinds due to sluggish global economic growth. In addition, the Trust’s option overwrites on approximately half of its portfolio holdings had a positive impact on returns.

Describe recent portfolio activity.

—

During the six-month period, the Trust increased exposure to the industrials sector by closing its underweight in capital goods. The Trust also increased its weighting in consumer discretionary, specifically within retailers. The Trust reduced its holdings in consumer staples and integrated telecommunication services stocks. From a regional perspective, the Trust trimmed exposure to Europe and added exposure to the United States.

Describe portfolio positioning at period end.

—

At period end, the Trust’s positioning reflected several key characteristics. For one, given the number of headwinds faced by equity markets and the potential severity of the risks they impose, the Trust’s holdings were diversified in a manner that reduces the Trust’s vulnerability to any particular development or macro event. Additionally, the Trust’s holdings did not reflect an intentional bias toward any particular sector or security characteristic. The Trust’s overall portfolio risk was derived more from the individual security risks associated with its holdings than from systematic risks (i.e., risks that impact an entire market or market segment).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	APRIL 30, 2012

BlackRock Global Opportunities Equity Trust

Trust Information

Symbol on NYSE	BOE
Initial Offering Date	May 31, 2005
Yield on Closing Market Price as of April 30, 2012 ($15.27)[1]	14.90%
Current Quarterly Distribution per Common Share[2]	$0.56875
Current Annualized Distribution per Common Share[2]	$2.27500
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]

The Quarterly Distribution per Common Share, declared on May 1, 2012, was decreased to $0.41 per share. The Yield on Closing Market Price, Current Quarterly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:
	4/30/12	10/31/11	Change	High	Low
Market Price	$15.27	$14.95	2.14%	$16.02	$13.03
Net Asset Value	$15.73	$16.03	(1.87)%	$16.34	$14.34

The following charts show the ten largest holdings and geographic allocations of the Trust’s long-term investments:

Ten Largest Holdings
4/30/12

Exxon Mobil Corp.	2%
British American Tobacco Plc	1
Apple, Inc.	1
Wells Fargo & Co.	1
PepsiCo, Inc.	1
Royal Dutch Shell Plc, Class A - ADR	1
Reynolds American, Inc.	1
JPMorgan Chase & Co.	1
Roche Holding AG	1
Raytheon Co.	1

Geographic Allocations
	4/30/12	10/31/11
United States	54%	48%
United Kingdom	8	7
Japan	5	6
Germany	4	6
Canada	3	3
France	3	3
Switzerland	3	3
Hong Kong	2	2
Netherlands	2	4
China	2	1
Brazil	1	2
South Korea	1	3
Other[3]	12	12

[3]

Other includes a 1% holding or less in each of the following countries; for 4/30/12, Ireland, Australia, Mexico, Belgium, Italy, Sweden, Taiwan, South Africa, Norway, Indonesia, British Virgin Islands, India, Singapore, Israel, Luxembourg and Spain and for 10/31/11, Australia, Thailand, Norway, Denmark, Italy, Belgium, Ireland, Mexico, South Africa, Singapore, Luxembourg, Columbia, Taiwan, Israel, Spain and Indonesia.

SEMI-ANNUAL REPORT	APRIL 30, 2012	11

Trust Summary as of April 30, 2012	BlackRock Health Sciences Trust

Trust Overview

BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term captial appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?
—

For the six months ended April 30, 2012, the Trust returned 16.59% based on market price and 10.55% based on NAV. For the same period, the Russell 3000® Healthcare Index returned 14.27%. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?
—

Detracting from performance relative to the Russell 3000® Healthcare Index was stock selection in pharmaceuticals. Although large-cap pharmaceutical stocks have largely benefited from investors’ search for non-cyclical equities during the risk-off trading periods in the market over the past year, the Trust’s exposure to European-based pharmaceuticals, which are not represented in the Russell 3000® Healthcare Index, hurt performance as uncertainty in Europe and talks of further drug pricing cuts dragged share prices down in that space. Additionally, an overweight to health care distributors had a negative impact on the Trust’s performance as deliberations surrounding the constitutionality of the new US health care legislation weighed on companies most sensitive to industry volumes.

—

Given evidence of decelerating health care spending in the United States and continued pricing pressures in Europe, the Trust sought to avoid companies that were more vulnerable to these trends in favor of companies that offered strong growth potential from product innovation or attractive pipeline potential. This preference resulted in an overweight to biotechnology, which was the strongest performing health care industry for the period. Also contributing positively to performance was stock selection in health care technology and an underweight to the health care equipment sub-industry. The Trust’s option writing strategy had a positive impact on performance.

Describe recent portfolio activity.
—

During the six-month period, the Trust sought opportunities in health care segments that are less vulnerable to reimbursement pressures and companies that are introducing enticing new products. As a result, the Trust rotated out of select procedural-based health care equipment and service names and increased exposure to areas that offer better growth potential, such as biopharmaceuticals, dental supply companies, eye care companies and animal health names. At times, the Trust’s cash balance was elevated when selling activity exceeded purchasing. The Trust’s cash position did not have a material impact on performance during the period.

Describe portfolio positioning at period end.
—

As of period end, the Trust’s most significant industry allocations were in pharmaceuticals (30%), biotechnology (25%), health care providers & services (20%) and health care equipment & supplies (18%), with the balance invested across various areas of health care sector.

—

Amid unresolved global macroeconomic issues and the overhang of the final US Supreme Court ruling on the constitutionality of the new health care legislation, the Trust continues to focus on innovative companies that offer products or services that satisfy an unmet medical need or significantly reduce the costs associated with a current product or procedure. The Trust seeks to identify and own companies that have a strong outlook, even in a weak macroeconomic environment, due to new product cycles, strong execution and/ or margin opportunities. The Trust also continues to selectively add to its holdings of companies with overly depressed valuations and favorable risk/reward characteristics.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	SEMI-ANNUAL REPORT	APRIL 30, 2012

BlackRock Health Sciences Trust

Trust Information

Symbol on NYSE	BME
Initial Offering Date	March 31, 2005
Yield on Closing Market Price as of April 30, 2012 ($28.24)[1]	5.44%
Current Quarterly Distribution per Common Share[2]	$0.384375
Current Annualized Distribution per Common Share[2]	$1.537500
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:
	4/30/12	10/31/11	Change	High	Low
Market Price	$28.24	$25.81	9.41%	$28.24	$24.22
Net Asset Value	$27.65	$26.65	3.75%	$27.95	$24.96

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings
4/30/12

UnitedHealth Group, Inc.	4%
Alexion Pharmaceuticals, Inc.	3
Roche Holding AG	3
Amgen, Inc.	3
Biogen Idec, Inc.	3
Allergan, Inc.	3
Pfizer, Inc.	3
Sanofi	3
WellPoint, Inc.	3
Johnson & Johnson	3

Industry Allocations
	4/30/12	10/31/11
Pharmaceuticals	30%	40%
Biotechnology	25	20
Health Care Providers & Services	20	19
Health Care Equipment & Supplies	18	14
Health Care Technology	2	–
Life Sciences Tools & Services	2	5
Electronic Equipment, Instruments & Components	1	–
Food & Staples Retailing	1	–
Industrial Conglomerates	1	–
Machinery	–	2

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	APRIL 30, 2012	13

Trust Summary as of April 30, 2012	BlackRock International Growth and Income Trust

Trust Overview

BlackRock International Growth and Income Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and utilizing an option writing (selling) strategy to enhance current gains. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities issued by non-U.S. companies of any market capitalization located in countries throughout the world. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?
—

For the six months ended April 30, 2012, the Trust returned 5.40% based on market price and 4.99% based on NAV. For the same period, the MSCI All Country World Index ex-US returned 2.73%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?
—

Relative to the MSCI All Country World Index ex-US, the Trust’s positive performance came largely from stock selection in the utilities, materials, information technology (“IT”) and financials sectors. In utilities, the Trust’s positioning within electric utilities benefited performance, where Cia Energetica de Minas Gerais significantly outperformed its competitors. In materials, the Trust’s holdings in the metals & mining industry, particularly Xstrata Plc and Quadra FNX Mining Ltd., boosted returns. In IT, the Trust’s overweight in software stocks enhanced returns during the period. Within financials, stock selection in the insurance and capital markets industries had a positive impact on performance. In addition, the Trust’s option overwrites on approximately half of its portfolio holdings had a positive impact on returns.

—	The Trust’s average cash position, which was higher than usual during the period as a means to reduce the impact of market volatility, detracted from performance as investor sentiment improved at the end of 2011 and equity markets were further supported by accommodative policy action in the first quarter of 2012. Also having a negative impact on returns was stock selection in consumer discretionary, where the Trust’s holdings in auto manufacturers were the primary detractors.

Describe recent portfolio activity.
—

During the six-month period, the Trust increased exposure to the industrials sector by closing its underweight in capital goods. The Trust increased its allocation to materials by increasing exposure to fertilizers, gold and paper products. The Trust also increased its weighting in consumer discretionary, particularly within retailers. These additions were offset by reductions in consumer staples and telecommunications services.

Describe portfolio positioning at period end.
—

At period end, the Trust’s positioning reflected several key characteristics. For one, given the number of headwinds faced by equity markets and the potential severity of the risks they impose, the Trust’s holdings were diversified in a manner that reduces the Trust’s vulnerability to any particular development or macro event. Additionally, the Trust’s holdings did not reflect an intentional bias toward any particular sector or security characteristic. The Trust’s overall portfolio risk was derived more from the individual security risks associated with its holdings than from systematic risks (i.e., risks that impact an entire market or market segment).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	SEMI-ANNUAL REPORT	APRIL 30, 2012

BlackRock International Growth and Income Trust

Trust Information

Symbol on NYSE	BGY
Initial Offering Date	May 30, 2007
Yield on Closing Market Price as of April 30, 2012 ($7.72)[1]	11.40%
Current Quarterly Distribution per Common Share[2]	$0.22
Current Annualized Distribution per Common Share[2]	$0.88
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:
	4/30/12	10/31/11	Change	High	Low
Market Price	$7.72	$7.88	(2.03)%	$8.49	$6.81
Net Asset Value	$8.51	$8.72	(2.41)%	$8.90	$7.82

The following charts show the ten largest holdings and geographic allocations of the Trust’s long-term investments:

Ten Largest Holdings
4/30/12

Nestle SA	2%
Vodafone Group Plc - ADR	2
Royal Dutch Shell Plc, Class A - ADR	2
British American Tobacco Plc	2
Australia & New Zealand Banking Group Ltd.	2
HSBC Holdings Plc	2
Sanofi	1
Xstrata Plc	1
National Grid Plc	1
BP Plc	1

Geographic Allocations
	4/30/12	10/31/11
United Kingdom	21%	16%
Japan	12	12
Switzerland	7	6
Germany	7	9
Canada	6	6
France	5	6
Netherlands	4	8
Australia	4	3
Hong Kong	4	4
Brazil	3	3
China	3	2
Singapore	3	2
Taiwan	2	1
Mexico	2	1
South Korea	2	4
Sweden	2	–
Italy	1	2
Ireland	1	2
United States	1	5
Other[3]	10	8

[3]

Other includes a 1% holding or less in each of the following countries; for 4/30/12, Norway, South Africa, Spain, Indonesia, Belgium, Israel, Luxembourg, Bermuda, British Virgin Islands, India, and Gibraltar and for 10/31/11, Norway, Israel, South Africa, Belgium, Bermuda, Luxembourg, India, Columbia, Indonesia, Thailand, Spain, Denmark and Gibraltar.

SEMI-ANNUAL REPORT	APRIL 30, 2012	15

Trust Summary as of April 30, 2012	BlackRock Real Asset Equity Trust

Trust Overview

BlackRock Real Asset Equity Trust’s (BCF) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of energy, natural resources and basic materials companies and equity derivatives with exposure to companies in the energy, natural resources and basic materials industries. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the six months ended April 30, 2012, the Trust returned 4.51% based on market price and 1.49% based on NAV. For the same period, the closed-end Lipper Sector Equity Funds category posted an average return of 13.14% based on market price and 7.46% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

—

The largest contribution to the Trust’s performance came from the basic materials segment of the portfolio, where the Trust benefited from its holdings in chemicals, machinery, including Deere & Co. and Caterpillar, Inc., paper products, including International Paper Co. and MeadWestvaco Corp., and industrial gas name Praxair, Inc.

—

In the natural resources segment (metals & mining), the weak global macroeconomic outlook and fragile investor sentiment resulted in a volatile and generally weak period for mining stocks. However, the Trust’s holding in Mexican silver producer Industrias Penoles SAB de CV posted strong gains as the company continued to deliver on its operational and financial objectives. Positions in mining majors BHP Billiton Plc and Rio Tinto Plc were also notable contributors as these large-cap companies proved more resilient during the “risk-off” periods in the market as compared to their mid-tier counterparts.

—

In the energy segment, the Trust’s oil-related holdings in the oil & gas exploration & production group, including Whiting Petroleum Corp. and EOG Resources, Inc., delivered strong returns; however, their impact on Trust performance was muted by exposure to natural gas producers, which suffered from falling prices of natural gas during the period. In addition, the Trust’s option writing strategy had a positive impact on performance.

—

Detracting from performance in the energy segment of the portfolio was the Trust’s exposure to coal in the oil, gas & consumable fuels industry. Demand for coal weakened significantly during the period due to the relatively mild winter and utility companies switching to lower-cost natural gas. Even after declining more than 40% in 2011, US coal producers shed an additional 15% during the first quarter of 2012.

—

Within metals & mining, the Trust’s exposure to precious metals detracted from returns. Gold equities generally underperformed the broader metals & mining industry and some of the Trust’s holdings of gold producers detracted from performance as a result.

Describe recent portfolio activity.

—

During the six-month period, the Trust increased exposure in its metals & mining segment to gold equities upon their underperformance relative to bullion. In particular, the Trust initiated positions in Eldorado Gold Corp. and Kinross. In the basic materials segment of the portfolio, the Trust added to holdings in fertilizers, industrial gasses and steel companies while trimming positions in chemicals and paper & forest products. In the energy segment, the Trust added to integrated oil & gas names, refiners and storage & transportation, while trimming exposure to the oil & gas exploration & production and equipment & services groups.

Describe portfolio positioning at period end.

—

At the end of the period, the Trust held approximately 43% of total managed assets in metals & mining stocks, comprised of both base metals (28%) and precious metals (15%). The Trust’s allocation to the energy sector (33%) was heavily weighted in the oil & gas exploration & production group, with smaller weightings in the integrated oil & gas, oil & gas equipment & services and coal & consumable fuels groups. The basic materials segment of the portfolio (23%) was allocated heavily to chemicals with smaller exposures to the paper & forest products and machinery industries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	SEMI-ANNUAL REPORT	APRIL 30, 2012

BlackRock Real Asset Equity Trust

Trust Information

Symbol on NYSE	BCF
Initial Offering Date	September 29, 2006
Yield on Closing Market Price as of April 30, 2012 ($11.81)[1]	9.21%
Current Quarterly Distribution per Common Share[2]	$0.2718
Current Annualized Distribution per Common Share[2]	$1.0872
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/12	10/31/11	Change	High	Low
Market Price	$11.81	$11.84	(0.25)%	$12.70	$10.28
Net Asset Value	$12.06	$12.45	(3.13)%	$13.08	$11.11

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings

4/30/12

Rio Tinto Plc	4%
BHP Billiton Plc	4
Caterpillar, Inc.	4
Industrias Penoles SAB de CV	3
Xstrata Plc	3
E.I. du Pont de Nemours & Co	3
Praxair, Inc.	3
Vale SA - ADR	2
Teck Resources Ltd., Class B	2
Iluka Resources Ltd.	2

Industry Allocations

	4/30/12	10/31/11
Metals & Mining	43%	43%
Oil, Gas & Consumable Fuels	28	28
Chemicals	13	12
Energy Equipment & Services	5	6
Paper & Forest Products	5	6
Machinery	5	4
Real Estate Investment Trusts (REITs)	1	–
Containers & Packaging	–	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	APRIL 30, 2012	17

Trust Summary as of April 30, 2012	BlackRock Resources & Commodities Strategy Trust

Trust Overview

BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the six months ended April 30, 2012, the Trust returned (0.02)% based on market price and (0.96)% based on NAV. For the same period, the closed-end Lipper Sector Equity Funds category posted an average return of 13.14% based on market price and 7.46% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

—

The Trust’s exposure in the metals & mining industry to gold and other precious metals equities had the largest negative impact on returns. Names like Seabridge Gold, Inc., Newmont Mining Corp. and Goldcorp, Inc. all hurt performance as commodity-related equities failed to recover from their late 2011 lows at the same pace as did physical commodity prices. In the oil, gas & consumable fuels industry, exposure to coal names detracted from performance. As natural gas prices fell, it became more economical for utility companies to generate electricity using natural gas rather than coal. This trend resulted in excess thermal coal inventories and pushed spot coal prices to their lowest level in several years. Even after declining more than 40% in 2011, US coal producers shed an additional 15% during the first quarter of 2012.

—

Contributing to performance within oil, gas & consumable fuels, were several of the Trust’s holdings in the oil & gas storage & transportation group. Notable individual performers included Plains All American Pipeline LP, ONEOK Partners LP, Enterprise Products Partners LP and MarkWest Energy Partners LP. In addition, the Trust’s option-writing strategy had a positive impact on returns.

Describe recent portfolio activity.

—

During the six-month period, the Trust increased exposure in metals & mining to gold and silver equities. In oil, gas & consumable fuels, the Trust added to holdings of integrated oil & gas names, while trimming its holdings in the oil & gas exploration & production group. The Trust also trimmed exposure to chemicals and oil & gas storage & transportation. The Trust’s cash allocation was elevated during the period as a means of conservative positioning amid heightened market volatility. Holding cash did not have a material impact on performance.

Describe portfolio positioning at period end.

—

At the end of the period, the Trust held approximately 43% of its total managed assets in energy stocks, 29% in metals & mining, which was comprised mostly of precious metals-related stocks, and 21% in fertilizers and other diversified chemicals, with the remaining invested in agricultural food products and machinery.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	SEMI-ANNUAL REPORT	APRIL 30, 2012

BlackRock Resources & Commodities Strategy Trust

Trust Information

Symbol on NYSE	BCX
Initial Offering Date	March 30, 2011
Yield on Closing Market Price as of April 30, 2012 ($14.25)[1]	9.82%
Current Quarterly Distribution per Common Share[2]	$0.35
Current Annualized Distribution per Common Share[2]	$1.40
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/12	10/31/11	Change	High	Low
Market Price	$14.25	$14.95	(4.68)%	$16.33	$12.78
Net Asset Value	$15.89	$16.83	(5.59)%	$17.37	$15.12

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings

4/30/12

Potash Corp. of Saskatchewan, Inc	4%
Silver Wheaton Corp.	3
Monsanto Co.	3
E.I. du Pont de Nemours & Co.	3
Sprott Physical Gold Trust	3
Syngenta AG	2
ONEOK Partners LP	2
Franco-Nevada Corp.	2
Plains All American Pipeline LP	2
Enterprise Products Partners LP	2

Industry Allocations

	4/30/12	10/31/11
Oil, Gas & Consumable Fuels	40%	38%
Metals & Mining	29	29
Chemicals	21	21
Machinery	4	5
Food Products	3	4
Energy Equipment & Services	3	3

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	APRIL 30, 2012	19

Trust Summary as of April 30, 2012	BlackRock S&P Quality Rankings Global Equity Managed Trust

Trust Overview

BlackRock S&P Quality Rankings Global Equity Managed Trust’s (BQY) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities of issuers that pay above-average dividends and have the potential for capital appreciation. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities included in the S&P Quality Rankings that are ranked at least B+ by S&P at the time of investment. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the six months ended April 30, 2012, the Trust returned 8.99% based on market price and 7.27% based on NAV. For the same period, the MSCI World Value Index returned 6.07%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion of relative performance based on NAV pertains to the MSCI World Value Index.

What factors influenced performance?

—

Contributing positively to performance during the period was a combination of stock selection and an underweight in the energy sector as well as stock selection in telecommunications services and consumer staples. Sector overweights to consumer staples and industrials and stock selection within materials and utilities also added to returns. The Trust’s option writing strategy had a positive impact on performance during the period, as did its increased allocation to cash as a means of positioning the portfolio more conservatively amid heightened market uncertainty.

—

The Trust’s sector underweight and stock selection within financials detracted from performance relative to the MSCI World Value Index, as did stock selection in the industrials sector. Also having a negative impact was an underweight and selection in the health care sector, stock selection in consumer discretionary and an overweight in utilities.

Describe recent portfolio activity.

—	During the six-month period, the Trust made relatively few material changes to portfolio holdings or allocations. However, given positive structural changes within the financials sector and a gradually improving regulatory front, the Trust added to some existing positions within the sector. Additionally, the Trust sought to reduce exposure to companies with higher portions of their revenues coming from the euro zone.

Describe Trust positioning at period end.

—

As of period end, the Trust was positioned to benefit from a recovering global economy, with a specific focus on sectors tied closely to accelerating consumption and demand around the world. While US multinational companies have had the backing of a strong domestic equity market and the benefit of gradually improving US consumer sentiment, the emerging markets remain critically important for future revenue growth. Trust management believes these markets will be a primary driver of equity returns, either directly or indirectly, in the years to come. This view is reflected in the Trust’s heavier weightings within industrials and energy. Companies that have made a clear effort to expand operations in emerging-market regions in order to grow their brand recognition and overall footprint are most likely to be the early beneficiaries of growth in these markets. Additionally, Trust management views financials as an important sector within the scope of a global recovery. In the aggregate, while the Trust’s portfolio of holdings is purposefully structured to withstand near-term market corrections, it is also poised to compete on the upside when company fundamentals become a more visible driver of equity returns in the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

20	SEMI-ANNUAL REPORT	APRIL 30, 2012

BlackRock S&P Quality Rankings Global Equity Managed Trust

Trust Information

Symbol on NYSE Amex	BQY
Initial Offering Date	May 28, 2004
Yield on Closing Market Price as of April 30, 2012 ($12.75)[1]	7.84%
Current Quarterly Distribution per Common Share[2]	$0.25
Current Annualized Distribution per Common Share[2]	$1.00
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/12	10/31/11	Change	High	Low
Market Price	$12.75	$12.43	2.57%	$13.56	$11.32
Net Asset Value	$13.74	$13.61	0.96%	$13.87	$12.43

The following charts show the ten largest holdings and geographic allocations of the Trust’s long-term investments:

Ten Largest Holdings

4/30/12

Exxon Mobil Corp.	3%
AT&T Inc.	3
Chevron Corp.	3
International Business Machines Corp.	2
Emerson Electric Co.	2
Total SA - ADR	2
Altria Group, Inc.	2
Bristol-Myers Squibb Co.	2
McDonald’s Corp.	2
The Walt Disney Co.	2

Geographic Allocations

	4/30/12	10/31/11
United States	59%	52%
United Kingdom	8	8
Canada	5	6
France	5	6
Australia	4	6
Japan	4	5
Sweden	4	4
Germany	3	4
Hong Kong	2	3
Singapore	2	2
Other[3]	4	4

[3]

Other includes a 1% holding or less in each of the following countries; for 4/30/12, Spain, Netherlands, Switzerland, Belgium, Finland and Italy and for 10/31/11, Belgium, Switzerland, Finland, Spain, Italy and Netherlands.

SEMI-ANNUAL REPORT	APRIL 30, 2012	21

Trust Summary as of April 30, 2012	BlackRock Utility and Infrastructure Trust

Trust Overview

BlackRock Utility and Infrastructure Trust’s (BUI) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities and Infrastructure business segments. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications and the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BUI
Initial Offering Date	November 25, 2011
Yield on Closing Market Price as of April 30, 2012 ($18.83)[1]	7.70%
Current Quarterly Distribution per Common Share[2]	$0.3625
Current Annualized Distribution per Common Share[2]	$1.4500
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/12	11/25/11	Change	High	Low
Market Price	$18.83	$20.00	(5.85)%	$21.02	$17.65
Net Asset Value	$20.09	$19.10	5.18%	$20.09	$18.92

The following charts show the ten largest holdings and geographic allocations of the Trust’s long-term investments:

Ten Largest Holdings

4/30/12

CCR SA	4%
Tractebel Energia SA	3
National Grid Plc	3
NextEra Energy, Inc.	3
Verizon Communications, Inc.	2
Cia Energetica de Minas Gerais - ADR	2
American Tower Corp.	2
Aqua America, Inc.	2
BT Group Plc	2
Edison International	2

Geographic Allocations

4/30/12
United States	60%
Brazil	16
United Kingdom	9
Canada	4
Hong Kong	3
Australia	2
Italy	2
Germany	2
Other[3]	2

[3]	Other includes a 1% holding or less in Norway and France.

22	SEMI-ANNUAL REPORT	APRIL 30, 2012

The Benefits and Risks of Option Over-Writing

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-write strategy in an effort to enhance distribution yield and total return performance. However, these objectives cannot be achieved in all market conditions.

The Trusts primarily write single stock covered call options, and may also from time to time write single stock put options. When writing (selling) a covered call option, the Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trusts receive cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trusts. During the option term, the counterparty will elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust will be obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received will increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trusts will realize gains equal to the premiums received.

Each Trust employs a plan to support a level distribution of income, capital gains and/or return of capital. Such distributions, under certain circumstances, may exceed a Trust’s total return performance. To the extent that Trust distributions exceed net investment income and net realized gains, distributions to shareholders may be classified as a non-taxable return of capital and reduce the net asset value of shares held by investors.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by the Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty will result in a sale below the current market value and will result in a gain or loss being realized by the Trust; writing covered call options limits the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. As such, an option over-write strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option will expire and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

SEMI-ANNUAL REPORT	APRIL 30, 2012	23

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments April 30, 2012 (Unaudited)	BlackRock EcoSolutions Investment Trust (BQR) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components – 0.9%
Johnson Controls, Inc. (a)	33,800	$1,080,586
Building Products – 0.2%
Kingspan Group Plc	23,600	245,905
Chemicals – 19.2%
Agrium, Inc. (a)	33,600	2,953,440
CF Industries Holdings, Inc. (a)	11,250	2,171,925
Ecolab, Inc. (a)	14,982	954,204
Incitec Pivot Ltd.	289,700	979,104
Israel Chemicals Ltd.	90,000	1,029,494
K+S AG	20,500	1,024,624
Monsanto Co. (a)	43,400	3,306,212
The Mosaic Co. (a)	40,100	2,118,082
Novozymes A/S, B Shares	45,100	1,183,547
Nufarm Ltd.	69,860	355,564
Potash Corp. of Saskatchewan, Inc. (a)	55,600	2,361,888
Sinofert Holdings Ltd.	2,633,500	571,980
Syngenta AG	8,700	3,050,887
Wacker Chemie AG (b)	7,000	564,434

		22,625,385
Commercial Services & Supplies – 2.5%
Tetra Tech, Inc. (a)(b)(c)	90,000	2,403,000
Tianjin Capital Environmental Protection Group Co. Ltd., Series H (c)	2,007,000	496,445

		2,899,445
Construction & Engineering – 2.2%
Aegion Corp. (a)(c)	14,400	262,800
Layne Christensen Co. (a)(c)	11,900	244,545
Quanta Services, Inc. (a)(c)	50,800	1,123,696
The Shaw Group, Inc. (a)(c)	31,000	938,370

		2,569,411
Electric Utilities – 3.6%
Acciona SA	4,800	295,626
Iberdrola SA	237,005	1,104,381
ITC Holdings Corp. (a)	5,700	441,522
NextEra Energy, Inc. (a)	26,100	1,679,535
SSE Plc	32,000	686,190

		4,207,254
Electrical Equipment – 2.9%
ABB Ltd. (a)(c)	21,600	393,615
American Superconductor Corp. (a)(b)(c)	34,400	142,072
Gamesa Corp. Tecnologica SA (b)	40,100	109,243
General Cable Corp. (a)(c)	9,100	267,904
Nordex SE (c)	7,900	35,142

Common Stocks	Shares	Value
Electrical Equipment (concluded)
Roper Industries, Inc. (a)	12,100	$1,232,990
Schneider Electric SA (c)	14,500	893,138
Vestas Wind Systems A/S (c)	37,200	327,883

		3,401,987
Electronic Equipment, Instruments & Components – 1.9%
Itron, Inc. (a)(c)	23,200	946,560
Trimble Navigation Ltd. (c)	24,810	1,343,213

		2,289,773
Food Products – 12.8%
Agria Corp. - ADR	100,000	114,000
Archer-Daniels-Midland Co.	45,300	1,396,599
BrasilAgro - Companhia Brasileira de Propriedades AG (c)	525,200	2,083,001
Bunge Ltd. (a)	30,900	1,993,050
Cosan Ltd., A Shares (a)	89,900	1,244,216
Cresud SACIF y A - ADR	48,600	460,728
Illovo Sugar Ltd.	234,900	759,999
IOI Corp. Bhd	533,333	918,428
Orkla ASA	60,700	445,812
Sao Martinho SA	200,000	2,398,552
SLC Agricola SA (c)	150,000	1,481,783
SunOpta, Inc. (c)	59,400	345,114
Viterra, Inc. (a)	64,846	1,044,389
Wilmar International Ltd.	86,000	336,715

		15,022,386
Independent Power Producers & Energy Traders – 0.8%
China Longyuan Power Group Corp., Series H (c)	286,000	224,099
Enel Green Power SpA	153,400	247,692
Ormat Technologies, Inc. (a)	20,600	407,262
Trina Solar Ltd. - ADR (a)(b)(c)	11,600	84,216

		963,269
Machinery – 9.8%
AGCO Corp. (c)	40,900	1,904,713
CNH Global NV (a)(c)	32,000	1,464,640
Deere & Co. (a)	25,900	2,133,124
IDEX Corp. (a)	11,900	515,389
Kurita Water Industries Ltd.	66,300	1,624,618
Pall Corp. (a)	11,500	685,515
Pentair, Inc.	32,400	1,404,216
Watts Water Technologies, Inc., Class A	29,900	1,100,918
Xylem, Inc.	26,100	727,668

		11,560,801

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Trusts’ Schedules of Investments, the names and descriptions of many securities have been abbreviated according to the following list:	ADR	American Depositary Receipt	JPY	Japanese Yen
	AUD	Australian Dollar	KRW	Korean Won
	BRL	Brazil Real	MXN	Mexican Peso
	CAD	Canadian Dollar	NOK	Norwegian Krone
	CHF	Swiss Franc	PEN	Peruvian Neuvo Sol
	CLP	Chilean Peso	REIT	Real Estate Investment Trust
	DKK	Danish Krone	SEK	Swedish Krona
	EUR	Euro	SGD	Singapore Dollar
	GBP	British Pound	TWD	Taiwan Dollar
	GDR	Global Depositary Receipt	USD	US Dollar
	HKD	Hong Kong Dollar	ZAR	South African Rand
	ILS	Israeli Shekel

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	25

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Materials – 2.5%
Johnson Matthey Plc	77,500	$2,910,239
Metals & Mining – 1.0%
Umicore SA	21,000	1,140,377
Multi-Utilities – 1.6%
Hera SpA	439,100	660,262
Suez Environnement Co.	10,425	147,056
United Utilities Group Plc	91,181	914,917
Veolia Environnement	9,500	139,096

		1,861,331
Oil, Gas & Consumable Fuels – 2.4%
Cheniere Energy, Inc. (a)(c)	8,700	159,297
D1 Oils Plc (c)	360,099	5,844
Rentech, Inc. (c)	450,000	1,039,500
Sasol Ltd. (a)	25,000	1,188,613
Sasol Ltd. - ADR (a)	8,400	398,412

		2,791,666
Paper & Forest Products – 0.3%
Fibria Celulose SA - ADR (c)	26,700	211,998
Precious Woods Holding AG (c)	20,000	181,347

		393,345
Real Estate Investment Trusts (REITs) – 3.1%
Plum Creek Timber Co., Inc. (a)	56,600	2,379,464
Rayonier, Inc. (a)	27,175	1,232,386

		3,611,850
Road & Rail – 0.5%
All American Latina Logistica SA	133,000	602,151
Semiconductors & Semiconductor Equipment – 0.3%
First Solar, Inc. (a)(b)(c)	4,800	88,320
MEMC Electronic Materials, Inc. (a)(c)	19,400	69,646
Renewable Energy Corp. ASA (c)	22,700	12,970
Solarworld AG (b)	26,400	55,674
Suntech Power Holdings Co. Ltd. - ADR (a)(b)(c)	14,600	36,792
Yingli Green Energy Holding Co. Ltd. - ADR (a)(b)(c)	38,200	139,048

		402,450
Water Utilities – 25.7%
American States Water Co. (a)	47,400	1,727,256
American Water Works Co., Inc.	58,800	2,013,312
Aqua America, Inc.	114,800	2,607,108
Artesian Resources Corp., Class A	39,400	752,146
The Athens Water Supply & Sewage Co. SA	89,950	464,300
California Water Service Group	100,000	1,811,000
China Water Affairs Group Ltd. (b)	4,556,000	1,419,591
Cia de Saneamento Basico do Estado de Sao Paulo	81,000	3,188,752
Cia de Saneamento de Minas Gerais	160,000	3,747,869
Hyflux Ltd.	797,000	921,712
Inversiones Aguas Metropolitanas SA	1,500,000	2,643,785
Manila Water Co., Inc.	5,610,000	3,281,023
Pennon Group Plc	215,200	2,569,471
Severn Trent Plc	113,500	3,112,648

		30,259,973
Total Long-Term Investments (Cost – $118,950,430) – 94.2%		110,839,584

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (d)(f)	7,692,785	$7,692,785
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.20% (d)(e)(f)	$1,488	1,488,335
Total Short-Term Securities (Cost – $9,181,120) – 7.8%		9,181,120
Total Investments Before Outstanding Options Written (Cost – $128,131,550) – 102.0%		120,020,704

Options Written	Contracts
Exchange-Traded Call Options – (0.3)%
ABB Ltd., Strike Price CHF 19, Expires 5/18/12	100	(332)
Aegion Corp., Strike Price USD 17.50, Expires 6/18/12	65	(8,126)
Agrium, Inc.:
Strike Price USD 87.50, Expires 5/21/12	76	(18,620)
Strike Price USD 90, Expires 5/21/12	76	(9,500)
American States Water Co., Strike Price USD 37, Expires 5/14/12	210	(9,467)
American Superconductor Corp., Strike Price USD 4.50, Expires 5/25/12	155	(2,771)
Bunge Ltd., Strike Price USD 68.50, Expires 5/11/12	140	(641)
CF Industries Holdings, Inc., Strike Price USD 190, Expires 5/21/12	50	(40,875)
Cheniere Energy, Inc.:
Strike Price USD 18, Expires 5/21/12	20	(2,200)
Strike Price USD 19, Expires 6/18/12	10	(1,225)
Strike Price USD 20, Expires 6/18/12	10	(850)
CNH Global NV, Strike Price USD 45, Expires 5/21/12	144	(28,440)
Cosan Ltd., A Shares:
Strike Price USD 14, Expires 5/21/12	45	(1,340)
Strike Price USD 15, Expires 5/21/12	360	(5,400)
Deere & Co., Strike Price USD 85, Expires 5/21/12	115	(9,142)
Ecolab, Inc., Strike Price USD 62.50, Expires 5/21/12	65	(11,050)
First Solar, Inc., Strike Price USD 21, Expires 6/18/12	22	(2,673)
General Cable Corp., Strike Price USD 30, Expires 5/21/12	41	(5,740)
IDEX Corp., Strike Price USD 44, Expires 6/07/12	54	(5,670)
ITC Holdings Corp., Strike Price USD 77, Expires 6/18/12	25	(5,357)
Itron, Inc., Strike Price USD 45, Expires 5/21/12	105	(2,100)
Johnson Controls, Inc.:
Strike Price USD 33, Expires 5/21/12	76	(2,090)
Strike Price USD 34, Expires 5/21/12	76	(570)

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options (concluded)
Layne Christensen Co., Strike Price USD 25, Expires 5/21/12	54	$(2,160)
MEMC Electronic Materials, Inc., Strike Price USD 4, Expires 5/21/12	88	(924)
Monsanto Co., Strike Price USD 77.50, Expires 5/21/12	195	(18,818)
The Mosaic Co., Strike Price USD 52.50, Expires 5/21/12	180	(26,550)
NextEra Energy, Inc., Strike Price USD 65, Expires 6/18/12	120	(6,300)
Ormat Technologies, Inc., Strike Price USD 18.50, Expires 5/25/12	93	(13,942)
Pall Corp., Strike Price USD 60, Expires 6/18/12	52	(9,620)
Plum Creek Timber Co., Inc., Strike Price USD 42, Expires 5/21/12	255	(16,448)
Potash Corp. of Saskatchewan, Inc., Strike Price USD 45, Expires 6/18/12	250	(19,500)
Quanta Services, Inc.:
Strike Price USD 22, Expires 5/21/12	115	(9,200)
Strike Price USD 23, Expires 5/21/12	115	(4,025)
Rayonier, Inc., Strike Price USD 46, Expires 5/04/12	123	(360)
Roper Industries, Inc., Strike Price USD 100, Expires 5/21/12	55	(15,400)
Sasol Ltd., Strike Price USD 47, Expires 6/18/12	72	(8,352)
Sasol Ltd. - ADR, Strike Price USD 50, Expires 6/18/12	12	(750)
The Shaw Group, Inc., Strike Price USD 32, Expires 5/21/12	140	(4,900)
Suntech Power Holdings Co. Ltd. - ADR, Strike Price USD 3.50, Expires 5/21/12	66	(132)
Tetra Tech, Inc., Strike Price USD 25, Expires 5/21/12	405	(87,075)
Trina Solar Ltd. - ADR, Strike Price USD 7, Expires 6/18/12	53	(4,372)
Viterra, Inc., Strike Price CAD 16, Expires 5/21/12	648	(9,840)
Yingli Green Energy Holding Co. Ltd. - ADR, Strike Price USD 4, Expires 5/21/12	172	(1,720)
Total Exchange-Traded Call Options		(434,567)
Over-the-Counter Call Options – (0.8)%
Acciona SA, Strike Price EUR 51.45, Expires 5/15/12, Broker Citigroup Global Markets, Inc.	2,200	(212)
All American Latina Logistica SA, Strike Price BRL 9.51, Expires 5/24/12, Broker Deutsche Bank Securities Corp.	59,900	(849)
American States Water Co., Strike Price USD 35.68, Expires 5/29/12, Broker UBS Securities LLC	26,400	(32,456)
American Water Works Co., Inc., Strike Price USD 34.17, Expires 5/07/12, Broker Deutsche Bank Securities Corp.	26,500	(6,778)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Aqua America, Inc.:
Strike Price USD 22.43, Expires 5/08/12, Broker Goldman Sachs & Co.	17,600	$(5,923)
Strike Price USD 21.92, Expires 6/08/12, Broker Goldman Sachs & Co.	8,000	(6,320)
Strike Price USD 21.80, Expires 6/14/12, Broker Morgan Stanley & Co., Inc.	17,800	(18,287)
Strike Price USD 22.77, Expires 6/14/12, Broker Morgan Stanley & Co., Inc.	4,200	(1,067)
Strike Price USD 22.77, Expires 6/21/12, Broker Morgan Stanley & Co., Inc.	4,200	(1,180)
Archer-Daniels-Midland Co., Strike Price USD 31.19, Expires 5/29/12, Broker Citigroup Global Markets, Inc.	20,500	(14,733)
BrasilAgro - Companhia Brasileira de Propriedades AG:
Strike Price BRL 10.14, Expires 5/07/12, Broker Banc of America Securities	39,400	–
Strike Price BRL 8.62, Expires 5/24/12, Broker Deutsche Bank Securities Corp.	39,400	(360)
Strike Price BRL 8.07, Expires 6/05/12, Broker Deutsche Bank Securities Corp.	39,000	(2,620)
Strike Price BRL 7.96, Expires 6/12/12, Broker Banc of America Securities	39,000	(3,772)
Strike Price BRL 7.73, Expires 6/21/12, Broker Deutsche Bank Securities Corp.	39,400	(6,199)
California Water Service Group:
Strike Price USD 18.16, Expires 5/07/12, Broker Credit Suisse First Boston	22,700	(3,979)
Strike Price USD 18.50, Expires 5/10/12, Broker Citigroup Global Markets, Inc.	22,200	(2,092)
China Longyuan Power Group Corp., Series H, Strike Price HKD 6.16, Expires 5/30/12, Broker Citigroup Global Markets, Inc.	129,000	(3,096)
China Water Affairs Group Ltd., Strike Price HKD 2.46, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	1,000,000	(9,515)
Cia de Saneamento Basico do Estado de Sao Paulo, Strike Price BRL 68.78, Expires 5/24/12, Broker Deutsche Bank Securities Corp.	36,500	(120,724)
Cia de Saneamento de Minas Gerais:
Strike Price BRL 41.43, Expires 5/07/12, Broker UBS Securities LLC	36,000	(58,440)
Strike Price BRL 41.02, Expires 5/24/12, Broker Deutsche Bank Securities Corp.	36,000	(71,747)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	27

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Cresud SACIF y A - ADR, Strike Price USD 13.03, Expires 5/17/12, Broker Citigroup Global Markets, Inc.	21,900	$(2)
Enel Green Power SpA, Strike Price EUR 1.40, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	69,000	(12)
Fibria Celulose SA - ADR, Strike Price USD 8.36, Expires 6/04/12, Broker Citigroup Global Markets, Inc.	12,000	(2,544)
Gamesa Corp. Tecnologica SA, Strike Price EUR 2.33, Expires 5/15/12, Broker Citigroup Global Markets, Inc.	18,000	(478)
Hera SpA, Strike Price EUR 1.06, Expires 5/15/12, Broker UBS Securities LLC	197,600	(20,846)
Hyflux Ltd., Strike Price SGD 1.53, Expires 5/30/12, Broker Deutsche Bank Securities Corp.	359,000	(5,440)
Iberdrola SA, Strike Price EUR 4.18, Expires 5/15/12, Broker Banc of America Securities	106,700	(81)
Illovo Sugar Ltd.:
Strike Price ZAR 25.25, Expires 5/02/12, Broker Citigroup Global Markets, Inc.	52,900	(523)
Strike Price ZAR 25.25, Expires 5/15/12, Broker Citigroup Global Markets, Inc.	52,900	(1,985)
Incitec Pivot Ltd., Strike Price AUD 3.10, Expires 5/30/12, Broker UBS Securities LLC	130,400	(22,725)
Inversiones Aguas Metropolitanas SA:
Strike Price CLP 806.99, Expires 5/07/12, Broker UBS Securities LLC	225,000	(22,288)
Strike Price CLP 828.2, Expires 5/30/12, Broker Credit Suisse First Boston	225,000	(13,900)
Strike Price CLP 827.16, Expires 6/05/12, Broker Credit Suisse First Boston	225,000	(14,663)
Israel Chemicals Ltd., Strike Price ILS 43.58, Expires 5/15/12, Broker UBS Securities LLC	40,500	(8,340)
Johnson Matthey Plc, Strike Price GBP 24.12, Expires 5/15/12, Broker Citigroup Global Markets, Inc.	34,900	(13,348)
K+S AG, Strike Price EUR 37.02, Expires 6/27/12, Broker Morgan Stanley & Co., Inc.	9,300	(17,761)
Kingspan Group Plc:
Strike Price EUR 7.85, Expires 5/15/12, Broker UBS Securities LLC	5,300	(1,333)
Strike Price EUR 7.44, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	5,300	(3,573)
Kurita Water Industries Ltd., Strike Price JPY 1,950.31, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	29,900	(16,071)
Nordex SE, Strike Price EUR 4.42, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	3,600	(2)
Novozymes A/S, B Shares, Strike Price DKK 164.52, Expires 5/15/12, Broker Banc of America Securities	24,800	(3,374)
Nufarm Ltd., Strike Price AUD 4.86, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	31,500	(6,446)
Orkla ASA, Strike Price NOK 42.47, Expires 6/27/12, Broker Deutsche Bank Securities Corp.	27,400	(3,555)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Pennon Group Plc, Strike Price GBP 7.21, Expires 5/15/12, Broker Citigroup Global Markets, Inc.	96,900	$(27,827)
Pentair, Inc., Strike Price USD 39.44, Expires 5/14/12, Broker Goldman Sachs & Co.	11,800	(46,787)
Renewable Energy Corp. ASA, Strike Price NOK 3.22, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	10,300	(417)
Sao Martinho SA:
Strike Price BRL 21.4, Expires 5/07/12, Broker UBS Securities LLC	24,200	(18,864)
Strike Price BRL 23.23, Expires 5/24/12, Broker Credit Suisse First Boston	24,200	(7,086)
Strike Price BRL 23.74, Expires 6/06/12, Broker Citigroup Global Markets, Inc.	41,600	(11,844)
Schneider Electric SA, Strike Price EUR 49.40, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	6,600	(3,676)
Scottish & Southern Energy Plc, Strike Price GBP 13.55, Expires 5/15/12, Broker UBS Securities LLC	14,400	(1,245)
Severn Trent Plc, Strike Price GBP 15.68, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	51,000	(101,042)
Sinofert Holdings Ltd., Strike Price HKD 1.90, Expires 5/30/12, Broker Citigroup Global Markets, Inc.	1,186,000	(1,947)
SLC Agricola SA:
Strike Price BRL 16.11, Expires 5/07/12, Broker Credit Suisse First Boston	16,900	(18,576)
Strike Price BRL 17.89, Expires 5/30/12, Broker Credit Suisse First Boston	33,700	(12,979)
Strike Price BRL 18.65, Expires 6/21/12, Broker Credit Suisse First Boston	16,900	(4,904)
Solarworld AG, Strike Price EUR 2.15, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	11,900	(10)
Suez Environnement Co., Strike Price EUR 10.94, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	4,700	(927)
SunOpta, Inc., Strike Price USD 5.74, Expires 6/05/12, Broker Goldman Sachs & Co.	26,800	(6,921)
Syngenta AG, Strike Price CHF 320.47, Expires 6/27/12, Broker Morgan Stanley & Co., Inc.	4,000	(36,426)
Tianjin Capital Environmental Protection Group Co. Ltd., Series H, Strike Price HKD 2.00, Expires 5/30/12, Broker Deutsche Bank Securities Corp.	904,000	(2,860)
Trimble Navigation Ltd., Strike Price USD 54.84, Expires 5/31/12, Broker Citigroup Global Markets, Inc.	11,200	(17,955)
Umicore SA, Strike Price EUR 41.49, Expires 5/15/12, Broker Banc of America Securities	9,500	(11,335)
United Utilities Group Plc, Strike Price GBP 6.11, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	41,000	(6,650)
Veolia Environnement, Strike Price EUR 11.60, Expires 5/15/12, Broker Banc of America Securities	4,300	(1,146)
Vestas Wind Systems A/S, Strike Price DKK 53.37, Expires 5/15/12, Broker Banc of America Securities	16,800	(2,907)

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
Wacker Chemie AG, Strike Price EUR 62.51, Expires 5/15/12, Broker Banc of America Securities	3,200	$(1,305)
Watts Water Technologies, Inc., Class A, Strike Price USD 37.70, Expires 6/29/12, Broker Goldman Sachs & Co.	13,500	(21,670)
Wilmar International Ltd., Strike Price SGD 4.84, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	39,000	(5,170)

Total Over-the-Counter Call Options		(922,115)

Total Options Written (Premiums Received – $1,383,892) – (1.1)%		(1,356,682)

Value

Total Investments Net of Outstanding Options Written – 100.9%	$118,664,022
Liabilities in Excess of Other Assets – (0.9)%	(1,041,055)

Net Assets – 100.0%	$117,622,967

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(b)	Security, or a portion of security, is on loan.
(c)	Non-income producing security.
(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

(f)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2011	Net Activity	Shares/ Beneficial Interest Held at April 30, 2012	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	9,507,628	(1,814,843)	7,692,785	$161	$5,250
BlackRock Liquidity Series, LLC Money Market Series	$1,800,329	$(311,994)	$1,488,335	–	$29,285

—	Foreign currency exchange contracts as of April 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appre- ciation (Depre ciation)

CHF	1,143,500	USD	1,261,348	UBS Securities LLC	5/02/12	$(1,500)
USD	18,633	BRL	35,273	The Bank of New York Mellon Corp.	5/02/12	129
USD	14,549	EUR	11,000	Deutsche Bank Securities Corp.	5/04/12	(12)

Total						$(1,383)

—

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities
—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	29

Schedule of Investments (concluded)	BlackRock EcoSolutions Investment Trust (BQR)

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Auto Components	$1,080,586	–	–	$1,080,586
Building Products	–	$245,905	–	245,905
Chemicals	13,865,751	8,759,634	–	22,625,385
Commercial Services & Supplies	2,403,000	496,445	–	2,899,445
Construction & Engineering	2,569,411	–	–	2,569,411
Electric Utilities	2,121,057	2,086,197	–	4,207,254
Electrical Equipment	2,036,581	1,365,406	–	3,401,987
Electronic Equipment, Instruments & Components	2,289,773	–	–	2,289,773
Food Products	13,321,431	1,700,955	–	15,022,386
Independent Power Producers & Energy Traders	491,478	471,791	–	963,269
Machinery	9,936,183	1,624,618	–	11,560,801
Materials	–	2,910,239	–	2,910,239
Metals & Mining	–	1,140,377	–	1,140,377
Multi-Utilities	–	1,861,331	–	1,861,331
Oil, Gas & Consumable Fuels	1,603,053	1,188,613	–	2,791,666
Paper & Forest Products	393,345	–	–	393,345
Real Estate Investment Trusts (REITs)	3,611,850	–	–	3,611,850
Road & Rail	602,151	–	–	602,151
Semiconductors & Semiconductor Equipment	333,806	68,644	–	402,450
Water Utilities	18,491,228	11,768,745	–	30,259,973
Short-Term Securities	7,692,785	1,488,335	–	9,181,120
Total	$82,843,469	$37,177,235	–	$120,020,704

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$129	–	–	$129
Liabilities:
Equity contracts	(386,664)	$(970,018)	–	(1,356,682)
Foreign currency exchange contracts	(1,512)	–	–	(1,512)
Total	$(388,047)	$(970,018)	–	$(1,358,065)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments April 30, 2012 (Unaudited)	BlackRock Energy and Resources Trust (BGR) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Energy Equipment & Services – 16.1%
Cameron International Corp. (a)(b)	486,000	$24,907,500
Core Laboratories NV (b)	89,700	12,287,106
National Oilwell Varco, Inc. (b)	380,700	28,841,832
Schlumberger Ltd. (b)	235,900	17,489,626
Superior Energy Services, Inc. (a)(b)	205,300	5,526,676
Technip SA	166,900	18,953,177
Transocean Ltd. (b)	301,200	15,177,468
Weatherford International Ltd. (a)(b)	606,300	8,651,901

		131,835,286

Metals & Mining – 2.3%
Goldcorp, Inc. (b)	96,200	3,680,612
Pan American Silver Corp.	177,100	3,455,221
Silver Wheaton Corp. (b)	377,000	11,509,810

		18,645,643

Oil, Gas & Consumable Fuels – 79.7%
Alpha Natural Resources, Inc. (a)(b)(c)	2,059,414	33,218,348
AltaGas Ltd. (b)	513,100	16,605,565
Anadarko Petroleum Corp. (b)	440,200	32,227,042
Bonanza Creek Energy, Inc. (a)(c)	607,500	13,346,775
Cabot Oil & Gas Corp. (b)	394,600	13,866,244
Cheniere Energy, Inc. (a)(b)	1,943,800	35,590,978
Chesapeake Midstream Partners LP	275,600	7,904,208
Cimarex Energy Co. (b)	148,200	10,242,102
Concho Resources, Inc. (a)(b)	69,800	7,481,164
CONSOL Energy, Inc. (b)	280,100	9,310,524
Crescent Point Energy Corp. (b)	336,400	14,697,600
Crew Energy, Inc. (a)(b)	1,709,192	12,111,499
DCP Midstream Partners LP	242,600	11,113,506
Denbury Resources, Inc. (a)(b)(c)	754,500	14,365,680
El Paso Corp. (b)	690,700	20,493,069
Energy XXI (Bermuda) Ltd. (a)(b)	455,700	17,170,776
EQT Corp.	413,611	20,606,100
Keyera Corp. (b)	467,567	19,117,306
Kodiak Oil & Gas Corp. (a)(b)(c)	827,700	7,325,145
Kosmos Energy Ltd. (b)(c)	1,041,300	12,683,034
Magnum Hunter Resources Corp. (a)(b)(c)	745,500	4,629,555
MarkWest Energy Partners LP (b)	415,500	24,992,325
Noble Energy, Inc. (b)	295,400	29,339,128
NuVista Energy Ltd. (a)	589,300	1,873,161
Occidental Petroleum Corp. (b)	379,300	34,599,746
ONEOK Partners LP	375,000	20,910,000
Pembina Pipeline Corp.	301,800	9,128,698
Pioneer Natural Resources Co. (b)	219,109	25,377,204
Plains All American Pipeline LP (b)	187,200	15,337,296
Range Resources Corp. (b)	559,300	37,282,938
SM Energy Co. (b)	83,200	5,500,352
Southwestern Energy Co. (a)(b)(c)	485,800	15,341,564
Targa Resources Partners LP	145,400	6,256,562
Trilogy Energy Corp.	354,770	9,811,526
Valero Energy Corp. (b)	1,340,223	33,103,508
Whiting Petroleum Corp. (a)(b)	560,800	32,077,760
Williams Partners LP	318,700	18,306,128

		653,344,116

Total Common Stocks – 98.1%		803,825,045

Rights	Shares	Value

Oil, Gas & Consumable Fuels – 0.0%
Magnum Hunter Resources Corp., Expires 10/14/2013(a)(c)	70,300	$–

Total Long-Term Investments (Cost – $677,418,220) – 98.1%		803,825,045

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (d)(f)	27,463,275	27,463,275

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.20% (d)(e)(f)	$23,717	23,716,808

Total Short-Term Securities (Cost – $51,180,083) – 6.3%		51,180,083

Total Investments Before Outstanding Options Written (Cost – $728,598,303) – 104.4%		855,005,128

Options Written	Contracts

Exchange-Traded Call Options – (0.7)%
Alpha Natural Resources, Inc.:
Strike Price USD 20, Expires 5/21/12	1,600	(9,599)
Strike Price USD 20, Expires 6/18/12	1,500	(36,000)
AltaGas Ltd., Strike Price CAD 32, Expires 5/21/12	600	(12,148)
Anadarko Petroleum Corp.:
Strike Price USD 87.50, Expires 5/21/12	470	(1,880)
Strike Price USD 72.50, Expires 6/18/12	500	(177,500)
Strike Price USD 75, Expires 6/18/12	500	(116,250)
Cabot Oil & Gas Corp.:
Strike Price USD 35, Expires 5/21/12	100	(13,500)
Strike Price USD 32, Expires 6/18/12	590	(230,100)
Cameron International Corp.:
Strike Price USD 55, Expires 5/21/12	800	(14,000)
Strike Price USD 55, Expires 6/22/12	800	(52,542)
Cheniere Energy, Inc.:
Strike Price USD 18, Expires 5/21/12	3,150	(346,500)
Strike Price USD 19, Expires 5/21/12	500	(31,250)
Strike Price USD 19, Expires 6/18/12	1,632	(199,920)
Strike Price USD 20, Expires 6/18/12	1,632	(138,720)
Cimarex Energy Co.:
Strike Price USD 85, Expires 5/21/12	180	(1,800)
Strike Price USD 70, Expires 6/18/12	300	(99,000)
Concho Resources, Inc., Strike Price USD 105, Expires 5/21/12	230	(110,400)
CONSOL Energy, Inc.:
Strike Price USD 35, Expires 5/21/12	300	(9,900)
Strike Price USD 37, Expires 5/21/12	240	(1,920)
Core Laboratories NV, Strike Price USD 135, Expires 6/18/12	298	(174,330)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	31

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
Crescent Point Energy Corp., Strike Price CAD 46, Expires 5/21/12	1,175	$(11,895)
Crew Energy, Inc.:
Strike Price CAD 11, Expires 5/21/12	3,525	(14,273)
Strike Price CAD 7.50, Expires 6/18/12	1,465	(37,075)
Denbury Resources, Inc., Strike Price USD 20, Expires 5/21/12	2,500	(68,750)
El Paso Corp.:
Strike Price USD 30, Expires 5/21/12	1,000	(38,000)
Strike Price USD 30, Expires 6/18/12	1,280	(94,080)
Energy XXI (Bermuda) Ltd.:
Strike Price USD 39, Expires 5/21/12	610	(57,950)
Strike Price USD 40, Expires 6/18/12	610	(82,350)
Strike Price USD 41, Expires 6/18/12	204	(20,910)
Goldcorp, Inc., Strike Price USD 45, Expires 5/21/12	340	(1,190)
Keyera Corp., Strike Price CAD 39, Expires 6/18/12	845	(132,586)
Kodiak Oil & Gas Corp.:
Strike Price USD 11, Expires 5/09/12	490	(29)
Strike Price USD 12.50, Expires 5/21/12	300	(1,500)
Strike Price USD 10, Expires 6/18/12	2,107	(79,012)
Kosmos Energy Ltd.:
Strike Price USD 13.75, Expires 5/15/12	335	(749)
Strike Price USD 12.50, Expires 5/21/12	675	(21,938)
Strike Price USD 12.50, Expires 6/18/12	600	(31,500)
Magnum Hunter Resources Corp., Strike Price USD 7.50, Expires 5/21/12	1,100	(11,000)
MarkWest Energy Partners LP:
Strike Price USD 60, Expires 5/21/12	700	(47,250)
Strike Price USD 60, Expires 6/18/12	700	(82,250)
National Oilwell Varco, Inc., Strike Price USD 85, Expires 5/21/12	570	(3,990)
Noble Energy, Inc., Strike Price USD 100, Expires 5/21/12	975	(173,062)
Occidental Petroleum Corp.:
Strike Price USD 100, Expires 5/21/12	1,095	(12,592)
Strike Price USD 95, Expires 6/18/12	230	(35,305)
Pioneer Natural Resources Co.:
Strike Price USD 110, Expires 5/21/12	135	(105,975)
Strike Price USD 115, Expires 5/21/12	100	(45,500)
Strike Price USD 110, Expires 6/18/12	100	(95,000)
Plains All American Pipeline LP, Strike Price USD 80, Expires 5/21/12	600	(115,500)
Range Resources Corp.:
Strike Price USD 57.50, Expires 6/18/12	980	(950,600)
Strike Price USD 60, Expires 6/18/12	980	(744,800)
Schlumberger Ltd.:
Strike Price USD 72.50, Expires 5/21/12	330	(87,120)
Strike Price USD 75, Expires 5/21/12	50	(5,975)
Strike Price USD 77.50, Expires 5/21/12	400	(16,600)
Silver Wheaton Corp., Strike Price USD 31, Expires 5/21/12	660	(57,750)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
SM Energy Co.:
Strike Price USD 80, Expires 5/21/12	175	$(4,375)
Strike Price USD 65, Expires 6/18/12	100	(43,500)
Southwestern Energy Co.:
Strike Price USD 35.25, Expires 5/21/12	1,220	(16,175)
Strike Price USD 30, Expires 6/18/12	385	(107,608)
Superior Energy Services, Inc., Strike Price USD 27.50, Expires 5/21/12	720	(46,800)
Transocean Ltd., Strike Price USD 55, Expires 5/19/12	1,040	(45,240)
Valero Energy Corp.:
Strike Price USD 26, Expires 5/21/12	1,850	(56,425)
Strike Price USD 27, Expires 5/21/12	380	(5,130)
Strike Price USD 28, Expires 5/21/12	300	(1,950)
Strike Price USD 25, Expires 6/18/12	300	(31,500)
Strike Price USD 27, Expires 6/18/12	1,850	(69,375)
Weatherford International Ltd., Strike Price USD 18, Expires 5/21/12	2,120	(8,480)
Whiting Petroleum Corp.:
Strike Price USD 62.50, Expires 5/21/12	800	(18,000)
Strike Price USD 65, Expires 5/21/12	200	(2,000)
Strike Price USD 57.50, Expires 6/18/12	964	(260,280)

Total Exchange-Traded Call Options		(5,778,153)

Over-the-Counter Call Options – (0.2)%
Bonanza Creek Energy, Inc.:
Strike Price USD 19.89, Expires 5/04/12, Broker Deutsche Bank Securities Corp.	48,400	(100,696)
Strike Price USD 19.89, Expires 5/10/12, Broker Deutsche Bank Securities Corp.	48,400	(101,820)
Strike Price USD 21.89, Expires 5/25/12, Broker Morgan Stanley & Co., Inc.	47,000	(33,210)
Cabot Oil & Gas Corp., Strike Price USD 32.00, Expires 6/13/12, Broker Morgan Stanley & Co., Inc.	62,000	(245,110)
Consol Energy, Inc., Strike Price USD 35.07, Expires 6/13/12, Broker Morgan Stanley & Co., Inc.	46,000	(40,448)
Crew Energy, Inc., Strike Price CAD 9.81, Expires 5/25/12, Broker Goldman Sachs & Co.	99,000	(175)
Energy XXI (Bermuda) Ltd., Strike Price USD 37.45, Expires 6/06/12, Broker Morgan Stanley & Co., Inc.	24,000	(51,380)
EQT Corp.:
Strike Price USD 51.33, Expires 5/04/12, Broker UBS Securities LLC	50,000	(3,385)
Strike Price USD 52.58, Expires 5/04/12, Broker Banc of America Securities	64,000	(714)
Strike Price USD 51.33, Expires 5/11/12, Broker UBS Securities LLC	50,000	(13,813)
Keyera Corp., Strike Price CAD 41.73, Expires 5/15/12, Broker Citigroup Global Markets, Inc.	70,000	(20,449)
Kosmos Energy Ltd., Strike Price USD 12.49, Expires 5/29/12, Broker Deutsche Bank Securities Corp.	62,000	(12,660)

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Magnum Hunter Resources Corp.:
Strike Price USD 6.35, Expires 6/12/12, Broker Morgan Stanley & Co., Inc.	65,000	$(26,506)
Strike Price USD 6.20, Expires 6/22/12, Broker Deutsche Bank Securities Corp.	71,000	(28,819)
National Oilwell Varco, Inc., Strike Price USD 87.50, Expires 6/13/12, Broker Citigroup Global Markets, Inc.	76,000	(18,698)
ONEOK Partners LP, Strike Price USD 55.47, Expires 6/06/12, Broker Deutsche Bank Securities Corp.	35,000	(34,075)
Pioneer Natural Resources, Strike Price USD 119.07, Expires 6/07/12, Broker Deutsche Bank Securities Corp.	48,000	(178,509)
Technip SA:
Strike Price EUR 89.07, Expires 6/13/12, Broker Morgan Stanley & Co., Inc.	29,200	(102,383)
Strike Price EUR 89.07, Expires 6/27/12, Broker Morgan Stanley & Co., Inc.	29,200	(121,698)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
Trilogy Energy Corp.:
Strike Price CAD 27.09, Expires 5/10/12, Broker Deutsche Bank Securities Corp.	58,500	$(45,664)
Strike Price CAD 27.36, Expires 5/25/12, Broker Deutsche Bank Securities Corp.	58,500	(60,044)

Total Over-the-Counter Call Options		(1,240,256)

Total Options Written (Premiums Received – $7,456,147) – (0.9)%		(7,018,409)

Total Investments Net of Outstanding Options Written – 103.5%		847,986,719
Liabilities in Excess of Other Assets – (3.5)%		(28,646,356)

Net Assets – 100.0%		$819,340,363

(a)	Non-income producing security.
(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(c)	Security, or a portion of security, is on loan.
(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

(f)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2011	Net Activity	Shares/ Beneficial Interest Held at April 30, 2012	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	14,873,138	12,590,137	27,463,275	$412	$13,609
BlackRock Liquidity Series, LLC Money Market Series	$60,660,178	$(36,943,370)	$23,716,808	–	$55,379

—	Foreign currency exchange contracts as of April 30, 2012 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation

EUR 4,772,000	USD	6,325,859	Citigroup Global Markets, Inc.	5/02/12	$(9,177)

—

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities
—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	33

Schedule of Investments (concluded)	BlackRock Energy and Resources Trust (BGR)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$112,882,109	$ 18,953,177	–	$131,835,286
Metals & Mining	18,645,643	–	–	18,645,643
Oil, Gas & Consumable Fuels	653,344,116	–	–	653,344,116
Rights	–	–	–	–
Short-Term Securities	27,463,275	23,716,808	–	51,180,083
Total	$812,335,143	$42,669,985	–	$855,005,128

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(5,708,659)	$(1,309,750)	–	$(7,018,409)
Foreign Currency Contracts	(9,177)	–	–	(9,177)
Total	$(5,708,659)	$(1,309,750)	–	$(7,018,409)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments April 30, 2012 (Unaudited)	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 4.5%
General Dynamics Corp.	150,500	$10,158,750
Honeywell International, Inc.	158,400	9,608,544
Northrop Grumman Corp. (a)	161,700	10,232,376
Raytheon Co. (a)	290,700	15,738,498
Rockwell Collins, Inc. (a)	53,400	2,984,526
United Technologies Corp. (a)	236,800	19,332,352

		68,055,046

Air Freight & Logistics – 0.6%
United Parcel Service, Inc., Class B (a)	114,400	8,939,216

Auto Components – 0.3%
Johnson Controls, Inc. (a)	158,400	5,064,048

Beverages – 1.9%
The Coca-Cola Co. (a)	212,700	16,233,264
Diageo Plc - ADR (a)	124,400	12,579,328

		28,812,592

Building Products – 0.3%
AO Smith Corp.	42,050	2,001,580
Fortune Brands Home and Security, Inc. (a)(b)	12,400	281,976
Masco Corp. (a)	185,600	2,446,208

		4,729,764

Capital Markets – 0.3%
Eaton Vance Corp. (a)	128,800	3,387,440
Federated Investors, Inc., Class B (a)(c)	80,446	1,776,248

		5,163,688

Chemicals – 2.9%
The Dow Chemical Co. (a)	209,800	7,108,024
E.I. du Pont de Nemours & Co. (a)	400,000	21,384,000
Olin Corp.	234,400	4,913,024
Praxair, Inc. (a)	77,600	8,978,320
RPM International, Inc.	53,000	1,408,210
Stepan Co.	10,350	940,401

		44,731,979

Commercial Banks – 7.4%
BancorpSouth, Inc.	52,600	708,522
Bank of Hawaii Corp. (a)	43,000	2,102,270
Bank of Nova Scotia (a)	207,100	11,488,667
Bank of the Ozarks, Inc.	37,700	1,164,930
Chemical Financial Corp.	52,445	1,157,461
Community Bank System, Inc.	29,100	818,292
Community Trust Bancorp, Inc.	31,300	1,000,035
Cullen/Frost Bankers, Inc.	92,000	5,424,320
Iberiabank Corp.	23,200	1,184,824
M&T Bank Corp. (a)	32,700	2,821,029
National Bank of Canada (a)	181,500	14,165,764
S&T Bancorp, Inc.	24,800	464,256
The Toronto-Dominion Bank (a)	123,100	10,395,795
Trustmark Corp. (a)	57,500	1,463,375
U.S. Bancorp (a)	521,600	16,779,872
Valley National Bancorp	107,915	1,359,729
Wells Fargo & Co. (a)	1,157,700	38,701,911
WesBanco, Inc.	46,300	948,224

		112,149,276

Commercial Services & Supplies – 0.3%
ABM Industries, Inc.	103,800	2,416,464
Avery Dennison Corp. (a)	7,241	231,567
McGrath RentCorp	39,761	1,169,769
Mine Safety Appliances Co.	21,200	900,152

		4,717,952

Common Stocks	Shares	Value
Computers & Peripherals – 0.2%
Diebold, Inc. (a)	67,900	$2,678,655

Construction Materials – 0.4%
Martin Marietta Materials, Inc. (a)	33,500	2,776,480
Vulcan Materials Co. (a)	62,600	2,679,906

		5,456,386

Consumer Finance – 1.0%
American Express Co.	241,600	14,546,736

Containers & Packaging – 0.5%
Bemis Co., Inc. (a)	94,400	3,057,616
Myers Industries, Inc.	48,848	807,457
Sonoco Products Co.	98,900	3,276,557

		7,141,630

Distributors – 0.3%
Fastenal Co. (a)	61,500	2,879,430
Genuine Parts Co. (a)	32,300	2,092,394

		4,971,824

Diversified Consumer Services – 0.3%
H&R Block, Inc. (a)	313,421	4,607,289

Diversified Financial Services – 2.9%
Bank of America Corp. (a)	691,600	5,608,876
JPMorgan Chase & Co. (a)	903,000	38,810,940

		44,419,816

Diversified Telecommunication Services – 3.8%
AT&T Inc. (a)	650,100	21,394,791
BCE, Inc.	94,100	3,813,873
CenturyLink, Inc. (a)	548,100	21,134,736
Verizon Communications, Inc. (a)	254,600	10,280,748
Windstream Corp.	31,154	350,171

		56,974,319

Electric Utilities – 3.7%
American Electric Power Co., Inc. (a)	136,300	5,293,891
Duke Energy Corp. (a)	204,200	4,376,006
Edison International	103,600	4,559,436
FirstEnergy Corp. (a)	85,100	3,984,382
ITC Holdings Corp.	34,600	2,680,116
MGE Energy, Inc.	15,071	689,348
NextEra Energy, Inc. (a)	145,400	9,356,490
Northeast Utilities	207,882	7,643,821
Otter Tail Corp.	44,761	982,952
PPL Corp.	102,400	2,800,640
The Southern Co. (a)	285,500	13,115,870

		55,482,952

Electrical Equipment – 0.9%
Brady Corp., Class A	87,500	2,715,125
Rockwell Automation, Inc. (a)	60,800	4,702,272
Roper Industries, Inc. (a)	65,600	6,684,640

		14,102,037

Energy Equipment & Services – 0.6%
Helmerich & Payne, Inc. (a)	50,700	2,605,473
Schlumberger Ltd. (a)	92,800	6,880,192

		9,485,665

Food & Staples Retailing – 0.5%
Wal-Mart Stores, Inc. (a)	119,900	7,063,309

Food Products – 4.5%
Beam, Inc. (a)	28,000	1,589,840
General Mills, Inc.	235,900	9,174,151

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	35

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Food Products (concluded)
HJ Heinz Co.	165,100	$8,801,481
Hormel Foods Corp. (a)	220,200	6,399,012
The J.M. Smucker Co.	16,705	1,330,219
Kraft Foods, Inc., Class A (a)	334,600	13,340,502
Lancaster Colony Corp.	45,800	2,986,618
McCormick & Co., Inc. (a)	8,300	464,053
Mead Johnson Nutrition Co. (a)	137,500	11,764,500
Unilever NV	377,200	12,956,820

		68,807,196

Gas Utilities – 1.8%
Atmos Energy Corp.	41,500	1,352,070
Energen Corp.	57,500	3,011,850
National Fuel Gas Co.	64,700	3,061,604
New Jersey Resources Corp.	121,200	5,240,688
Northwest Natural Gas Co.	63,700	2,911,090
Piedmont Natural Gas Co., Inc. (a)	98,300	2,996,184
South Jersey Industries, Inc.	78,000	3,841,500
UGI Corp.	41,400	1,208,052
WGL Holdings, Inc.	78,300	3,140,613

		26,763,651

Health Care Equipment & Supplies – 0.2%
Meridian Bioscience, Inc.	62,000	1,274,100
Teleflex, Inc.	23,000	1,441,410

		2,715,510

Health Care Providers & Services – 0.3%
Quest Diagnostics, Inc. (a)	89,200	5,145,948

Hotels, Restaurants & Leisure – 1.3%
McDonald’s Corp. (a)	210,300	20,493,735

Household Durables – 0.5%
Stanley Black & Decker, Inc. (a)	104,500	7,645,220

Household Products – 1.5%
Kimberly-Clark Corp.	118,950	9,334,008
The Procter & Gamble Co. (a)	214,000	13,618,960

		22,952,968

Independent Power Producers & Energy Traders – 0.5%
International Power Plc	1,046,800	7,081,040

Industrial Conglomerates – 2.3%
3M Co. (a)	110,400	9,865,345
General Electric Co. (a)	1,122,100	21,970,718
Raven Industries, Inc.	39,828	2,398,044

		34,234,107

Insurance – 4.0%
ACE Ltd.	108,800	8,265,535
Arthur J. Gallagher & Co.	38,000	1,427,280
The Chubb Corp.	174,500	12,750,715
Cincinnati Financial Corp. (a)	145,942	5,198,454
Erie Indemnity Co., Class A	51,300	3,944,970
Harleysville Group, Inc.	37,700	2,259,738
Mercury General Corp.	31,000	1,400,890
Old Republic International Corp.	218,000	2,169,100
Prudential Financial, Inc. (a)	133,100	8,057,874
The Travelers Cos., Inc.	236,600	15,218,112

		60,692,668

IT Services – 1.8%
Automatic Data Processing, Inc. (a)	52,160	2,901,139
International Business Machines Corp. (a)	118,800	24,601,104

		27,502,243

Common Stocks	Shares	Value
Leisure Equipment & Products – 1.1%
Mattel, Inc. (a)	198,900	$6,683,040
Polaris Industries, Inc. (a)	121,000	9,612,240

		16,295,280

Machinery – 4.0%
Caterpillar, Inc. (a)	254,600	26,165,242
Deere & Co. (a)	283,900	23,382,004
Dover Corp. (a)	54,400	3,408,704
Graco, Inc.	39,600	2,111,076
NACCO Industries, Inc., Class A	11,400	1,293,558
Pentair, Inc.	105,100	4,555,034

		60,915,618

Media – 2.0%
Comcast Corp., Special Class A (a)	462,000	13,781,460
Meredith Corp. (c)	33,500	965,805
Time Warner Cable, Inc. (a)	141,066	11,348,760
The Walt Disney Co. (a)	105,100	4,530,861

		30,626,886

Metals & Mining – 2.6%
BHP Billiton Ltd. - ADR (a)	372,100	27,647,030
Rio Tinto Plc - ADR	145,700	8,169,399
Southern Copper Corp. (a)	130,077	4,276,932

		40,093,361

Multiline Retail – 0.2%
Family Dollar Stores, Inc.	51,200	3,458,560

Multi-Utilities – 2.0%
Consolidated Edison, Inc. (a)	60,600	3,602,670
Dominion Resources, Inc.	223,500	11,664,465
Integrys Energy Group, Inc.	76,800	4,196,352
Public Service Enterprise Group, Inc. (a)	171,600	5,345,340
Sempra Energy	64,800	4,195,152
Wisconsin Energy Corp.	52,900	1,948,836

		30,952,815

Oil, Gas & Consumable Fuels – 10.5%
Chevron Corp. (a)	376,550	40,125,168
ConocoPhillips (a)	158,300	11,339,029
Enbridge, Inc. (a)	406,600	17,036,163
EQT Corp.	143,100	7,129,242
Exxon Mobil Corp. (a)	337,200	29,113,848
Kinder Morgan, Inc. (a)(c)	63,400	2,276,060
Marathon Oil Corp. (a)	224,800	6,595,632
Marathon Petroleum Corp. (a)	117,900	4,905,819
Occidental Petroleum Corp. (a)	118,800	10,836,936
Peabody Energy Corp. (a)	45,100	1,403,061
Royal Dutch Shell Plc, Class A - ADR (a)	49,900	3,569,846
Spectra Energy Corp. (a)	224,300	6,894,982
Total SA - ADR (a)	376,500	18,113,415

		159,339,201

Paper & Forest Products – 0.5%
MeadWestvaco Corp.	249,600	7,942,272

Pharmaceuticals – 5.8%
Abbott Laboratories	168,600	10,463,316
Bristol-Myers Squibb Co. (a)	405,500	13,531,535
Johnson & Johnson (a)	226,700	14,755,903
Merck & Co., Inc. (a)	516,900	20,283,156
Pfizer, Inc. (a)	1,267,600	29,066,068

		88,099,978

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) – 2.1%
Federal Realty Investment Trust	36,600	$3,684,156
Getty Realty Corp. (a)	72,800	1,151,696
Home Properties, Inc.	86,300	5,268,615
Liberty Property Trust	60,000	2,187,000
National Retail Properties, Inc. (c)	70,100	1,919,338
Realty Income Corp.	31,018	1,220,248
Sovran Self Storage, Inc. (c)	30,680	1,616,836
Tanger Factory Outlet Centers (c)	66,000	2,067,120
UDR, Inc.	141,000	3,712,530
Universal Health Realty Income Trust (c)	23,525	951,351
Washington REIT (a)	62,300	1,840,965
Weingarten Realty Investors	68,600	1,822,016
Weyerhaeuser Co. (a)	209,000	4,255,240

		31,697,111

Road & Rail – 1.5%
Canadian National Railway Co.	164,000	13,985,920
Union Pacific Corp. (a)	74,300	8,354,292

		22,340,212

Semiconductors & Semiconductor Equipment – 1.5%
Intel Corp. (a)	614,800	17,460,320
Linear Technology Corp. (a)	146,900	4,805,099

		22,265,419

Software – 1.4%
Microsoft Corp. (a)	663,400	21,242,068

Specialty Retail – 2.6%
The Home Depot, Inc. (a)	456,900	23,662,851
Limited Brands, Inc.	304,500	15,133,650

		38,796,501

Textiles, Apparel & Luxury Goods – 1.1%
VF Corp. (a)	107,400	16,330,170

Tobacco – 3.3%
Altria Group, Inc. (a)	223,600	7,202,155
Lorillard, Inc.	79,400	10,742,026
Philip Morris International, Inc. (a)	301,100	26,951,461
Universal Corp.	55,700	2,552,731
Vector Group Ltd.	159,710	2,770,970

		50,219,343

Water Utilities – 1.1%
American States Water Co. (a)	31,425	1,145,126
American Water Works Co., Inc.	218,400	7,478,016
Aqua America, Inc.	238,000	5,404,980
California Water Service Group	64,618	1,170,232
Middlesex Water Co.	66,100	1,226,816
SJW Corp.	35,100	845,910

		17,271,080

Wireless Telecommunication Services – 0.3%
Vodafone Group Plc - ADR (a)	181,500	5,051,145
Total Long-Term Investments (Cost – $1,340,929,383) – 95.9%		1,456,265,485

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (d)(f)	53,206,161	$53,206,161
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.20% (d)(e)(f)	$4,272	4,272,334

Total Short-Term Securities (Cost – $57,478,495) – 3.8%		57,478,495

Total Investments Before Outstanding Options Written (Cost – $1,398,407,878) – 99.7%		1,513,743,980

Options Written	Contracts
Exchange-Traded Call Options – (0.6)%
3M Co., Strike Price USD 87.50, Expires 5/21/12	610	(140,299)
Altria Group, Inc., Strike Price USD 32, Expires 6/18/12	365	(23,908)
American Electric Power Co., Inc., Strike Price USD 38, Expires 5/21/12	745	(67,049)
American States Water Co., Strike Price USD 37, Expires 5/14/12	204	(9,197)
AT&T Inc., Strike Price USD 31.65, Expires 5/16/12	1,145	(144,270)
Automatic Data Processing, Inc.:
Strike Price USD 55.50, Expires 5/04/12	190	(8,124)
Strike Price USD 55, Expires 5/21/12	95	(11,638)
Avery Dennison Corp., Strike Price USD 30, Expires 5/21/12	72	(16,920)
Bank of America Corp.:
Strike Price USD 11, Expires 5/21/12	1,180	(1,180)
Strike Price USD 9, Expires 5/21/12	910	(4,095)
Strike Price USD 9, Expires 6/18/12	1,715	(23,152)
Bank of Hawaii Corp., Strike Price USD 50, Expires 5/21/12	430	(17,200)
Bank of Nova Scotia, Strike Price CAD 57.50, Expires 5/21/12	1,140	(4,039)
Beam, Inc., Strike Price USD 57.50, Expires 5/21/12	155	(12,788)
Bemis Co., Inc., Strike Price USD 31.75, Expires 5/24/12	189	(18,408)
BHP Billiton Ltd. - ADR:
Strike Price USD 75, Expires 5/21/12	1,515	(194,678)
Strike Price USD 80, Expires 5/21/12	525	(6,038)
Bristol-Myers Squibb Co., Strike Price USD 34, Expires 5/21/12	940	(16,450)
Caterpillar, Inc.:
Strike Price USD 115, Expires 5/21/12	1,221	(12,210)
Strike Price USD 105, Expires 6/18/12	180	(52,470)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	37

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options (continued)
CenturyLink, Inc.:
Strike Price USD 39, Expires 5/21/12	1,270	$(47,625)
Strike Price USD 38, Expires 6/18/12	1,040	(104,000)
Chevron Corp., Strike Price USD 105, Expires 6/18/12	745	(227,225)
Cincinnati Financial Corp., Strike Price USD 35, Expires 6/18/12	800	(98,000)
The Coca-Cola Co.:
Strike Price USD 77, Expires 6/12/12	795	(66,890)
Strike Price USD 75, Expires 6/18/12	375	(78,750)
Comcast Corp., Special Class A:
Strike Price USD 30, Expires 5/21/12	340	(18,700)
Strike Price USD 29, Expires 6/18/12	774	(114,165)
ConocoPhillips, Strike Price USD 75, Expires 5/21/12	310	(4,650)
Consolidated Edison, Inc., Strike Price USD 58.50, Expires 6/12/12	335	(41,198)
Deere & Co.:
Strike Price USD 85, Expires 5/21/12	935	(74,332)
Strike Price USD 82.50, Expires 6/18/12	625	(179,375)
Diageo Plc - ADR:
Strike Price USD 97, Expires 5/11/12	445	(184,404)
Strike Price USD 101, Expires 6/18/12	240	(53,021)
Diebold, Inc.:
Strike Price USD 39.50, Expires 5/21/12	500	(38,591)
Strike Price USD 40, Expires 5/21/12	179	(9,845)
Dover Corp., Strike Price USD 62, Expires 6/18/12	300	(68,797)
The Dow Chemical Co.:
Strike Price USD 36, Expires 5/21/12	773	(8,890)
Strike Price USD 36, Expires 6/18/12	380	(15,960)
Duke Energy Corp., Strike Price USD 21, Expires 5/21/12	1,120	(53,200)
E.I. du Pont de Nemours & Co.:
Strike Price USD 55, Expires 5/21/12	895	(14,320)
Strike Price USD 53, Expires 5/24/12	705	(82,795)
Strike Price USD 53, Expires 5/29/12	600	(78,554)
Eaton Vance Corp., Strike Price USD 26.75, Expires 5/21/12	115	(2,934)
Enbridge, Inc., Strike Price CAD 39, Expires 5/21/12	1,530	(370,168)
Exxon Mobil Corp.:
Strike Price USD 85, Expires 5/21/12	765	(129,285)
Strike Price USD 87.50, Expires 5/21/12	425	(17,638)
Strike Price USD 86, Expires 6/20/12	672	(127,008)
Fastenal Co.:
Strike Price USD 55, Expires 5/21/12	345	(2,588)
Strike Price USD 48.50, Expires 6/04/12	270	(18,286)
Federated Investors, Inc., Class B, Strike Price USD 25, Expires 5/21/12	204	(2,040)
FirstEnergy Corp., Strike Price USD 45, Expires 5/21/12	315	(57,488)
Fortune Brands Home and Security, Inc., Strike Price USD 22.50, Expires 5/21/12	124	(10,230)
General Electric Co.:
Strike Price USD 20.20, Expires 5/14/12	1,565	(11,282)
Strike Price USD 21, Expires 5/21/12	568	(1,420)
Strike Price USD 20, Expires 6/18/12	2,038	(62,159)

Options Written	Contracts	Value
Exchange-Traded Call Options (continued)
Genuine Parts Co., Strike Price USD 65, Expires 5/21/12	178	$(16,020)
Getty Realty Corp., Strike Price USD 15, Expires 5/21/12	200	(21,000)
H&R Block, Inc., Strike Price USD 17, Expires 5/21/12	600	(3,000)
Helmerich & Payne, Inc., Strike Price USD 55, Expires 6/18/12	280	(30,100)
The Home Depot, Inc.:
Strike Price USD 49, Expires 5/21/12	215	(65,038)
Strike Price USD 51.50, Expires 6/18/12	2,300	(329,733)
Hormel Foods Corp., Strike Price USD 30, Expires 5/21/12	100	(1,000)
Intel Corp.:
Strike Price USD 28, Expires 5/21/12	780	(48,360)
Strike Price USD 28, Expires 6/18/12	1,540	(139,370)
Strike Price USD 29, Expires 6/18/12	1,060	(47,700)
International Business Machines Corp.:
Strike Price USD 205, Expires 5/21/12	435	(143,550)
Strike Price USD 202, Expires 6/22/12	200	(148,984)
Johnson & Johnson:
Strike Price USD 63.80, Expires 5/31/12	385	(53,219)
Strike Price USD 65, Expires 6/18/12	579	(46,320)
Johnson Controls, Inc.:
Strike Price USD 33, Expires 5/21/12	294	(8,085)
Strike Price USD 34, Expires 5/21/12	294	(2,205)
JPMorgan Chase & Co.:
Strike Price USD 46, Expires 5/21/12	2,070	(16,560)
Strike Price USD 46.75, Expires 5/24/12	2,310	(19,760)
Strike Price USD 45, Expires 6/18/12	565	(33,052)
Kinder Morgan, Inc., Strike Price USD 35, Expires 5/21/12	350	(35,000)
Kraft Foods, Inc., Class A, Strike Price USD 38, Expires 5/21/12	275	(54,038)
Linear Technology Corp., Strike Price USD 32.40, Expires 6/12/12	810	(74,679)
M&T Bank Corp., Strike Price USD 90, Expires 7/23/12	55	(7,975)
Marathon Oil Corp., Strike Price USD 35, Expires 5/21/12	1,235	(3,705)
Marathon Petroleum Corp., Strike Price USD 45, Expires 5/21/12	650	(11,375)
Martin Marietta Materials, Inc.:
Strike Price USD 85, Expires 5/21/12	165	(18,975)
Strike Price USD 95, Expires 5/21/12	165	(1,650)
Masco Corp.:
Strike Price USD 13, Expires 5/21/12	225	(15,750)
Strike Price USD 14, Expires 5/21/12	226	(6,780)
Strike Price USD 13, Expires 7/23/12	500	(57,500)
Mattel, Inc., Strike Price USD 35, Expires 5/21/12	735	(7,350)
McCormick & Co., Inc., Strike Price USD 55, Expires 5/21/12	83	(10,168)
McDonald’s Corp.:
Strike Price USD 100, Expires 5/21/12	800	(23,200)
Strike Price USD 97.50, Expires 6/18/12	365	(61,320)
Mead Johnson Nutrition Co., Strike Price USD 85, Expires 6/18/12	240	(72,840)

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options (continued)
Merck & Co., Inc.:
Strike Price USD 38, Expires 5/21/12	460	$(63,710)
Strike Price USD 39, Expires 5/21/12	1,120	(70,560)
Strike Price USD 39, Expires 6/18/12	315	(28,035)
Strike Price USD 40, Expires 6/18/12	420	(17,220)
Microsoft Corp.:
Strike Price USD 33, Expires 5/21/12	1,200	(16,800)
Strike Price USD 33, Expires 6/18/12	1,520	(53,960)
Strike Price USD 32.35, Expires 6/21/12	930	(56,730)
National Bank of Canada, Strike Price CAD 82, Expires 5/21/12	990	(8,017)
NextEra Energy, Inc., Strike Price USD 65, Expires 6/18/12	800	(42,000)
Northrop Grumman Corp., Strike Price USD 62.50, Expires 5/21/12	890	(120,150)
Occidental Petroleum Corp.:
Strike Price USD 97.50, Expires 5/21/12	205	(4,818)
Strike Price USD 95, Expires 6/18/12	450	(69,075)
Peabody Energy Corp.:
Strike Price USD 35, Expires 5/21/12	125	(1,938)
Strike Price USD 32, Expires 6/18/12	125	(17,312)
Pfizer, Inc.:
Strike Price USD 22, Expires 5/21/12	1,825	(177,025)
Strike Price USD 23, Expires 5/21/12	2,400	(72,000)
Philip Morris International, Inc., Strike Price USD 87.50, Expires 6/18/12	250	(77,500)
Piedmont Natural Gas Co., Inc., Strike Price USD 30, Expires 5/21/12	500	(35,000)
Polaris Industries, Inc.:
Strike Price USD 67.50, Expires 5/21/12	235	(289,050)
Strike Price USD 80, Expires 6/18/12	300	(90,000)
Strike Price USD 85, Expires 6/18/12	135	(15,188)
Praxair, Inc., Strike Price USD 115, Expires 6/18/12	140	(40,250)
The Procter & Gamble Co., Strike Price USD 68, Expires 5/24/12	185	(802)
Prudential Financial, Inc.:
Strike Price USD 65, Expires 5/21/12	500	(11,750)
Strike Price USD 62.50, Expires 6/18/12	235	(33,722)
Public Service Enterprise Group, Inc., Strike Price USD 30, Expires 5/21/12	540	(67,500)
Quest Diagnostics, Inc., Strike Price USD 60, Expires 5/21/12	490	(9,800)
Raytheon Co., Strike Price USD 50, Expires 5/21/12	1,590	(667,800)
Rockwell Automation, Inc.:
Strike Price USD 80, Expires 5/21/12	310	(18,600)
Strike Price USD 80, Expires 6/22/12	26	(4,235)
Rockwell Collins, Inc., Strike Price USD 57.50, Expires 6/13/12	140	(10,579)
Roper Industries, Inc., Strike Price USD 100, Expires 5/21/12	135	(37,800)
Royal Dutch Shell Plc, Class A - ADR, Strike Price USD 70, Expires 7/23/12	275	(78,375)

Options Written	Contracts	Value
Exchange-Traded Call Options (continued)
Schlumberger Ltd.:
Strike Price USD 75, Expires 5/21/12	255	$(30,472)
Strike Price USD 77.50, Expires 5/21/12	255	(10,582)
The Southern Co.:
Strike Price USD 45, Expires 5/21/12	525	(49,612)
Strike Price USD 46, Expires 6/18/12	1,045	(42,322)
Southern Copper Corp., Strike Price USD 33, Expires 5/21/12	715	(39,325)
Spectra Energy Corp.:
Strike Price USD 33, Expires 5/21/12	720	(3,600)
Strike Price USD 31, Expires 6/18/12	515	(25,750)
Stanley Black & Decker, Inc., Strike Price USD 75, Expires 6/18/12	575	(89,125)
Time Warner Cable, Inc.:
Strike Price USD 80, Expires 5/21/12	415	(67,438)
Strike Price USD 82.50, Expires 6/18/12	360	(37,800)
The Toronto-Dominion Bank, Strike Price USD 85, Expires 5/21/12	678	(67,800)
Total SA - ADR, Strike Price USD 50, Expires 5/21/12	860	(30,100)
Trustmark Corp., Strike Price USD 25, Expires 5/21/12	460	(15,180)
U.S. Bancorp:
Strike Price USD 32, Expires 5/21/12	1,400	(86,800)
Strike Price USD 31, Expires 6/18/12	735	(123,480)
Strike Price USD 32, Expires 6/18/12	735	(74,235)
Union Pacific Corp., Strike Price USD 110, Expires 6/18/12	410	(198,850)
United Parcel Service, Inc., Class B, Strike Price USD 80, Expires 6/18/12	630	(36,225)
United Technologies Corp.:
Strike Price USD 82.50, Expires 5/21/12	160	(12,080)
Strike Price USD 85, Expires 5/21/12	360	(5,040)
Strike Price USD 87.50, Expires 5/21/12	785	(1,962)
Verizon Communications, Inc., Strike Price USD 38, Expires 5/21/12	220	(52,910)
VF Corp.:
Strike Price USD 150, Expires 5/21/12	300	(118,500)
Strike Price USD 150, Expires 6/18/12	300	(169,500)
Vodafone Group Plc - ADR:
Strike Price USD 27, Expires 5/21/12	183	(17,385)
Strike Price USD 28, Expires 5/21/12	408	(11,220)
Strike Price USD 28, Expires 6/18/12	408	(17,340)
Vulcan Materials Co., Strike Price USD 42, Expires 5/21/12	353	(57,362)
Wal-Mart Stores, Inc., Strike Price USD 60, Expires 5/21/12	360	(15,660)
The Walt Disney Co.:
Strike Price USD 44, Expires 5/21/12	185	(12,025)
Strike Price USD 43, Expires 6/18/12	390	(57,330)
Washington REIT, Strike Price USD 30, Expires 5/21/12	281	(9,835)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	39

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options (concluded)
Wells Fargo & Co.:
Strike Price USD 33, Expires 5/21/12	1,445	$(108,375)
Strike Price USD 35, Expires 5/21/12	1,000	(8,500)
Strike Price USD 36, Expires 5/21/12	1,000	(1,500)
Strike Price USD 34, Expires 6/18/12	1,445	(99,705)
Strike Price USD 34, Expires 7/23/12	1,475	(171,100)
Weyerhaeuser Co., Strike Price USD 22, Expires 5/21/12	770	(5,775)
Total Exchange-Traded Call Options		(9,184,388)
Over-the-Counter Call Options – (0.6)%
Abbott Laboratories, Strike Price USD 60.48, Expires 5/29/12, Broker Morgan Stanley & Co., Inc.	93,000	(163,684)
ABM Industries, Inc.:
Strike Price USD 24.44, Expires 5/04/12, Broker Morgan Stanley & Co., Inc.	23,800	(97)
Strike Price USD 23.70, Expires 5/29/12, Broker UBS Securities LLC	45,000	(17,698)
ACE Ltd., Strike Price USD 75.30, Expires 6/06/12, Broker Goldman Sachs & Co.	60,000	(116,656)
Altria Group, Inc., Strike Price USD 31.56, Expires 6/05/12, Broker Goldman Sachs & Co.	86,500	(59,707)
American Express Co., Strike Price USD 52.40, Expires 5/03/12, Broker Morgan Stanley & Co., Inc.	133,000	(1,038,730)
American States Water Co., Strike Price USD 35.68, Expires 5/29/12, Broker UBS Securities LLC	11,000	(13,523)
American Water Works Co., Inc.:
Strike Price USD 34.17, Expires 5/07/12, Broker Deutsche Bank Securities Corp.	81,000	(20,718)
Strike Price USD 33.33, Expires 5/29/12, Broker Citigroup Global Markets, Inc.	11,000	(11,012)
Strike Price USD 33.44, Expires 5/29/12, Broker Deutsche Bank Securities Corp.	28,000	(25,620)
AO Smith Corp., Strike Price USD 44.46, Expires 5/29/12, Broker UBS Securities LLC	23,000	(79,406)
Aqua America, Inc.:
Strike Price USD 22.43, Expires 5/08/12, Broker Goldman Sachs & Co.	14,800	(4,981)
Strike Price USD 18.99, Expires 5/14/12, Broker Deutsche Bank Securities Corp.	20,000	(1,779)
Strike Price USD 21.92, Expires 6/08/12, Broker Goldman Sachs & Co.	53,000	(41,870)
Strike Price USD 22.77, Expires 6/14/12, Broker Morgan Stanley & Co., Inc.	31,500	(8,001)
Strike Price USD 22.77, Expires 6/21/12, Broker Morgan Stanley & Co., Inc.	31,500	(8,852)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Arthur J. Gallagher & Co., Strike Price USD 36, Expires 5/11/12, Broker UBS Securities LLC	38,000	$(63,584)
AT&T Inc.:
Strike Price USD 30.50, Expires 5/11/12, Broker Morgan Stanley & Co., Inc.	124,000	(298,840)
Strike Price USD 32.85, Expires 6/25/12, Broker Goldman Sachs & Co.	119,000	(64,831)
Atmos Energy Corp., Strike Price USD 31.58, Expires 6/01/12, Broker Deutsche Bank Securities Corp.	41,500	(44,566)
BancorpSouth, Inc., Strike Price USD 13.50, Expires 5/25/12, Broker Goldman Sachs & Co.	52,600	(18,941)
Bank of the Ozarks, Inc., Strike Price USD 31.44, Expires 5/29/12, Broker Morgan Stanley & Co., Inc.	37,700	(18,421)
BCE, Inc.:
Strike Price USD 41.51, Expires 5/09/12, Broker Credit Suisse First Boston	36,000	(1,856)
Strike Price USD 41.97, Expires 5/16/12, Broker Banc of America Securities	15,700	(833)
Bemis Co., Inc., Strike Price USD 31.52, Expires 5/29/12, Broker Deutsche Bank Securities Corp.	75,000	(87,899)
Bristol-Myers Squibb Co.:
Strike Price USD 32.81, Expires 5/04/12, Broker Banc of America Securities	101,500	(60,306)
Strike Price USD 32.81, Expires 5/10/12, Broker Banc of America Securities	101,500	(68,775)
California Water Service Group:
Strike Price USD 18.16, Expires 5/07/12, Broker Credit Suisse First Boston	29,300	(5,136)
Strike Price USD 18.50, Expires 5/10/12, Broker Citigroup Global Markets, Inc.	6,300	(594)
Canadian National Railway Co.:
Strike Price USD 77.05, Expires 5/10/12, Broker Goldman Sachs & Co.	62,000	(510,260)
Strike Price USD 80.10, Expires 6/13/12, Broker UBS Securities LLC	28,500	(167,042)
CenturyLink, Inc., Strike Price USD 39.08, Expires 5/08/12, Broker Morgan Stanley & Co., Inc.	71,500	(7,192)
Chemical Financial Corp.:
Strike Price USD 21.87, Expires 5/29/12, Broker Deutsche Bank Securities Corp.	18,300	(16,338)
Strike Price USD 21.59, Expires 6/01/12, Broker Goldman Sachs & Co.	34,100	(36,763)

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Chevron Corp., Strike Price USD 112.36, Expires 5/14/12, Broker Citigroup Global Markets, Inc.	132,800	$(6,139)
The Chubb Corp.:
Strike Price USD 71.58, Expires 6/14/12, Broker Morgan Stanley & Co., Inc.	66,500	(158,797)
Strike Price USD 73.64, Expires 6/28/12, Broker Banc of America Securities	29,500	(41,064)
Cincinnati Financial Corp., Strike Price USD 35.99, Expires 6/29/12, Broker Banc of America Securities	65,900	(45,800)
Comcast Corp., Special Class A, Strike Price USD 29.44, Expires 5/07/12, Broker Morgan Stanley & Co., Inc.	140,000	(70,420)
Community Trust Bancorp, Inc., Strike Price USD 32.22, Expires 6/08/12, Broker Credit Suisse First Boston	14,300	(11,456)
ConocoPhillips, Strike Price USD 78, Expires 5/17/12, Broker Deutsche Bank Securities Corp.	56,000	(496)
Cullen/Frost Bankers, Inc., Strike Price USD 57.47, Expires 5/29/12, Broker Deutsche Bank Securities Corp.	50,000	(96,359)
Dominion Resources, Inc.:
Strike Price USD 51.09, Expires 5/29/12, Broker UBS Securities LLC	60,000	(76,176)
Strike Price USD 50.98, Expires 6/22/12, Broker Morgan Stanley & Co., Inc.	63,000	(83,019)
Edison International:
Strike Price USD 42.95, Expires 5/07/12, Broker Morgan Stanley & Co., Inc.	34,000	(36,871)
Strike Price USD 42.58, Expires 5/29/12, Broker Deutsche Bank Securities Corp.	23,000	(35,765)
Enbridge, Inc., Strike Price CAD 38.52, Expires 5/03/12, Broker Deutsche Bank Securities Corp.	70,700	(205,333)
Energen Corp.:
Strike Price USD 50.96, Expires 5/11/12, Broker Goldman Sachs & Co.	25,900	(41,793)
Strike Price USD 48, Expires 5/25/12, Broker Goldman Sachs & Co.	31,600	(140,030)
EQT Corp.:
Strike Price USD 51.33, Expires 5/04/12, Broker UBS Securities LLC	20,500	(1,388)
Strike Price USD 51.33, Expires 5/11/12, Broker UBS Securities LLC	20,500	(5,663)
Strike Price USD 46.84, Expires 6/22/12, Broker Citigroup Global Markets, Inc.	37,500	(144,646)
Erie Indemnity Co., Class A, Strike Price USD 76.07, Expires 6/08/12, Broker Credit Suisse First Boston	23,300	(37,096)
Family Dollar Stores, Inc., Strike Price USD 69.09, Expires 6/06/12, Broker Deutsche Bank Securities Corp.	28,000	(44,119)
Federal Realty Investment Trust, Strike Price USD 97.69, Expires 6/13/12, Broker Deutsche Bank Securities Corp.	20,000	(97,478)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Federated Investors, Inc., Class B, Strike Price USD 20.79, Expires 5/29/12, Broker Deutsche Bank Securities Corp.	60,046	$(91,270)
FirstEnergy Corp., Strike Price USD 45.56, Expires 6/06/12, Broker Goldman Sachs & Co.	15,500	(22,551)
General Dynamics Corp.:
Strike Price USD 74, Expires 5/04/12, Broker Goldman Sachs & Co.	26,000	–
Strike Price USD 73.12, Expires 5/30/12, Broker Deutsche Bank Securities Corp.	56,800	(2,542)
General Mills, Inc.:
Strike Price USD 38.57, Expires 5/04/12, Broker Deutsche Bank Securities Corp.	28,000	(10,121)
Strike Price USD 39.80, Expires 6/04/12, Broker Citigroup Global Markets, Inc.	102,000	(12,035)
Graco, Inc., Strike Price USD 54.54, Expires 6/22/12, Broker Goldman Sachs & Co.	21,500	(42,306)
H&R Block, Inc., Strike Price USD 16.48, Expires 6/11/12, Broker Morgan Stanley & Co., Inc.	172,500	(7,471)
HJ Heinz Co., Strike Price USD 53.15, Expires 6/12/12, Broker Banc of America Securities	90,800	(89,529)
Home Properties, Inc., Strike Price USD 61.15, Expires 6/13/12, Broker Credit Suisse First Boston	47,500	(61,634)
Honeywell International, Inc., Strike Price USD 61.04, Expires 5/04/12, Broker Morgan Stanley & Co., Inc.	87,000	(27,210)
Hormel Foods Corp., Strike Price USD 28.80, Expires 6/08/12, Broker Credit Suisse First Boston	50,000	(27,576)
Integrys Energy Group, Inc., Strike Price USD 52.60, Expires 5/07/12, Broker Deutsche Bank Securities Corp.	42,300	(86,123)
International Power Plc:
Strike Price GBP 3.73, Expires 5/03/12, Broker Morgan Stanley & Co., Inc.	119,700	(86,111)
Strike Price GBP 3.87, Expires 5/09/12, Broker Banc of America Securities	275,500	(133,089)
Strike Price GBP 4.21, Expires 6/27/12, Broker Morgan Stanley & Co., Inc.	183,000	(35,464)
ITC Holdings Corp., Strike Price USD 76.68, Expires 6/13/12, Broker Citigroup Global Markets, Inc.	19,000	(29,858)
The J.M. Smucker Co., Strike Price USD 79.17, Expires 5/11/12, Broker Morgan Stanley & Co., Inc.	16,700	(13,608)
Johnson & Johnson, Strike Price USD 65.58, Expires 6/22/12, Broker Banc of America Securities	28,100	(17,787)
Johnson Controls, Inc., Strike Price USD 33.25, Expires 5/02/12, Broker Goldman Sachs & Co.	28,500	(406)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	41

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Kimberly-Clark Corp.:
Strike Price USD 73.00, Expires 5/07/12, Broker Deutsche Bank Securities Corp.	46,000	$(251,482)
Strike Price USD 76.72, Expires 6/04/12, Broker Morgan Stanley & Co., Inc.	19,500	(40,864)
Kraft Foods, Inc., Class A, Strike Price USD 38.20, Expires 6/06/12, Broker Morgan Stanley & Co., Inc.	156,500	(275,880)
Lancaster Colony Corp., Strike Price USD 65.67, Expires 6/21/12, Broker Deutsche Bank Securities Corp.	25,000	(29,870)
Liberty Property Trust:
Strike Price USD 35.48, Expires 5/11/12, Broker Deutsche Bank Securities Corp.	27,700	(28,683)
Strike Price USD 35.92, Expires 5/29/12, Broker UBS Securities LLC	20,000	(18,308)
The Limited, Inc.:
Strike Price USD 48.94, Expires 6/11/12, Broker Morgan Stanley & Co., Inc.	83,500	(163,984)
Strike Price USD 48.94, Expires 6/25/12, Broker Morgan Stanley & Co., Inc.	83,500	(186,911)
Lorillard, Inc., Strike Price USD 137.84, Expires 6/06/12, Broker Morgan Stanley & Co., Inc.	43,500	(94,395)
M&T Bank Corp., Strike Price USD 84.90, Expires 5/07/12, Broker Banc of America Securities	12,500	(18,718)
Mattel, Inc., Strike Price USD 32.24, Expires 6/01/12, Broker Deutsche Bank Securities Corp.	36,000	(54,409)
McGrath Rentcorp, Strike Price USD 29.74, Expires 5/31/12, Broker Morgan Stanley & Co., Inc.	17,361	(10,213)
Mead Johnson Nutrition Co., Strike Price USD 85.63, Expires 6/04/12, Broker Banc of America Securities	51,500	(109,522)
MeadWestvaco Corp., Strike Price USD 27.92, Expires 5/03/12, Broker Morgan Stanley & Co., Inc.	137,300	(110,008)
Merck & Co., Inc., Strike Price USD 38.11, Expires 6/04/12, Broker Deutsche Bank Securities Corp.	54,000	(70,940)
Mercury General Corp., Strike Price USD 44.05, Expires 6/08/12, Broker Morgan Stanley & Co., Inc.	29,500	(43,366)
Meredith Corp., Strike Price USD 31.24, Expires 6/08/12, Broker Morgan Stanley & Co., Inc.	14,000	(3,459)
Meridian Bioscience, Inc., Strike Price USD 18.49, Expires 6/01/12, Broker Morgan Stanley & Co., Inc.	62,000	(130,698)
MGE Energy, Inc., Strike Price USD 45.85, Expires 6/08/12, Broker Goldman Sachs & Co.	15,000	(12,894)
Middlesex Water Co.:
Strike Price USD 18.81, Expires 5/04/12, Broker Morgan Stanley & Co., Inc.	15,000	(660)
Strike Price USD 18.36, Expires 5/29/12, Broker Deutsche Bank Securities Corp.	31,100	(13,684)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Mine Safety Appliances Co., Strike Price USD 42.53, Expires 6/08/12, Broker Credit Suisse First Boston	21,200	$(33,282)
Myers Industries, Inc., Strike Price USD 15.20, Expires 5/07/12, Broker Deutsche Bank Securities Corp.	48,800	(64,855)
National Fuel Gas Co., Strike Price USD 45.53, Expires 6/01/12, Broker Morgan Stanley & Co., Inc.	64,700	(119,333)
National Retail Properties, Inc., Strike Price USD 26.74, Expires 5/17/12, Broker Morgan Stanley & Co., Inc.	30,600	(20,240)
New Jersey Resources Corp., Strike Price USD 46.24, Expires 5/07/12, Broker Goldman Sachs & Co.	66,600	(20)
Northeast Utilities, Strike Price USD 36.30, Expires 5/03/12, Broker Deutsche Bank Securities Corp.	60,200	(1)
Northwest Natural Gas Co.:
Strike Price USD 45.38, Expires 5/08/12, Broker UBS Securities LLC	12,800	(7,207)
Strike Price USD 46.16, Expires 6/28/12, Broker Deutsche Bank Securities Corp.	22,000	(17,393)
Old Republic International Corp., Strike Price USD 11.16, Expires 5/03/12, Broker Morgan Stanley & Co., Inc.	120,000	(1)
Otter Tail Corp.:
Strike Price USD 21.72, Expires 5/11/12, Broker Citigroup Global Markets, Inc.	7,200	(2,844)
Strike Price USD 21.92, Expires 5/29/12, Broker UBS Securities LLC	16,800	(7,277)
Pentair, Inc., Strike Price USD 39.44, Expires 5/14/12, Broker Goldman Sachs & Co.	39,800	(157,808)
Pfizer, Inc.:
Strike Price USD 22.54, Expires 5/29/12, Broker Morgan Stanley & Co., Inc.	70,000	(49,687)
Strike Price USD 22.54, Expires 6/05/12, Broker Morgan Stanley & Co., Inc.	70,000	(44,828)
Strike Price USD 23.19, Expires 6/25/12, Broker UBS Securities LLC	135,000	(57,109)
Philip Morris International, Inc., Strike Price USD 87.95, Expires 5/17/12, Broker Credit Suisse First Boston	141,000	(301,760)
PPL Corp.:
Strike Price USD 27.28, Expires 5/25/12, Broker Deutsche Bank Securities Corp.	28,500	(8,134)
Strike Price USD 27.28, Expires 6/06/12, Broker Deutsche Bank Securities Corp.	28,500	(9,339)
Praxair, Inc., Strike Price USD 112.78, Expires 5/07/12, Broker Morgan Stanley & Co., Inc.	29,000	(85,217)
The Procter & Gamble Co., Strike Price USD 67.75, Expires 5/24/12, Broker Morgan Stanley & Co., Inc.	80,000	(4,342)
Raven Industries, Inc., Strike Price USD 65.56, Expires 5/08/12, Broker Goldman Sachs & Co.	21,900	(2,256)

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Rio Tinto Plc - ADR:
Strike Price USD 58, Expires 5/09/12, Broker Goldman Sachs & Co.	54,500	$(26,752)
Strike Price USD 58.30, Expires 6/06/12, Broker Morgan Stanley & Co., Inc.	25,500	(38,154)
Rockwell Collins, Inc., Strike Price USD 59.39, Expires 5/08/12, Broker Banc of America Securities	15,500	(246)
Roper Industries, Inc., Strike Price USD 98.68, Expires 6/04/12, Broker Deutsche Bank Securities Corp.	22,500	(94,721)
RPM International, Inc., Strike Price USD 26.14, Expires 5/29/12, Broker Deutsche Bank Securities Corp.	53,000	(43,282)
S&T Bancorp, Inc., Strike Price USD 21.59, Expires 6/01/12, Broker Goldman Sachs & Co.	24,800	(244)
Sempra Energy:
Strike Price USD 59.09, Expires 5/09/12, Broker Goldman Sachs & Co.	11,000	(62,150)
Strike Price USD 59.56, Expires 5/11/12, Broker Goldman Sachs & Co.	24,500	(126,910)
SJW Corp., Strike Price USD 24.04, Expires 6/01/12, Broker Morgan Stanley & Co., Inc.	35,100	(21,891)
Sonoco Products Co., Strike Price USD 33.30, Expires 6/29/12, Broker Goldman Sachs & Co.	54,000	(47,320)
Sovran Self Storage, Inc., Strike Price USD 50.40, Expires 5/29/12, Broker Deutsche Bank Securities Corp.	16,800	(42,336)
Stepan Co., Strike Price USD 88.95, Expires 6/01/12, Broker Morgan Stanley & Co., Inc.	10,350	(44,829)
Tanger Factory Outlet Centers:
Strike Price USD 29.94, Expires 5/29/12, Broker Deutsche Bank Securities Corp.	23,000	(31,913)
Strike Price USD 30.54, Expires 5/29/12, Broker Morgan Stanley & Co., Inc.	13,000	(14,173)
Teleflex, Inc., Strike Price USD 61.95, Expires 6/01/12, Broker Deutsche Bank Securities Corp.	23,000	(38,174)
Total SA - ADR, Strike Price USD 55.90, Expires 5/16/12, Broker Citigroup Global Markets, Inc.	121,000	(756)
The Travelers Cos., Inc.:
Strike Price USD 58.21, Expires 5/04/12, Broker Banc of America Securities	9,500	(58,045)
Strike Price USD 62.99, Expires 6/01/12, Broker Morgan Stanley & Co., Inc.	120,000	(251,264)

Options Written	Contracts	Value
Over-the-Counter Call Options (concluded)
UDR, Inc.:
Strike Price USD 26.65, Expires 5/25/12, Broker Citigroup Global Markets, Inc.	28,000	$(22,428)
Strike Price USD 26.85, Expires 6/12/12, Broker Banc of America Securities	49,500	(18,810)
UGI Corp., Strike Price USD 26.77, Expires 6/08/12, Broker Deutsche Bank Securities Corp.	41,400	(100,188)
Unilever NV, Strike Price USD 34, Expires 6/25/12, Broker Deutsche Bank Securities Corp.	207,500	(182,722)
Universal Corp., Strike Price USD 45.21, Expires 6/08/12, Broker Morgan Stanley & Co., Inc.	11,200	(12,873)
Universal Health Realty Income Trust, Strike Price USD 38.88, Expires 6/08/12, Broker Morgan Stanley & Co., Inc.	23,500	(39,205)
Vulcan Materials Co., Strike Price USD 42.02, Expires 6/08/12, Broker Citigroup Global Markets, Inc.	27,300	(53,509)
Wal-Mart Stores, Inc., Strike Price USD 61.71, Expires 5/11/12, Broker Morgan Stanley & Co., Inc.	30,000	(1,712)
Weingarten Realty Investors, Strike Price USD 25.45, Expires 5/29/12, Broker Morgan Stanley & Co., Inc.	26,000	(31,140)
WesBanco, Inc., Strike Price USD 20.03, Expires 6/01/12, Broker Morgan Stanley & Co., Inc.	46,300	(40,394)
Weyerhaeuser Co., Strike Price USD 21.36, Expires 6/01/12, Broker Morgan Stanley & Co., Inc.	38,000	(9,830)
WGL Holdings, Inc., Strike Price USD 39.29, Expires 6/01/12, Broker Goldman Sachs & Co.	78,300	(83,516)

Total Over-the-Counter Call Options		(9,462,478)

Total Options Written (Premiums Received – $16,745,158) – (1.2)%		(18,646,866)

Total Investments Net of Outstanding Options Written – 98.5%		1,495,097,114
Other Assets Less Liabilities – 1.5%		22,725,212

Net Assets – 100.0%		$1,517,822,326

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(b)	Non-income producing security.
(c)	Security, or a portion of security, is on loan.
(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	43

Schedule of Investments (concluded)	BlackRock Enhanced Equity Dividend Trust (BDJ)

(f)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2011	Net Activity	Shares/ Beneficial Interest Held at April 30, 2012	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	30,155,024	23,051,137	53,206,161	$1,108	$29,994
BlackRock Liquidity Series, LLC Money Market Series	$446,250	$3,826,084	$4,272,334	–	$74,722

—	Foreign currency exchange contracts as of April 30, 2012 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation

USD 98,367	CAD 97,000	RBS Securities,Inc.	5/02/12	$174

—

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$1,449,184,445	$7,081,040	–	$1,456,265,485
Short-Term Securities	53,206,161	4,272,334	–	57,478,495

Total	$1,502,390,606	$11,353,374	–	$1,513,743,980

[1]	See above Schedule of Investments for values in each industry excluding Level 2, Independent Power Producers & Energy Traders, within the table.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Foreign currency exchange contracts	$174	–	–	$174
Liabilities:
Equity contracts	(7,531,908)	$(11,114,958)	–	(18,646,866)

Total	$(7,531,734)	$(11,114,958)	–	$(18,646,692)

[2]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments April 30, 2012 (Unaudited)	BlackRock Global Opportunities Equity Trust (BOE) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia – 1.2%
Australia & New Zealand Banking Group Ltd.	173,200	$4,290,726
Newcrest Mining Ltd.	198,600	5,411,860
PanAust Ltd. (a)	910,300	3,051,137

		12,753,723

Belgium – 0.9%
Anheuser-Busch InBev NV	132,700	9,564,391

Brazil – 1.3%
Banco Bradesco SA - ADR	375,200	6,014,456
Banco Bradesco SA, Preference Shares	245,100	3,908,947
BM&FBOVESPA SA	746,344	4,169,957

		14,093,360

British Virgin Islands – 0.6%
Arcos Dorados Holdings, Inc., Class A (b)	357,000	6,379,590

Canada – 3.1%
First Quantum Minerals Ltd. (b)	175,500	3,645,553
Manulife Financial Corp. (b)(c)	395,900	5,414,394
Saputo, Inc. (b)	145,100	6,781,664
Suncor Energy, Inc. (b)	144,900	4,787,496
The Toronto-Dominion Bank (b)	60,800	5,138,626
TransCanada Corp. (b)	177,300	7,800,231

		33,567,964

China – 1.6%
Air China Ltd., Class H (a)	3,510,000	2,535,269
China Construction Bank Corp., H Shares	9,404,400	7,298,230
China Eastern Airlines Corp. Ltd., H Shares (a)(c)	4,478,000	1,488,797
China Southern Airlines Corp. Ltd., H Shares (a)	4,188,000	1,876,780
Lentuo International, Inc. - ADR (a)	162,800	459,096
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H (c)	2,385,800	3,539,625

		17,197,797

France – 3.0%
Arkema SA	62,000	5,498,711
BNP Paribas SA	80,780	3,260,226
Danone SA	107,000	7,532,683
LVMH Moet Hennessy Louis Vuitton SA	41,600	6,901,247
Sanofi	132,400	10,112,930

		33,305,797

Germany – 3.7%
Allianz SE	60,200	6,714,773
Continental AG	37,700	3,656,452
Daimler AG	127,800	7,071,354
Deutsche Bank AG	211,300	9,173,165
Deutsche Lufthansa AG	483,400	6,295,006
Merck KGaA	66,300	7,287,672

		40,198,422

Hong Kong – 2.1%
AIA Group Ltd.	2,563,900	9,073,313
BOC Hong Kong Holdings Ltd.	1,807,000	5,585,193
Hong Kong Exchanges and Clearing Ltd.	291,900	4,642,089
Wharf Holdings Ltd.	626,500	3,715,373

		23,015,968

Common Stocks	Shares	Value
India – 0.6%
ICICI Bank Ltd.	137,900	$2,308,661
Jubilant Foodworks Ltd. (a)	172,380	3,873,198

		6,181,859

Indonesia – 0.6%
Adaro Energy Tbk PT	20,081,700	4,046,526
Tower Bersama Infrastructure Tbk PT	7,277,100	2,407,603

		6,454,129

Ireland – 1.4%
Accenture Plc, Class A (b)	117,300	7,618,636
Covidien Plc (b)	136,800	7,555,464

		15,174,100

Israel – 0.5%
Check Point Software Technologies Ltd. (a)(b)	98,191	5,707,843

Italy – 0.8%
ENI SpA	267,100	5,934,899
Intesa Sanpaolo SpA	2,010,300	3,047,316

		8,982,215

Japan – 4.6%
Bridgestone Corp.	183,400	4,339,570
Hino Motors Ltd.	665,700	4,707,931
Hitachi Ltd.	531,000	3,382,069
Honda Motor Co. Ltd.	129,700	4,667,798
IHI Corp.	4,252,000	10,286,250
ORIX Corp.	54,600	5,220,350
Softbank Corp.	208,200	6,214,035
Sumitomo Mitsui Financial Group, Inc.	155,700	4,982,210
Tokio Marine Holdings, Inc.	66,700	1,706,428
Toyota Motor Corp.	125,900	5,159,101

		50,665,742

Luxembourg – 0.3%
ArcelorMittal	179,800	3,123,468

Mexico – 0.9%
Fomento Economico Mexicano SAB de CV - ADR	61,800	5,021,868
Grupo Modelo SAB de CV, Series C	739,800	5,227,917

		10,249,785

Netherlands – 2.0%
Akzo Nobel NV	114,600	6,146,069
Corio NV - REIT	43,200	1,935,237
Royal Dutch Shell Plc, Class A - ADR (b)	176,600	12,633,964
Ziggo NV (a)(b)	47,200	1,484,489

		22,199,759

Norway – 0.7%
Statoil ASA	288,100	7,730,411

Singapore – 0.6%
Avago Technologies Ltd.	94,800	3,268,704
Sakari Resources Ltd.	1,803,800	2,853,568

		6,122,272

South Africa – 0.7%
Naspers Ltd., N Shares	128,200	7,735,172

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	45

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
South Korea – 1.3%
Dongbu Insurance Co. Ltd. (a)	196,800	$7,837,507
Samsung Electronics Co. Ltd.	5,450	6,670,589

		14,508,096

Spain – 0.3%
Telefonica SA	205,800	3,005,240

Sweden – 0.8%
Svenska Cellulosa AB, B Shares	204,082	3,235,258
Volvo AB, B Shares	365,300	5,069,714

		8,304,972

Switzerland – 2.8%
Julius Baer Group Ltd. (a)	149,200	5,719,076
Novartis AG	51,500	2,843,637
Roche Holding AG	64,900	11,861,160
Weatherford International Ltd. (a)(b)	281,700	4,019,859
Xstrata Plc	332,900	6,393,522

		30,837,254

Taiwan – 0.7%
First Financial Holding Co. Ltd.	8,220,360	4,898,377
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	204,000	3,178,320

		8,076,697

United Kingdom – 7.4%
Afren Plc (a)	1,784,400	3,906,605
Barclays Plc - ADR (b)	118,300	1,684,592
BG Group Plc	280,100	6,609,024
BP Plc	1,041,200	7,521,747
British American Tobacco Plc	291,700	14,961,180
Compass Group Plc	434,700	4,544,486
GlaxoSmithKline Plc	235,136	5,432,002
HSBC Holdings Plc	870,830	7,861,148
Inmarsat Plc	616,300	4,397,748
National Grid Plc	722,700	7,804,113
Subsea 7 SA (a)	212,000	5,490,578
Vodafone Group Plc - ADR (b)	396,300	11,029,029

		81,242,252

United States – 53.3%
Allergan, Inc. (b)	80,400	7,718,400
Amazon.Com, Inc. (a)(b)	26,300	6,098,970
American Electric Power Co., Inc. (b)	248,200	9,640,088
Ameriprise Financial, Inc. (b)	150,500	8,158,605
Apple, Inc. (a)(b)	24,900	14,547,576
AT&T Inc.	276,900	9,112,779
Biogen Idec, Inc. (a)(b)	40,761	5,462,382
Broadcom Corp., Class A (a)	155,700	5,698,620
Caterpillar, Inc. (b)	46,000	4,727,420
Cisco Systems, Inc. (b)	231,400	4,662,710
Citigroup, Inc. (b)	111,990	3,700,150
The Clorox Co.	24,811	1,739,251
Comcast Corp., Class A (b)	192,900	5,850,657
ConAgra Foods, Inc. (b)	249,600	6,444,672
Costco Wholesale Corp. (b)	95,900	8,455,503
Crown Holdings, Inc. (a)(b)	189,600	7,011,408
CSX Corp.	255,900	5,709,129
Dominion Resources, Inc.	151,200	7,891,128
Dover Corp. (b)	128,600	8,058,076
eBay, Inc. (a)(b)	206,300	8,468,615
Eli Lilly & Co. (b)	142,300	5,889,797
EMC Corp. (a)(b)	206,300	5,819,723
EQT Corp.	79,900	3,980,618
Exelon Corp. (b)	184,600	7,201,246
Express Scripts Holding Co. (a)(b)	78,500	4,379,515

Common Stocks	Shares	Value
United States (continued)
Exxon Mobil Corp. (b)	255,200	$22,033,968
F5 Networks, Inc. (a)(b)	27,200	3,642,896
Federal Realty Investment Trust - REIT	76,300	7,680,358
FedEx Corp. (b)	53,600	4,729,664
Fortinet, Inc. (a)(b)	204,874	5,351,309
The Gap, Inc. (b)	104,300	2,972,550
General Mills, Inc.	229,300	8,917,477
The Goldman Sachs Group, Inc. (b)	70,100	8,072,015
Google, Inc., Class A (a)(b)	7,500	4,539,225
The Hain Celestial Group, Inc. (a)	7,357	347,986
Informatica Corp. (a)	83,400	3,838,068
Intel Corp. (b)	213,600	6,066,240
International Business Machines Corp. (b)	46,800	9,691,344
International Paper Co. (b)	305,300	10,169,543
Johnson & Johnson (b)	63,000	4,100,670
JPMorgan Chase & Co. (b)	290,100	12,468,498
KeyCorp (b)	1,067,300	8,581,092
Kraft Foods, Inc., Class A (b)	286,200	11,410,794
Las Vegas Sands Corp. (b)	92,100	5,110,629
Liberty Global, Inc., Class A (a)	132,600	6,604,806
Lowe’s Cos., Inc.	229,400	7,219,218
Manpower, Inc.	102,000	4,345,200
Medtronic, Inc. (b)	100,000	3,820,000
MetLife, Inc. (b)	179,900	6,481,797
Microsoft Corp. (b)	182,300	5,837,246
Monsanto Co. (b)	88,400	6,734,312
The Nasdaq OMX Group, Inc. (a)(b)	224,800	5,523,336
Newmont Mining Corp. (b)	145,300	6,923,545
NII Holdings, Inc. (a)(b)	68,600	960,057
NIKE, Inc., Class B (b)	54,400	6,085,728
Occidental Petroleum Corp. (b)	96,700	8,820,974
Oracle Corp.	193,600	5,689,904
Owens Corning (a)(b)	183,700	6,310,095
PepsiCo, Inc. (b)	195,900	12,929,400
Pfizer, Inc. (b)	294,500	6,752,885
Polycom, Inc. (a)(b)	261,800	3,474,086
PPL Corp.	355,600	9,725,660
The Procter & Gamble Co.	85,200	5,422,128
QLIK Technologies, Inc. (a)(b)	205,105	5,909,075
QUALCOMM, Inc. (b)	103,200	6,588,288
Raytheon Co. (b)	213,600	11,564,304
Reynolds American, Inc.	307,900	12,571,557
Rockwell Automation, Inc. (b)	84,700	6,550,698
Rowan Cos., Inc. (a)	131,600	4,544,148
Schlumberger Ltd. (b)	135,800	10,068,212
SPX Corp.	104,400	8,015,832
Stanley Black & Decker, Inc. (b)	143,500	10,498,460
Stryker Corp. (b)	85,300	4,654,821
TE Connectivity Ltd.	149,600	5,454,416
Teradata Corp. (a)(b)	85,933	5,996,405
Tibco Software, Inc. (a)(b)	143,364	4,716,676
Time Warner, Inc.	229,700	8,604,562
United States Steel Corp. (b)	235,400	6,668,882
UnitedHealth Group, Inc. (b)	98,400	5,525,160
Verizon Communications, Inc. (b)	168,600	6,808,068
Viacom, Inc., Class B	120,200	5,576,078
WellPoint, Inc. (b)	39,700	2,692,454
Wells Fargo & Co. (b)	413,200	13,813,276
Whirlpool Corp. (b)	70,900	4,539,018

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
Whole Foods Market, Inc. (b)	64,500	$5,358,015

		582,530,146

Total Long Term Investments
(Cost – $1,036,455,863) – 97.8%		1,068,908,424

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (d)(f)	87,884,120	87,884,120

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.20% (d)(e)(f)	$1,835	1,835,031

Total Short-Term Securities (Cost – $89,719,151) – 8.2%		89,719,151

Options Purchased – 0.0%	Contracts
Exchange-Traded Call Options – 0.0%
Barclays Plc - ADR, Strike Price USD 16, Expires 5/21/12	457	3,428

Total Options Purchased (Cost – $925) – 0.0%		3,428
Total Investments Before Outstanding Options Written (Cost – $1,126,175,939) – 106.0%		1,158,631,003

Options Written	Contracts
Exchange-Traded Call Options – (0.6)%
Accenture Plc, Class A, Strike Price USD 65, Expires 5/21/12	610	(65,574)
Allergan, Inc., Strike Price USD 95, Expires 5/21/12	415	(96,488)
Amazon.Com, Inc., Strike Price USD 195, Expires 6/18/12	136	(522,580)
American Electric Power Co., Inc., Strike Price USD 38, Expires 5/21/12	1,285	(115,650)
Ameriprise Financial, Inc., Strike Price USD 55, Expires 5/21/12	500	(32,500)
Apple, Inc.:
Strike Price USD 620, Expires 5/21/12	100	(43,750)
Strike Price USD 630, Expires 5/21/12	28	(8,232)
Arcos Dorados Holdings, Inc., Class A:
Strike Price USD 20, Expires 5/21/12	1,373	(10,298)
Strike Price USD 22.50, Expires 5/21/12	37	(370)
Barclays Plc - ADR:
Strike Price USD 17, Expires 5/21/12	715	(3,575)
Strike Price USD 14, Expires 6/18/12	925	(92,500)
Biogen Idec, Inc.:
Strike Price USD 125, Expires 5/21/12	108	(103,140)
Strike Price USD 130, Expires 6/18/12	103	(74,160)
Caterpillar, Inc., Strike Price USD 115, Expires 5/21/12	240	(2,400)

Options Written	Contracts	Value
Exchange-Traded Call Options (continued)
Check Point Software Technologies Ltd., Strike Price USD 60, Expires 6/18/12	510	$(58,650)
Cisco Systems, Inc., Strike Price USD 21, Expires 5/21/12	1,200	(33,000)
Citigroup, Inc., Strike Price USD 35, Expires 6/18/12	580	(40,310)
Comcast Corp., Class A:
Strike Price USD 30, Expires 5/21/12	470	(38,775)
Strike Price USD 29.50, Expires 6/06/12	530	(70,949)
ConAgra Foods, Inc., Strike Price USD 27, Expires 5/21/12	1,300	(6,500)
Costco Wholesale Corp., Strike Price USD 91, Expires 5/21/12	500	(9,517)
Covidien Plc:
Strike Price USD 55, Expires 5/21/12	355	(33,725)
Strike Price USD 54.50, Expires 6/06/12	60	(9,210)
Crown Holdings, Inc.:
Strike Price USD 39, Expires 5/21/12	500	(7,500)
Strike Price USD 38, Expires 6/05/12	500	(20,001)
Dover Corp., Strike Price USD 62, Expires 6/18/12	670	(153,646)
eBay, Inc., Strike Price USD 38, Expires 5/21/12	1,070	(342,400)
Eli Lilly & Co., Strike Price USD 40, Expires 6/18/12	1,090	(166,225)
EMC Corp., Strike Price USD 28, Expires 6/18/12	1,070	(103,790)
Exelon Corp., Strike Price USD 38, Expires 5/21/12	960	(103,200)
Express Scripts Holding Co.:
Strike Price USD 57.50, Expires 5/21/12	210	(13,755)
Strike Price USD 60, Expires 5/21/12	155	(2,480)
Strike Price USD 60, Expires 6/18/12	40	(2,100)
Exxon Mobil Corp.:
Strike Price USD 87.50, Expires 5/21/12	788	(32,702)
Strike Price USD 86, Expires 6/20/12	535	(101,115)
F5 Networks, Inc., Strike Price USD 135, Expires 5/21/12	180	(64,800)
FedEx Corp., Strike Price USD 97.50, Expires 5/21/12	280	(2,240)
First Quantum Minerals Ltd.:
Strike Price CAD 22, Expires 6/18/12	450	(43,276)
Strike Price CAD 23, Expires 6/18/12	450	(30,749)
Fortinet, Inc.:
Strike Price USD 29, Expires 5/21/12	530	(9,275)
Strike Price USD 30, Expires 5/21/12	530	(5,300)
The Gap, Inc., Strike Price USD 28, Expires 6/18/12	540	(85,590)
The Goldman Sachs Group, Inc.:
Strike Price USD 130, Expires 5/21/12	180	(1,350)
Strike Price USD 115, Expires 6/18/12	180	(74,700)
Google, Inc., Class A, Strike Price USD 630, Expires 5/21/12	71	(22,720)
Intel Corp., Strike Price USD 28, Expires 5/21/12	1,110	(68,820)
International Business Machines Corp., Strike Price USD 202, Expires 6/22/12	240	(178,781)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	47

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options (continued)
International Paper Co., Strike Price USD 36, Expires 5/21/12	495	$(1,485)
Johnson & Johnson, Strike Price USD 65, Expires 6/18/12	236	(18,880)
JPMorgan Chase & Co., Strike Price USD 46, Expires 5/21/12	1,505	(12,040)
KeyCorp:
Strike Price USD 9, Expires 5/21/12	1,535	(3,070)
Strike Price USD 8, Expires 6/18/12	780	(24,180)
Kraft Foods, Inc., Class A, Strike Price USD 38, Expires 5/21/12	1,485	(291,803)
Las Vegas Sands Corp., Strike Price USD 60, Expires 5/21/12	505	(22,725)
Manulife Financial Corp., Strike Price CAD 14, Expires 5/21/12	2,055	(32,244)
Medtronic, Inc., Strike Price USD 39, Expires 5/21/12	540	(15,660)
MetLife, Inc.:
Strike Price USD 36, Expires 5/21/12	152	(12,844)
Strike Price USD 40, Expires 5/21/12	465	(1,395)
Strike Price USD 36, Expires 6/18/12	152	(21,584)
Strike Price USD 37, Expires 6/18/12	152	(13,908)
Microsoft Corp., Strike Price USD 33, Expires 6/18/12	940	(33,370)
Monsanto Co., Strike Price USD 77.50, Expires 5/21/12	460	(44,390)
The Nasdaq OMX Group, Inc.:
Strike Price USD 27, Expires 5/21/12	580	(5,800)
Strike Price USD 27, Expires 6/18/12	580	(5,800)
Newmont Mining Corp., Strike Price USD 55, Expires 5/21/12	185	(1,480)
NII Holdings, Inc., Strike Price USD 19, Expires 5/21/12	560	(4,200)
NIKE, Inc., Class B, Strike Price USD 112.50, Expires 6/13/12	280	(70,100)
Occidental Petroleum Corp.:
Strike Price USD 105, Expires 5/21/12	185	(832)
Strike Price USD 95, Expires 6/18/12	320	(49,120)
Owens Corning, Strike Price USD 34, Expires 6/18/12	950	(175,750)
PepsiCo, Inc.:
Strike Price USD 65, Expires 5/21/12	190	(24,795)
Strike Price USD 66.45, Expires 6/18/12	195	(14,858)
Pfizer, Inc., Strike Price USD 22, Expires 5/21/12	885	(85,845)
Polycom, Inc., Strike Price USD 20, Expires 5/21/12	1,360	(6,800)
QLIK Technologies, Inc.:
Strike Price USD 31, Expires 5/21/12	810	(26,325)
Strike Price USD 31, Expires 6/18/12	250	(23,125)
QUALCOMM, Inc., Strike Price USD 65, Expires 5/21/12	540	(29,160)
Raytheon Co., Strike Price USD 50, Expires 5/21/12	1,110	(466,200)
Rockwell Automation, Inc., Strike Price USD 80, Expires 6/22/12	440	(71,674)
Rowan Cos. Plc:
Strike Price USD 36, Expires 5/21/12	310	(21,700)
Strike Price USD 38, Expires 5/21/12	370	(10,175)
Royal Dutch Shell Plc, Class A - ADR:
Strike Price USD 70, Expires 5/21/12	775	(135,625)
Strike Price USD 70, Expires 7/23/12	155	(44,175)

Options Written	Contracts	Value
Exchange-Traded Call Options (concluded)
Saputo, Inc., Strike Price CAD 43, Expires 5/21/12	750	$(250,544)
Schlumberger Ltd.:
Strike Price USD 75, Expires 5/21/12	125	(14,938)
Strike Price USD 77.50, Expires 5/21/12	580	(24,070)
Stanley Black & Decker, Inc.,Strike Price USD 75, Expires 6/18/12	745	(115,475)
Stryker Corp., Strike Price USD 53.25, Expires 5/10/12	440	(66,836)
Suncor Energy, Inc.:
Strike Price USD 35, Expires 5/21/12	150	(3,825)
Strike Price USD 32, Expires 6/18/12	600	(118,800)
Teradata Corp., Strike Price USD 70, Expires 5/21/12	500	(110,000)
Tibco Software, Inc.:
Strike Price USD 32, Expires 5/21/12	170	(26,775)
Strike Price USD 34, Expires 6/18/12	575	(66,125)
The Toronto-Dominion Bank, Strike Price CAD 85, Expires 5/21/12	315	(10,045)
TransCanada Corp., Strike Price CAD 44, Expires 5/21/12	920	(20,489)
United States Steel Corp., Strike Price USD 32, Expires 5/21/12	1,220	(15,860)
UnitedHealth Group, Inc.:
Strike Price USD 57.50, Expires 5/21/12	320	(17,920)
Strike Price USD 60, Expires 6/18/12	70	(2,835)
Verizon Communications, Inc.:
Strike Price USD 38, Expires 5/21/12	425	(102,212)
Strike Price USD 38, Expires 6/18/12	425	(107,525)
Vodafone Group Plc - ADR:
Strike Price USD 27, Expires 5/21/12	468	(44,460)
Strike Price USD 28, Expires 5/21/12	800	(22,000)
Strike Price USD 28, Expires 6/18/12	800	(34,000)
Weatherford International Ltd., Strike Price USD 16, Expires 5/21/12	1,460	(14,600)
WellPoint, Inc., Strike Price USD 75, Expires 5/21/12	200	(1,300)
Wells Fargo & Co.:
Strike Price USD 33, Expires 5/21/12	567	(42,525)
Strike Price USD 34, Expires 5/21/12	185	(5,458)
Strike Price USD 34, Expires 6/18/12	832	(57,408)
Strike Price USD 34, Expires 7/23/12	690	(80,040)
Whirlpool Corp.:
Strike Price USD 72.50, Expires 5/21/12	175	(2,100)
Strike Price USD 67.50, Expires 6/18/12	195	(31,882)
Whole Foods Market, Inc., Strike Price USD 85, Expires 5/21/12	335	(61,305)
Ziggo NV, Strike Price EUR 24, Expires 5/18/12	240	(11,437)

Total Exchange-Traded Call Options		(6,414,274)

Over-the-Counter Call Options – (0.5)%
Afren Plc:
Strike Price GBP 1.33, Expires 5/03/12, Broker UBS Securities LLC	560,500	(41,960)
Strike Price GBP 1.35, Expires 6/27/12, Broker UBS Securities LLC	364,900	(74,224)

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
AIA Group Ltd.:
Strike Price HKD 28.41, Expires 5/08/12, Broker Deutsche Bank Securities Corp.	979,600	$(8,213)
Strike Price HKD 28.06, Expires 5/30/12, Broker Citigroup Global Markets, Inc.	350,000	(16,504)
Air China Ltd., Class H, Strike Price HKD 5.15, Expires 5/08/12, Broker Citigroup Global Markets, Inc.	1,820,000	(109,620)
Akzo Nobel NV, Strike Price EUR 43.60, Expires 5/02/12, Broker UBS Securities LLC	59,400	(242)
Allianz SE, Strike Price EUR 93.32, Expires 5/02/12, Broker Citigroup Global Markets, Inc.	31,300	–
Ameriprise Financial, Inc., Strike Price USD 54.59, Expires 6/29/12, Broker Banc of America Securities	32,000	(59,680)
Anheuser-Busch InBev NV, Strike Price EUR 52.87, Expires 5/03/12, Broker Morgan Stanley & Co., Inc.	80,500	(168,361)
ArcelorMittal:
Strike Price EUR 15.21, Expires 5/02/12, Broker Morgan Stanley & Co., Inc.	68,300	(1)
Strike Price EUR 13.08, Expires 6/27/12, Broker UBS Securities LLC	25,000	(29,299)
Arcos Dorados Holdings, Inc., Strike Price USD 19.58, Expires 6/20/12, Broker Banc of America Securities	44,000	(18,443)
Arkema SA, Strike Price EUR 69.98, Expires 5/02/12, Broker Morgan Stanley & Co., Inc.	32,200	(6,367)
AT&T Inc.:
Strike Price USD 30.50, Expires 5/11/12, Broker Morgan Stanley & Co., Inc.	77,000	(185,570)
Strike Price USD 32.85, Expires 6/25/12, Broker Goldman Sachs & Co.	75,300	(41,023)
Australia & New Zealand Banking Group Ltd., Strike Price AUD 23.25, Expires 5/08/12, Broker Citigroup Global Markets, Inc.	89,900	(54,846)
Avago Technologies Ltd., Strike Price USD 37.99, Expires 6/04/12, Broker Goldman Sachs & Co.	83,000	(24,985)
Banco Bradesco SA - ADR:
Strike Price USD 18.43, Expires 5/02/12, Broker UBS Securities LLC	97,500	(1)
Strike Price USD 18.43, Expires 5/09/12, Broker UBS Securities LLC	97,500	(1)
Banco Bradesco SA, Preference Shares, Strike Price BRL 31.61, Expires 6/05/12, Broker Morgan Stanley & Co., Inc.	127,100	(24,846)
BG Group Plc, Strike Price GBP 14.26, Expires 6/27/12, Broker Banc of America Securities	145,300	(174,838)
BM&FBOVESPA SA, Strike Price BRL 11.76, Expires 5/24/12, Broker Credit Suisse First Boston	387,000	(8,483)
BNP Paribas SA, Strike Price EUR 37.17, Expires 5/02/12, Broker Morgan Stanley & Co., Inc.	41,900	(1)
BOC Hong Kong Holdings Ltd., Strike Price HKD 23.69, Expires 7/10/12, Broker Morgan Stanley & Co., Inc.	994,000	(103,498)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
BP Plc:
Strike Price GBP 4.98, Expires 5/02/12, Broker UBS Securities LLC	117,000	$(2)
Strike Price GBP 4.69, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	423,000	(12,856)
Bridgestone Corp., Strike Price JPY 2,028.36, Expires 5/08/12, Broker Goldman Sachs & Co.	95,100	(1,061)
British American Tobacco Plc, Strike Price GBP 32.69, Expires 5/02/12, Broker Citigroup Global Markets, Inc.	151,300	(495)
Broadcom Corp., Class A, Strike Price USD 37.54, Expires 6/15/12, Broker Morgan Stanley & Co., Inc.	80,700	(156,651)
China Construction Bank Corp., H Shares, Strike Price HKD 6.04, Expires 5/08/12, Broker Citigroup Global Markets, Inc.	4,877,000	(57,233)
China Eastern Airlines Corp. Ltd., H Shares, Strike Price HKD 2.50, Expires 5/08/12, Broker Citigroup Global Markets, Inc.	2,322,000	(34,069)
China Southern Airlines Corp. Ltd., H Shares, Strike Price HKD 3.56, Expires 5/08/12, Broker Citigroup Global Markets, Inc.	2,172,000	(18,525)
Compass Group Plc, Strike Price GBP 6.54, Expires 5/03/12, Broker Citigroup Global Markets, Inc.	225,400	(5,469)
Continental AG, Strike Price EUR 69.22, Expires 5/03/12, Broker Banc of America Securities	28,200	(154,029)
Corio NV - REIT, Strike Price EUR 37.13, Expires 5/02/12, Broker Banc of America Securities	22,400	–
Covidien Plc, Strike Price USD 54.23, Expires 5/07/12, Broker Goldman Sachs & Co.	29,500	(31,024)
CSX Corp., Strike Price USD 22.32, Expires 6/25/12, Broker Deutsche Bank Securities Corp.	140,000	(115,241)
Daimler AG:
Strike Price EUR 47.65, Expires 5/02/12, Broker Morgan Stanley & Co., Inc.	9,800	(3)
Strike Price EUR 45.16, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	33,700	(5,774)
Strike Price EUR 43.08, Expires 6/27/12, Broker Morgan Stanley & Co., Inc.	26,800	(52,823)
Danone SA:
Strike Price EUR 52.35, Expires 5/03/12, Broker Banc of America Securities	36,200	(46,959)
Strike Price EUR 54, Expires 5/18/12, Broker Morgan Stanley & Co., Inc.	195	(11,603)
Deutsche Bank AG:
Strike Price EUR 35.73, Expires 5/02/12, Broker Morgan Stanley & Co., Inc.	39,200	(489)
Strike Price EUR 34.74, Expires 6/27/12, Broker Citigroup Global Markets, Inc.	70,400	(118,232)
Deutsche Lufthansa AG, Strike Price EUR 10.05, Expires 5/03/12, Broker Banc of America Securities	250,700	(15,711)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	49

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Dominion Resources, Inc., Strike Price USD 52.24, Expires 6/28/12, Broker Morgan Stanley & Co., Inc.	83,000	$(54,033)
ENI SpA, Strike Price EUR 17.55, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	138,500	(12,061)
EQT Corp.:
Strike Price USD 51.33, Expires 5/04/12, Broker UBS Securities LLC	14,500	(982)
Strike Price USD 52.58, Expires 5/04/12, Broker Banc of America Securities	12,500	(140)
Strike Price USD 51.33, Expires 5/11/12, Broker UBS Securities LLC	14,500	(4,006)
Federal Realty Investment Trust - REIT, Strike Price USD 97.69, Expires 6/13/12, Broker Deutsche Bank Securities Corp.	39,500	(192,518)
First Financial Holding Co. Ltd., Strike Price TWD 17.9, Expires 5/08/12, Broker Morgan Stanley & Co., Inc.	4,263,000	(15,262)
Fomento Economico Mexicano SAB de CV - ADR:
Strike Price USD 83.82, Expires 5/24/12, Broker Goldman Sachs & Co.	18,500	(20,104)
Strike Price USD 84.13, Expires 6/12/12, Broker Goldman Sachs & Co.	15,500	(16,043)
General Mills, Inc., Strike Price USD 38.57, Expires 5/04/12, Broker Deutsche Bank Securities Corp.	119,000	(43,015)
GlaxoSmithKline Plc, Strike Price GBP 14.36, Expires 5/15/12, Broker Citigroup Global Markets, Inc.	168,900	(24,684)
Grupo Modelo SAB de CV, Series C:
Strike Price MXN 80.86, Expires 5/07/12, Broker UBS Securities LLC	129,700	(112,124)
Strike Price MXN 85.12, Expires 5/24/12, Broker Citigroup Global Markets, Inc.	127,000	(72,733)
Strike Price MXN 87.47, Expires 6/05/12, Broker Citigroup Global Markets, Inc.	127,000	(58,065)
Hino Motors Ltd., Strike Price JPY 554.93, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	345,000	(96,266)
Hitachi Ltd., Strike Price JPY 538.56, Expires 5/30/12, Broker Goldman Sachs & Co.	276,000	(26,420)
Honda Motor Co. Ltd., Strike Price JPY 3,255.43, Expires 5/08/12, Broker Goldman Sachs & Co.	67,300	(158)
Hong Kong Exchanges and Clearing Ltd., Strike Price HKD 133.93, Expires 5/08/12, Broker Citigroup Global Markets, Inc.	151,400	(532)
HSBC Holdings Plc, Strike Price GBP 5.65, Expires 5/15/12, Broker Banc of America Securities	451,600	(45,887)
IHI Corp., Strike Price JPY 216.05, Expires 5/08/12, Broker Deutsche Bank Securities Corp.	2,205,000	(189)
Informatica Corp., Strike Price USD 50.16, Expires 6/06/12, Broker Banc of America Securities	43,500	(23,830)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Inmarsat Plc:
Strike Price GBP 4.66, Expires 5/02/12, Broker Morgan Stanley & Co., Inc.	171,200	$(3,101)
Strike Price GBP 4.70, Expires 5/15/12, Broker Banc of America Securities	148,500	(10,627)
International Paper Co., Strike Price USD 33.59, Expires 6/04/12, Broker Citigroup Global Markets, Inc.	109,000	(87,122)
Intesa Sanpaolo SpA, Strike Price EUR 1.52, Expires 5/02/12, Broker Citigroup Global Markets, Inc.	1,586,000	(21)
Johnson & Johnson, Strike Price USD 65.58, Expires 6/22/12, Broker Banc of America Securities	11,400	(7,216)
Julius Baer Group Ltd., Strike Price CHF 36.39, Expires 5/03/12, Broker Citigroup Global Markets, Inc.	78,281	(4,564)
KeyCorp:
Strike Price USD 8.43, Expires 5/16/12, Broker Morgan Stanley & Co., Inc.	96,500	(4,508)
Strike Price USD 8.12, Expires 6/07/12, Broker Credit Suisse First Boston	225,500	(50,715)
Liberty Global, Inc., Class A, Strike Price USD 51.58, Expires 5/11/12, Broker Morgan Stanley & Co., Inc.	69,000	(7,789)
Lowe’s Cos., Inc., Strike Price USD 31.79, Expires 6/06/12, Broker Morgan Stanley & Co., Inc.	119,000	(94,155)
LVMH Moet Hennessy Louis Vuitton SA:
Strike Price EUR 129.99, Expires 5/02/12, Broker UBS Securities LLC	12,000	(2,564)
Strike Price EUR 130, Expires 5/18/12, Broker UBS Securities LLC	100	(17,394)
Manpower, Inc.:
Strike Price USD 46.65, Expires 6/04/12, Broker Citigroup Global Markets, Inc.	26,500	(7,393)
Strike Price USD 46.65, Expires 6/14/12, Broker Citigroup Global Markets, Inc.	26,500	(10,587)
Merck KGaA, Strike Price EUR 77.35, Expires 5/03/12, Broker UBS Securities LLC	36,300	(274,915)
Naspers Ltd., N Shares, Strike Price ZAR 461.12, Expires 6/27/12, Broker UBS Securities LLC	66,500	(180,257)
National Grid Plc, Strike Price GBP 6.52, Expires 5/03/12, Broker Banc of America Securities	374,800	(83,514)
Newcrest Mining Ltd., Strike Price AUD 30.17, Expires 5/08/12, Broker JPMorgan Chase Securities	103,000	(15)
Novartis AG, Strike Price CHF 51, Expires 5/18/12, Broker Deutsche Bank Securities Corp.	267	(9,286)
Oracle Corp., Strike Price USD 30.18, Expires 5/07/12, Broker Morgan Stanley & Co., Inc.	100,000	(7,740)
ORIX Corp., Strike Price JPY 8,134.55, Expires 5/08/12, Broker Goldman Sachs & Co.	28,400	(4,926)
PanAust Ltd., Strike Price AUD 3.02, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	472,000	(133,154)
PepsiCo, Inc., Strike Price USD 64.63, Expires 5/08/12, Broker Goldman Sachs & Co.	63,000	(87,639)

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Pfizer, Inc.:
Strike Price USD 22.54, Expires 5/29/12, Broker Morgan Stanley & Co., Inc.	43,000	$(30,522)
Strike Price USD 22.54, Expires 6/05/12, Broker Morgan Stanley & Co., Inc.	43,000	(27,537)
PPL Corp.:
Strike Price USD 27.28, Expires 5/25/12, Broker Deutsche Bank Securities Corp.	92,000	(26,257)
Strike Price USD 27.28, Expires 6/06/12, Broker Deutsche Bank Securities Corp.	92,000	(30,148)
The Procter & Gamble Co., Strike Price USD 67.75, Expires 5/24/12, Broker Morgan Stanley & Co., Inc.	44,000	(2,388)
Reynolds American, Inc.:
Strike Price USD 41.72, Expires 6/11/12, Broker Banc of America Securities	79,700	(26,668)
Strike Price USD 41.72, Expires 6/25/12, Broker Banc of America Securities	79,700	(49,136)
Roche Holding AG:
Strike Price CHF 160.83, Expires 5/15/12, Broker Citigroup Global Markets, Inc.	11,800	(71,758)
Strike Price CHF 166.73, Expires 6/27/12, Broker Citigroup Global Markets, Inc.	21,900	(81,571)
Sanofi:
Strike Price EUR 57.18, Expires 5/09/12, Broker Citigroup Global Markets, Inc.	50,700	(61,624)
Strike Price EUR 56.88, Expires 6/27/12, Broker Citigroup Global Markets, Inc.	18,000	(43,447)
Softbank Corp., Strike Price JPY 2,513.82, Expires 5/08/12, Broker UBS Securities LLC	108,000	(12,075)
SPX Corp.:
Strike Price USD 77.41, Expires 5/09/12, Broker Morgan Stanley & Co., Inc.	26,500	(31,286)
Strike Price USD 77.38, Expires 6/06/12, Broker Banc of America Securities	27,500	(73,560)
Statoil ASA:
Strike Price NOK 162.05, Expires 5/11/12, Broker Citigroup Global Markets, Inc.	21,000	(356)
Strike Price NOK 153.22, Expires 6/27/12, Broker Citigroup Global Markets, Inc.	128,000	(99,852)
Straits Asia Resources Ltd., Strike Price SGD 2.17, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	935,000	(15,808)
Subsea 7 SA, Strike Price NOK 154.03, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	110,000	(38,208)
Sumitomo Mitsui Financial Group, Inc., Strike Price JPY 2,812.03, Expires 5/08/12, Broker Goldman Sachs & Co.	80,800	(530)

Options Written	Contracts	Value
Over-the-Counter Call Options (concluded)
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR, Strike Price USD 14.50, Expires 5/04/12, Broker Morgan Stanley & Co., Inc.	106,000	$(114,480)
TE Connectivity Ltd., Strike Price USD 36.72, Expires 6/25/12, Broker Goldman Sachs & Co.	82,500	(80,626)
Telefonica SA:
Strike Price EUR 12.73, Expires 5/09/12, Broker Morgan Stanley & Co., Inc.	87,300	(1)
Strike Price EUR 11.41, Expires 6/27/12, Broker UBS Securities LLC	106,700	(18,264)
Time Warner, Inc.:
Strike Price USD 36.95, Expires 6/08/12, Broker Citigroup Global Markets, Inc.	60,000	(73,616)
Strike Price USD 36.95, Expires 6/20/12, Broker Citigroup Global Markets, Inc.	60,000	(81,197)
Toyota Motor Corp., Strike Price JPY 3,641.41, Expires 5/08/12, Broker Goldman Sachs & Co.	65,300	(448)
Viacom, Inc., Class B, Strike Price USD 46.94, Expires 6/13/12, Broker Deutsche Bank Securities Corp.	62,000	(112,599)
Volvo AB, B Shares, Strike Price SEK 92.36, Expires 6/27/12, Broker Morgan Stanley & Co., Inc.	189,500	(127,313)
Wharf Holdings Ltd., Strike Price HKD 44.70, Expires 5/08/12, Broker Morgan Stanley & Co., Inc.	421,000	(87,955)
Xstrata Plc, Strike Price GBP 11.11, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	172,700	(219,794)
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H, Strike Price HKD 12.03, Expires 5/08/12, Broker Citigroup Global Markets, Inc.	1,237,000	(26,927)

Total Over-the-Counter Call Options		(5,563,460)

Total Options Written
(Premiums Received – $15,040,176) – (1.1)%		(11,977,734)

Total Investments Net of Outstanding Options Written – 104.9%		1,146,653,269
Liabilities in Excess of Other Assets – (4.9)%		(53,955,011)

Net Assets – 100.0%		$1,092,698,258

(a)	Non-income producing security.
(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(c)	Security, or a portion of security, is on loan.
(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	51

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

(f)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2011	Net Activity	Shares/ Beneficial Interest Held at April 30, 2012	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	30,113,366	57,770,754	87,884,120	$973	$38,922
BlackRock Liquidity Series, LLC Money Market Series	–	$1,835,031	$1,835,031	–	$10,843

—	Foreign currency exchange contracts as of April 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	1,604,500	USD	1,635,579	Citigroup Global Markets, Inc.	5/01/12	$(11,345)
GBP	2,266,000	USD	3,669,785	UBS Securities LLC	5/01/12	7,712
MXN	3,931,000	USD	302,245	UBS Securities LLC	5/02/12	(463)
EUR	176,500	USD	233,972	Citigroup Global Markets, Inc.	5/02/12	(339)
EUR	5,863,000	USD	7,768,182	UBS Securities LLC	5/02/12	(7,347)
HKD	15,017,500	USD	1,935,444	Citigroup Global Markets, Inc.	5/02/12	137
SEK	1,134,000	USD	168,898	UBS Securities LLC	5/02/12	(180)
CHF	1,052,500	USD	1,160,969	UBS Securities LLC	5/02/12	(1,381)
USD	1,244	DKK	7,000	RBS Securities, Inc.	5/02/12	(1)
AUD	697,500	USD	728,398	Citigroup Global Markets, Inc.	5/02/12	(1,639)
USD	16,236	GBP	10,000	RBS Securities, Inc.	5/03/12	7
SEK	13,389,000	USD	1,994,086	UBS Securities LLC	5/03/12	(2,316)
EUR	233,000	USD	308,376	Citigroup Global Markets, Inc.	5/03/12	46
NOK	4,028,000	USD	703,582	UBS Securities LLC	5/03/12	165
SGD	206,000	USD	166,536	Deutsche Bank Securities Corp.	5/03/12	(71)
ZAR	597,000	USD	77,019	Citigroup Global Markets, Inc.	5/04/12	(266)
SEK	8,159,000	USD	1,214,253	Citigroup Global Markets, Inc.	5/04/12	(559)
USD	1,101	CHF	1,000	Deutsche Bank Securities Corp.	5/04/12	(1)
USD	12,402	NOK	71,000	Deutsche Bank Securities Corp.	5/04/12	(2)
JPY	364,219,000	USD	4,563,164	Citigroup Global Markets, Inc.	5/07/12	(1,013)

Total						$ (18,856)

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (concluded)	BlackRock Global Opportunities Equity Trust (BOE)

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	–	$ 12,753,723	–	$12,753,723
Belgium	$ 9,564,391	–	–	9,564,391
Brazil	14,093,360	–	–	14,093,360
British Virgin
Islands	6,379,590	–	–	6,379,590
Canada	33,567,964	–	–	33,567,964
China	459,096	16,738,701	–	17,197,797
France	–	33,305,797	–	33,305,797
Germany	–	40,198,422	–	40,198,422
Hong Kong	–	23,015,968	–	23,015,968
India	–	6,181,859	–	6,181,859
Indonesia	–	6,454,129	–	6,454,129
Ireland	15,174,100	–	–	15,174,100
Israel	5,707,843	–	–	5,707,843
Italy	–	8,982,215	–	8,982,215
Japan	–	50,665,742	–	50,665,742
Luxembourg	–	3,123,468	–	3,123,468
Mexico	10,249,785	–	–	10,249,785
Netherlands	14,118,453	8,081,306	–	22,199,759
Norway	–	7,730,411	–	7,730,411
Singapore	3,268,704	2,853,568	–	6,122,272
South Africa	–	7,735,172	–	7,735,172
South Korea	–	14,508,096	–	14,508,096
Spain	–	3,005,240	–	3,005,240
Sweden	–	8,304,972	–	8,304,972
Switzerland	4,019,859	26,817,395	–	30,837,254
Taiwan	3,178,320	4,898,377	–	8,076,697
United Kingdom	12,713,621	68,528,631	–	81,242,252
United States	582,530,146	–	–	582,530,146
Short-Term Securities	87,884,120	1,835,031	–	89,719,151

Total	$802,909,352	$355,718,223	–	$1,158,627,575

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$3,428	–	–	$3,428
Foreign currency exchange contracts	8,067	–	–	8,067
Liabilities:
Equity contracts	(5,647,586)	$(6,330,148)	–	(11,977,734)
Foreign currency exchange contracts	(26,923)	–	–	(26,923)

Total	$(5,663,014)	$(6,330,148)	–	$(11,993,162)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	53

Schedule of Investments April 30, 2012 (Unaudited)	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology – 23.7%
3SBio, Inc. - ADR (a)(b)	60,600	$792,648
Achillion Pharmaceuticals, Inc. (a)(c)	25,600	170,240
Acorda Therapeutics, Inc. (a)(b)	63,800	1,610,312
Affymax, Inc. (a)(b)(c)	21,300	279,243
Alexion Pharmaceuticals, Inc. (a)(b)	74,500	6,728,840
Algeta ASA (a)	5,700	134,807
Amgen, Inc. (b)	89,900	6,392,789
Amylin Pharmaceuticals, Inc. (a)(b)	65,200	1,689,332
Ardea Biosciences, Inc. (a)	3,200	101,952
Ariad Pharmaceuticals, Inc. (a)(b)(c)	142,478	2,322,391
Arqule, Inc. (a)(b)	36,800	259,440
Biogen Idec, Inc. (a)(b)	47,580	6,376,196
BioMarin Pharmaceutical, Inc. (a)(b)(c)	30,200	1,047,940
Celgene Corp. (a)(b)	54,900	4,003,308
Cepheid, Inc. (a)(b)	14,200	545,422
Chemocentryx, Inc. (a)	17,053	293,312
CSL Ltd.	15,900	605,480
Cubist Pharmaceuticals, Inc. (a)(b)(c)	38,600	1,632,008
Dendreon Corp. (a)(b)(c)	87,100	1,014,715
Exelixis, Inc. (a)(b)	154,100	739,680
Genomic Health, Inc. (a)(b)	10,300	295,198
Gilead Sciences, Inc. (a)(b)	49,966	2,598,732
Human Genome Sciences, Inc. (a)(b)(c)	57,800	850,238
Incyte Corp. Ltd. (a)(b)(c)	57,400	1,301,832
Medivation, Inc. (a)(b)	30,700	2,483,016
Momenta Pharmaceuticals, Inc. (a)(b)(c)	20,600	327,128
Onyx Pharmaceutical, Inc. (a)(b)	23,000	1,046,730
Pharmacyclics, Inc. (a)(b)	59,842	1,649,246
Regeneron Pharmaceuticals, Inc. (a)(b)(c)	6,800	919,768
Synta Pharmaceuticals Corp. (a)(b)	116,300	505,905
Theravance, Inc. (a)(b)	24,253	524,835
Verastem, Inc. (a)	16,300	169,194
Vertex Pharmaceuticals, Inc. (a)(b)	28,705	1,104,568

		50,516,445

Diversified Consumer Services – 0.3%
Stewart Enterprises, Inc., Class A	88,300	558,056

Electronic Equipment, Instruments & Components – 1.1%
Agilent Technologies, Inc. (b)	57,266	2,415,480

Food & Staples Retailing – 0.5%
CVS Caremark Corp. (b)	25,900	1,155,658

Health Care Equipment & Supplies – 16.7%
Alere, Inc. (a)(b)	15,234	363,940
Align Technology, Inc. (a)(b)(c)	63,074	2,000,077
Baxter International, Inc. (b)	35,900	1,989,219
Becton Dickinson & Co. (b)	6,700	525,615
The Cooper Cos., Inc.	17,045	1,502,858
Covidien Plc (b)	92,300	5,097,729
DENTSPLY International, Inc. (b)	65,800	2,701,748
Edwards Lifesciences Corp. (a)(b)	9,055	751,293
Elekta AB, B Shares	12,500	632,161
Given Imaging Ltd. (b)	21,700	421,414
Heartware International, Inc. (a)	7,692	599,668
Hologic, Inc. (a)(b)	204,100	3,902,392
Intuitive Surgical, Inc. (a)(b)	5,007	2,895,047
Medtronic, Inc. (b)	134,600	5,141,720
Sirona Dental Systems, Inc. (a)(b)	14,400	727,344
Stryker Corp. (b)	52,500	2,864,925
Varian Medical Systems, Inc. (a)(b)	12,400	786,408
William Demant Holding (a)	2,284	215,789
Zimmer Holdings, Inc. (b)	39,400	2,479,442

		35,598,789

Common Stocks	Shares	Value
Health Care Providers & Services – 18.6%
Acadia Healthcare Co., Inc. (a)	17,600	$280,896
Aetna, Inc. (b)	78,511	3,457,624
AMERIGROUP Corp. (a)(b)	6,900	426,144
AmerisourceBergen Corp. (b)	14,900	554,429
Brookdale Senior Living, Inc. (a)(b)	30,300	576,003
Cardinal Health, Inc. (b)	37,700	1,593,579
Centene Corp. (a)	9,800	387,982
CIGNA Corp. (b)	38,900	1,798,347
Coventry Health Care, Inc. (b)	33,200	995,668
Express Scripts Holding Co. (a)(b)	86,776	4,841,233
HCA Holdings, Inc. (b)	20,600	554,552
Henry Schein, Inc. (a)(b)	14,700	1,128,078
Humana, Inc. (b)	25,843	2,085,013
McKesson Corp. (b)	40,300	3,683,823
MEDNAX, Inc. (a)(c)	6,800	477,632
Quest Diagnostics, Inc. (b)	29,300	1,690,317
UnitedHealth Group, Inc. (b)	127,900	7,181,585
Universal Health Services, Inc., Class B (b)	20,500	875,555
VCA Antech, Inc. (a)(b)(c)	64,000	1,514,240
WellPoint, Inc. (b)	79,400	5,384,908

		39,487,608

Health Care Technology – 2.3%
Cerner Corp. (a)(b)	28,900	2,343,501
SXC Health Solutions Corp. (a)(b)	26,100	2,364,138
Vocera Communications, Inc. (a)	4,400	97,460

		4,805,099

Industrial Conglomerates – 0.5%
Koninklijke Philips Electronics NV (a)	54,900	1,092,533

Life Sciences Tools & Services – 2.1%
Life Technologies Corp. (a)(b)	35,900	1,664,324
Luminex Corp. (a)(b)(c)	25,800	646,032
Thermo Fisher Scientific, Inc. (b)	20,900	1,163,085
Waters Corp. (a)(b)	13,215	1,111,514

		4,584,955

Pharmaceuticals – 27.8%
Abbott Laboratories	53,200	3,301,592
Allergan, Inc. (b)	62,800	6,028,800
Auxilium Pharmaceuticals, Inc. (a)(b)	11,021	197,496
Bristol-Myers Squibb Co.	77,000	2,569,490
Elan Corp. Plc - ADR (a)(b)	194,800	2,686,292
Eli Lilly & Co. (b)	118,400	4,900,576
Endo Pharmaceuticals Holdings, Inc. (a)(b)	34,700	1,219,358
GlaxoSmithKline Plc	69,000	1,594,006
Johnson & Johnson (b)	81,770	5,322,409
Merck & Co., Inc. (b)	83,200	3,264,768
Merck KGaA	17,100	1,879,626
Novartis AG	20,400	1,126,412
Pfizer, Inc. (b)	262,000	6,007,660
Roche Holding AG	35,500	6,488,000
Sanofi	71,900	5,491,841
Teva Pharmaceutical Industries Ltd. - ADR (b)	34,900	1,596,326
UCB SA	19,200	897,795
Valeant Pharmaceuticals International, Inc. (a)(b)	23,100	1,285,053
Watson Pharmaceuticals, Inc. (a)(b)	42,700	3,217,872

		59,075,372

Total Long-Term Investments
(Cost – $171,914,815) – 93.6%		199,289,995

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (d)(f)	14,083,946	$14,083,946

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.20% (d)(e)(f)	$6,153	6,152,876

Total Short-Term Securities
(Cost – $20,236,822) – 9.5%		20,236,822

Total Investments Before Outstanding Options Written
(Cost – $192,151,637) – 103.1%		219,526,817

Options Written	Contracts
Exchange-Traded Call Options – (0.9)%
3SBio, Inc. - ADR, Strike Price USD 15, Expires 5/21/12	200	(4,000)
Acorda Therapeutics, Inc., Strike Price USD 26, Expires 5/21/12	250	(21,250)
Aetna, Inc.:
Strike Price USD 47, Expires 5/21/12	78	(1,092)
Strike Price USD 49, Expires 5/21/12	390	(1,755)
Affymax, Inc., Strike Price USD 13, Expires 5/21/12	70	(5,600)
Agilent Technologies, Inc., Strike Price USD 44, Expires 6/22/12	180	(22,402)
Alere, Inc., Strike Price USD 27, Expires 5/21/12	75	(562)
Alexion Pharmaceuticals, Inc., Strike Price USD 90, Expires 5/21/12	225	(68,063)
Align Technology, Inc.:
Strike Price USD 28, Expires 5/21/12	190	(75,050)
Strike Price USD 34, Expires 5/21/12	62	(1,860)
Allergan, Inc.:
Strike Price USD 97.50, Expires 5/21/12	60	(6,300)
Strike Price USD 97.50, Expires 6/18/12	150	(28,125)
AMERIGROUP Corp., Strike Price USD 70, Expires 6/18/12	23	(2,300)
AmerisourceBergen Corp., Strike Price USD 39, Expires 5/21/12	100	(750)
Amgen, Inc., Strike Price USD 70, Expires 5/21/12	295	(48,085)
Amylin Pharmaceuticals, Inc.:
Strike Price USD 18, Expires 5/21/12	105	(83,738)
Strike Price USD 27, Expires 6/18/12	110	(14,905)
Ariad Pharmaceuticals, Inc.:
Strike Price USD 15, Expires 5/21/12	70	(10,850)
Strike Price USD 16, Expires 5/21/12	300	(25,500)
Strike Price USD 18, Expires 5/21/12	160	(2,400)
Arqule, Inc., Strike Price USD 7.50, Expires 7/23/12	100	(7,250)
Auxilium Pharmaceuticals, Inc., Strike Price USD 20, Expires 6/18/12	50	(4,625)
Baxter International, Inc.:
Strike Price USD 60, Expires 5/21/12	110	(330)
Strike Price USD 55, Expires 6/18/12	45	(6,615)
Becton Dickinson & Co., Strike Price USD 77, Expires 5/21/12	22	(4,576)

Options Written	Contracts	Value
Exchange-Traded Call Options (continued)
Biogen Idec, Inc.:
Strike Price USD 125, Expires 5/21/12	50	$(47,750)
Strike Price USD 130, Expires 6/18/12	107	(77,040)
BioMarin Pharmaceutical, Inc., Strike Price USD 35.50, Expires 6/13/12	100	(9,963)
Brookdale Senior Living, Inc., Strike Price USD 20, Expires 5/21/12	90	(2,475)
Cardinal Health, Inc., Strike Price USD 42, Expires 5/21/12	205	(19,475)
Celgene Corp., Strike Price USD 80, Expires 6/18/12	180	(10,710)
Cerner Corp., Strike Price USD 75, Expires 5/21/12	75	(48,750)
CIGNA Corp., Strike Price USD 49, Expires 5/21/12	125	(5,125)
Coventry Health Care, Inc., Strike Price USD 37, Expires 7/23/12	100	(1,750)
Covidien Plc:
Strike Price USD 55, Expires 5/21/12	135	(12,825)
Strike Price USD 54.50, Expires 6/06/12	100	(15,350)
Cubist Pharmaceuticals, Inc., Strike Price USD 45, Expires 5/21/12	125	(2,813)
CVS Caremark Corp., Strike Price USD 46, Expires 5/21/12	130	(5,590)
Dendreon Corp.:
Strike Price USD 14, Expires 5/21/12	50	(2,400)
Strike Price USD 18, Expires 5/21/12	120	(1,500)
Strike Price USD 14, Expires 6/18/12	120	(9,240)
DENTSPLY International, Inc., Strike Price USD 40, Expires 6/18/12	45	(8,888)
Elan Corp. Plc - ADR, Strike Price USD 14, Expires 6/18/12	650	(52,000)
Eli Lilly & Co.:
Strike Price USD 41, Expires 5/21/12	30	(1,815)
Strike Price USD 40, Expires 6/18/12	360	(54,900)
Endo Pharmaceuticals Holdings, Inc., Strike Price USD 40, Expires 5/21/12	105	(2,363)
Exelixis, Inc.:
Strike Price USD 6, Expires 5/21/12	250	(2,500)
Strike Price USD 5, Expires 6/18/12	250	(8,750)
Express Scripts Holding Co.:
Strike Price USD 57.50, Expires 5/21/12	75	(4,912)
Strike Price USD 60, Expires 5/21/12	20	(320)
Strike Price USD 57.50, Expires 6/18/12	155	(19,143)
Strike Price USD 60, Expires 6/18/12	40	(2,100)
Genomic Health, Inc., Strike Price USD 35, Expires 5/21/12	35	(175)
Gilead Sciences, Inc.:
Strike Price USD 49, Expires 5/21/12	190	(66,975)
Strike Price USD 55, Expires 5/21/12	95	(3,562)
Given Imaging Ltd., Strike Price USD 20, Expires 5/21/12	75	(2,812)
HCA Holdings, Inc., Strike Price USD 27, Expires 6/18/12	70	(10,675)
Henry Schein, Inc., Strike Price USD 75, Expires 5/21/12	48	(12,480)
Hologic, Inc., Strike Price USD 22, Expires 5/21/12	680	(3,400)
Human Genome Sciences, Inc., Strike Price USD 10, Expires 5/21/12	187	(88,358)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	55

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options (continued)
Humana, Inc.:
Strike Price USD 82.50, Expires 5/21/12	38	$(4,085)
Strike Price USD 90, Expires 5/21/12	110	(550)
Incyte Corp. Ltd., Strike Price USD 20, Expires 5/21/12	175	(50,750)
Intuitive Surgical, Inc., Strike Price USD 575, Expires 6/18/12	10	(20,750)
Johnson & Johnson, Strike Price USD 65, Expires 6/18/12	236	(18,880)
Life Technologies Corp., Strike Price USD 50, Expires 5/21/12	150	(2,250)
Luminex Corp., Strike Price USD 25, Expires 5/21/12	100	(19,500)
McKesson Corp., Strike Price USD 87.50, Expires 5/21/12	120	(52,800)
Medivation, Inc., Strike Price USD 80, Expires 6/18/12	100	(71,250)
Medtronic, Inc., Strike Price USD 39, Expires 5/21/12	350	(10,150)
Merck & Co., Inc., Strike Price USD 39, Expires 6/18/12	75	(6,675)
Momenta Pharmaceuticals, Inc., Strike Price USD 17, Expires 5/21/12	70	(5,075)
Onyx Pharmaceutical, Inc., Strike Price USD 44, Expires 5/21/12	80	(24,600)
Pfizer, Inc., Strike Price USD 22, Expires 5/21/12	635	(61,595)
Pharmacyclics, Inc., Strike Price USD 29, Expires 5/21/12	215	(18,275)
Quest Diagnostics, Inc., Strike Price USD 60, Expires 5/21/12	200	(4,000)
Regeneron Pharmaceuticals, Inc., Strike Price USD 130, Expires 6/18/12	23	(27,600)
Sirona Dental Systems, Inc., Strike Price USD 50, Expires 5/21/12	45	(9,675)
Stryker Corp., Strike Price USD 53.25, Expires 5/10/12	175	(26,583)
SXC Health Solutions Corp.:
Strike Price USD 75, Expires 5/21/12	40	(64,200)
Strike Price USD 95, Expires 6/18/12	45	(13,162)
Synta Pharmaceuticals Corp.:
Strike Price USD 5, Expires 5/21/12	250	(3,750)
Strike Price USD 7.50, Expires 5/21/12	20	(100)
Teva Pharmaceutical Industries Ltd. - ADR, Strike Price USD 45, Expires 5/21/12	122	(17,629)
Theravance, Inc., Strike Price USD 20, Expires 5/21/12	85	(18,062)
Thermo Fisher Scientific, Inc.:
Strike Price USD 55, Expires 5/21/12	62	(8,835)
Strike Price USD 60, Expires 5/21/12	55	(825)
Strike Price USD 55, Expires 6/18/12	20	(4,000)
UnitedHealth Group, Inc., Strike Price USD 57.50, Expires 5/21/12	300	(16,800)
Universal Health Services, Inc., Class B:
Strike Price USD 45, Expires 6/18/12	15	(1,238)
Strike Price USD 45, Expires 7/23/12	55	(7,425)

Options Written	Contracts	Value
Exchange-Traded Call Options (concluded)
Valeant Pharmaceuticals International, Inc., Strike Price USD 55, Expires 5/21/12	75	$(19,312)
Varian Medical Systems, Inc., Strike Price USD 70, Expires 5/21/12	25	(375)
VCA Antech, Inc., Strike Price USD 23, Expires 5/16/12	225	(23,888)
Vertex Pharmaceuticals, Inc., Strike Price USD 40, Expires 5/21/12	100	(10,500)
Waters Corp.:
Strike Price USD 82, Expires 5/21/12	57	(17,184)
Strike Price USD 95, Expires 5/21/12	75	(1,125)
Watson Pharmaceuticals, Inc.:
Strike Price USD 60, Expires 5/21/12	55	(82,225)
Strike Price USD 75, Expires 6/18/12	85	(26,350)
WellPoint, Inc.:
Strike Price USD 75, Expires 5/21/12	170	(1,105)
Strike Price USD 72.50, Expires 6/18/12	110	(5,885)
Zimmer Holdings, Inc.:
Strike Price USD 65, Expires 5/21/12	40	(1,200)
Strike Price USD 64, Expires 6/06/12	90	(8,306)

Total Exchange-Traded Call Options		(1,855,391)

Exchange-Traded Put Options – (0.0)%
Aetna, Inc., Strike Price USD 46, Expires 5/21/12	100	(22,450)
Cepheid, Inc., Strike Price USD 38, Expires 5/21/12	50	(3,962)
Edwards Lifesciences Corp., Strike Price USD 80, Expires 5/21/12	54	(4,725)

Total Exchange-Traded Put Options		(31,137)

Over-the-Counter Call Options – (0.1)%
Abbott Laboratories, Strike Price USD 60.48, Expires 5/29/12, Broker Morgan Stanley & Co., Inc.	22,500	(39,601)
Bristol-Myers Squibb Co.:
Strike Price USD 32.81, Expires 5/04/12, Broker Banc of America Securities	13,000	(7,724)
Strike Price USD 32.81, Expires 5/10/12, Broker Banc of America Securities	13,000	(8,809)
Covidien Plc, Strike Price USD 54.23, Expires 5/07/12, Broker Goldman Sachs & Co.	7,000	(7,362)
CSL Ltd., Strike Price AUD 36.06, Expires 5/08/12, Broker Morgan Stanley & Co., Inc.	4,800	(4,220)
DENTSPLY International, Inc., Strike Price USD 40, Expires 5/17/12, Broker UBS Securities LLC	17,500	(22,491)
GlaxoSmithKline Plc, Strike Price GBP 14.36, Expires 5/15/12, Broker Citigroup Global Markets, Inc.	30,000	(4,384)
Johnson & Johnson, Strike Price USD 65.58, Expires 6/22/12, Broker Banc of America Securities	11,400	(7,216)
Koninklijke Philips Electronics NV, Strike Price EUR 15.46, Expires 6/27/12, Broker Citigroup Global Markets, Inc.	18,200	(3,175)

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Merck & Co., Inc., Strike Price USD 38.11, Expires 6/04/12, Broker Deutsche Bank Securities Corp.	45,500	$(59,773)
Merck KGaA, Strike Price EUR 77.35, Expires 5/03/12, Broker UBS Securities LLC	6,000	(45,441)
Novartis AG, Strike Price CHF 51, Expires 5/18/12, Broker Deutsche Bank Securities Corp.	62	(2,156)
Pfizer, Inc.:
Strike Price USD 22.54, Expires 5/29/12, Broker Morgan Stanley & Co., Inc.	8,500	(6,033)
Strike Price USD 22.54, Expires 6/05/12, Broker Morgan Stanley & Co., Inc.	8,500	(5,443)
Roche Holding AG, Strike Price CHF 166.73, Expires 6/27/12, Broker Citigroup Global Markets, Inc.	11,800	(43,951)
Sanofi, Strike Price EUR 57.18, Expires 5/09/12, Broker Citigroup Global Markets, Inc.	19,700	(23,945)

Options Written	Contracts	Value
Over-the-Counter Call Options (concluded)
Stewart Enterprises, Inc., Class A, Strike Price USD 6.34, Expires 6/12/12, Broker Morgan Stanley & Co., Inc.	26,000	$(6,454)

Total Over-the-Counter Call Options		(298,178)

Total Options Written
(Premiums Received – $1,866,199) – (1.0)%		(2,184,706)

Total Investments Net of Outstanding Options Written – 102.1%		217,342,111
Liabilities in Excess of Other Assets – (2.1)%		(4,535,124)

Net Assets – 100.0%		$212,806,987

(a)	Non-income producing security.
(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(c)	Security, or a portion of security, is on loan.
(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

(f) Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2011	Net Activity	Shares/ Beneficial Interest Held at April 30, 2012	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	7,801,065	6,282,881	14,083,946	$178	$7,747
BlackRock Liquidity Series, LLC Money Market Series	$7,320,205	$(1,167,329)	$6,152,876	–	$9,010

—	Foreign currency exchange contracts as of April 30, 2012 were as follows:

	Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Depreciation

	USD181,333	DKK	1,020,000	RBS Securities, Inc.	5/02/12	$(155)
				Deutsche Bank
	USD7,936	EUR	6,000	Securities Corp.	5/04/12	(6)

	Total					$(161)

—

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	57

Schedule of Investments (concluded)	BlackRock Health Sciences Trust (BME)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$49,776,158	$740,287	–	$50,516,445
Diversified Consumer Services	558,056	–	–	558,056
Electronic Equipment, Instruments & Components	2,415,480	–	–	2,415,480
Food & Staples Retailing	1,155,658	–	–	1,155,658
Health Care Equipment & Supplies	34,750,839	847,950	–	35,598,789
Health Care Providers & Services	39,487,608	–	–	39,487,608
Health Care Technology	4,805,099	–	–	4,805,099
Industrial Conglomerates	–	1,092,533	–	1,092,533
Life Sciences Tools & Services	4,584,955	–	–	4,584,955
Pharmaceuticals	41,597,692	17,477,680	–	59,075,372
Short-Term Securities	14,083,946	6,152,876	–	20,236,822

Total	$193,215,491	$26,311,326	–	$219,526,817

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(1,754,314)	$(430,392)	–	$(2,184,706)
Foreign currency exchange contracts	(161)	–	–	(161)

Total	$(1,754,475)	$(430,392)	–	$(2,184,867)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments April 30, 2012 (Unaudited)	BlackRock International Growth and Income Trust (BGY) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia – 3.5%
Australia & New Zealand Banking Group Ltd.	570,700	$14,138,090
BHP Billiton Ltd. - ADR (a)	110,300	8,195,290
CSL Ltd.	75,600	2,878,885
Newcrest Mining Ltd.	277,200	7,553,714

		32,765,979

Belgium – 1.0%
Anheuser-Busch InBev NV	132,700	9,564,391

Bermuda – 0.8%
Seadrill Ltd.	184,089	7,137,505

Brazil – 3.3%
Banco Bradesco SA - ADR	537,600	8,617,728
Banco Bradesco SA, Preference Shares	210,600	3,358,728
BM&FBOVESPA SA	1,031,744	5,764,538
BRF - Brasil Foods SA	258,400	4,690,418
Cia Energetica de Minas Gerais - ADR	253,000	6,241,510
PDG Realty SA Empreendimentos e Participacoes (b)	843,600	1,982,702
Tractebel Energia SA	12,500	214,765

		30,870,389

British Virgin Islands – 0.6%
Arcos Dorados Holdings, Inc., Class A (a)	333,400	5,957,857

Canada – 5.9%
First Quantum Minerals Ltd. (a)	256,000	5,317,730
Gildan Activewear, Inc. (a)	112,100	3,228,471
Goldcorp, Inc. (a)	92,000	3,523,166
Manulife Financial Corp. (a)	358,600	4,904,273
Royal Bank of Canada (a)	138,500	8,004,216
Suncor Energy, Inc. (a)	195,300	6,452,712
The Toronto-Dominion Bank (a)	101,200	8,553,108
TransCanada Corp. (a)	162,700	7,157,911
Yamana Gold, Inc. (a)	536,000	7,862,165

		55,003,752

China – 2.8%
Baidu, Inc. - ADR (a)(b)	39,100	5,188,570
China Construction Bank Corp., H Shares	12,553,000	9,741,682
Lentuo International, Inc. - ADR (b)	155,700	439,074
Tencent Holdings Ltd.	192,600	6,025,261
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	3,397,800	5,041,050

		26,435,637

France – 4.5%
AXA SA (b)	319,673	4,542,593
BNP Paribas SA	88,400	3,567,764
Danone SA	121,000	8,518,268
GDF Suez	184,260	4,242,438
LVMH Moet Hennessy Louis Vuitton SA	46,500	7,714,136
Sanofi	170,000	12,984,880
Societe Generale SA	37,200	880,680

		42,450,759

Germany – 6.7%
Adidas AG	115,300	9,617,140
Allianz SE	79,100	8,822,900
Continental AG	26,200	2,541,089
Daimler AG	130,700	7,231,815
Deutsche Bank AG (c)	205,000	8,899,663
Deutsche Lufthansa AG	379,700	4,944,588
Infineon Technologies AG	615,693	6,135,695
K+S AG	148,700	7,432,274

Common Stocks	Shares	Value
Germany (concluded)
Merck KGaA	66,800	$7,342,632

		62,967,796

Gibraltar – 0.1%
Bwin.Party Digital Entertainment Plc	454,299	1,135,934

Hong Kong – 3.4%
AIA Group Ltd.	2,269,000	8,029,700
China Merchants Holdings International Co. Ltd.	1,550,400	4,992,303
China Mobile Ltd.	603,400	6,675,730
Hong Kong Exchanges and Clearing Ltd.	256,800	4,083,893
Melco Crown Entertainment Ltd. - ADR (a)(b)	239,100	3,710,832
Wharf Holdings Ltd.	785,600	4,658,894

		32,151,352

India – 0.6%
ICICI Bank Ltd.	139,400	2,333,774
Jubilant Foodworks Ltd. (b)	153,792	3,455,545

		5,789,319

Indonesia – 1.1%
Adaro Energy Tbk PT	17,527,800	3,531,907
Indofood Sukses Makmur Tbk PT	9,459,800	4,970,915
Tower Bersama Infrastructure Tbk PT	6,286,000	2,079,701

		10,582,523

Ireland – 1.3%
Accenture Plc, Class A (a)	98,100	6,371,593
Covidien Plc (a)	107,700	5,948,271

		12,319,864

Israel – 0.9%
Check Point Software Technologies Ltd. (a)(b)	85,500	4,970,115
Teva Pharmaceutical Industries Ltd. - ADR (a)	81,500	3,727,810

8,697,925
Italy – 1.4%
ENI SpA	398,900	8,863,464
Intesa Sanpaolo SpA	2,936,800	4,451,752

		13,315,216

Japan – 11.5%
Bridgestone Corp.	331,800	7,850,978
The Chiba Bank Ltd.	890,900	5,412,680
Daiwa Office Investment Corp. - REIT	605	1,676,714
Hitachi Ltd.	730,000	4,649,548
Honda Motor Co. Ltd.	155,400	5,592,720
IHI Corp.	4,222,000	10,213,675
Japan Prime Realty Investment Corp. - REIT	787	2,260,113
JGC Corp.	216,000	6,219,740
Kubota Corp.	838,800	8,097,045
Mitsui Fudosan Co. Ltd.	268,500	4,918,064
ORIX Corp.	51,400	4,914,395
SMC Corp.	43,200	7,214,533
Softbank Corp.	197,900	5,906,617
Sumitomo Mitsui Financial Group, Inc.	286,500	9,167,651
Tokio Marine Holdings, Inc.	57,300	1,465,942
Toray Industries, Inc.	1,191,700	9,162,168
Toyota Motor Corp.	171,300	7,019,492
Yamato Holdings Co. Ltd.	397,000	6,121,140

		107,863,215

Luxembourg – 0.9%
ArcelorMittal	496,000	8,616,464

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	59

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Mexico – 1.7%
Fomento Economico Mexicano SAB de CV - ADR	137,800	$11,197,628
Grupo Modelo SAB de CV, Series C	668,200	4,721,944

		15,919,572

Netherlands – 3.7%
Akzo Nobel NV	140,400	7,529,739
ASML Holding NV	21,000	1,068,540
Corio NV - REIT	17,200	770,511
Koninklijke DSM NV	116,300	6,673,851
Royal Dutch Shell Plc, Class A - ADR (a)	239,400	17,126,676
Ziggo NV (a)(b)	40,800	1,283,202

		34,452,519

Norway – 1.4%
Statoil ASA	367,200	9,852,853
Storebrand ASA (b)	637,800	2,867,221

		12,720,074

Singapore – 2.6%
Avago Technologies Ltd.	53,900	1,858,472
DBS Group Holdings Ltd.	583,000	6,549,624
Sakari Resources Ltd.	3,067,400	4,852,552
Singapore Telecommunications Ltd.	4,366,400	10,983,555

		24,244,203

South Africa – 1.2%
MTN Group Ltd.	308,700	5,398,500
Naspers Ltd., N Shares	91,600	5,526,847

		10,925,347

South Korea – 1.6%
Hyundai Marine & Fire Insurance Co. Ltd.	231,300	5,912,478
Samsung Electronics Co. Ltd.	7,000	8,567,729

		14,480,207

Spain – 1.1%
Banco Santander SA	724,300	4,547,598
Telefonica SA	421,500	6,155,047

		10,702,645

Sweden – 1.5%
Svenska Cellulosa AB, B Shares	271,100	4,297,677
Volvo AB, B Shares	694,200	9,634,261

		13,931,938

Switzerland – 7.0%
Julius Baer Group Ltd. (b)	136,200	5,220,765
Nestle SA	346,300	21,224,477
Novartis AG	44,900	2,479,210
Roche Holding AG	54,500	9,960,450
Swiss Re AG (b)	110,100	6,913,518
Syngenta AG	18,700	6,557,654
Xstrata Plc	675,361	12,970,669

		65,326,743

Taiwan – 2.1%
Chunghwa Telecom Co. Ltd. - ADR	128,500	3,980,930
Mega Financial Holding Co. Ltd.	8,542,022	6,715,902
Taiwan Semiconductor Manufacturing Co. Ltd.	1,924,000	5,686,645
United Microelectronics Corp.	6,072,300	3,176,258

		19,559,735

United Kingdom – 20.0%
Barclays Plc - ADR (a)	472,800	6,732,672
Barratt Developments Plc (b)	112,700	244,608
Bellway Plc	121,800	1,556,382
BG Group Plc	444,400	10,485,720
BP Plc	1,681,400	12,146,624

Common Stocks	Shares	Value
United Kingdom (concluded)
British American Tobacco Plc	326,100	$16,725,543
Britvic Plc	1,210,100	7,507,956
Compass Group Plc	399,000	4,171,267
Diageo Plc	214,400	5,407,878
Experian Plc	662,023	10,456,170
GlaxoSmithKline Plc	208,700	4,821,290
HSBC Holdings Plc	1,546,600	13,961,452
Imperial Tobacco Group Plc	287,200	11,485,275
Inchcape Plc	735,720	4,370,979
Invensys Plc	1,831,000	6,605,177
Kazakhmys Plc	34,196	480,016
Meggitt Plc	824,200	5,465,570
National Grid Plc	1,179,900	12,741,210
Persimmon Plc	53,900	549,740
Rexam Plc	1,561,900	10,902,844
SSE Plc	510,800	10,953,310
Subsea 7 SA (b)	242,300	6,275,317
Taylor Wimpey Plc	2,342,600	1,910,722
Vodafone Group Plc - ADR (a)	751,200	20,905,896

		186,863,618

United States – 1.3%
MercadoLibre, Inc. (a)	55,941	5,411,732
NII Holdings, Inc. (a)(b)	88,100	1,232,960
TE Connectivity Ltd.	137,900	5,027,834

		11,672,526

Total Common Stocks – 95.5%		894,425,004

Total Long-Term Investments (Cost – $868,324,703) – 95.5%		894,425,004

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (d)(f)	59,170,667	59,170,667

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.20% (d)(e)(f)	$ 5	4,865

Total Short-Term Securities (Cost – $59,175,532) – 6.3%		59,175,532

Total Investments Before Outstanding Options Written (Cost – $927,500,235) – 101.8%		953,600,536

Options Written	Contracts
Exchange-Traded Call Options – (0.2)%
Accenture Plc, Class A, Strike Price USD 62.50, Expires 5/21/12	505	(143,924)
Arcos Dorados Holdings, Inc., Class A:
Strike Price USD 20, Expires 5/21/12	1,207	(9,052)
Strike Price USD 22.50, Expires 5/21/12	33	(330)
Baidu, Inc. - ADR, Strike Price USD 145, Expires 5/21/12	200	(10,700)

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options (concluded)
Barclays Plc - ADR:
Strike Price USD 17, Expires 5/21/12	2,070	$(10,350)
Strike Price USD 14, Expires 6/18/12	1,480	(148,000)
BHP Billiton Ltd. - ADR:
Strike Price USD 75, Expires 5/21/12	298	(38,293)
Strike Price USD 77.50, Expires 5/21/12	300	(12,900)
Check Point Software Technologies Ltd., Strike Price USD 60, Expires 6/18/12	453	(52,095)
Covidien Plc, Strike Price USD 55, Expires 5/21/12	490	(46,550)
First Quantum Minerals Ltd.:
Strike Price CAD 22, Expires 6/18/12	680	(65,395)
Strike Price CAD 23, Expires 6/18/12	680	(46,465)
Gildan Activewear, Inc., Strike Price CAD 28, Expires 5/21/12	575	(76,834)
Goldcorp, Inc., Strike Price CAD 44, Expires 5/21/12	505	(5,112)
Manulife Financial Corp., Strike Price CAD 14, Expires 5/21/12	1,840	(28,871)
Melco Crown Entertainment Ltd. - ADR:
Strike Price USD 14, Expires 5/21/12	555	(94,350)
Strike Price USD 16, Expires 7/23/12	715	(82,225)
MercadoLibre, Inc., Strike Price USD 100, Expires 5/21/12	285	(95,475)
NII Holdings, Inc., Strike Price USD 19, Expires 5/21/12	680	(5,100)
Royal Bank of Canada:
Strike Price CAD 58, Expires 5/21/12	245	(5,704)
Strike Price CAD 58.50, Expires 5/21/12	465	(5,884)
Royal Dutch Shell Plc, Class A - ADR:
Strike Price USD 70, Expires 5/21/12	1,058	(185,150)
Strike Price USD 70, Expires 7/23/12	210	(59,850)
Suncor Energy, Inc.:
Strike Price USD 35, Expires 5/21/12	90	(2,295)
Strike Price USD 32, Expires 6/18/12	945	(187,110)
Teva Pharmaceutical Industries Ltd. - ADR, Strike Price USD 45, Expires 5/21/12	433	(62,568)
The Toronto-Dominion Bank, Strike Price CAD 85, Expires 5/21/12	520	(16,581)
TransCanada Corp., Strike Price CAD 44, Expires 5/21/12	835	(18,596)
Vodafone Group Plc - ADR:
Strike Price USD 27, Expires 5/21/12	1,070	(101,650)
Strike Price USD 28, Expires 5/21/12	1,460	(40,150)
Strike Price USD 28, Expires 6/18/12	1,460	(62,050)
Yamana Gold, Inc., Strike Price CAD 16, Expires 5/21/12	655	(4,973)
Ziggo NV, Strike Price EUR 24, Expires 5/18/12	210	(10,007)

Total Exchange-Traded Call Options		(1,734,589)

Over-the-Counter Call Options – (0.8)%
Adidas AG:
Strike Price EUR 56.56, Expires 5/03/12, Broker Citigroup Global Markets, Inc.	17,800	(152,065)
Strike Price EUR 60.04, Expires 5/15/12, Broker Banc of America Securities	41,400	(186,936)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
AIA Group Ltd.:
Strike Price HKD 28.41, Expires 5/08/12, Broker Deutsche Bank Securities Corp.	856,000	$(7,177)
Strike Price HKD 28.06, Expires 5/30/12, Broker Citigroup Global Markets, Inc.	308,000	(14,523)
Akzo Nobel NV:
Strike Price EUR 43.60, Expires 5/02/12, Broker UBS Securities LLC	57,600	(234)
Strike Price EUR 44, Expires 5/18/12, Broker UBS Securities LLC	80	(1,414)
Allianz SE, Strike Price EUR 93.32, Expires 5/02/12, Broker Citigroup Global Markets, Inc.	40,600	(1)
Anheuser-Busch InBev NV, Strike Price EUR 52.87, Expires 5/03/12, Broker Morgan Stanley & Co., Inc.	105,200	(220,019)
ArcelorMittal:
Strike Price EUR 15.21, Expires 5/02/12, Broker Morgan Stanley & Co., Inc.	159,000	(2)
Strike Price EUR 13.08, Expires 6/27/12, Broker UBS Securities LLC	104,600	(122,585)
Arcos Dorados Holdings, Inc., Strike Price USD 19.58, Expires 6/20/12, Broker Banc of America Securities	53,000	(22,214)
ASML Holding NV, Strike Price EUR 37.73, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	10,800	(17,584)
Australia & New Zealand Banking Group Ltd.:
Strike Price AUD 22.12, Expires 5/08/12, Broker Morgan Stanley & Co., Inc.	55,000	(95,375)
Strike Price AUD 23.79, Expires 5/08/12, Broker Morgan Stanley & Co., Inc.	58,400	(11,842)
Strike Price AUD 23.05, Expires 5/30/12, Broker Goldman Sachs & Co.	190,000	(159,664)
Avago Technologies Ltd., Strike Price USD 37.99, Expires 6/04/12, Broker Goldman Sachs & Co.	53,900	(16,225)
AXA SA, Strike Price EUR 12.96, Expires 5/02/12, Broker Morgan Stanley & Co., Inc.	233,200	(3)
Banco Bradesco SA - ADR:
Strike Price USD 18.43, Expires 5/02/12, Broker UBS Securities LLC	138,000	(1)
Strike Price USD 18.43, Expires 5/09/12, Broker UBS Securities LLC	138,000	(1)
Banco Bradesco SA, Preference Shares, Strike Price BRL 31.61, Expires 6/05/12, Broker Morgan Stanley & Co., Inc.	115,900	(22,656)
Banco Santander SA, Strike Price EUR 5.61, Expires 5/15/12, Broker Banc of America Securities	371,600	(7,196)
Bellway Plc:
Strike Price GBP 8.03, Expires 5/03/12, Broker UBS Securities LLC	31,300	(2,271)
Strike Price GBP 7.76, Expires 6/27/12, Broker Morgan Stanley & Co., Inc.	33,500	(22,700)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	61

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
BG Group Plc:
Strike Price GBP 14.80, Expires 5/02/12, Broker Banc of America Securities	151,000	$(17,427)
Strike Price GBP 14.26, Expires 6/27/12, Broker Banc of America Securities	85,200	(102,520)
BM&FBOVESPA SA:
Strike Price BRL 12.42, Expires 5/07/12, Broker UBS Securities LLC	86,000	(2)
Strike Price BRL 11.76, Expires 5/24/12, Broker Credit Suisse First Boston	443,500	(9,722)
BNP Paribas SA, Strike Price EUR 37.17, Expires 5/02/12, Broker Morgan Stanley & Co., Inc.	45,400	(1)
BP Plc:
Strike Price GBP 4.98, Expires 5/02/12, Broker UBS Securities LLC	134,700	(2)
Strike Price GBP 4.69, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	728,000	(22,125)
BRF - Brasil Foods SA, Strike Price BRL 37.52, Expires 5/30/12, Broker Deutsche Bank Securities Corp.	134,000	(13,639)
Bridgestone Corp., Strike Price JPY 2,028.36, Expires 5/08/12, Broker Goldman Sachs & Co.	176,200	(1,967)
British American Tobacco Plc, Strike Price GBP 32.69, Expires 5/02/12, Broker Citigroup Global Markets, Inc.	167,300	(547)
Britvic Plc:
Strike Price GBP 3.82, Expires 5/02/12, Broker Morgan Stanley & Co., Inc.	225,000	(12,655)
Strike Price GBP 3.91, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	199,700	(10,364)
Strike Price GBP 3.97, Expires 6/27/12, Broker Morgan Stanley & Co., Inc.	218,400	(21,646)
Bwin.Party Digital Entertainment Plc, Strike Price GBP 1.56, Expires 6/27/12, Broker Citigroup Global Markets, Inc.	241,400	(28,025)
The Chiba Bank Ltd., Strike Price JPY 534.50, Expires 5/08/12, Broker UBS Securities LLC	473,000	(55)
China Construction Bank Corp., H Shares, Strike Price HKD 6.04, Expires 5/08/12, Broker Citigroup Global Markets, Inc.	6,440,000	(75,575)
China Merchants Holdings International Co. Ltd., Strike Price HKD 26.19, Expires 5/08/12, Broker Citigroup Global Markets, Inc.	824,000	(17,648)
China Mobile Ltd., Strike Price HKD 85.68, Expires 5/08/12, Broker Morgan Stanley & Co., Inc.	310,000	(45,667)
Chunghwa Telecom Co. Ltd. - ADR:
Strike Price USD 31.09, Expires 5/08/12, Broker Goldman Sachs & Co.	48,000	(10,329)
Strike Price USD 30.86, Expires 5/11/12, Broker Citigroup Global Markets, Inc.	18,000	(6,580)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Cia Energetica de Minas Gerais - ADR:
Strike Price USD 25.20, Expires 5/14/12, Broker Deutsche Bank Securities Corp.	62,500	$(15,951)
Strike Price USD 24.19, Expires 5/25/12, Broker UBS Securities LLC	31,500	(26,490)
Strike Price USD 25, Expires 6/15/12, Broker Citigroup Global Markets, Inc.	40,500	(25,967)
Compass Group Plc, Strike Price GBP 6.54, Expires 5/03/12, Broker Citigroup Global Markets, Inc.	204,800	(4,969)
Continental AG, Strike Price EUR 69.22, Expires 5/03/12, Broker Banc of America Securities	19,000	(103,779)
Corio NV - REIT, Strike Price EUR 37.13, Expires 5/02/12, Broker Banc of America Securities	8,800	–
Covidien Plc, Strike Price USD 54.23, Expires 5/07/12, Broker Goldman Sachs & Co.	6,500	(6,836)
Daimler AG:
Strike Price EUR 47.65, Expires 5/02/12, Broker Morgan Stanley & Co., Inc.	21,600	(8)
Strike Price EUR 45.16, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	29,600	(5,072)
Strike Price EUR 43.08, Expires 6/27/12, Broker Morgan Stanley & Co., Inc.	18,300	(36,069)
Daiwa Office Investment Corp. - REIT:
Strike Price JPY 221,268.60, Expires 5/08/12, Broker Morgan Stanley & Co., Inc.	165	(10,585)
Strike Price JPY 219,484.11, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	168	(20,261)
Danone SA:
Strike Price EUR 52.35, Expires 5/03/12, Broker Banc of America Securities	50,400	(65,379)
Strike Price EUR 54, Expires 5/18/12, Broker Morgan Stanley & Co., Inc.	140	(8,330)
DBS Group Holdings Ltd., Strike Price SGD 13.34, Expires 5/30/12, Broker Deutsche Bank Securities Corp.	320,000	(165,038)
Deutsche Bank AG:
Strike Price EUR 35.73, Expires 5/02/12, Broker Morgan Stanley & Co., Inc.	10,300	(128)
Strike Price EUR 36.16, Expires 5/02/12, Broker Morgan Stanley & Co., Inc.	11,500	(77)
Strike Price EUR 34.74, Expires 6/27/12, Broker Citigroup Global Markets, Inc.	87,200	(146,447)
Deutsche Lufthansa AG:
Strike Price EUR 10.05, Expires 5/03/12, Broker Banc of America Securities	117,000	(7,332)
Strike Price EUR 10.15, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	77,900	(11,132)
Diageo Plc - ADR, Strike Price GBP 15.66, Expires 5/03/12, Broker Banc of America Securities	110,000	(12,546)
ENI SpA, Strike Price EUR 17.55, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	204,700	(17,826)

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Experian Plc:
Strike Price GBP 9.83, Expires 5/03/12, Broker Morgan Stanley & Co., Inc.	134,000	$(9,003)
Strike Price GBP 10.01, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	205,400	(16,069)
Fomento Economico Mexicano SAB de CV - ADR:
Strike Price USD 75.96, Expires 5/07/12, Broker UBS Securities LLC	19,500	(103,350)
Strike Price USD 83.82, Expires 5/24/12, Broker Goldman Sachs & Co.	16,500	(17,931)
Strike Price USD 84.13, Expires 6/12/12, Broker Goldman Sachs & Co.	37,000	(38,296)
GDF Suez, Strike Price EUR 19.85, Expires 5/02/12, Broker UBS Securities LLC	97,900	(1)
GlaxoSmithKline Plc, Strike Price GBP 14.36, Expires 5/15/12, Broker Citigroup Global Markets, Inc.	194,000	(28,353)
Grupo Modelo SAB de CV, Series C:
Strike Price MXN 80.86, Expires 5/07/12, Broker UBS Securities LLC	114,100	(98,638)
Strike Price MXN 85.12, Expires 5/24/12, Broker Citigroup Global Markets, Inc.	114,500	(65,574)
Strike Price MXN 87.47, Expires 6/05/12, Broker Citigroup Global Markets, Inc.	126,500	(57,837)
Hitachi Ltd., Strike Price JPY 538.56, Expires 5/30/12, Broker Goldman Sachs & Co.	402,000	(38,481)
Honda Motor Co. Ltd., Strike Price JPY 3,255.43, Expires 5/08/12, Broker Goldman Sachs & Co.	82,500	(194)
Hong Kong Exchanges and Clearing Ltd., Strike Price HKD 133.93, Expires 5/08/12, Broker Citigroup Global Markets, Inc.	131,800	(463)
HSBC Holdings Plc, Strike Price GBP 5.65, Expires 5/15/12, Broker Banc of America Securities	794,000	(80,679)
IHI Corp., Strike Price JPY 216.05, Expires 5/08/12, Broker Deutsche Bank Securities Corp.	2,242,000	(192)
Imperial Tobacco Group Plc, Strike Price GBP 25.24, Expires 6/27/12, Broker Banc of America Securities	152,700	(106,352)
Inchcape Plc:
Strike Price GBP 3.83, Expires 5/15/12, Broker Citigroup Global Markets, Inc.	147,200	(13,263)
Strike Price GBP 3.62, Expires 6/27/12, Broker Citigroup Global Markets, Inc.	243,800	(94,160)
Infineon Technologies AG, Strike Price EUR 7.54, Expires 5/03/12, Broker Citigroup Global Markets, Inc.	315,900	(45,235)
Intesa Sanpaolo SpA, Strike Price EUR 1.52, Expires 5/02/12, Broker Citigroup Global Markets, Inc.	1,972,200	(26)
Invensys Plc:
Strike Price GBP 1.93, Expires 5/15/12, Broker Citigroup Global Markets, Inc.	503,300	(246,157)
Strike Price GBP 1.99, Expires 6/27/12, Broker Citigroup Global Markets, Inc.	469,700	(245,023)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Japan Prime Realty Investment Corp. - REIT:
Strike Price JPY 236,000.70, Expires 5/08/12, Broker Morgan Stanley & Co., Inc.	218	$(4,506)
Strike Price JPY 228,853.88, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	215	(19,301)
JGC Corp., Strike Price JPY 2,629.43, Expires 5/08/12, Broker Deutsche Bank Securities Corp.	115,000	(79)
Julius Baer Group Ltd., Strike Price CHF 36.39, Expires 5/03/12, Broker Citigroup Global Markets, Inc.	70,695	(4,122)
K+S AG, Strike Price EUR 37.02, Expires 6/27/12, Broker Morgan Stanley & Co., Inc.	79,000	(150,876)
Koninklijke DSM NV, Strike Price EUR 42.66, Expires 5/03/12, Broker UBS Securities LLC	59,700	(70,059)
Kubota Corp.:
Strike Price JPY 804.97, Expires 5/08/12, Broker Morgan Stanley & Co., Inc.	125,000	(6,544)
Strike Price JPY 822.76, Expires 5/08/12, Broker Goldman Sachs & Co.	321,000	(7,184)
LVMH Moet Hennessy Louis Vuitton SA:
Strike Price EUR 129.99, Expires 5/02/12, Broker UBS Securities LLC	17,600	(3,761)
Strike Price EUR 130, Expires 5/18/12, Broker UBS Securities LLC	65	(11,306)
Mega Financial Holding Co. Ltd., Strike Price TWD 21.42, Expires 5/08/12, Broker Citigroup Global Markets, Inc.	4,382,000	(252,754)
Meggitt Plc:
Strike Price GBP 4.10, Expires 5/03/12, Broker Morgan Stanley & Co., Inc.	211,500	(12,765)
Strike Price GBP 4.10, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	211,500	(25,027)
Merck KGaA, Strike Price EUR 77.35, Expires 5/03/12, Broker UBS Securities LLC	34,300	(259,768)
Mitsui Fudosan Co. Ltd., Strike Price JPY 1,619.95, Expires 5/08/12, Broker Goldman Sachs & Co.	143,000	(2,746)
MTN Group Ltd., Strike Price ZAR 136.35, Expires 6/27/12, Broker UBS Securities LLC	164,000	(116,703)
Naspers Ltd., N Shares, Strike Price ZAR 461.12, Expires 6/27/12, Broker UBS Securities LLC	48,700	(132,007)
National Grid Plc:
Strike Price GBP 6.52, Expires 5/03/12, Broker Banc of America Securities	115,000	(25,625)
Strike Price GBP 6.73, Expires 6/27/12, Broker Morgan Stanley & Co., Inc.	534,000	(92,077)
Nestle SA:
Strike Price CHF 56.03, Expires 6/27/12, Broker Citigroup Global Markets, Inc.	131,000	(102,145)
Strike Price CHF 57.59, Expires 6/27/12, Broker Citigroup Global Markets, Inc.	53,000	(17,030)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	63

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Newcrest Mining Ltd., Strike Price AUD 30.17, Expires 5/08/12, Broker JPMorgan Chase Securities	147,000	$(22)
Novartis AG, Strike Price CHF 51, Expires 5/18/12, Broker Deutsche Bank Securities Corp.	238	(8,278)
ORIX Corp., Strike Price JPY 8,134.55, Expires 5/08/12, Broker Goldman Sachs & Co.	27,300	(4,736)
PDG Realty SA Empreendimentos e Participacoes, Strike Price BRL 8.04, Expires 5/07/12, Broker UBS Securities LLC	432,800	(4)
Rexam Plc:
Strike Price GBP 4.16, Expires 5/03/12, Broker Citigroup Global Markets, Inc.	221,300	(51,463)
Strike Price GBP 4.28, Expires 5/03/12, Broker Morgan Stanley & Co., Inc.	179,400	(14,923)
Strike Price GBP 4.32, Expires 6/27/12, Broker Morgan Stanley & Co., Inc.	429,300	(90,515)
Roche Holding AG:
Strike Price CHF 157.48, Expires 5/03/12, Broker Banc of America Securities	7,400	(68,499)
Strike Price CHF 160.83, Expires 5/15/12, Broker Citigroup Global Markets, Inc.	15,000	(91,218)
Strike Price CHF 166.73, Expires 6/27/12, Broker Citigroup Global Markets, Inc.	6,600	(24,583)
Samsung Electronics Co. Ltd., Strike Price KRW 1,291,148.35, Expires 5/30/12, Broker Citigroup Global Markets, Inc.	3,700	(355,884)
Sanofi, Strike Price EUR 57.18, Expires 5/09/12, Broker Citigroup Global Markets, Inc.	87,300	(106,111)
Scottish & Southern Energy Plc:
Strike Price GBP 13.43, Expires 5/02/12, Broker Morgan Stanley & Co., Inc.	57,500	(1,560)
Strike Price GBP 13.55, Expires 5/15/12, Broker UBS Securities LLC	204,600	(17,695)
Seadrill Ltd., Strike Price NOK 219.57, Expires 6/27/12, Broker UBS Securities LLC	97,900	(129,695)
Singapore Telecommunications Ltd., Strike Price SGD 3.13, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	2,320,000	(70,942)
SMC Corp., Strike Price JPY 13,585.88, Expires 5/08/12, Broker Goldman Sachs & Co.	23,000	(36,405)
Societe Generale SA, Strike Price EUR 25.13, Expires 5/02/12, Broker Morgan Stanley & Co., Inc.	19,000	–
Softbank Corp., Strike Price JPY 2,513.82, Expires 5/08/12, Broker UBS Securities LLC	105,100	(11,750)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Statoil ASA:
Strike Price NOK 159.88, Expires 5/09/12, Broker Banc of America Securities	56,400	$(2,733)
Strike Price NOK 162.05, Expires 5/11/12, Broker Citigroup Global Markets, Inc.	19,000	(322)
Strike Price NOK 153.22, Expires 6/27/12, Broker Citigroup Global Markets, Inc.	119,800	(93,455)
Storebrand ASA, Strike Price NOK 27.31, Expires 5/02/12, Broker Banc of America Securities	327,200	(5,904)
Straits Asia Resources Ltd.:
Strike Price SGD 2.35, Expires 5/08/12, Broker Deutsche Bank Securities Corp.	287,000	(80)
Strike Price SGD 2.17, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	1,286,000	(21,742)
Subsea 7 SA, Strike Price NOK 154.03, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	133,300	(46,302)
Sumitomo Mitsui Financial Group, Inc.:
Strike Price JPY 2,803.76, Expires 5/08/12, Broker Deutsche Bank Securities Corp.	76,000	(603)
Strike Price JPY 2,812.03, Expires 5/08/12, Broker Goldman Sachs & Co.	76,200	(500)
Svenska Cellulosa AB, B Shares, Strike Price SEK 104.38, Expires 6/27/12, Broker Morgan Stanley & Co., Inc.	144,000	(91,779)
Swiss Re AG, Strike Price CHF 57.83, Expires 5/15/12, Broker Citigroup Global Markets, Inc.	86,700	(78,182)
Syngenta AG, Strike Price CHF 302.88, Expires 5/03/12, Broker Citigroup Global Markets, Inc.	9,600	(163,075)
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR, Strike Price TWD 83.7, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	987,000	(128,389)
Taylor Wimpey Plc, Strike Price GBP 0.49, Expires 6/27/12, Broker Morgan Stanley & Co., Inc.	1,244,900	(71,550)
TE Connectivity Ltd., Strike Price USD 37.07, Expires 5/11/12, Broker Goldman Sachs & Co.	71,000	(22,746)
Telefonica SA:
Strike Price EUR 12.73, Expires 5/09/12, Broker Morgan Stanley & Co., Inc.	122,200	(2)
Strike Price EUR 11.41, Expires 6/27/12, Broker UBS Securities LLC	109,700	(18,778)
Tencent Holdings Ltd., Strike Price HKD 218.13, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	102,400	(339,818)

See Notes to Financial Statements.

64	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Toray Industries, Inc.:
Strike Price JPY 596.97, Expires 5/08/12, Broker Deutsche Bank Securities Corp.	210,000	$(51,122)
Strike Price JPY 628.67, Expires 5/08/12, Broker Morgan Stanley & Co., Inc.	423,000	(18,017)
Toyota Motor Corp., Strike Price JPY 3,641.41, Expires 5/08/12, Broker Goldman Sachs & Co.	91,000	(625)
United Microelectronics Corp., Strike Price TWD 15.52, Expires 5/08/12, Broker Citigroup Global Markets, Inc.	5,867,000	(33,031)
Volvo AB, B Shares, Strike Price SEK 92.36, Expires 6/27/12, Broker Morgan Stanley & Co., Inc.	381,900	(256,574)
Wharf Holdings Ltd., Strike Price HKD 44.70, Expires 5/08/12, Broker Morgan Stanley & Co., Inc.	497,000	(103,833)
Xstrata Plc, Strike Price GBP 11.38, Expires 5/03/12, Broker UBS Securities LLC	346,500	(272,068)

Options Written	Contracts	Value
Over-the-Counter Call Options (concluded)
Yamato Holdings Co. Ltd., Strike Price JPY 1,290.51, Expires 5/08/12, Broker Deutsche Bank Securities Corp.	210,800	$(1,464)
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H, Strike Price HKD 12.03, Expires 5/08/12, Broker Citigroup Global Markets, Inc.	1,805,000	(39,291)

Total Over-the-Counter Call Options		(7,737,336)

Total Options Written
(Premiums Received – $13,251,031) – (1.0)%		(9,471,925)

Total Investments Net of Outstanding Options Written – 100.8%		944,128,611
Liabilities in Excess of Other Assets – (0.8)%		(7,736,525)

Net Assets – 100.0%		$936,392,086

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(b)	Non-income producing security.
(c)	Security, or a portion of security, is on loan.
(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

(f)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2011	Shares Purchased		Shares Sold	Shares/ Beneficial Interest Held at April 30, 2012	Value at April 30, 2012	Realized Gain (Loss)	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	61,562,830	(2,392,163)		2,392,830	59,170,667	$59,170,667	$667	$37,790
iShares MSCI EAFE Index Fund	660,000	–		(660,000)	–	–	$(3,106,953)	$375,690
BlackRock Liquidity Series, LLC Money Market Series	–	$4,865	[1]	–	$4,865	$4,865	–	–

[1]	Represents net beneficial interest purchased.

—	Foreign currency exchange contracts as of April 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appre- ciation (Depre- ciation)

GBP	3,000	USD	4,872	RBS Securities LLC	5/01/12	$ (4)

USD	2,003,616	EUR	1,512,300	UBS Securities LLC	5/02/12	1,789

USD	251,103	KRW	284,373,912	The Bank of New York Mellon Corp.	5/02/12	(528)

USD	308,338	SEK	2,070,500	UBS Securities LLC	5/02/12	287

CAD	1,503,000	USD	1,524,362	Citigroup Global Markets, Inc.	5/02/12	(2,876)

HKD	12,898,000	USD	1,662,563	Citigroup Global Markets, Inc.	5/03/12	(161)

MXN	2,085,000	USD	160,456	Citigroup Global Markets, Inc.	5/03/12	(391)

AUD	556,000	USD	579,376	Citigroup Global Markets, Inc.	5/03/12	(52)

GBP	1,894,000	USD	3,078,241	Citigroup Global Markets, Inc.	5/03/12	(4,463)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	665,663	GBP	410,000	RBS Securities LLC	5/03/12	$273

SGD	666,000	USD	538,301	Deutsche Bank Securities Corp.	5/04/12	(117)

SEK	979,000	USD	145,698	Citigroup Global Markets, Inc.	5/04/12	(67)

CHF	965,000	USD	1,062,526	Deutsche Bank Securities Corp.	5/04/12	709

NOK	3,008,000	USD	525,013	Citigroup Global Markets, Inc.	5/04/12	504

EUR	3,019,000	USD	3,993,971	Citigroup Global Markets, Inc.	5/04/12	2,333

JPY	118,597,000	USD	1,485,858	Citigroup Global Markets, Inc.	5/07/12	(330)

Total						$(3,094)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	65

Schedule of Investments (concluded)	BlackRock International Growth and Income Trust (BGY)

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$8,195,290	$24,570,689	–	$32,765,979
Belgium	9,564,391	–	–	9,564,391
Bermuda	–	7,137,505	–	7,137,505
Brazil	30,870,389	–	–	30,870,389
British Virgin Islands	5,957,857	–	–	5,957,857
Canada	55,003,752	–	–	55,003,752
China	5,627,644	20,807,993	–	26,435,637
France	–	42,450,759	–	42,450,759
Germany	–	62,967,796	–	62,967,796
Gibraltar	–	1,135,934	–	1,135,934
Hong Kong	3,710,832	28,440,520	–	32,151,352
India	–	5,789,319	–	5,789,319
Indonesia	–	10,582,523	–	10,582,523
Ireland	12,319,864	–	–	12,319,864
Israel	8,697,925	–	–	8,697,925
Italy	–	13,315,216	–	13,315,216
Japan	–	107,863,215	–	107,863,215
Luxembourg	–	8,616,464	–	8,616,464
Mexico	15,919,572	–	–	15,919,572
Netherlands	19,478,418	14,974,101	–	34,452,519
Norway	–	12,720,074	–	12,720,074
Singapore	1,858,472	22,385,731	–	24,244,203
South Africa	–	10,925,347	–	10,925,347
South Korea	–	14,480,207	–	14,480,207
Spain	–	10,702,645	–	10,702,645
Sweden	–	13,931,938	–	13,931,938
Switzerland	–	65,326,743	–	65,326,743
Taiwan	3,980,930	15,578,805	–	19,559,735
United Kingdom	27,638,568	159,225,050	–	186,863,618
United States	11,672,526	–	–	11,672,526
Short-Term Securities	59,170,667	–	–	59,175,532

Total	$279,667,097	$673,928,574	–	$953,600,536

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$5,895	–	–	$5,895
Liabilities:
Equity contracts	(1,734,590)	$(7,737,335)	–	(9,471,925)
Foreign currency exchange contracts	(8,989)	–	–	(8,989)

Total	$(1,737,684)	$(7,737,335)	–	$(9,475,019)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

66	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments April 30, 2012 (Unaudited)	BlackRock Real Asset Equity Trust (BCF) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Chemicals – 12.2%
Agrium, Inc. (a)	76,300	$6,706,770
Air Products & Chemicals, Inc. (a)	95,500	8,164,295
Celanese Corp., Series A (a)	100,000	4,846,000
The Dow Chemical Co. (a)	171,125	5,797,715
E.I. du Pont de Nemours & Co. (a)	382,100	20,427,066
Monsanto Co.	73,300	5,583,994
The Mosaic Co. (a)	20,900	1,103,938
Olin Corp.	182,800	3,831,488
Potash Corp. of Saskatchewan, Inc. (a)	192,800	8,190,144
Praxair, Inc. (a)	168,300	19,472,310

		84,123,720

Energy Equipment & Services – 5.2%
Atwood Oceanics, Inc. (a)(b)	29,700	1,316,601
Basic Energy Services, Inc. (a)(b)	44,400	639,360
Calfrac Well Services Ltd. (a)	15,800	433,446
Core Laboratories NV (a)	62,900	8,616,042
Forum Energy Technologies, Inc. (b)	76,300	1,764,056
Guide Exploration Ltd., Class A (b)	317,400	639,395
Halliburton Co. (a)	75,300	2,576,766
Key Energy Services, Inc. (b)	281,500	3,563,790
National Oilwell Varco, Inc. (a)	49,500	3,750,120
Patterson-UTI Energy, Inc. (a)	163,300	2,640,561
Schlumberger Ltd. (a)	54,400	4,033,216
Seadrill Ltd.	83,877	3,252,082
Technip SA	24,800	2,816,290

		36,041,725

Machinery – 4.4%
Caterpillar, Inc. (a)	234,500	24,099,565
Deere & Co. (a)	76,800	6,325,248

		30,424,813

Metals & Mining – 41.3%
African Rainbow Minerals Ltd.	254,750	5,937,236
Agnico-Eagle Mines Ltd. (a)	106,950	4,269,444
Alcoa, Inc.	269,550	2,622,722
Allegheny Technologies, Inc. (a)	40,800	1,751,952
Alumina Ltd.	2,018,366	2,410,853
Anglo American Platinum Ltd.	50,444	3,280,595
Anglo American Plc	77,945	3,012,171
Barrick Gold Corp. (a)	97,700	3,950,011
BHP Billiton Plc	778,600	25,064,629
Carpenter Technology Corp. (a)	41,466	2,307,998
Cia de Minas Buenaventura SA - ADR (a)	232,900	9,611,783
Cliffs Natural Resources, Inc. (a)	29,100	1,811,766
Detour Gold Corp. (a)(b)	138,100	3,408,289
Eldorado Gold Corp. (a)	350,000	4,960,267
Eramet	14,350	1,914,253
First Quantum Minerals Ltd. (a)	516,100	10,720,628
Freeport-McMoRan Copper & Gold, Inc. (a)	122,000	4,672,600
Fresnillo Plc	475,000	12,102,637
Glencore International Plc	225,000	1,559,257
Goldcorp, Inc. (a)	171,450	6,559,677
Harry Winston Diamond Corp. (a)(b)	134,300	1,916,921
IAMGOLD Corp. (a)	271,000	3,360,581
Iluka Resources Ltd.	864,386	15,099,454
Impala Platinum Holdings Ltd.	370,200	7,226,732
Industrias Penoles SAB de CV	468,569	21,953,689
Jiangxi Copper Co. Ltd., Class H	1,504,500	3,618,157
Kazakhmys Plc	268,500	3,768,987
Kinross Gold Corp. (a)	250,000	2,237,500
Minsur SA	3,846,986	4,152,210
MMC Norilsk Nickel OJSC - ADR	11,420	203,158

Common Stocks	Shares	Value
Metals & Mining (concluded)
Newcrest Mining Ltd.	275,385	$7,504,255
Newmont Mining Corp. (a)	65,550	3,123,458
OZ Minerals Ltd.	544,459	5,242,358
Rio Tinto Plc	479,104	26,856,114
Southern Copper Corp. (a)	76,206	2,505,653
Teck Resources Ltd., Class B (a)	421,300	15,720,117
United States Steel Corp. (a)(c)	42,200	1,195,526
Vale SA - ADR (a)	720,300	15,990,660
Vedanta Resources Plc	432,700	8,576,040
Xstrata Plc	1,077,996	20,703,489
Zijin Mining Group Co. Ltd., Class H (b)	5,879,731	1,905,502

		284,789,329

Oil, Gas & Consumable Fuels – 26.8%
Alpha Natural Resources, Inc. (a)(b)	392,412	6,329,606
Anadarko Petroleum Corp. (a)	45,400	3,323,734
Angle Energy, Inc. (a)(b)	183,800	930,303
Apache Corp. (a)	89,500	8,586,630
Bill Barrett Corp. (a)(b)(c)	103,600	2,484,328
Bonanza Creek Energy, Inc. (b)	124,900	2,744,053
Cenovus Energy, Inc.	115,300	4,179,625
Cheniere Energy, Inc. (a)(b)	199,500	3,652,845
Chesapeake Energy Corp. (a)	209,000	3,853,960
Chevron Corp. (a)	71,400	7,608,384
Concho Resources, Inc. (a)(b)	50,000	5,359,000
CONSOL Energy, Inc. (a)	247,579	8,229,526
Continental Resources, Inc. (a)(b)	44,100	3,935,925
Crescent Point Energy Corp. (a)	159,400	6,964,320
Crew Energy, Inc. (a)(b)	146,500	1,038,113
Denbury Resources, Inc. (a)(b)	323,100	6,151,824
Energy XXI (Bermuda) Ltd. (a)(b)	128,400	4,838,112
EOG Resources, Inc. (a)	92,500	10,157,425
EQT Corp.	51,700	2,575,694
Exxon Mobil Corp. (a)	45,300	3,911,202
Gasco Energy, Inc. (b)	579,700	139,128
Hess Corp. (a)	51,300	2,674,782
James River Coal Co. (b)(c)	159,500	791,120
Kodiak Oil & Gas Corp. (a)(b)(c)	187,400	1,658,490
Kosmos Energy Ltd. (a)	97,400	1,186,332
Noble Energy, Inc.	74,400	7,389,408
Occidental Petroleum Corp. (a)	106,900	9,751,418
Patriot Coal Corp. (b)(c)	122,460	713,942
Peabody Energy Corp. (a)	172,300	5,360,253
PetroBakken Energy Ltd., Class A (a)	32,300	467,571
PetroChina Co. Ltd. - ADR (a)	13,300	1,979,306
Pioneer Natural Resources Co. (a)	37,000	4,285,340
Plains Exploration & Production Co. (a)(b)	142,900	5,837,465
Range Resources Corp. (a)	99,600	6,639,336
Rex Energy Corp. (b)	132,200	1,389,422
Rosetta Resources, Inc. (a)(b)	73,400	3,689,818
Royal Dutch Shell Plc, Class A - ADR (a)	59,400	4,249,476
Southwestern Energy Co. (a)(b)(c)	61,500	1,942,170
Statoil ASA	184,400	4,947,892
Suncor Energy, Inc. (a)	128,700	4,252,248
Total SA - ADR (a)	71,500	3,439,865
Valero Energy Corp. (a)	134,700	3,327,090
Whiting Petroleum Corp. (a)(b)	212,500	12,155,000

		185,121,481

Paper & Forest Products – 4.8%
Fibria Celulose SA - ADR (b)(c)	301,600	2,394,704
International Paper Co. (a)	399,400	13,304,014
MeadWestvaco Corp.	457,800	14,567,196

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	67

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Paper & Forest Products (concluded)
Mondi Plc	322,512	$2,998,857

		33,264,771

Real Estate Investment Trusts (REITs) – 1.4%
Weyerhaeuser Co. (a)	459,600	9,357,456

Total Long-Term Investments (Cost – $582,711,398) – 96.1%		663,123,295

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (d)(f)	32,058,520	32,058,520

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.20% (d)(e)(f)	$4,556	4,555,635

Total Short-Term Securities (Cost – $36,614,155) – 5.3%		36,614,155

Total Investments Before Outstanding Options Written (Cost – $619,325,553) – 101.4%		699,737,450

Options Written	Contracts
Exchange-Traded Call Options – (0.4)%
Agnico-Eagle Mines Ltd., Strike Price USD 35, Expires 5/21/12	355	(181,050)
Agrium, Inc.:
Strike Price USD 87.50, Expires 5/21/12	126	(30,870)
Strike Price USD 90, Expires 5/21/12	126	(15,750)
Air Products & Chemicals, Inc., Strike Price USD 87.50, Expires 6/08/12	330	(35,604)
Allegheny Technologies, Inc., Strike Price USD 42.50, Expires 6/18/12	135	(32,400)
Alpha Natural Resources, Inc., Strike Price USD 20, Expires 5/21/12	625	(3,750)
Anadarko Petroleum Corp.:
Strike Price USD 87.50, Expires 5/21/12	50	(200)
Strike Price USD 72.50, Expires 6/18/12	50	(17,750)
Strike Price USD 75, Expires 6/18/12	50	(11,625)
Angle Energy, Inc., Strike Price CAD 6.50, Expires 5/21/12	610	(6,175)
Apache Corp., Strike Price USD 97.50, Expires 6/18/12	295	(84,370)
Atwood Oceanics, Inc., Strike Price USD 45, Expires 5/21/12	100	(11,000)
Barrick Gold Corp., Strike Price USD 45, Expires 5/21/12	325	(2,925)
Basic Energy Services, Inc., Strike Price USD 15, Expires 6/18/12	145	(11,962)
Bill Barrett Corp.:
Strike Price USD 30, Expires 5/21/12	170	(1,700)
Strike Price USD 22.50, Expires 6/18/12	170	(40,375)
Calfrac Well Services Ltd., Strike Price CAD 32, Expires 5/21/12	50	(506)

Options Written	Contracts	Value
Exchange-Traded Call Options (continued)
Carpenter Technology Corp., Strike Price USD 55, Expires 6/18/12	136	$(38,420)
Caterpillar, Inc., Strike Price USD 115, Expires 5/21/12	774	(7,740)
Celanese Corp., Series A, Strike Price USD 50, Expires 5/21/12	330	(28,875)
Cheniere Energy, Inc.:
Strike Price USD 18, Expires 5/21/12	350	(38,500)
Strike Price USD 19, Expires 5/21/12	75	(4,688)
Strike Price USD 19, Expires 6/18/12	154	(18,865)
Strike Price USD 20, Expires 6/18/12	154	(13,090)
Chesapeake Energy Corp.:
Strike Price USD 20, Expires 5/21/12	345	(13,972)
Strike Price USD 21, Expires 5/21/12	345	(7,590)
Chevron Corp.,
Strike Price USD 105, Expires 6/18/12	185	(56,425)
Cia de Minas Buenaventura SA - ADR:
Strike Price USD 38, Expires 5/21/12	330	(113,025)
Strike Price USD 42, Expires 5/21/12	120	(9,000)
Strike Price USD 43, Expires 5/21/12	320	(13,600)
Cliffs Natural Resources, Inc., Strike Price USD 70, Expires 6/18/12	96	(7,872)
Concho Resources, Inc., Strike Price USD 105, Expires 5/21/12	163	(78,240)
CONSOL Energy, Inc., Strike Price USD 37, Expires 5/21/12	445	(3,560)
Continental Resources, Inc., Strike Price USD 95, Expires 5/21/12	147	(17,272)
Core Laboratories NV, Strike Price USD 135, Expires 6/18/12	207	(121,095)
Crescent Point Energy Corp., Strike Price CAD 46, Expires 5/21/12	525	(5,315)
Crew Energy, Inc.:
Strike Price CAD 11, Expires 5/21/12	245	(992)
Strike Price CAD 7.50, Expires 6/18/12	240	(6,074)
Deere & Co., Strike Price USD 85, Expires 5/21/12	250	(19,875)
Denbury Resources, Inc.:
Strike Price USD 20, Expires 5/21/12	730	(20,075)
Strike Price USD 19, Expires 6/18/12	350	(34,125)
Detour Gold Corp.:
Strike Price CAD 23, Expires 6/18/12	227	(52,852)
Strike Price CAD 24, Expires 6/18/12	227	(38,490)
The Dow Chemical Co.:
Strike Price USD 36, Expires 5/21/12	532	(6,118)
Strike Price USD 36, Expires 6/18/12	32	(1,344)
E.I. du Pont de Nemours & Co.:
Strike Price USD 55, Expires 5/21/12	637	(10,192)
Strike Price USD 53, Expires 5/24/12	525	(61,656)
Strike Price USD 53, Expires 5/29/12	100	(13,092)
Eldorado Gold Corp., Strike Price CAD 14, Expires 6/18/12	1,160	(89,244)
Energy XXI (Bermuda) Ltd.:
Strike Price USD 39, Expires 5/21/12	215	(20,425)
Strike Price USD 40, Expires 6/18/12	215	(29,025)
EOG Resources, Inc.:
Strike Price USD 110, Expires 5/21/12	160	(50,800)
Strike Price USD 110, Expires 6/18/12	165	(75,488)
Exxon Mobil Corp., Strike Price USD 86, Expires 6/20/12	150	(28,350)

See Notes to Financial Statements.

68	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options (continued)
First Quantum Minerals Ltd.:
Strike Price CAD 22, Expires 6/18/12	850	$(81,743)
Strike Price CAD 23, Expires 6/18/12	850	(58,081)
Freeport-McMoRan Copper & Gold, Inc., Strike Price USD 40, Expires 5/21/12	400	(19,200)
Goldcorp, Inc., Strike Price USD 45, Expires 5/21/12	565	(1,978)
Halliburton Co., Strike Price USD 36, Expires 5/21/12	250	(5,250)
Harry Winston Diamond Corp., Strike Price CAD 14, Expires 5/21/12	450	(19,132)
Hess Corp., Strike Price USD 62.50, Expires 5/21/12	170	(765)
IAMGOLD Corp.:
Strike Price CAD 14, Expires 5/21/12	415	(1,680)
Strike Price CAD 12, Expires 6/18/12	480	(39,115)
International Paper Co., Strike Price USD 36, Expires 5/21/12	1,195	(3,585)
Kinross Gold Corp., Strike Price USD 10, Expires 6/18/12	825	(16,500)
Kodiak Oil & Gas Corp., Strike Price USD 10, Expires 6/18/12	618	(23,175)
Kosmos Energy Ltd.:
Strike Price USD 13.75, Expires 5/15/12	165	(369)
Strike Price USD 12.50, Expires 5/21/12	82	(2,665)
Strike Price USD 12.50, Expires 6/18/12	40	(2,100)
The Mosaic Co., Strike Price USD 52.50, Expires 5/21/12	70	(10,325)
National Oilwell Varco, Inc., Strike Price USD 85, Expires 5/21/12	170	(1,190)
Newmont Mining Corp., Strike Price USD 55, Expires 5/21/12	215	(1,720)
Occidental Petroleum Corp., Strike Price USD 105, Expires 5/21/12	375	(1,688)
Patterson-UTI Energy, Inc., Strike Price USD 17, Expires 6/18/12	540	(27,000)
Peabody Energy Corp.:
Strike Price USD 35, Expires 5/21/12	395	(6,122)
Strike Price USD 32, Expires 6/18/12	175	(24,238)
PetroBakken Energy Ltd., Class A, Strike Price CAD 18, Expires 5/21/12	106	(429)
PetroChina Co. Ltd. - ADR, Strike Price USD 150, Expires 6/18/12	44	(16,280)
Pioneer Natural Resources Co., Strike Price USD 110, Expires 5/21/12	125	(98,125)
Plains Exploration & Production Co.:
Strike Price USD 47, Expires 5/21/12	220	(3,080)
Strike Price USD 42, Expires 6/18/12	260	(41,080)
Potash Corp. of Saskatchewan, Inc.:
Strike Price USD 50, Expires 5/21/12	75	(338)
Strike Price USD 45, Expires 6/18/12	605	(47,190)
Praxair, Inc., Strike Price USD 115, Expires 6/18/12	60	(17,250)
Range Resources Corp.:
Strike Price USD 57.50, Expires 6/18/12	165	(160,050)
Strike Price USD 60, Expires 6/18/12	165	(125,400)
Rosetta Resources, Inc., Strike Price USD 50, Expires 6/18/12	245	(77,175)

Options Written	Contracts	Value
Exchange-Traded Call Options (concluded)
Royal Dutch Shell Plc, Class A - ADR:
Strike Price USD 70, Expires 5/21/12	80	$(14,000)
Strike Price USD 70, Expires 7/23/12	120	(34,200)
Schlumberger Ltd., Strike Price USD 77.50, Expires 5/21/12	180	(7,470)
Southern Copper Corp., Strike Price USD 33, Expires 5/21/12	250	(13,750)
Southwestern Energy Co., Strike Price USD 30, Expires 6/18/12	205	(57,298)
Suncor Energy, Inc., Strike Price USD 32, Expires 6/18/12	425	(84,150)
Teck Resources Ltd., Class B:
Strike Price CAD 37, Expires 5/21/12	890	(86,941)
Strike Price CAD 39, Expires 6/18/12	500	(37,202)
Total SA - ADR:
Strike Price USD 55.75, Expires 5/07/12	60	–
Strike Price USD 52.50, Expires 5/21/12	480	(3,600)
United States Steel Corp., Strike Price USD 32, Expires 5/21/12	140	(1,820)
Vale SA - ADR:
Strike Price USD 25, Expires 5/21/12	1,295	(3,238)
Strike Price USD 24, Expires 6/18/12	475	(14,250)
Strike Price USD 25, Expires 6/18/12	610	(8,540)
Valero Energy Corp., Strike Price USD 25, Expires 6/18/12	470	(49,350)
Weyerhaeuser Co.:
Strike Price USD 22, Expires 5/21/12	725	(5,438)
Strike Price USD 23, Expires 5/21/12	735	(3,675)
Whiting Petroleum Corp.:
Strike Price USD 62.50, Expires 5/21/12	105	(2,362)
Strike Price USD 57.50, Expires 6/18/12	596	(160,920)

Total Exchange-Traded Call Options		(3,165,595)

Over-the-Counter Call Options – (0.3)%
African Rainbow Minerals Ltd.:
Strike Price ZAR 186.04, Expires 5/02/12, Broker Citigroup Global Markets, Inc.	46,000	(512)
Strike Price ZAR 178.53, Expires 6/27/12, Broker UBS Securities LLC	38,000	(42,043)
Alcoa, Inc., Strike Price USD 9.96, Expires 6/22/12, Broker Morgan Stanley & Co., Inc.	89,500	(29,170)
Alumina Ltd., Strike Price AUD 1.20, Expires 5/30/12, Broker UBS Securities LLC	666,000	(18,106)
Anglo American Platinum Ltd., Strike Price ZAR 565.96, Expires 5/02/12, Broker Banc of America Securities	16,700	–
Anglo American Plc, Strike Price GBP 25.61, Expires 5/02/12, Broker Citigroup Global Markets, Inc.	25,800	(358)
BHP Billiton Plc, Strike Price GBP 19.80, Expires 5/03/12, Broker UBS Securities LLC	290,000	(139,866)
Bonanza Creek Energy, Inc., Strike Price USD 21.89, Expires 5/25/12, Broker Morgan Stanley & Co., Inc.	41,500	(29,324)
Cenovus Energy, Inc., Strike Price USD 38, Expires 5/10/12, Broker Morgan Stanley & Co., Inc.	38,000	(2,350)
Chevron Corp., Strike Price USD 112.36, Expires 5/14/12, Broker Citigroup Global Markets, Inc.	5,500	(254)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	69

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
CONSOL Energy, Inc., Strike Price USD 35.07, Expires 6/13/12, Broker Morgan Stanley & Co., Inc.	37,000	$(32,534)
EQT Corp.:
Strike Price USD 51.33, Expires 5/04/12, Broker UBS Securities LLC	23,000	(1,557)
Strike Price USD 51.33, Expires 5/11/12, Broker UBS Securities LLC	23,000	(6,354)
Eramet:
Strike Price EUR 113.25, Expires 5/02/12, Broker Banc of America Securities	2,400	(163)
Strike Price EUR 105.88, Expires 5/15/12, Broker Banc of America Securities	2,400	(7,725)
Fibria Celulose SA - ADR, Strike Price USD 8.36, Expires 6/04/12, Broker Citigroup Global Markets, Inc.	99,500	(21,096)
Fresnillo Plc:
Strike Price GBP 18.57, Expires 5/02/12, Broker Citigroup Global Markets, Inc.	74,300	(1)
Strike Price GBP 16.12, Expires 6/13/12, Broker Morgan Stanley & Co., Inc.	41,200	(44,657)
Strike Price GBP 16.12, Expires 6/27/12, Broker Morgan Stanley & Co., Inc.	41,200	(52,576)
Glencore International Plc:
Strike Price GBP 4.06, Expires 5/03/12, Broker Citigroup Global Markets, Inc.	41,300	(14,331)
Strike Price GBP 4.05, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	33,000	(13,649)
Iluka Resources Ltd., Strike Price AUD 17.77, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	288,000	(122,013)
Impala Platinum Holdings Ltd., Strike Price ZAR 160.60, Expires 5/02/12, Broker Citigroup Global Markets, Inc.	138,000	(50)
Industrias Penoles SAB de CV:
Strike Price MXN 641.69, Expires 5/07/12, Broker Citigroup Global Markets, Inc.	42,700	(1,445)
Strike Price MXN 615.98, Expires 5/24/12, Broker Citigroup Global Markets, Inc.	26,500	(24,592)
Strike Price MXN 613.47, Expires 6/05/12, Broker Citigroup Global Markets, Inc.	42,700	(55,186)
Strike Price MXN 635.83, Expires 6/21/12, Broker Citigroup Global Markets, Inc.	42,700	(38,844)
International Paper Co., Strike Price USD 33.59, Expires 6/04/12, Broker Citigroup Global Markets, Inc.	12,500	(9,991)
Jiangxi Copper Co. Ltd., Class H, Strike Price HKD 18.08, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	497,000	(67,396)
Kazakhmys Plc, Strike Price GBP 9.51, Expires 5/02/12, Broker UBS Securities LLC	88,700	(80)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Key Energy Services, Inc., Strike Price USD 17.83, Expires 5/04/12, Broker Morgan Stanley & Co., Inc.	93,000	$(1)
Kosmos Energy Ltd., Strike Price USD 12.49, Expires 5/29/12, Broker Deutsche Bank Securities Corp.	4,000	(817)
MeadWestvaco Corp.:
Strike Price USD 27.92, Expires 5/03/12, Broker Morgan Stanley & Co., Inc.	94,000	(75,315)
Strike Price USD 31, Expires 5/11/12, Broker Morgan Stanley & Co., Inc.	57,000	(52,695)
Minsur SA:
Strike Price PEN 2.94, Expires 5/07/12, Broker Credit Suisse First Boston	639,000	(2,377)
Strike Price PEN 2.94, Expires 5/24/12, Broker Credit Suisse First Boston	319,500	(4,499)
Strike Price PEN 3.02, Expires 6/05/12, Broker Citigroup Global Markets, Inc.	319,500	(3,745)
Mondi Plc, Strike Price GBP 6.03, Expires 5/02/12, Broker Banc of America Securities	107,000	(1,012)
Monsanto Co., Strike Price USD 80.96, Expires 5/16/12, Broker Goldman Sachs & Co.	24,500	(3,028)
Newcrest Mining Ltd.:
Strike Price AUD 32.06, Expires 5/08/12, Broker UBS Securities LLC	41,000	–
Strike Price AUD 29.11, Expires 5/30/12, Broker UBS Securities LLC	51,300	(7,601)
Noble Energy, Inc., Strike Price USD 95.65, Expires 5/25/12, Broker Deutsche Bank Securities Corp.	24,500	(115,137)
OZ Minerals Ltd., Strike Price AUD 9.36, Expires 5/30/12, Broker UBS Securities LLC	179,700	(38,129)
Praxair, Inc., Strike Price USD 112.78, Expires 5/07/12, Broker Morgan Stanley & Co., Inc.	53,000	(155,741)
Rex Energy Corp., Strike Price USD 10.83, Expires 6/12/12, Broker Goldman Sachs & Co.	44,000	(22,535)
Rio Tinto Plc - ADR, Strike Price GBP 34.04, Expires 5/03/12, Broker UBS Securities LLC	171,000	(221,139)
Seadrill Ltd., Strike Price NOK 219.57, Expires 6/27/12, Broker UBS Securities LLC	27,700	(36,696)
Statoil ASA, Strike Price NOK 159.88, Expires 5/09/12, Broker Banc of America Securities	60,900	(2,951)
Technip SA:
Strike Price EUR 89.07, Expires 6/13/12, Broker Morgan Stanley & Co., Inc.	4,100	(14,376)
Strike Price EUR 89.07, Expires 6/27/12, Broker Morgan Stanley & Co., Inc.	4,100	(17,088)
Vedanta Resources Plc, Strike Price GBP 13.57, Expires 5/02/12, Broker Citigroup Global Markets, Inc.	143,000	(1,072)
Weyerhaeuser Co., Strike Price USD 21.36, Expires 6/01/12, Broker Morgan Stanley & Co., Inc.	15,000	(3,880)

See Notes to Financial Statements.

70	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options (concluded)
Xstrata Plc, Strike Price GBP 11.38, Expires 5/03/12, Broker UBS Securities LLC	356,000	$(279,527)
Zijin Mining Group Co. Ltd., Class H, Strike Price HKD 2.96, Expires 5/30/12, Broker Deutsche Bank Securities Corp.	1,940,000	(5,094)

Total Over-the-Counter Call Options		(1,840,678)

Total Options Written (Premiums Received – $7,457,565) – (0.7)%		(5,006,273)

Total Investments Net of Outstanding Options Written – 100.7%		694,731,177
Liabilities in Excess of Other Assets – (0.7)%		(5,006,199)

Net Assets – 100.0%		$689,724,978

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(b)	Non-income producing security.
(c)	Security, or a portion of security, is on loan.
(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

(f)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2011	Net Activity	Shares/ Beneficial Interest Held at April 30, 2012	Realized Gain		Income
BlackRock Liquidity Funds, TempFund, Institutional Class	29,314,451	2,744,069	32,058,520		$688	$24,473
BlackRock Liquidity Series, LLC, Money Market Series	$11,645,567	$(7,089,932)	$4,555,635		–	$10,622

—	Foreign currency exchange contracts as of April 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appre- ciation (Depre- ciation)
EUR	671,500	USD	890,154	Citigroup Global Markets,Inc.	5/02/12	$ (1,291)
USD	146,121	GBP	90,000	RBS Securities, Inc.	5/03/12	60
USD	81,515	MXN	1,059,000	RBS Securities, Inc.	5/03/12	216
USD	28,298	NOK	162,000	Deutsche Bank Securities Corp.	5/04/12	(5)

Total						$ (1,020)

—

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities
—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	71

Schedule of Investments (concluded)	BlackRock Real Asset Equity Trust (BCF)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Chemicals	$ 84,123,720	–	–	$ 84,123,720
Energy Equipment & Services	29,973,353	$ 6,068,372	–	36,041,725
Machinery	30,424,813	–	–	30,424,813
Metals & Mining	128,803,452	155,985,877	–	284,789,329
Oil, Gas & Consumable Fuels	180,173,589	4,947,892	–	185,121,481
Paper & Forest Products	30,265,914	2,998,857	–	33,264,771
Real Estate Investment Trusts (REITs)	9,357,456	–	–	9,357,456
Short-Term Securities	32,058,520	4,555,635	–	36,614,155

Total	$525,180,817	$174,556,633	–	$699,737,450

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$276	–	–	$276
Liabilities:
Equity contracts	(3,026,524)	$(1,979,749)	–	(5,006,273)
Foreign currency exchange contracts	(1,296)	–	–	(1,296)
Total	$(3,027,544)	$(1,979,749)	–	$(5,007,293)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

72	SEMI-ANNUAL REPORT	APRIL 30, 2012

Consolidated Schedule of Investments April 30, 2012 (Unaudited)	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Chemicals – 19.5%
Agrium, Inc. (a)	131,300	$11,541,269
CF Industries Holdings, Inc. (a)	59,800	11,544,988
E.I. du Pont de Nemours & Co. (a)	352,700	18,855,342
Israel Chemicals Ltd.	518,700	5,933,319
K+S AG	113,000	5,647,929
Monsanto Co.	278,700	21,231,366
The Mosaic Co. (a)	198,100	10,463,642
Potash Corp. of Saskatchewan, Inc. (a)	605,100	25,704,648
Sociedad Quimica y Minera de Chile SA - ADR (a)	129,800	7,566,042
Syngenta AG	46,000	16,131,127
Uralkali - GDR	263,500	9,970,925

		144,590,597

Energy Equipment & Services – 2.5%
Atwood Oceanics, Inc. (a)(b)	18,800	833,404
Basic Energy Services, Inc. (a)(b)	25,500	367,200
Calfrac Well Services Ltd. (a)	7,600	208,493
Core Laboratories NV (a)	30,700	4,205,286
Forum Energy Technologies, Inc. (b)	45,900	1,061,208
Guide Exploration Ltd., Class A (b)	159,300	320,906
Halliburton Co.	45,100	1,543,322
Key Energy Services, Inc. (b)	153,600	1,944,576
National Oilwell Varco, Inc. (a)	29,700	2,250,072
Patterson-UTI Energy, Inc. (a)	92,500	1,495,725
Schlumberger Ltd. (a)	16,500	1,223,310
Seadrill Ltd.	48,554	1,882,537
Technip SA	12,500	1,419,501

		18,755,540

Food Products – 3.3%
Archer-Daniels-Midland Co.	273,300	8,425,839
Bunge Ltd. (a)	118,000	7,611,000
China Agri-Industries Holdings Ltd.	7,324,000	5,355,969
SLC Agricola SA (b)	307,600	3,038,642

		24,431,450

Machinery – 4.1%
AGCO Corp. (b)	261,800	12,192,025
Deere & Co. (a)	126,600	10,426,776
Joy Global, Inc. (a)	105,700	7,480,389

		30,099,190

Materials – 0.4%
Rentech Nitrogen Partners LP	96,800	2,852,696

Metals & Mining – 27.5%
Alexco Resource Corp. (b)	720,300	4,602,717
Allegheny Technologies, Inc. (a)	131,800	5,659,492
Allied Nevada Gold Corp. (b)	310,300	9,088,687
Augusta Resource Corp. (a)(b)	935,200	2,384,760
Avalon Rare Metals, Inc. (b)	108,500	273,488
BHP Billiton Ltd. - ADR (a)	74,000	5,498,200
Centerra Gold, Inc. (a)	254,800	3,298,975
Compass Minerals International, Inc. (a)	77,500	5,930,300
Detour Gold Corp. (a)(b)	303,900	7,500,210
Eldorado Gold Corp. (a)	654,100	9,275,138
Endeavour Silver Corp. (b)	246,000	2,280,420
First Majestic Silver Corp. (b)	229,200	3,614,484
Franco-Nevada Corp. (a)	357,200	16,022,202
Fresnillo Plc	463,400	11,807,078
Goldcorp, Inc. (a)	349,300	13,364,218
HudBay Minerals, Inc. (a)	411,800	4,335,395
Iluka Resources Ltd.	207,900	3,631,684
Kenmare Resources Plc (b)	4,501,400	3,703,906
MAG Silver Corp. (a)(b)	492,400	4,909,794

Common Stocks	Shares	Value

Metals & Mining (concluded)
McEwen Mining, Inc. (a)(b)	815,400	$3,090,366
New Gold, Inc. (a)(b)	589,700	5,366,270
Newmont Mining Corp. (a)	254,900	12,145,985
Novagold Resources, Inc. (a)(b)	855,500	6,133,935
Pan American Silver Corp.	117,200	2,286,572
Rio Tinto Plc - ADR (a)	96,300	5,399,541
Seabridge Gold, Inc. (a)(b)	495,600	8,306,256
Silver Wheaton Corp. (a)	724,800	22,128,144
Silvercorp Metals, Inc. (a)	1,207,400	8,367,282
Teck Resources Ltd., Class B (a)	199,500	7,444,015
Titanium Metals Corp. (a)	365,500	5,398,435

		203,247,949

Oil, Gas & Consumable Fuels – 37.5%
Alpha Natural Resources, Inc. (a)(b)	308,165	4,970,701
AltaGas Ltd. (a)	325,300	10,527,753
Anadarko Petroleum Corp. (a)	28,800	2,108,448
Angle Energy, Inc. (a)(b)	102,300	517,791
Apache Corp. (a)	53,100	5,094,414
Baytex Energy Corp. (a)	77,400	4,090,757
Bill Barrett Corp. (a)(b)	65,900	1,580,282
Bonanza Creek Energy, Inc. (b)	75,300	1,654,341
Bonavista Energy Corp. (a)	138,100	2,491,210
Cenovus Energy, Inc.	70,000	2,537,500
Cheniere Energy, Inc. (a)(b)	116,100	2,125,791
Chesapeake Energy Corp. (a)	118,000	2,175,920
Chevron Corp. (a)	42,300	4,507,488
Concho Resources, Inc. (a)(b)	30,000	3,215,400
CONSOL Energy, Inc. (a)	248,100	8,246,844
Continental Resources, Inc. (a)(b)	22,900	2,043,825
Crescent Point Energy Corp. (a)	276,900	12,097,995
Crew Energy, Inc. (a)(b)	89,500	634,206
Denbury Resources, Inc. (a)(b)	205,400	3,910,816
Enbridge Energy Partners LP	116,411	3,597,100
Energy XXI (Bermuda) Ltd. (a)(b)	45,800	1,725,744
Enterprise Products Partners LP	286,700	14,776,518
EOG Resources, Inc. (a)	60,400	6,632,524
EQT Corp.	31,000	1,544,420
Exxon Mobil Corp. (a)	13,900	1,200,126
Gasco Energy, Inc. (b)	375,000	90,000
Hess Corp. (a)	31,700	1,652,838
James River Coal Co. (b)	89,800	445,408
Keyera Corp. (a)	211,000	8,627,109
Kodiak Oil & Gas Corp. (a)(b)	140,200	1,240,770
Kosmos Energy Ltd. (a)	49,700	605,346
Magellan Midstream Partners LP (a)	139,400	9,872,308
MarkWest Energy Partners LP (a)	178,500	10,736,775
Noble Energy, Inc.	46,100	4,578,652
Occidental Petroleum Corp. (a)	123,500	11,265,670
ONEOK Partners LP	288,500	16,086,760
Patriot Coal Corp. (b)	64,500	376,035
Peabody Energy Corp. (a)	121,200	3,770,532
Permian Basin Royalty Trust	605,385	12,658,600
PetroBakken Energy Ltd., Class A (a)	15,700	227,271
PetroChina Co. Ltd. - ADR (a)	6,700	997,094
Pioneer Natural Resources Co. (a)	22,200	2,571,204
Plains All American Pipeline LP (a)	193,200	15,828,876
Plains Exploration & Production Co. (a)(b)	79,100	3,231,235
Range Resources Corp. (a)	56,400	3,759,624
Rex Energy Corp. (a)(b)	72,000	756,720
Rosetta Resources, Inc. (a)(b)	46,500	2,337,555
Royal Dutch Shell Plc, Class A - ADR (a)	94,800	6,781,992
Ship Finance International Ltd.	399,700	5,535,845

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	73

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Southwestern Energy Co. (a)(b)	18,600	$587,388
Statoil ASA	104,600	2,806,668
Suncor Energy, Inc. (a)	160,600	5,306,224
Targa Resources Partners LP	97,200	4,182,516
Total SA - ADR (a)	163,000	7,841,930
Valero Energy Corp. (a)	81,200	2,005,640
Vermilion Energy, Inc. (a)	133,600	6,478,150
Whiting Petroleum Corp. (a)(b)	113,400	6,486,480
Williams Partners LP (a)	240,800	13,831,552

		277,568,681

Total Common Stocks – 94.8%		701,546,103

Investment Companies – 2.5%

Sprott Physical Gold Trust (b)	1,287,600	18,309,672

Total Investments Before Outstanding Options Written (Cost – $800,500,626) – 97.3%		719,855,775

Options Written	Contracts
Exchange-Traded Call Options – (0.6)%
Agrium, Inc.:
Strike Price USD 87.50, Expires 5/21/12	210	(51,450)
Strike Price USD 90, Expires 5/21/12	320	(40,000)
Strike Price USD 92.50, Expires 5/21/12	110	(6,049)
Allegheny Technologies, Inc.:
Strike Price USD 45, Expires 5/21/12	180	(9,450)
Strike Price USD 42.50, Expires 6/18/12	465	(111,599)
Alpha Natural Resources, Inc., Strike Price USD 20, Expires 5/21/12	480	(2,880)
AltaGas Ltd., Strike Price CAD 32, Expires 5/21/12	400	(8,098)
Anadarko Petroleum Corp.:
Strike Price USD 72.50, Expires 6/18/12	50	(17,750)
Strike Price USD 75, Expires 6/18/12	50	(11,625)
Angle Energy, Inc., Strike Price CAD 6.50, Expires 5/21/12	350	(3,543)
Apache Corp., Strike Price USD 97.50, Expires 6/18/12	180	(51,480)
Atwood Oceanics, Inc., Strike Price USD 45, Expires 5/21/12	60	(6,600)
Augusta Resource Corp., Strike Price USD 3, Expires 5/21/12	750	(1,438)
Basic Energy Services, Inc., Strike Price USD 15, Expires 6/18/12	85	(7,012)
Baytex Energy Corp.:
Strike Price CAD 56, Expires 5/21/12	135	(820)
Strike Price CAD 52, Expires 6/18/12	130	(19,411)
BHP Billiton Ltd. - ADR:
Strike Price USD 72.50, Expires 5/21/12	125	(34,938)
Strike Price USD 75, Expires 5/21/12	127	(16,320)
Strike Price USD 80, Expires 5/21/12	110	(1,265)

Options Written	Contracts	Value
Exchange-Traded Call Options (continued)
Bill Barrett Corp.:
Strike Price USD 30, Expires 5/21/12	15	$(150)
Strike Price USD 22.50, Expires 6/18/12	210	(49,875)
Bonavista Energy Corp., Strike Price CAD 17, Expires 6/18/12	475	(52,893)
Bunge Ltd., Strike Price USD 68.50, Expires 5/11/12	405	(1,854)
Calfrac Well Services Ltd., Strike Price CAD 32, Expires 5/21/12	25	(253)
Centerra Gold, Inc.:
Strike Price CAD 12, Expires 6/18/12	415	(56,714)
Strike Price CAD 13, Expires 6/18/12	415	(35,709)
CF Industries Holdings, Inc., Strike Price USD 190, Expires 5/21/12	290	(237,075)
Cheniere Energy, Inc.:
Strike Price USD 18, Expires 5/21/12	200	(22,000)
Strike Price USD 19, Expires 5/21/12	25	(1,562)
Strike Price USD 19, Expires 6/18/12	100	(12,250)
Strike Price USD 20, Expires 6/18/12	100	(8,500)
Chesapeake Energy Corp.:
Strike Price USD 20, Expires 5/21/12	200	(8,100)
Strike Price USD 21, Expires 5/21/12	200	(4,400)
Chevron Corp., Strike Price USD 105, Expires 6/18/12	110	(33,550)
Compass Minerals International, Inc., Strike Price USD 72.50, Expires 5/16/12	265	(106,530)
Concho Resources, Inc., Strike Price USD 105, Expires 5/21/12	102	(48,960)
CONSOL Energy, Inc., Strike Price USD 37, Expires 5/21/12	845	(6,760)
Continental Resources, Inc., Strike Price USD 95, Expires 5/21/12	78	(9,165)
Core Laboratories NV, Strike Price USD 135, Expires 6/18/12	105	(61,425)
Crescent Point Energy Corp.:
Strike Price CAD 46, Expires 5/21/12	670	(6,782)
Strike Price CAD 43, Expires 6/18/12	280	(23,384)
Crew Energy, Inc.:
Strike Price CAD 11, Expires 5/21/12	150	(607)
Strike Price CAD 7.50, Expires 6/18/12	150	(3,796)
Deere & Co.:
Strike Price USD 82.50, Expires 5/21/12	185	(35,058)
Strike Price USD 85, Expires 5/21/12	50	(3,975)
Strike Price USD 82.50, Expires 6/18/12	384	(110,208)
Denbury Resources, Inc., Strike Price USD 19, Expires 6/18/12	670	(65,325)
Detour Gold Corp.:
Strike Price CAD 23, Expires 6/18/12	518	(120,605)
Strike Price CAD 24, Expires 6/18/12	518	(87,832)
E.I. du Pont de Nemours & Co.:
Strike Price USD 55, Expires 5/21/12	1,278	(20,448)
Strike Price USD 53, Expires 5/24/12	445	(52,261)
Eldorado Gold Corp.:
Strike Price USD 14, Expires 5/21/12	1,065	(61,238)
Strike Price USD 14, Expires 6/18/12	1,045	(88,825)

See Notes to Financial Statements.

74	SEMI-ANNUAL REPORT	APRIL 30, 2012

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options (continued)
Energy XXI (Bermuda) Ltd.:
Strike Price USD 39, Expires 5/21/12	75	$(7,125)
Strike Price USD 40, Expires 6/18/12	75	(10,125)
Strike Price USD 41, Expires 6/18/12	12	(1,230)
EOG Resources, Inc.:
Strike Price USD 110, Expires 5/21/12	100	(31,750)
Strike Price USD 110, Expires 6/18/12	105	(48,038)
Exxon Mobil Corp., Strike Price USD 86, Expires 6/20/12	45	(8,505)
Franco-Nevada Corp.:
Strike Price CAD 44, Expires 5/21/12	550	(75,163)
Strike Price CAD 43, Expires 6/18/12	680	(161,765)
Goldcorp, Inc., Strike Price USD 45, Expires 5/21/12	1,195	(4,183)
Hess Corp., Strike Price USD 62.50, Expires 5/21/12	110	(495)
HudBay Minerals, Inc.:
Strike Price CAD 12, Expires 5/21/12	560	(3,118)
Strike Price CAD 11, Expires 6/18/12	855	(21,638)
Joy Global, Inc.:
Strike Price USD 80, Expires 5/21/12	340	(8,330)
Strike Price USD 82.50, Expires 5/21/12	1	(18)
Strike Price USD 82.50, Expires 7/23/12	340	(44,710)
Keyera Corp., Strike Price CAD 39, Expires 6/18/12	430	(67,470)
Kodiak Oil & Gas Corp., Strike Price USD 10, Expires 6/18/12	450	(16,875)
Kosmos Energy Ltd., Strike Price USD 12.50, Expires 6/18/12	85	(4,462)
MAG Silver Corp., Strike Price CAD 10, Expires 5/21/12	870	(41,833)
Magellan Midstream Partners LP, Strike Price USD 72.50, Expires 7/23/12	110	(8,800)
MarkWest Energy Partners LP, Strike Price USD 60, Expires 5/21/12	610	(41,175)
McEwen Mining, Inc., Strike Price USD 5, Expires 5/21/12	394	(1,970)
The Mosaic Co., Strike Price USD 52.50, Expires 5/21/12	680	(100,300)
National Oilwell Varco, Inc., Strike Price USD 85, Expires 5/21/12	100	(700)
New Gold, Inc.:
Strike Price USD 10, Expires 5/21/12	500	(3,750)
Strike Price USD 12, Expires 5/21/12	725	(3,625)
Newmont Mining Corp., Strike Price USD 55, Expires 5/21/12	470	(3,760)
Novagold Resources, Inc.:
Strike Price USD 7, Expires 5/21/12	675	(32,063)
Strike Price USD 8, Expires 5/21/12	675	(6,750)
Strike Price USD 7, Expires 6/18/12	790	(51,350)
Strike Price USD 8, Expires 6/18/12	790	(23,700)
Occidental Petroleum Corp.:
Strike Price USD 105, Expires 5/21/12	85	(382)
Strike Price USD 95, Expires 6/18/12	320	(49,120)
Patterson-UTI Energy, Inc., Strike Price USD 17, Expires 6/18/12	315	(15,750)
Peabody Energy Corp., Strike Price USD 35, Expires 5/21/12	410	(6,355)
PetroBakken Energy Ltd., Class A, Strike Price CAD 18, Expires 5/21/12	54	(219)

Options Written	Contracts	Value
Exchange-Traded Call Options (continued)
PetroChina Co. Ltd. - ADR, Strike Price USD 150, Expires 6/18/12	21	$(7,770)
Pioneer Natural Resources Co., Strike Price USD 110, Expires 5/21/12	75	(58,875)
Plains All American Pipeline LP:
Strike Price USD 80, Expires 5/21/12	315	(60,638)
Strike Price USD 82.50, Expires 6/18/12	315	(29,925)
Plains Exploration & Production Co.:
Strike Price USD 47, Expires 5/21/12	110	(1,540)
Strike Price USD 42, Expires 6/18/12	150	(23,700)
Potash Corp. of Saskatchewan, Inc.:
Strike Price USD 46, Expires 5/09/12	905	(2,856)
Strike Price USD 45, Expires 6/18/12	1,165	(90,870)
Range Resources Corp.:
Strike Price USD 57.50, Expires 6/18/12	90	(87,300)
Strike Price USD 60, Expires 6/18/12	90	(68,400)
Rex Energy Corp., Strike Price USD 12.50, Expires 5/21/12	250	(3,750)
Rio Tinto Plc - ADR:
Strike Price USD 57.50, Expires 5/21/12	130	(15,600)
Strike Price USD 60, Expires 5/21/12	165	(7,425)
Strike Price USD 60, Expires 6/18/12	160	(20,000)
Rosetta Resources, Inc., Strike Price USD 50, Expires 6/18/12	155	(48,825)
Royal Dutch Shell Plc, Class A - ADR:
Strike Price USD 70, Expires 5/21/12	65	(11,375)
Strike Price USD 70, Expires 7/23/12	250	(71,250)
Schlumberger Ltd.:
Strike Price USD 75, Expires 5/21/12	30	(3,585)
Strike Price USD 77.50, Expires 5/21/12	30	(1,245)
Seabridge Gold, Inc.:
Strike Price USD 20, Expires 5/21/12	250	(1,250)
Strike Price USD 21, Expires 5/21/12	550	(2,750)
Strike Price USD 18, Expires 6/18/12	400	(20,000)
Strike Price USD 19, Expires 6/18/12	400	(10,000)
Silver Wheaton Corp., Strike Price USD 31, Expires 5/21/12	1,180	(103,250)
Silvercorp Metals, Inc.:
Strike Price USD 7, Expires 5/21/12	2,350	(52,875)
Strike Price USD 6.60, Expires 6/18/12	500	(27,376)
Sociedad Quimica y Minera de Chile SA - ADR,
Strike Price USD 60, Expires 5/21/12	100	(2,000)
Southwestern Energy Co., Strike Price USD 30, Expires 6/18/12	120	(33,540)
Suncor Energy, Inc.:
Strike Price USD 35, Expires 5/21/12	340	(8,670)
Strike Price USD 32, Expires 6/18/12	210	(41,580)
Teck Resources Ltd., Class B:
Strike Price CAD 37, Expires 5/21/12	330	(32,237)
Strike Price CAD 37, Expires 5/21/12	290	(28,329)
Strike Price CAD 39, Expires 6/18/12	355	(26,413)
Titanium Metals Corp.:
Strike Price USD 15, Expires 5/21/12	940	(30,550)
Strike Price USD 15, Expires 6/18/12	310	(16,275)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	75

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options (concluded)
Total SA - ADR:
Strike Price USD 55.75, Expires 5/07/12	55	$–
Strike Price USD 50, Expires 5/21/12	200	(7,000)
Strike Price USD 52.50, Expires 5/21/12	185	(1,388)
Valero Energy Corp., Strike Price USD 25, Expires 6/18/12	275	(28,875)
Vermilion Energy, Inc., Strike Price CAD 46, Expires 6/16/12	430	(105,558)
Whiting Petroleum Corp.:
Strike Price USD 62.50, Expires 5/21/12	85	(1,912)
Strike Price USD 57.50, Expires 6/18/12	310	(83,700)
Williams Partners LP, Strike Price USD 55, Expires 5/21/12	188	(47,470)

Total Exchange-Traded Call Options		(4,074,326)

Exchange-Traded Put Options – (0.0)%
Cliffs Natural Resources, Inc.:
Strike Price USD 62.50, Expires 5/07/12	130	(15,470)
Strike Price USD 62.50, Expires 5/21/12	140	(31,360)

Total Exchange-Traded Put Options		(46,830)

Over-the-Counter Call Options – (0.2)%
Alexco Resource Corp.:
Strike Price USD 8.08, Expires 5/07/12, Broker Citigroup Global Markets, Inc.	63,500	(1)
Strike Price USD 7.48, Expires 5/11/12, Broker Citigroup Global Markets, Inc.	50,000	(236)
Strike Price USD 7.83, Expires 5/11/12, Broker Morgan Stanley & Co., Inc.	50,000	(45)
Allied Nevada Gold Corp., Strike Price USD 32.13, Expires 5/11/12, Broker Citigroup Global Markets, Inc.	59,000	(5,223)
Archer-Daniels-Midland Co., Strike Price USD 31.19, Expires 5/29/12, Broker Citigroup Global Markets, Inc.	93,500	(67,198)
Augusta Resource Corp.:
Strike Price USD 2.83, Expires 5/31/12, Broker Citigroup Global Markets, Inc.	64,900	(4,828)
Strike Price USD 2.83, Expires 6/12/12, Broker Citigroup Global Markets, Inc.	64,900	(6,600)
Bonanza Creek Energy, Inc.:
Strike Price USD 19.89, Expires 5/04/12, Broker Deutsche Bank Securities Corp.	12,100	(25,174)
Strike Price USD 19.89, Expires 5/10/12, Broker Deutsche Bank Securities Corp.	12,100	(25,455)
Cenovus Energy, Inc., Strike Price USD 38, Expires 5/10/12, Broker Morgan Stanley & Co., Inc.	23,000	(1,422)
Chevron Corp., Strike Price USD 112.36, Expires 5/14/12, Broker Citigroup Global Markets, Inc.	3,500	(162)
China Agri-Industries Holdings Ltd., Strike Price HKD 5.38, Expires 5/08/12, Broker Citigroup Global Markets, Inc.	2,505,000	(101,729)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Endeavour Silver Corp., Strike Price USD 9.13, Expires 6/29/12, Broker Goldman Sachs & Co.	86,000	$(46,044)
Enterprise Products Partners LP, Strike Price USD 51.58, Expires 5/15/12, Broker Deutsche Bank Securities Corp.	98,000	(60,099)
EQT Corp., Strike Price USD 46.84, Expires 6/22/12, Broker Citigroup Global Markets, Inc.	10,500	(40,501)
Fresnillo Plc:
Strike Price GBP 18.57, Expires 5/02/12, Broker Citigroup Global Markets, Inc.	86,000	(1)
Strike Price GBP 16.12, Expires 6/13/12, Broker Morgan Stanley & Co., Inc.	36,300	(39,346)
Strike Price GBP 16.12, Expires 6/27/12, Broker Morgan Stanley & Co., Inc.	36,300	(46,323)
Halliburton Co., Strike Price USD 34.71, Expires 5/03/12, Broker Credit Suisse First Boston	15,000	(2,539)
HudBay Minerals, Inc., Strike Price CAD 11.06, Expires 5/24/12, Broker Deutsche Bank Securities Corp.	60,000	(8,310)
Iluka Resources Ltd., Strike Price AUD 17.77, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	71,000	(30,080)
Israel Chemicals Ltd., Strike Price ILS 39.69, Expires 5/03/12, Broker UBS Securities LLC	177,000	(164,412)
K+S AG, Strike Price EUR 37.02, Expires 6/27/12, Broker Morgan Stanley & Co., Inc.	38,700	(73,910)
Kenmare Resources Plc:
Strike Price GBP 0.52, Expires 5/02/12, Broker UBS Securities LLC	1,309,700	(12,265)
Strike Price GBP 0.52, Expires 6/27/12, Broker UBS Securities LLC	890,000	(54,770)
Key Energy Services, Inc., Strike Price USD 17.83, Expires 5/04/12, Broker Morgan Stanley & Co., Inc.	52,500	(1)
Keyera Corp., Strike Price CAD 41.73, Expires 5/15/12, Broker Citigroup Global Markets, Inc.	25,000	(7,303)
Magellan Midstream Partners LP, Strike Price USD 72.04, Expires 5/11/12, Broker Goldman Sachs & Co.	34,500	(5,420)
McEwen Mining, Inc., Strike Price USD 4.72, Expires 5/11/12, Broker Deutsche Bank Securities Corp.	75,000	(545)
Monsanto Co., Strike Price USD 80.96, Expires 5/16/12, Broker Goldman Sachs & Co.	164,500	(20,329)
Noble Energy, Inc., Strike Price USD 95.65, Expires 5/25/12, Broker Deutsche Bank Securities Corp.	16,000	(75,192)
ONEOK Partners LP, Strike Price USD 55.47, Expires 6/06/12, Broker Deutsche Bank Securities Corp.	20,000	(19,471)
Permian Basin Royalty Trust: Strike Price USD 22.85, Expires 5/10/12, Broker Morgan Stanley & Co., Inc.	48,500	(9)
Strike Price USD 23.09, Expires 5/16/12, Broker Banc of America Securities	62,000	(47)
Strike Price USD 23.08, Expires 5/25/12, Broker UBS Securities LLC	25,000	(116)

See Notes to Financial Statements.

76	SEMI-ANNUAL REPORT	APRIL 30, 2012

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Rentech Nitrogen Partners LP, Strike Price USD 28.14, Expires 6/04/12, Broker Deutsche Bank Securities Corp.	23,000	$(37,831)
Rio Tinto Plc - ADR, Strike Price USD 58, Expires 5/09/12, Broker Goldman Sachs & Co.	17,500	(8,590)
Seadrill Ltd., Strike Price NOK 219.57, Expires 6/27/12, Broker UBS Securities LLC	16,600	(21,991)
Ship Finance International Ltd.:
Strike Price USD 15.74, Expires 5/04/12, Broker Deutsche Bank Securities Corp.	45,000	(10)
Strike Price USD 15.89, Expires 5/11/12, Broker Deutsche Bank Securities Corp.	45,000	(412)
SLC Agricola SA:
Strike Price BRL 16.11, Expires 5/07/12, Broker Credit Suisse First Boston	16,000	(17,587)
Strike Price BRL 17.6, Expires 5/24/12, Broker Deutsche Bank Securities Corp.	31,500	(14,231)
Strike Price BRL 18.81, Expires 6/05/12, Broker Citigroup Global Markets, Inc.	31,500	(6,174)
Strike Price BRL 18.65, Expires 6/21/12, Broker Credit Suisse First Boston	26,300	(7,632)
Sprott Physical Gold Trust:
Strike Price USD 15.19, Expires 5/10/12, Broker UBS Securities LLC	60,000	(91)
Strike Price USD 14.83, Expires 5/29/12, Broker Deutsche Bank Securities Corp.	50,000	(3,814)
Strike Price USD 14.32, Expires 6/04/12, Broker Credit Suisse First Boston	125,000	(32,304)

Options Written	Contracts	Value
Over-the-Counter Call Options (concluded)
Statoil ASA, Strike Price NOK 159.88, Expires 5/09/12, Broker Banc of America Securities	35,800	$(1,735)
Syngenta AG, Strike Price CHF 320.47, Expires 6/27/12, Broker Morgan Stanley & Co., Inc.	15,800	(143,882)
Targa Resources Partners LP, Strike Price USD 42.90, Expires 5/09/12, Broker Goldman Sachs & Co.	33,000	(17,045)
Technip SA:
Strike Price EUR 89.07, Expires 6/13/12, Broker Morgan Stanley & Co., Inc.	2,200	(7,714)
Strike Price EUR 89.07, Expires 6/27/12, Broker Morgan Stanley & Co., Inc.	2,200	(9,169)
Titanium Metals Corp., Strike Price USD 13.69, Expires 5/24/12, Broker Morgan Stanley & Co., Inc.	53,500	(63,273)
Uralkali - GDR, Strike Price USD 38.89, Expires 5/02/12, Broker UBS Securities LLC	85,000	(1,578)

Total Over-the-Counter Call Options		(1,340,169)

Total Options Written (Premiums Received – $6,763,119) – (0.8)%		(5,461,325)

Total Investments Net of Outstanding Options Written – 96.5%		714,394,450
Other Assets Less Liabilities – 3.5%		25,572,071

Net Assets – 100.0%		$739,966,521

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(b)	Non-income producing security.

—	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2011	Net Activity	Shares Held at April 30, 2012	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	90,423,660	(90,423,660)	–	$1,105	$27,494

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	77

Consolidated Schedule of Investments (concluded)	BlackRock Resources & Commodities Strategy Trust (BCX)

—	Foreign currency exchange contracts as of April 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appre- ciation (Depre- ciation)

CAD	1,977,500	USD	2,015,804	Citigroup Global Markets, Inc.	5/01/12	$ (13,982)
GBP	161,000	USD	260,739	UBS Securities LLC	5/01/12	548
CHF	4,925,500	USD	5,433,116	UBS Securities LLC	5/02/12	(6,465)
USD	12,169	CAD	12,000	Royal Bank of Scotland	5/02/12	22
USD	1,488,487	BRL	2,840,034	The Bank of New York Mellon Corp.	5/02/12	(1,445)
EUR	431,000	USD	571,342	Citigroup Global Markets, Inc.	5/02/12	(829)
HKD	946,000	USD	121,920	Citigroup Global Markets, Inc.	5/02/12	9
ILS	499,000	USD	132,554	Royal Bank of Scotland	5/02/12	(9)
NOK	505,500	USD	88,291	UBS Securities LLC	5/02/12	38
AUD	80,500	USD	84,066	Citigroup Global Markets, Inc.	5/02/12	(189)

Total						$ (22,302)

—

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Chemicals.	$106,907,297	$ 37,683,300	–	$144,590,597
Energy Equipment & Services	15,453,502	3,302,038	–	18,755,540
Food Products	19,075,481	5,355,969	–	24,431,450
Machinery	30,099,190	–	–	30,099,190
Materials.	2,852,696	–	–	2,852,696
Metals & Mining	184,105,281	19,142,668	–	203,247,949
Oil, Gas & Consumable Fuels.	274,762,013	2,806,668	–	277,568,681
Investment Companies	18,309,672	–	–	18,309,672

Total	$651,565,132	$ 68,290,643	–	$719,855,775

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$617	–	–	$617
Liabilities:
Equity contracts	(3,920,338)	$(1,540,987)	–	(5,461,325)
Foreign currency exchange contracts	(22,919)	–	–	(22,919)

Total	$(3,919,721)	$(1,540,987)	–	$(5,460,708)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

78	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments April 30, 2012 (Unaudited)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia – 4.2%
Australia & New Zealand Banking Group Ltd.	21,600	$535,102
BHP Billiton Ltd. - ADR (a)	8,612	639,872
National Australia Bank Ltd.	40,000	1,045,571
Santos Ltd.	77,600	1,125,741
Treasury Wine Estates Ltd.	37,766	168,736

		3,515,022

Belgium – 0.6%
Mobistar SA	4,720	178,723
Solvay SA	2,900	353,265

		531,988

Canada – 5.1%
Bank of Montreal (a)	21,700	1,288,798
Bank of Nova Scotia (a)	12,700	704,520
Enbridge, Inc. (a)	27,500	1,152,225
National Bank of Canada (a)	5,600	437,070
Suncor Energy, Inc. (a)	3,650	120,564
TransCanada Corp. (a)	11,500	505,937

		4,209,114

Finland – 0.3%
Kesko Oyj, Class B	9,600	256,774

France – 4.3%
Bouygues SA	8,323	227,081
PPR	1,480	247,677
Sanofi	3,900	297,888
Schneider Electric SA (b)	9,040	556,825
Societe Generale SA	4,300	101,799
Total SA - ADR	32,200	1,549,142
Vinci SA	12,400	575,116

		3,555,528

Germany – 2.7%
Allianz SE	4,600	513,089
BASF SE	11,100	913,895
SAP AG - ADR (a)	6,550	434,200
Siemens AG - ADR (a)	4,200	390,054

		2,251,238

Hong Kong – 2.1%
Esprit Holdings Ltd.	56,560	115,644
Hang Seng Bank Ltd.	19,600	268,410
Hopewell Holdings Ltd.	170,000	455,621
Power Assets Holdings Ltd.	117,900	880,237

		1,719,912

Italy – 0.3%
Enel SpA	63,100	206,930

Japan – 3.9%
Canon, Inc. - ADR	10,600	480,816
Hitachi Koki Co. Ltd.	34,400	306,582
Mitsui & Co. Ltd.	46,700	729,249
Oracle Corp.	12,000	463,500
Ricoh Co. Ltd.	45,000	403,115
Sharp Corp.	34,000	217,505
Takeda Pharmaceutical Co. Ltd.	13,600	593,437

		3,194,204

Netherlands – 0.9%
Koninklijke KPN NV	26,000	233,424
Royal Dutch Shell Plc, Class A - ADR (a)	7,350	525,819

		759,243

Singapore – 1.6%
Keppel Corp. Ltd.	62,800	558,589
K-Green Trust	14,200	11,295

Common Stocks	Shares	Value
Singapore (concluded)
Singapore Technologies Engineering Ltd.	156,000	$378,841
United Overseas Bank Ltd.	22,347	346,722

		1,295,447

Spain – 0.9%
ACS Actividades de Construccion y Servicios SA	7,900	145,311
Banco Santander SA - ADR (a)	42,700	270,291
Iberdrola SA	43,030	200,509
Indra Sistemas SA	15,900	165,096

		781,207

Sweden – 3.5%
Axfood AB	8,300	302,000
Hennes & Mauritz AB, Class B (b)	24,200	829,784
Ratos AB, Class B	42,800	500,945
Scania AB, Class B	41,300	843,965
TeliaSonera AB	57,600	383,617

		2,860,311

Switzerland – 0.8%
Nestle SA	6,300	386,122
Zurich Financial Services AG (b)	1,284	314,584

		700,706

United Kingdom – 7.1%
AstraZeneca Plc	17,700	775,640
Barclays Plc - ADR	11,900	169,456
BHP Billiton Plc	14,150	455,516
British American Tobacco Plc	17,300	887,310
GlaxoSmithKline Plc	32,425	749,067
HSBC Holdings Plc - ADR (a)	25,500	1,151,835
Man Group Plc	76,400	128,353
SSE Plc	35,000	750,520
Standard Chartered Plc	33,550	820,153

		5,887,850

United States – 56.2%
Abbott Laboratories	12,100	750,925
Aflac, Inc. (a)	8,200	369,328
Altria Group, Inc.	46,300	1,491,322
Ameren Corp. (a)	25,300	829,587
American Express Co.	10,300	620,163
AT&T Inc.	72,350	2,381,040
Automatic Data Processing, Inc. (a)	14,800	823,176
Bank of America Corp. (a)	20,300	164,633
Bristol-Myers Squibb Co.	42,900	1,431,573
Caterpillar, Inc. (a)	11,550	1,186,994
CenturyLink, Inc. (a)	30,600	1,179,936
Chevron Corp. (a)	18,600	1,982,016
The Chubb Corp.	6,900	504,183
Cincinnati Financial Corp. (a)	12,900	459,498
The Coca-Cola Co. (a)	12,000	915,840
Consolidated Edison, Inc. (a)	17,400	1,034,430
Dominion Resources, Inc.	19,000	991,610
Emerson Electric Co. (a)	30,300	1,591,962
Equity Residential - REIT (a)	11,500	706,560
Exxon Mobil Corp. (a)	29,600	2,555,664
General Electric Co. (a)	58,600	1,147,388
Genuine Parts Co. (a)	6,700	434,026
The Goldman Sachs Group, Inc. (a)	3,200	368,480
HCP, Inc. - REIT (a)	13,525	560,611
Health Care REIT, Inc. (a)	11,800	668,588
The Home Depot, Inc. (a)	22,400	1,160,096
Hudson City Bancorp, Inc. (a)	29,600	208,976
Intel Corp. (a)	44,700	1,269,480

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	79

Schedule of Investments (continued)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
International Business Machines Corp. (a)	8,025	$1,661,817
Johnson & Johnson (a)	18,200	1,184,638
Kraft Foods, Inc., Class A	13,400	534,258
Liberty Property Trust - REIT (a)	8,400	306,180
M&T Bank Corp.	5,500	474,485
McDonald’s Corp. (a)	14,200	1,383,790
Merck & Co., Inc.	20,100	788,724
MetLife, Inc. (a)	8,600	309,858
Microchip Technology, Inc. (a)	21,300	752,742
Microsoft Corp. (a)	38,300	1,226,366
PepsiCo, Inc.	9,200	607,200
Pfizer, Inc.	57,000	1,307,010
Philip Morris International, Inc.	12,300	1,100,973
PPG Industries, Inc. (a)	7,300	768,252
Reynolds American, Inc.	14,000	571,620
The Southern Co. (a)	22,500	1,033,650
T. Rowe Price Group, Inc. (a)	6,600	416,559
United Technologies Corp. (a)	11,300	922,532
Ventas, Inc. (a)	12,613	741,518
Wal-Mart Stores, Inc.	10,350	609,720
The Walt Disney Co. (a)	31,000	1,336,410
Wells Fargo & Co. (a)	23,400	782,262

		46,608,649

Total Long-Term Investments (Cost – $76,207,863) – 94.5%		78,334,123

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)(d)	5,359,651	5,359,651

Total Short-Term Securities (Cost – $5,359,651) – 6.5%		5,359,651

Total Investments Before Outstanding Options Written (Cost – $81,567,514) – 101.0%		83,693,774

Options Written	Contracts
Exchange-Traded Call Options – (0.4)%
Aflac, Inc., Strike Price USD 48, Expires 5/21/12	35	(629)
Ameren Corp., Strike Price USD 32.50, Expires 5/14/12	100	(4,674)
Automatic Data Processing, Inc., Strike Price USD 55.50, Expires 5/04/12	60	(2,565)
Banco Santander SA - ADR, Strike Price USD 6.50, Expires 6/18/12	170	(4,335)
Bank of America Corp.:
Strike Price USD 11, Expires 5/21/12	35	(35)
Strike Price USD 9, Expires 5/21/12	45	(203)
Bank of Montreal, Strike Price CAD 60, Expires 5/21/12	85	(1,033)
Bank of Nova Scotia, Strike Price CAD 56, Expires 5/21/12	50	(1,012)
BHP Billiton Ltd. - ADR, Strike Price USD 75, Expires 5/21/12	35	(4,498)
Caterpillar, Inc., Strike Price USD 115, Expires 5/21/12	45	(450)

Options Written	Contracts	Value
Exchange-Traded Call Options (continued)
CenturyLink, Inc., Strike Price USD 38, Expires 6/18/12	122	$(12,200)
Chevron Corp., Strike Price USD 105, Expires 6/18/12	75	(22,875)
Cincinnati Financial Corp., Strike Price USD 35, Expires 6/18/12	52	(6,370)
The Coca-Cola Co., Strike Price USD 77, Expires 6/12/12	50	(4,207)
Consolidated Edison, Inc., Strike Price USD 58.50, Expires 6/12/12	70	(8,609)
Emerson Electric Co., Strike Price USD 52.50, Expires 6/18/12	120	(17,400)
Enbridge, Inc., Strike Price CAD 39, Expires 5/21/12	110	(26,613)
Equity Residential - REIT, Strike Price USD 62.50, Expires 6/18/12	45	(4,162)
Exxon Mobil Corp.:
Strike Price USD 87.50, Expires 5/21/12	50	(2,075)
Strike Price USD 86, Expires 6/20/12	69	(13,041)
General Electric Co., Strike Price USD 20, Expires 6/18/12	234	(7,137)
Genuine Parts Co., Strike Price USD 65, Expires 5/21/12	27	(2,430)
The Goldman Sachs Group, Inc., Strike Price USD 115, Expires 6/18/12	12	(4,980)
HCP, Inc. - REIT, Strike Price USD 40, Expires 5/21/12	54	(7,830)
Health Care REIT, Inc., Strike Price USD 55, Expires 5/21/12	45	(7,762)
The Home Depot, Inc., Strike Price USD 51.50, Expires 6/18/12	90	(12,903)
HSBC Holdings Plc - ADR, Strike Price USD 45, Expires 6/18/12	102	(13,872)
Hudson City Bancorp, Inc., Strike Price USD 6.75, Expires 6/18/12	120	(4,428)
Intel Corp.:
Strike Price USD 28, Expires 5/21/12	90	(5,580)
Strike Price USD 28, Expires 6/18/12	90	(8,145)
International Business Machines Corp., Strike Price USD 205, Expires 5/21/12	30	(9,900)
Johnson & Johnson, Strike Price USD 65, Expires 6/18/12	48	(3,840)
Liberty Property Trust - REIT, Strike Price USD 35, Expires 5/21/12	34	(4,420)
McDonald’s Corp., Strike Price USD 100, Expires 5/21/12	57	(1,653)
MetLife, Inc.:
Strike Price USD 36, Expires 5/21/12	5	(422)
Strike Price USD 40, Expires 5/21/12	18	(54)
Strike Price USD 36, Expires 6/18/12	5	(710)
Strike Price USD 37, Expires 6/18/12	5	(458)
Microchip Technology, Inc., Strike Price USD 37, Expires 5/21/12	85	(850)
Microsoft Corp., Strike Price USD 33, Expires 5/21/12	150	(2,100)
National Bank of Canada, Strike Price CAD 82, Expires 5/21/12	23	(186)
PPG Industries, Inc., Strike Price USD 100, Expires 6/18/12	30	(18,750)
Royal Dutch Shell Plc, Class A - ADR, Strike Price USD 70, Expires 7/23/12	30	(8,550)

See Notes to Financial Statements.

80	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options (concluded)
SAP AG - ADR, Strike Price USD 67.50, Expires 6/18/12	26	$(3,705)
Siemens AG - ADR, Strike Price USD 95, Expires 5/21/12	17	(1,700)
The Southern Co.:
Strike Price USD 45, Expires 5/21/12	45	(4,252)
Strike Price USD 46, Expires 6/18/12	45	(1,822)
Suncor Energy, Inc., Strike Price CAD 31, Expires 6/18/12	15	(3,417)
T. Rowe Price Group, Inc., Strike Price USD 65, Expires 5/21/12	26	(910)
TransCanada Corp., Strike Price CAD 44, Expires 5/21/12	46	(1,024)
United Technologies Corp., Strike Price USD 87.50, Expires 5/21/12	45	(113)
Ventas, Inc., Strike Price USD 58, Expires 5/14/12	50	(5,301)
The Walt Disney Co., Strike Price USD 43, Expires 6/18/12	125	(18,375)
Wells Fargo & Co.:
Strike Price USD 33, Expires 5/21/12	31	(2,325)
Strike Price USD 34, Expires 6/18/12	31	(2,139)
Strike Price USD 34, Expires 7/23/12	32	(3,712)

Total Exchange-Traded Call Options		(312,741)

Over-the-Counter Call Options – (0.4)%
Abbott Laboratories, Strike Price USD 60.48, Expires 5/29/12, Broker Morgan Stanley & Co., Inc.	5,000	(8,799)
ACS Actividades de Construccion y Servicios SA, Strike Price EUR 19.08, Expires 5/15/12, Broker Citigroup Global Markets, Inc.	3,200	(2)
Allianz SE, Strike Price EUR 88.78, Expires 5/15/12, Broker UBS Securities LLC	1,900	(937)
Altria Group, Inc., Strike Price USD 31.56, Expires 6/05/12, Broker Goldman Sachs & Co.	18,500	(12,770)
American Express Co., Strike Price USD 52.40, Expires 5/03/12, Broker Morgan Stanley & Co., Inc.	4,500	(35,145)
AstraZeneca Plc, Strike Price GBP 28.42, Expires 5/15/12, Broker Citigroup Global Markets, Inc.	7,000	(713)
AT&T Inc.:
Strike Price USD 30.50, Expires 5/11/12, Broker Morgan Stanley & Co., Inc.	15,000	(36,150)
Strike Price USD 32.85, Expires 6/25/12, Broker Goldman Sachs & Co.	15,200	(8,281)
Australia & New Zealand Banking Group Ltd., Strike Price AUD 23.05, Expires 5/30/12, Broker Goldman Sachs & Co.	8,600	(7,227)
Axfood AB, Strike Price SEK 240.00, Expires 5/15/12, Broker Citigroup Global Markets, Inc.	3,400	(3,281)
BASF SE, Strike Price EUR 64.89, Expires 5/15/12, Broker UBS Securities LLC	4,500	(524)
BHP Billiton Plc, Strike Price GBP 19.80, Expires 5/03/12, Broker UBS Securities LLC	5,700	(2,749)
Bristol-Myers Squibb Co.:
Strike Price USD 32.81, Expires 5/04/12, Broker Banc of America Securities	8,500	(5,050)
Strike Price USD 32.81, Expires 5/10/12, Broker Banc of America Securities	8,500	(5,760)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
British American Tobacco Plc, Strike Price GBP 32.65, Expires 5/15/12, Broker Banc of America Securities	7,000	$(699)
The Chubb Corp., Strike Price USD 71.58, Expires 6/14/12, Broker Morgan Stanley & Co., Inc.	2,800	(6,686)
Dominion Resources, Inc.:
Strike Price USD 50.98, Expires 6/22/12, Broker Morgan Stanley & Co., Inc.	3,600	(4,744)
Strike Price USD 52.24, Expires 6/28/12, Broker Morgan Stanley & Co., Inc.	4,000	(2,604)
Enel SpA, Strike Price EUR 2.66, Expires 5/15/12, Broker Banc of America Securities	25,300	(173)
Esprit Holdings Ltd., Strike Price HKD 16.75, Expires 5/30/12, Broker Deutsche Bank Securities Corp.	22,600	(2,384)
GlaxoSmithKline Plc, Strike Price GBP 14.36, Expires 5/15/12, Broker Citigroup Global Markets, Inc.	13,000	(1,900)
Hang Seng Bank Ltd., Strike Price HKD 101.61, Expires 5/30/12, Broker Citigroup Global Markets, Inc.	7,900	(5,135)
Hennes & Mauritz AB, Class B, Strike Price SEK 231.32, Expires 6/27/12, Broker Citigroup Global Markets, Inc.	9,700	(5,665)
Hitachi Koki Co. Ltd., Strike Price JPY 692.67, Expires 5/30/12, Broker UBS Securities LLC	13,800	(5,137)
Hopewell Holdings Ltd., Strike Price HKD 21.16, Expires 5/30/12, Broker Citigroup Global Markets, Inc.	68,000	(2,846)
Iberdrola SA, Strike Price EUR 4.18, Expires 5/15/12, Broker Banc of America Securities	17,000	(13)
Indra Sistemas SA, Strike Price EUR 9.99, Expires 5/02/12, Broker Morgan Stanley & Co., Inc.	6,400	–
Johnson & Johnson, Strike Price USD 65.58, Expires 6/22/12, Broker Banc of America Securities	2,400	(1,519)
Keppel Corp. Ltd., Strike Price SGD 11.14, Expires 5/30/12, Broker Deutsche Bank Securities Corp.	25,000	(3,338)
Kesko Oyj, Class B, Strike Price EUR 24.62, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	3,900	(26)
Koninklijke KPN NV, Strike Price EUR 8.02, Expires 5/02/12, Broker Citigroup Global Markets, Inc.	10,400	–
Kraft Foods, Inc., Class A, Strike Price USD 38.20, Expires 6/06/12, Broker Morgan Stanley & Co., Inc.	5,500	(9,695)
M&T Bank Corp., Strike Price USD 84.90, Expires 5/07/12, Broker Banc of America Securities	2,000	(2,995)
Man Group Plc, Strike Price GBP 1.31, Expires 5/15/12, Broker UBS Securities LLC	31,000	(19)
Merck & Co., Inc., Strike Price USD 38.11, Expires 6/04/12, Broker Deutsche Bank Securities Corp.	8,000	(10,510)
Mitsui & Co. Ltd., Strike Price JPY 1,276.64, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	18,700	(4,013)
Mobistar SA, Strike Price EUR 37.93, Expires 5/15/12, Broker Banc of America Securities	1,900	(7)
National Australia Bank Ltd., Strike Price AUD 24.61, Expires 5/30/12, Broker Goldman Sachs & Co.	16,000	(10,297)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	81

Schedule of Investments (continued)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Nestle SA, Strike Price CHF 56.03, Expires 6/27/12, Broker Citigroup Global Markets, Inc.	2,600	$(2,027)
Oracle Corp., Strike Price JPY 3,085.94, Expires 5/30/12, Broker UBS Securities LLC	4,800	(3,345)
PepsiCo, Inc., Strike Price USD 64.63, Expires 5/08/12, Broker Goldman Sachs & Co.	3,700	(5,147)
Pfizer, Inc.:
Strike Price USD 22.54, Expires 5/29/12, Broker Morgan Stanley & Co., Inc.	6,500	(4,614)
Strike Price USD 22.54, Expires 6/05/12, Broker Morgan Stanley & Co., Inc.	6,500	(4,163)
Strike Price USD 23.19, Expires 6/25/12, Broker UBS Securities LLC	10,000	(4,230)
Philip Morris International, Inc., Strike Price USD 87.95, Expires 5/17/12, Broker Credit Suisse First Boston	5,000	(10,701)
Power Assets Holdings Ltd., Strike Price HKD 57.14, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	47,000	(8,143)
PPR, Strike Price EUR 130, Expires 5/18/12, Broker UBS Securities LLC	6	(990)
Ratos AB, Class B, Strike Price SEK 89.82, Expires 5/15/12, Broker UBS Securities LLC	17,200	(184)
Reynolds American, Inc.:
Strike Price USD 41.72, Expires 6/11/12, Broker Banc of America Securities	2,800	(937)
Strike Price USD 41.72, Expires 6/25/12, Broker Banc of America Securities	2,800	(1,726)
Ricoh Co. Ltd., Strike Price JPY 740.84, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	18,000	(4,184)
Sanofi, Strike Price EUR 57.18, Expires 5/09/12, Broker Citigroup Global Markets, Inc.	1,600	(1,945)
Santos Ltd., Strike Price AUD 14.04, Expires 5/30/12, Broker Goldman Sachs & Co.	31,000	(9,404)
Scania AB, Class B, Strike Price SEK 137.36, Expires 6/27/12, Broker Citigroup Global Markets, Inc.	16,600	(16,910)
Schneider Electric SA, Strike Price EUR 49.40, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	3,700	(2,061)

Options Written	Contracts	Value
Over-the-Counter Call Options (concluded)
Scottish & Southern Energy Plc, Strike Price GBP 13.55, Expires 5/15/12, Broker UBS Securities LLC	14,000	$(1,211)
Sharp Corp., Strike Price JPY 516.11, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	14,000	(5,571)
Singapore Technologies Engineering Ltd., Strike Price SGD 3.11, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	63,670	(1,312)
Societe Generale SA, Strike Price EUR 25.13, Expires 5/02/12, Broker Morgan Stanley & Co., Inc.	1,700	–
Solvay SA, Strike Price EUR 90.97, Expires 5/15/12, Broker Banc of America Securities	1,200	(5,871)
Standard Chartered Plc, Strike Price GBP 15.76, Expires 5/15/12, Broker Banc of America Securities	13,400	(2,148)
Takeda Pharmaceutical Co. Ltd., Strike Price JPY 3,512.78, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	5,400	(3,160)
TeliaSonera AB, Strike Price SEK 43.46, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	23,000	(5,052)
Total SA - ADR, Strike Price USD 55.90, Expires 5/16/12, Broker Citigroup Global Markets, Inc.	13,000	(81)
United Overseas Bank Ltd., Strike Price SGD 18.38, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	9,000	(6,856)
Vinci SA, Strike Price EUR 37.72, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	5,000	(809)
Wal-Mart Stores, Inc., Strike Price USD 61.71, Expires 5/11/12, Broker Morgan Stanley & Co., Inc.	4,000	(228)
Zurich Financial Services AG:
Strike Price CHF 230, Expires 5/18/12, Broker UBS Securities LLC	8	(124)
Strike Price CHF 230, Expires 6/15/12, Broker Morgan Stanley & Co., Inc.	43	(1,567)

Total Over-the-Counter Call Options		(322,494)

Total Options Written (Premiums Received – $619,037) – (0.8)%		(635,235)

Total Investments Net of Outstanding Options Written – 100.2%		83,058,539
Liabilities in Excess of Other Assets – (0.2)%		(188,221)

Net Assets – 100.0%		$82,870,318

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(b)	Non-income producing security.
(c)	Represents the current yield as of report date.

(d)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2011	Net Activity	Shares Held at April 30, 2012	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	10,393,859	(5,034,208)	5,359,651	$130	$4,018

See Notes to Financial Statements.

82	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (concluded)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)

—	Foreign currency exchange contracts as of April 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appre- ciation (Depre- ciation)

SEK	1,911,000	USD	284,624	UBS Securities LLC	5/02/12	$ (303)

USD	5,070	CAD	5,000	Royal Bank of Scotland	5/02/12	9

USD	11,008	CHF	10,000	Deutsche Bank Securities Corp.	5/04/12	(10)

USD	13,227	EUR	10,000	Deutsche Bank Securities Corp.	5/04/12	(11)

Total						$ (315)

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$639,872	$2,875,150	–	$3,515,022
Belgium	–	531,988	–	531,988
Canada	4,209,114	–	–	4,209,114
Finland	–	256,774	–	256,774
France	1,549,142	2,006,386	–	3,555,528
Germany	824,254	1,426,984	–	2,251,238
Hong Kong	–	1,719,912	–	1,719,912
Italy	–	206,930	–	206,930
Japan	480,816	2,713,388	–	3,194,204
Netherlands	525,819	233,424	–	759,243
Singapore	–	1,295,447	–	1,295,447
Spain	270,291	510,916	–	781,207
Sweden	–	2,860,311	–	2,860,311
Switzerland	–	700,706	–	700,706
United Kingdom	1,321,291	4,566,559	–	5,887,850
United States	46,608,649	–	–	46,608,649
Short-Term Securities	5,359,651	–	–	5,359,651

Total	$61,788,899	$21,904,875	–	$83,693,774

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$9	–	–	$9
Liabilities:
Equity contracts	(252,680)	$(382,555)	–	(635,235)
Foreign currency exchange contracts	(324)	–	–	(324)

Total	$(252,995)	$(382,555)	–	$(635,550)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	83

Schedule of Investments April 30, 2012 (Unaudited)	BlackRock Utility and Infrastructure Trust (BUI) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia – 1.9%
Transurban Group	1,078,500	$6,585,391

Brazil – 14.5%
CCR SA	1,454,900	11,281,075
Cia de Saneamento Basico do Estado de Sao Paulo	141,900	5,586,221
Cia de Saneamento de Minas Gerais	216,300	5,066,650
Cia Energetica de Minas Gerais - ADR	304,800	7,519,416
CPFL Energia SA - ADR	175,300	4,943,460
EDP - Energias do Brasil SA	657,900	4,586,990
Tractebel Energia SA	603,300	10,365,436

		49,349,248

Canada – 3.7%
BCE, Inc. (a)	116,100	4,705,533
Shaw Communications, Inc., Class B (a)	150,900	3,110,112
TransCanada Corp. (a)	108,900	4,791,005

		12,606,650

France – 0.9%
Vinci SA	65,500	3,037,913

Germany – 1.7%
E.ON AG	252,700	5,721,564

Hong Kong – 2.6%
China Merchants Holdings International Co. Ltd.	1,283,000	4,131,272
Power Assets Holdings Ltd.	627,500	4,684,890

		8,816,162

Italy – 1.7%
Atlantia S.p.A.	381,300	5,779,108

Norway – 1.4%
Telenor ASA	256,300	4,711,155

United Kingdom – 8.6%
BT Group Plc	1,949,900	6,669,545
International Power Plc	750,000	5,073,348
National Grid Plc	944,600	10,200,311
Severn Trent Plc	176,700	4,845,859
Vodafone Group Plc - ADR (a)	87,700	2,440,691

		29,229,754

United States – 55.9%
Alliant Energy Corp.	87,200	3,944,928
American Electric Power Co., Inc. (a)	60,400	2,345,936
American Tower Corp. (a)	111,200	7,292,496
American Water Works Co., Inc.	185,600	6,354,944
Aqua America, Inc.	314,700	7,146,837
AT&T Inc. (a)	179,500	5,907,345
CenturyLink, Inc. (a)	164,200	6,331,552
Chesapeake Midstream Partners LP (a)	78,771	2,259,152
CMS Energy Corp.	192,600	4,427,874
Consolidated Edison, Inc. (a)	77,400	4,601,430
DCP Midstream Partners LP (a)	30,649	1,404,031
Dominion Resources, Inc.	91,800	4,791,042
Duke Energy Corp.	222,300	4,763,889
Edison International	150,300	6,614,703
Enbridge Energy Partners LP	30,289	935,930
Energy Transfer Partners LP (a)	32,230	1,599,575
Entergy Corp.	64,600	4,235,176
Enterprise Products Partners LP	46,577	2,400,579
Exelon Corp. (a)	114,500	4,466,645
FirstEnergy Corp. (a)	109,200	5,112,744
ITC Holdings Corp. (a)	49,200	3,811,032
Kinder Morgan Energy Partners (a)	11,333	934,293
MarkWest Energy Partners LP (a)	55,448	3,335,197

Common Stocks	Shares	Value
United States (concluded)
NextEra Energy, Inc. (a)	125,000	$8,043,750
Northeast Utilities	74,100	2,724,657
NorthWestern Corp.	162,000	5,754,240
NV Energy, Inc.	380,800	6,340,320
OGE Energy Corp.	111,700	6,027,332
ONEOK Partners LP	46,409	2,587,766
Pepco Holdings, Inc.	235,100	4,448,092
PG&E Corp.	112,800	4,983,504
Pinnacle West Capital Corp.	75,100	3,631,085
Plains All American Pipeline LP (a)	36,239	2,969,061
PPL Corp.	80,400	2,198,940
Public Service Enterprise Group, Inc. (a)	155,900	4,856,285
Sempra Energy	81,300	5,263,362
The Southern Co. (a)	123,000	5,650,620
Targa Resources Partners LP	50,030	2,152,791
Verizon Communications, Inc. (a)	188,700	7,619,706
Westar Energy, Inc.	169,200	4,854,348
Western Gas Partners LP	25,514	1,193,035
Williams Partners LP (a)	29,270	1,681,269
Wisconsin Energy Corp. (a)	98,600	3,632,424
Xcel Energy, Inc.	138,700	3,753,222
Xylem, Inc.	156,800	4,371,584

		189,754,723

Total Long-Term Investments (Cost – $295,460,637) – 92.9%		315,591,668

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (b)(c)	14,123,340	14,123,340

Total Short-Term Securities (Cost – $14,123,340) – 4.1%		14,123,340

Total Investments Before Outstanding Options Written (Cost – $309,583,977) – 97.0%		329,715,008

Options Written	Contracts
Exchange-Traded Call Options – (0.2)%
American Electric Power Co., Inc., Strike Price USD 38, Expires 5/21/12	200	(18,000)
American Tower Corp., Strike Price USD 65, Expires 5/21/12	367	(52,297)
AT&T Inc., Strike Price USD 32, Expires 5/21/12	215	(21,715)
BCE, Inc., Strike Price USD 41.63, Expires 5/16/12	310	(2,917)
CenturyLink, Inc.:
Strike Price USD 40, Expires 5/21/12	50	(375)
Strike Price USD 38, Expires 6/18/12	510	(51,000)
Chesapeake Midstream Partners LP:
Strike Price USD 30, Expires 5/21/12	150	(2,250)
Strike Price USD 30, Expires 6/18/12	50	(1,250)
Consolidated Edison, Inc., Strike Price USD 58.50, Expires 6/12/12	255	(31,360)
DCP Midstream Partners LP, Strike Price USD 45, Expires 5/21/12	92	(9,890)

See Notes to Financial Statements.

84	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options (concluded)
Energy Transfer Partners LP, Strike Price USD 47.50, Expires 5/21/12	44	$(9,240)
Exelon Corp., Strike Price USD 38, Expires 5/21/12	380	(40,850)
FirstEnergy Corp., Strike Price USD 45, Expires 5/21/12	225	(41,062)
ITC Holdings Corp., Strike Price USD 76.45, Expires 5/08/12	55	(6,353)
Kinder Morgan Energy Partners, Strike Price USD 85, Expires 5/21/12	40	(900)
MarkWest Energy Partners LP, Strike Price USD 60, Expires 5/21/12	315	(21,262)
NextEra Energy, Inc., Strike Price USD 65, Expires 6/18/12	200	(10,500)
Plains All American Pipeline LP, Strike Price USD 80, Expires 5/21/12	150	(28,875)
Public Service Enterprise Group, Inc.:
Strike Price USD 30.50, Expires 5/11/12	60	(4,045)
Strike Price USD 30, Expires 5/21/12	400	(50,000)
Shaw Communications, Inc., Class B, Strike Price CAD 20.50, Expires 5/21/12	500	(12,401)
The Southern Co., Strike Price USD 45, Expires 5/21/12	35	(3,308)
TransCanada Corp., Strike Price CAD 44, Expires 5/21/12	360	(8,017)
Verizon Communications, Inc.:
Strike Price USD 38, Expires 5/21/12	85	(20,442)
Strike Price USD 40, Expires 5/21/12	121	(8,168)
Strike Price USD 38, Expires 6/18/12	85	(21,505)
Vodafone Group Plc - ADR:
Strike Price USD 27, Expires 5/21/12	155	(14,725)
Strike Price USD 28, Expires 5/21/12	78	(2,145)
Strike Price USD 28, Expires 6/18/12	78	(3,315)
Williams Partners LP, Strike Price USD 55, Expires 5/21/12	55	(13,888)
Wisconsin Energy Corp., Strike Price USD 35, Expires 5/21/12	210	(23,100)

Total Exchange-Traded Call Options		(535,155)

Over-the-Counter Call Options – (0.5)%
American Water Works Co., Inc.:
Strike Price USD 34.17, Expires 5/07/12, Broker Deutsche Bank Securities Corp.	36,800	(9,413)
Strike Price USD 33.60, Expires 5/29/12, Broker Citigroup Global Markets, Inc.	24,500	(20,866)
Aqua America, Inc.:
Strike Price USD 22.46, Expires 5/08/12, Broker Morgan Stanley & Co., Inc.	86,000	(27,275)
Strike Price USD 21.92, Expires 6/08/12, Broker Goldman Sachs & Co.	10,000	(7,900)
Strike Price USD 22.77, Expires 6/14/12, Broker Morgan Stanley & Co., Inc.	3,900	(991)
Strike Price USD 22.77, Expires 6/21/12, Broker Morgan Stanley & Co., Inc.	3,900	(1,096)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
AT&T Inc.:
Strike Price USD 30.50, Expires 5/11/12, Broker Morgan Stanley & Co., Inc.	22,000	$(53,020)
Strike Price USD 32.85, Expires 6/25/12, Broker Goldman Sachs & Co.	15,800	(8,608)
Atlantia S.p.A., Strike Price EUR 12.55, Expires 5/15/12, Broker Citigroup Global Markets, Inc.	125,900	(2,004)
BCE, Inc., Strike Price USD 40.28, Expires 5/30/12, Broker Deutsche Bank Securities Corp.	7,500	(4,977)
BT Group Plc:
Strike Price GBP 2.14, Expires 5/03/12, Broker Banc of America Securities	584,000	(11,487)
Strike Price GBP 2.18, Expires 6/27/12, Broker UBS Securities LLC	61,000	(4,362)
China Merchants Holdings International Co. Ltd., Strike Price HKD 28.05, Expires 5/08/12, Broker Citigroup Global Markets, Inc.	424,000	(18)
Cia de Saneamento Basico do Estado de Sao Paulo, Strike Price BRL 71.31, Expires 6/06/12, Broker Deutsche Bank Securities Corp.	46,800	(112,907)
Cia de Saneamento de Minas Gerais, Strike Price BRL 41.34, Expires 6/05/12, Broker Deutsche Bank Securities Corp.	71,400	(141,858)
Cia Energetica de Minas Gerais - ADR:
Strike Price USD 25.20, Expires 5/14/12, Broker Deutsche Bank Securities Corp.	41,000	(10,464)
Strike Price USD 24.19, Expires 5/25/12, Broker UBS Securities LLC	51,000	(42,888)
Strike Price USD 25, Expires 6/15/12, Broker Citigroup Global Markets, Inc.	8,500	(5,450)
Companhia De Concessoes Rodoviarias:
Strike Price BRL 15.25, Expires 6/05/12, Broker Citigroup Global Markets, Inc.	385,200	(65,846)
Strike Price BRL 15.14, Expires 6/21/12, Broker Deutsche Bank Securities Corp.	95,000	(23,369)
CPFL Energia SA - ADR:
Strike Price USD 31, Expires 5/11/12, Broker Deutsche Bank Securities Corp.	33,000	(43)
Strike Price USD 28.33, Expires 6/12/12, Broker Credit Suisse First Boston	33,000	(29,157)
Dominion Resources, Inc.:
Strike Price USD 50.98, Expires 6/22/12, Broker Morgan Stanley & Co., Inc.	3,000	(3,953)
Strike Price USD 52.24, Expires 6/28/12, Broker Morgan Stanley & Co., Inc.	27,000	(17,577)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	85

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Duke Energy Corp.:
Strike Price USD 20.76, Expires 5/29/12, Broker UBS Securities LLC	31,000	$(21,437)
Strike Price USD 21.29, Expires 6/11/12, Broker Morgan Stanley & Co., Inc.	42,400	(14,592)
E.ON AG, Strike Price EUR 17.60, Expires 5/15/12, Broker Morgan Stanley & Co., Inc.	83,400	(24,993)
Edison International:
Strike Price USD 42.95, Expires 5/07/12, Broker Morgan Stanley & Co., Inc.	9,000	(9,760)
Strike Price USD 42.58, Expires 5/29/12, Broker Deutsche Bank Securities Corp.	5,000	(7,775)
Strike Price USD 42.41, Expires 6/14/12, Broker Deutsche Bank Securities Corp.	35,600	(64,743)
EDP - Energias do Brasil SA:
Strike Price BRL 13.43, Expires 6/05/12, Broker Deutsche Bank Securities Corp.	174,300	(33,417)
Strike Price BRL 13.33, Expires 6/21/12, Broker Deutsche Bank Securities Corp.	45,000	(11,727)
Entergy Corp., Strike Price USD 66.80, Expires 5/29/12, Broker Goldman Sachs & Co.	21,000	(6,703)
FirstEnergy Corp., Strike Price USD 45.56, Expires 6/06/12, Broker Goldman Sachs & Co.	13,500	(19,641)
International Power Plc:
Strike Price GBP 3.73, Expires 5/03/12, Broker Morgan Stanley & Co., Inc.	118,800	(85,464)
Strike Price GBP 3.87, Expires 5/09/12, Broker Banc of America Securities	106,200	(51,303)
Strike Price GBP 4.21, Expires 6/27/12, Broker Morgan Stanley & Co., Inc.	22,500	(4,360)
ITC Holdings Corp., Strike Price USD 76.68, Expires 6/13/12, Broker Citigroup Global Markets, Inc.	11,000	(17,286)
National Grid Plc:
Strike Price GBP 6.52, Expires 5/03/12, Broker Banc of America Securities	234,000	(52,141)
Strike Price GBP 6.73, Expires 6/27/12, Broker Morgan Stanley & Co., Inc.	80,700	(13,915)
NextEra Energy, Inc., Strike Price USD 61.10, Expires 5/04/12, Broker Citigroup Global Markets, Inc.	21,200	(68,815)
NorthWestern Corp.:
Strike Price USD 35.50, Expires 6/22/12, Broker Deutsche Bank Securities Corp.	28,000	(16,800)
Strike Price USD 35.50, Expires 6/29/12, Broker Deutsche Bank Securities Corp.	28,000	(17,920)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
NV Energy, Inc.:
Strike Price USD 16.03, Expires 5/29/12, Broker Morgan Stanley & Co., Inc.	93,000	$(59,981)
Strike Price USD 16.11, Expires 6/12/12, Broker Banc of America Securities	34,000	(21,056)
OGE Energy Corp.:
Strike Price USD 51.68, Expires 5/29/12, Broker Citigroup Global Markets, Inc.	17,000	(39,352)
Strike Price USD 53.98, Expires 6/07/12, Broker Morgan Stanley & Co., Inc.	19,900	(17,751)
Pepco Holdings, Inc.:
Strike Price USD 19.67, Expires 5/09/12, Broker UBS Securities LLC	61,600	(104)
Strike Price USD 18.51, Expires 6/13/12, Broker Deutsche Bank Securities Corp.	16,000	(12,272)
PG&E Corp., Strike Price USD 42.47, Expires 5/07/12, Broker Goldman Sachs & Co.	37,300	(63,783)
Pinnacle West Capital Corp., Strike Price USD 47.98, Expires 5/03/12, Broker Deutsche Bank Securities Corp.	25,000	(10,273)
Power Assets Holdings Ltd., Strike Price HKD 57.14, Expires 5/30/12, Broker Morgan Stanley & Co., Inc.	209,000	(36,210)
PPL Corp.:
Strike Price USD 27.28, Expires 5/25/12, Broker Deutsche Bank Securities Corp.	13,500	(3,853)
Strike Price USD 27.28, Expires 6/06/12, Broker Deutsche Bank Securities Corp.	13,500	(4,424)
Sempra Energy, Strike Price USD 59.56, Expires 5/11/12, Broker Goldman Sachs & Co.	27,000	(139,860)
Severn Trent Plc, Strike Price GBP 17.09, Expires 6/27/12, Broker UBS Securities LLC	58,400	(37,838)
Targa Resources Partners LP, Strike Price USD 41.96, Expires 5/11/12, Broker Citigroup Global Markets, Inc.	17,500	(20,724)
Telenor ASA, Strike Price NOK 105.05, Expires 5/03/12, Broker Morgan Stanley & Co., Inc.	84,600	(12,891)
Tractebel Energia SA:
Strike Price BRL 32.54, Expires 5/30/12, Broker Deutsche Bank Securities Corp.	62,500	(30,299)
Strike Price BRL 33.63, Expires 6/05/12, Broker Deutsche Bank Securities Corp.	97,500	(26,011)
Strike Price BRL 32.98, Expires 6/21/12, Broker Deutsche Bank Securities Corp.	39,000	(19,307)
Transurban Group, Strike Price AUD 5.87, Expires 5/08/12, Broker Citigroup Global Markets, Inc.	356,000	(18,704)
Vinci SA, Strike Price EUR 39.57, Expires 5/02/12, Broker Banc of America Securities	21,600	(9)

See Notes to Financial Statements.

86	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (concluded)	BlackRock Utility and Infrastructure Trust (BUI)

Options Written	Contracts	Value
Over-the-Counter Call Options (continued)
Westar Energy, Inc.:
Strike Price USD 27.83, Expires 5/07/12, Broker Morgan Stanley & Co., Inc.	10,500	$(9,030)
Strike Price USD 28.16, Expires 5/11/12, Broker Morgan Stanley & Co., Inc.	47,000	(26,656)
Xcel Energy, Inc., Strike Price USD 26.12, Expires 6/13/12, Broker Morgan Stanley & Co., Inc.	46,000	(43,746)

Options Written	Contracts	Value
Over-the-Counter Call Options (concluded)
Xylem, Inc., Strike Price USD 26.84, Expires 6/08/12, Broker Goldman Sachs & Co.	44,000	$(65,954)

Total Over-the-Counter Call Options		(1,868,409)

Total Options Written (Premiums Received – $1,967,954) – (0.7)%		(2,403,564)

Total Investments Net of Outstanding Options Written – 96.3%		327,311,444
Other Assets Less Liabilities – 3.7%		12,409,986

Net Assets – 100.0%		$339,721,430

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(b)	Represents the current yield as of report date.

(c)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity	Shares Held at April 30, 2012	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	14,123,340	14,123,340	$1,576	$29,589

—	Foreign currency exchange contracts as of April 30, 2012 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
USD 11,155	CAD 11,000	RBS Securiteis, Inc.	5/02/12	$ 20
USD 25,190	BRL 47,684	The Bank of New York Mellon Corp.	5/02/12	174
USD 43,868	BRL 83,042	The Bank of New York Mellon Corp.	5/02/12	303

Total				$497

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities.

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	–	$ 6,585,391	–	$ 6,585,391
Brazil	$ 49,349,248	–	–	49,349,248
Canada	12,606,650	–	–	12,606,650
France	–	3,037,913	–	3,037,913
Germany	–	5,721,564	–	5,721,564
Hong Kong	–	8,816,162	–	8,816,162
Italy	5,779,108	–	–	5,779,108
Norway	–	4,711,155	–	4,711,155
United Kingdom	2,440,691	26,789,063	–	29,229,754
United States	189,754,723	–	–	189,754,723
Short-Term Securities	14,123,340	–	–	14,123,340

Total	$274,053,760	$55,661,248	–	$329,715,008

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$497	–	–	497
Liabilities:
Equity contracts	(490,481)	$(1,913,083)	–	$(2,403,564)

Total	$(489,984)	$(1,913,083)	–	$(2,403,067)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	87

Statements of Assets and Liabilities

April 30, 2012 (Unaudited)	BlackRock EcoSolutions Investment Trust (BQR)	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)
Assets
Investments at value – unaffiliated[1,2]	$110,839,584	$803,825,045	$1,456,265,485	$1,068,911,852	$199,289,995
Investments at value – affiliated[3]	9,181,120	51,180,083	57,478,495	89,719,151	20,236,822
Cash	914,487	–	81,002	4,023,383	–
Foreign currency at value[4]	159,249	261,717	99,685	6,391,829	10,732
Investments sold receivable	1,835,576	2,126,972	71,644,689	20,432,430	5,144,492
Cash pledged as collateral for options written	710,000	330,619	952,037	1,600,000	1,136,101
Dividends receivable	318,202	658,434	1,994,314	3,372,463	208,961
Securities lending income receivable – affiliated	2,433	2,914	26,316	8,045	1,559
Dividends receivable – affiliated	716	2,708	6,119	8,793	1,220
Unrealized appreciation on foreign currency exchange contracts	129	–	174	8,067	–
Other assets	9,382	39,213	48,328	992,769	16,018

Total assets	123,970,878	858,427,705	1,588,596,644	1,195,468,782	226,045,900

Liabilities
Investments purchased payable	3,210,523	7,076,423	45,589,570	87,040,281	4,405,582
Collateral at value - securities loaned	1,488,335	23,716,808	4,272,334	1,835,031	6,152,876
Options written at value[5]	1,356,682	7,018,409	18,646,866	11,977,734	2,184,706
Unrealized depreciation on foreign currency exchange contracts	1,512	9,177	–	26,923	161
Bank overdraft	–	–	–	–	144,000
Investment advisory fees payable	114,938	751,015	994,366	887,390	172,955
Officer’s and Trustees’ fees payable	–	247,254	454,055	362,802	14,534
Other accrued expenses payable	175,921	268,256	817,127	640,363	164,099

Total liabilities	6,347,911	39,087,342	70,774,318	102,770,524	13,238,913

Net Assets	$117,622,967	$819,340,363	$1,517,822,326	$1,092,698,258	$212,806,987

Net Assets Consist of
Paid-in capital	$190,656,747	$680,602,964	$1,657,087,818	$1,350,492,274	$179,652,079
Distributions in excess of net investment income	(5,624,794)	(24,699,264)	(33,343,256)	(72,685,343)	(12,784,610)
Accumulated net realized gain (loss)	(59,317,281)	36,600,275	(219,356,946)	(221,772,027)	18,883,758
Net unrealized appreciation/depreciation	(8,091,705)	126,836,388	113,434,710	36,663,354	27,055,760

Net Assets	$117,622,967	$819,340,363	$1,517,822,326	$1,092,698,258	$212,806,987

Net asset value[6]	$9.36	$27.53	$8.46	$15.73	$27.65

[1] Investments at cost – unaffiliated	$118,950,430	$677,418,220	$1,340,929,383	$1,036,456,788	$171,914,815
[2] Securities on loan at value	$1,331,197	$23,271,089	$4,181,804	$1,732,352	$5,929,730
[3] Investments at cost – affiliated	$9,181,120	$51,180,083	$57,478,495	$89,719,151	$20,236,822
[4] Foreign currency at cost	$153,389	$261,720	$100,379	$6,151,824	$10,716
[5] Premiums received	$1,383,892	$7,456,147	$16,745,158	$15,040,176	$1,866,199
[6] Shares outstanding, unlimited number of shares authorized, $0.001 par value	12,564,457	29,766,217	179,482,756	69,483,161	7,695,792

See Notes to Financial Statements.

88	SEMI-ANNUAL REPORT	APRIL 30, 2012

Statements of Assets and Liabilities (concluded)

April 30, 2012 (Unaudited)	BlackRock International Growth and Income Trust (BGY)	BlackRock Real Asset Equity Trust (BCF)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)	BlackRock Utility and Infrastructure Trust (BUI)
Assets
Investments at value – unaffiliated[2,3]	$894,425,004	$663,123,295	$719,855,775	$78,334,123	$315,591,668
Investments at value – affiliated[4]	59,175,532	36,614,155	–	5,359,651	14,123,340
Cash	194,581	9,187	44,079,775	–	–
Foreign currency at value[5]	2,652,408	212,675	450,698	111,919	123,542
Investments sold receivable	13,722,136	3,071,954	2,864,009	1,352,627	15,742,483
Dividends receivable	4,345,749	1,306,272	1,202,647	274,344	1,600,521
Cash pledged as collateral for options written	3,832,237	–	2,197,156	–	–
Dividends receivable – affiliated	6,052	3,741	–	623	1,767
Unrealized appreciation on foreign currency exchange contracts	5,895	276	617	9	497
Securities lending income receivable – affiliated	–	2,417	–	–	–
Other assets	99,527	372,343	6,692	8,183	–

Total assets	978,459,121	704,716,315	770,657,369	85,441,479	347,183,818

Liabilities
Investments purchased payable	30,858,629	4,217,625	23,987,389	1,660,533	4,620,252
Options written at value[6]	9,471,925	5,006,273	5,461,325	635,235	2,403,564
Collateral at value - securities loaned	4,865	4,555,635	–	–	–
Unrealized depreciation on foreign currency exchange contracts	8,989	1,296	22,919	324	–
Bank overdraft	–	–	–	–	12,821
Investment advisory fees payable	758,016	585,911	601,107	50,188	273,529
Officer’s and Trustees’ fees payable	322,960	201,277	–	12,098	–
Other accrued expenses payable	641,651	423,320	618,108	212,783	152,222

Total liabilities	42,067,035	14,991,337	30,690,848	2,571,161	7,462,388

Net Assets	$936,392,086	$689,724,978	$739,966,521	$82,870,318	$339,721,430

Net Assets Consist of
Paid-in capital	$1,561,066,808	$685,827,105	$866,273,836	$82,951,843	$322,280,012
Distributions in excess of net investment income	(53,373,955)	(31,120,089)	(28,059,393)	(1,569,730)	(2,946,328)
Accumulated net realized gain (loss)	(601,217,896)	(48,288,774)	(18,873,188)	(623,299)	728,461
Net unrealized appreciation/depreciation	29,917,129	83,306,736	(79,374,734)	2,111,504	19,659,285

Net Assets	$936,392,086	$689,724,978	$739,966,521	$82,870,318	$339,721,430

Net asset value[7]	$8.51	$12.06	$15.89	$13.74	$20.09

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost – unaffiliated	$868,324,703	$582,711,398	$800,500,626	$76,207,863	$295,460,637
[3] Securities on loan at value	$4,351	$4,395,605	–	–	–
[4] Investments at cost – affiliated	$59,175,532	$36,614,155	–	$5,359,651	$14,123,340
[5] Foreign currency at cost	$2,638,682	$212,518	$450,517	$111,859	$124,266
[6] Premiums received	$13,251,031	$7,457,565	$6,763,119	$619,037	$1,967,954
[7] Shares outstanding, unlimited number of shares authorized, $0.001 par value	109,989,277	57,173,280	46,575,310	6,033,028	16,906,964

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	89

Statements of Operations

Period Ended April 30, 2012 (Unaudited)	BlackRock EcoSolutions Investment Trust (BQR)	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)
Investment Income
Dividends - unaffiliated	$1,136,708	$7,132,036	$14,536,528	$13,313,209	$1,606,624
Foreign taxes withheld	(55,736)	(388,339)	(210,662)	(702,935)	(42,492)
Dividends - affiliated	5,250	13,609	29,994	38,922	7,747
Securities lending - affiliated	29,285	55,379	74,722	10,843	9,010

Total income	1,115,507	6,812,685	14,430,582	12,660,039	1,580,889

Expenses
Investment advisory	692,578	4,919,963	4,046,758	5,384,061	1,015,975
Custodian	49,112	65,966	78,533	241,409	50,708
Professional	33,299	62,790	61,802	95,879	33,838
Printing	21,448	81,326	100,351	136,395	24,906
Officer and Trustees	11,207	65,363	93,618	86,906	10,707
Registration	7,453	7,018	11,621	6,374	4,466
Transfer agent	6,398	6,475	11,846	7,581	6,370
Insurance	3,793	23,129	17,400	23,585	5,046
Reorganization	–	–	493,839	–	–
Miscellaneous	23,121	14,156	14,371	34,636	11,739

Total expenses	848,409	5,246,186	4,930,139	6,016,826	1,163,755
Less fees waived by advisor	(2,755)	(280,112)	(15,631)	(19,766)	(4,031)

Total expenses after fees waived	845,654	4,966,074	4,914,508	5,997,060	1,159,724

Net investment income	269,853	1,846,611	9,516,074	6,662,979	421,165

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	(6,825,503)	17,113,854	(6,400,878)	(53,043,343)	7,793,513
Investments - affiliated	161	412	1,108	973	178
Options written	1,121,115	22,306,174	15,854,628	27,843,174	3,560,182
Foreign currency transactions	12,313	(12,042)	18,950	443,519	(8,233)

	(5,691,914)	39,408,398	9,473,808	(24,755,677)	11,345,640

Net change in unrealized appreciation/depreciation on:
Investments	10,525,978	(31,467,895)	53,356,787	63,689,879	9,407,066
Options written	513,983	(5,249,278)	677,148	12,073,516	(213,748)
Foreign currency transactions	(17,262)	(9,901)	(20,971)	144,783	(25,689)

	11,022,699	(36,727,074)	54,012,964	75,908,178	9,167,629

Total realized and unrealized gain	5,330,785	2,681,324	63,486,772	51,152,501	20,513,269

Net Increase in Net Assets Resulting from Operations	$5,600,638	$4,527,935	$73,002,846	$57,815,480	$20,934,434

See Notes to Financial Statements.

90	SEMI-ANNUAL REPORT	APRIL 30, 2012

Statements of Operations (concluded)

Period Ended April 30, 2012 (Unaudited)	BlackRock International Growth and Income Trust (BGY)	BlackRock Real Asset Equity Trust (BCF)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)	BlackRock Utility and Infrastructure Trust (BUI)[2]
Investment Income
Dividends - unaffiliated	$14,629,605	$7,324,437	$7,662,464	$1,507,449	$4,772,514
Foreign taxes withheld	(1,101,686)	(149,026)	(414,584)	(58,643)	(28,429)
Dividends - affiliated	37,790	24,473	27,494	4,018	29,589
Securities lending - affiliated	–	10,622	–	–	–

Total income	13,565,709	7,210,506	7,275,374	1,452,824	4,773,674

Expenses
Investment advisory	4,634,390	4,178,755	4,540,270	301,522	1,372,150
Custodian	241,290	110,167	97,459	50,057	85,004
Printing	121,107	79,975	107,975	12,453	23,748
Professional	85,778	66,220	74,417	26,593	30,988
Officer and Trustees	71,038	51,787	33,880	4,924	20,162
Insurance	32,547	21,093	14,112	2,285	–
Registration	22,095	14,074	10,010	1,003	5,096
Transfer agent	6,580	6,398	5,152	6,447	4,900
Licensing	–	–	–	60,305	–
Organization	–	–	–	–	33,000
Miscellaneous	48,657	16,596	22,518	20,251	6,594

Total expenses excluding excise tax	5,263,482	4,545,065	4,905,793	485,840	1,581,642
Excise tax	–	–	–	–	26,207

Total expenses	5,263,482	4,545,065	4,905,793	485,840	1,607,849
Less fees waived by advisor	(19,344)	(535,095)	(771,293)	(2,065)	(16,621)

Total expenses after fees waived	5,244,138	4,009,970	4,134,500	483,775	1,591,228

Net investment income	8,321,571	3,200,536	3,140,874	969,049	3,182,446

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	(73,628,872)	(7,880,133)	(32,258,686)	92,512	546,532
Investments - affiliated	(3,106,285)	688	1,105	130	1,576
Options written	20,093,660	19,240,145	18,914,635	1,555,409	(71,070)
Foreign currency transactions	727,562	131,360	(102,616)	(11,887)	251,423

	(55,913,935)	11,492,060	(13,445,562)	1,636,164	728,461

Net change in unrealized appreciation/depreciation on:
Investments	70,763,931	(3,702,021)[3]	(2,821,031)	2,737,211	20,131,031
Options written	15,202,463	(2,134,475)	1,935,109	74,257	(435,610)
Foreign currency transactions	459,514	30,859	(32,249)	3,270	(36,136)

	86,425,908	(5,805,637)	(918,171)	2,814,738	19,659,285

Total realized and unrealized gain (loss)	30,511,973	5,686,423	(14,363,733)	4,450,902	20,387,746

Net Increase (Decrease) in Net Assets Resulting from Operations	$38,833,544	$8,886,959	$(11,222,859)	$5,419,951	$23,570,192

[1]	Consolidated Statement of Operations.
[2]	Commencement of operations was November 25, 2011. This information includes the initial investment by BlackRock HoldCo 2, Inc.
[3]	Net of $(14,656) foreign capital gain tax.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	91

Statements of Changes in Net Assets

	BlackRock EcoSolutions Investment Trust (BQR)		BlackRock Energy and Resources Trust (BGR)
Increase (Decrease) in Net Assets:	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations
Net investment income	$269,853	$1,269,089	$1,846,611	$1,674,947
Net realized gain (loss)	(5,691,914)	(9,950,787)	39,408,398	40,553,789
Net change in unrealized appreciation/depreciation	11,022,699	6,093,064	(36,727,074)	79,345,495

Net increase (decrease) in net assets resulting from operations	5,600,638	(2,588,634)	4,527,935	121,574,231

Dividends and Distributions to Shareholders From
Net investment income	(5,884,893)	(1,319,946)	(28,516,037)	(7,176,790)
Net realized gains	–	–	–	(41,044,482)
Tax return of capital	–	(11,960,055)	–	–

Decrease in net assets resulting from dividends and distributions to shareholders	(5,884,893)	(13,280,001)	(28,516,037)	(48,221,272)

Capital Share Transactions
Reinvestment of dividends	410,320	2,363,095	–	–

Net Assets
Total increase (decrease) in net assets	126,065	(13,505,540)	(23,988,102)	73,352,959
Beginning of period	117,496,902	131,002,442	843,328,465	769,975,506

End of period	$117,622,967	$117,496,902	$819,340,363	$843,328,465

Undistributed (distributions in excess of) net investment income	$(5,624,794)	$(9,754)	$(24,699,264)	$1,970,162

See Notes to Financial Statements.

92	SEMI-ANNUAL REPORT	APRIL 30, 2012

Statements of Changes in Net Assets (continued)

	BlackRock Enhanced Equity Dividend Trust (BDJ)		BlackRock Global Opportunities Equity Trust (BOE)
Increase (Decrease) in Net Assets:	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations
Net investment income	$9,516,074	$11,421,528	$6,662,979	$11,860,850
Net realized gain (loss)	9,473,808	34,776,421	(24,755,677)	79,218,624
Net change in unrealized appreciation/depreciation	54,012,964	(7,312,197)	75,908,178	(117,404,155)

Net increase (decrease) in net assets resulting from operations	73,002,846	38,885,752	57,815,480	(26,324,681)

Dividends and Distributions to Shareholders From
Net investment income	(42,693,421)	(36,586,504)	(79,037,096)	(58,540,479)
Net realized gains	–	–	–	(42,165,166)
Tax return of capital	–	(22,727,186)	–	(56,895,764)

Decrease in net assets resulting from dividends and distributions to shareholders	(42,693,421)	(59,313,690)	(79,037,096)	(157,601,409)

Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	911,800,774	–	–	–
Reinvestment of dividends	–	3,812,506	–	7,741,126

Net increase in net assets derived from shares transactions	911,800,774	3,812,506	–	7,741,126

Net Assets
Total increase (decrease) in net assets	942,110,199	(16,615,432)	(21,221,616)	(176,184,964)
Beginning of period	575,712,127	592,327,559	1,113,919,874	1,290,104,838

End of period	$1,517,822,326	$575,712,127	$1,092,698,258	$1,113,919,874

Undistributed (distributions in excess of) net investment income	$(33,343,256)	$(165,909)	$(72,685,343)	$(311,226)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	93

Statements of Changes in Net Assets (continued)

	BlackRock Health Sciences Trust (BME)		BlackRock International Growth and Income Trust (BGY)
Increase (Decrease) in Net Assets:	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations
Net investment income (loss)	$421,165	$(46,637)	$8,321,571	$15,129,314
Net realized gain (loss)	11,345,640	18,512,225	(55,913,935)	51,288,660
Net change in unrealized appreciation/depreciation	9,167,629	(5,604,885)	86,425,908	(114,262,540)

Net increase (decrease) in net assets resulting from operations	20,934,434	12,860,703	38,833,544	(47,844,566)

Dividends and Distributions to Shareholders From
Net investment income	(13,205,667)	–	(61,593,995)	(74,188,180)
Net realized gains	–	(16,991,401)	–	–
Tax return of capital	–	–	–	(75,397,237)

Decrease in net assets resulting from dividends and distributions to shareholders	(13,205,667)	(16,991,401)	(61,593,995)	(149,585,417)

Capital Share Transactions
Reinvestment of dividends	2,403,590	413,595	–	–

Net Assets
Total increase (decrease) in net assets	10,132,357	(3,717,103)	(22,760,451)	(197,429,983)
Beginning of period	202,674,630	206,391,733	959,152,537	1,156,582,520

End of period	$212,806,987	$202,674,630	$936,392,086	$959,152,537

Distributions in excess of net investment income	$(12,784,610)	$(108)	$(53,373,955)	$(101,531)

See Notes to Financial Statements.

94	SEMI-ANNUAL REPORT	APRIL 30, 2012

Statements of Changes in Net Assets (continued)

	BlackRock Real Asset Equity Trust (BCF)		BlackRock Resources & Commodities Strategy Trust (BCX)[1]
Increase (Decrease) in Net Assets:	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Period March 30, 2011[2] to October 31, 2011
Operations
Net investment income	$3,200,536	$6,225,635	$3,140,874	$1,315,064
Net realized gain (loss)	11,492,060	8,944,447	(13,445,562)	5,891,040
Net change in unrealized appreciation/depreciation	(5,805,637)	(8,586,783)	(918,171)	(78,456,563)
Net increase (decrease) in net assets resulting from operations	8,886,959	6,583,299	(11,222,859)	(71,250,459)

Dividends and Distributions to Shareholders From
Net investment income	(31,079,395)	(11,926,127)	(32,602,717)	–
Net realized gains	–	(28,641,464)	–	(11,264,280)
Tax return of capital	–	(21,521,515)	–	(21,259,041)
Decrease in net assets resulting from dividends and distributions to shareholders	(31,079,395)	(62,089,106)	(32,602,717)	(32,523,321)

Capital Share Transactions
Net proceeds from the issuance of shares	–	–	–	834,041,200
Net proceeds from the underwriters’ over allotment option exercised	–	–	–	49,393,801
Reinvestment of dividends	–	1,960,017	–	4,130,876
Net increase in net assets derived from shares transactions	–	1,960,017	–	887,565,877

Net Assets
Total increase (decrease) in net assets	(22,192,436)	(53,545,790)	(43,825,576)	783,792,097
Beginning of period	711,917,414	765,463,204	783,792,097	–
End of period	$689,724,978	$711,917,414	$739,966,521	$783,792,097
Undistributed (distributions in excess of) net investment income	$(31,120,089)	$(3,241,230)	$(28,059,393)	$1,402,450

[1]	Consolidated Statement of Changes in Net Assets.
[2]	Commencement of Operations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	95

Statements of Changes in Net Assets (concluded)

	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)		BlackRock Utility and Infrastructure Trust (BUI)
Increase (Decrease) in Net Assets:	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2012	Period November 25, 2011[1] to April 30, 2012 (Unaudited)
Operations
Net investment income	$969,049	$2,101,913	$3,182,446
Net realized gain	1,636,164	3,854,809	728,461
Net change in unrealized appreciation/depreciation	2,814,738	(3,874,603)	19,659,285
Net increase in net assets resulting from operations	5,419,951	2,082,119	23,570,192

Dividends and Distributions to Shareholders From
Net investment income	(4,645,431)	(1,299,837)	(6,128,774)
Net realized gains	–	(4,733,191)	–
Decrease in net assets resulting from dividends and distributions to shareholders	(4,645,431)	(6,033,028)	(6,128,774)

Capital Share Transactions
Net proceeds from the issuance of shares	–	–	295,596,012
Net proceeds from the underwriters’ over allotment option exercised	–	–	26,684,000
Net increase in net assets derived from shares transactions	–	–	322,280,012

Net Assets
Total increase (decrease) in net assets	774,520	(3,950,909)	339,721,430
Beginning of period	82,095,798	86,046,707	–
End of period	$82,870,318	$82,095,798	$339,721,430
Undistributed (distributions in excess of) net investment income	$(1,569,730)	$2,106,652	$(2,946,328)

[1]	Commencement of Operations.

See Notes to Financial Statements.

96	SEMI-ANNUAL REPORT	APRIL 30, 2012

Financial Highlights	BlackRock EcoSolutions Investment Trust (BQR)

	Six Months Ended April 30, 2012 (Unaudited)		Year Ended October 31,				Period September 28, 2007[1] through October 31, 2007
			2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.38		$10.65	$10.56	$10.23	$20.31	$19.10	[2]
Net investment income[3]	0.02		0.10	0.05	0.06	0.03	—
Net realized and unrealized gain (loss)	0.43		(0.30)	1.24	1.78	(8.51)	1.25
Net increase (decrease) from investment operations	0.45		(0.20)	1.29	1.84	(8.48)	1.25
Dividends and distributions from:
Net investment income	(0.47)[4]		(0.11)	(0.05)	(0.07)	(0.02)	—
Net realized gain	—		—	—	(0.09)	(1.58)	—
Tax return of capital	—		(0.96)	(1.15)	(1.35)	—	—
Total dividends and distributions	(0.47)		(1.07)	(1.20)	(1.51)	(1.60)	—
Offering costs resulting from the issuance of shares	—		—	—	—	—	(0.04)
Net asset value, end of period	$9.36		$9.38	$10.65	$10.56	$10.23	$20.31
Market price, end of period	$9.85		$8.58	$11.69	$10.23	$9.20	$19.75

Total Investment Return[5]
Based on net asset value	5.20%	[6]	(2.13)%	13.04%	19.64%	(43.99)%	6.28%	[6]
Based on market price	21.03%	[6]	(18.45)%	28.08%	28.88%	(48.20)%	(1.25)%	[6]

Ratios to Average Net Assets
Total expenses	1.47%	[7]	1.40%	1.45%	1.51%	1.36%	1.70%	[7]
Total expenses after fees waived and paid indirectly	1.47%	[7]	1.40%	1.45%	1.50%	1.35%	1.68%	[7]
Net investment income	0.47%	[7]	0.98%	0.47%	0.65%	0.38%	0.97%	[7]

Supplemental Data
Net assets, end of period (000)	$117,623		$117,497	$131,002	$127,025	$120,282	$238,731
Portfolio turnover	50%		86%	124%	62%	45%	4%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo 2, Inc.
[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from the initial offering price of $20.00 per share.
[3]	Based on average shares outstanding.
[4]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
[5]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.
[7]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	97

Financial Highlights	BlackRock Energy and Resources Trust (BGR)

	Six Months Ended April 30, 2012		Year Ended October 31,
	(Unaudited)		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$28.33		$25.87	$23.81	$20.71	$37.60	$29.67
Net investment income[1]	0.06		0.06	0.26	0.41	1.18	0.49
Net realized and unrealized gain (loss)	0.10		4.02	3.42	4.32	(14.63)	9.27
Net increase (decrease) from investment operations	0.16		4.08	3.68	4.73	(13.45)	9.76
Dividends and distributions from:
Net investment income	(0.96)[2]		(0.24)	(0.17)	(0.47)	(0.96)	(0.70)
Net realized gain	–		(1.38)	(1.45)	(0.19)	(2.48)	(1.13)
Tax return of capital	–		–	–	(0.97)	–	–
Total dividends and distributions	(0.96)		(1.62)	(1.62)	(1.63)	(3.44)	(1.83)
Net asset value, end of period	$27.53		$28.33	$25.87	$23.81	$20.71	$37.60
Market price, end of period	$25.48		$26.54	$25.36	$22.18	$17.99	$32.14

Total Investment Return[3]
Based on net asset value	0.82%	[4]	16.09%	15.89%	25.54%	(38.15)%	34.98%
Based on market price	(0.40)%	[4]	10.95%	21.95%	34.63%	(37.14)%	28.07%

Ratios to Average Net Assets
Total expenses	1.28%	[5]	1.26%	1.27%	1.30%	1.27%	1.27%
Total expenses after fees waived	1.21%	[5]	1.15%	1.11%	1.10%	1.07%	1.07%
Net investment income	0.45%	[5]	0.19%	1.04%	1.77%	1.38%	1.69%

Supplemental Data
Net assets, end of period (000)	$819,340		$843,328	$769,976	$708,589	$616,479	$1,119,310
Portfolio turnover	58%		111%	80%	62%	54%	47%
[1]	Based on average shares outstanding.
[2]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.
[5]	Annualized.

See Notes to Financial Statements.

98	SEMI-ANNUAL REPORT	APRIL 30, 2012

Financial Highlights	BlackRock Enhanced Equity Dividend Trust (BDJ)

	Six Months Ended April 30, 2012 (Unaudited)

			Year Ended October 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$8.03		$8.32	$8.13	$9.59	$14.10	$14.88

Net investment income[1]	0.09		0.16	0.17	0.25	0.34	0.39
Net realized and unrealized gain (loss)	0.68		0.38	1.00	(0.55)	(3.73)	0.06
Net increase (decrease) from investment operations	0.77		0.54	1.17	(0.30)	(3.39)	0.45
Dividends and distributions from:
Net investment income	(0.34)[2]		(0.51)	(0.17)	(0.25)	(0.52)	(0.43)
Net realized gain	–		–	–	–	–	(0.80)
Tax return of capital	–		(0.32)	(0.81)	(0.91)	(0.60)	–
Total dividends and distributions	(0.34)		(0.83)	(0.98)	(1.16)	(1.12)	(1.23)
Net asset value, end of period	$8.46		$8.03	$8.32	$8.13	$9.59	$14.10
Market price, end of period	$7.57		$7.29	$8.99	$7.89	$8.47	$12.68

Total Investment Return[3]
Based on net asset value	10.29%	[4]	6.88%	15.23%	(1.63)%	(24.35)%	3.21%
Based on market price	8.70%	[4]	(10.20)%	28.30%	8.08%	(25.70)%	(7.43)%

Ratios to Average Net Assets
Total expenses	1.07%	[5]	1.15%	1.16%	1.20%	1.18%	1.17%
Total expenses after fees waived	1.07%	[5]	1.14%	1.16%	1.20%	1.18%	1.17%
Net investment income	2.07%	[5]	1.92%	2.06%	3.11%	3.20%	2.76%

Supplemental Data
Net assets, end of period (000)	$1,517,822		$575,712	$592,328	$572,066	$668,969	$983,762
Portfolio turnover	101%		231%	232%	117%	86%	91%

[1]	Based on average shares outstanding.
[2]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.
[5]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	99

Financial Highlights	BlackRock Global Opportunities Equity Trust (BOE)

	Six Months Ended April 30, 2012 (Unaudited)		Year Ended October 31,

			2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$16.03		$18.68	$18.64	$18.03	$31.09	$26.72
Net investment income[1]	0.10		0.17	0.19	0.19	0.39	0.55
Net realized and unrealized gain (loss)	0.74		(0.54)	2.13	2.70	(10.39)	6.32
Net increase (decrease) from investment operations	0.84		(0.37)	2.32	2.89	(10.00)	6.87
Dividends and distributions from:
Net investment income	(1.14)[2]		(0.85)	(1.44)	(0.20)	(0.56)	(0.36)
Net realized gain	–		(0.61)	(0.25)	–	(2.48)	(2.14)
Tax return of capital	–		(0.82)	(0.59)	(2.08)	(0.02)	–
Total dividends and distributions	(1.14)		(2.28)	(2.28)	(2.28)	(3.06)	(2.50)
Net asset value, end of period	$15.73		$16.03	$18.68	$18.64	$18.03	$31.09
Market price, end of period	$15.27		$14.95	$19.06	$18.40	$15.89	$28.76

Total Investment Return[3]
Based on net asset value	5.91%	[4]	(2.55)%	13.76%	20.50%	(35.08)%	27.47%
Based on market price	10.24%	[4]	(10.93)%	17.58%	34.97%	(38.15)%	14.11%

Ratios to Average Net Assets
Total expenses	1.12%	[5]	1.10%	1.11%	1.21%	1.14%	1.15%
Total expenses after fees waived	1.11%	[5]	1.09%	1.10%	1.20%	1.14%	1.15%
Net investment income	1.24%	[5]	0.96%	1.03%	1.05%	1.60%	1.87%

Supplemental Data
Net assets, end of period (000)	$1,092,698		$1,113,920	$1,290,105	$1,278,170	$227,835	$389,741
Portfolio turnover	140%		253%	264%	300%	120%	111%
[1]	Based on average shares outstanding.
[2]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.
[5]	Annualized.

See Notes to Financial Statements.

100	SEMI-ANNUAL REPORT	APRIL 30, 2012

Financial Highlights	BlackRock Health Sciences Trust (BME)

	Six Months Ended April 30, 2012 (Unaudited)		Year Ended October 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$26.65		$27.19	$25.37	$23.66	$30.33	$27.74
Net investment income (loss)[1]	0.06		(0.01)	0.02	0.10	0.10	0.05
Net realized and unrealized gain (loss)	2.67		1.71	3.34	3.32	(4.70)	4.76
Net increase (decrease) from investment operations	2.73		1.70	3.36	3.42	(4.60)	4.81
Dividends and distributions from:
Net investment income	(1.73)[2]		–	(0.02)	(0.13)	(0.09)	(0.02)
Net realized gain	–		(2.24)	(1.52)	(1.01)	(1.98)	(2.20)
Tax return of capital	–		–	–	(0.57)	–	–
Total dividends and distributions	(1.73)		(2.24)	(1.54)	(1.71)	(2.07)	(2.22)
Net asset value, end of period	$27.65		$26.65	$27.19	$25.37	$23.66	$30.33
Market price, end of period	$28.24		$25.81	$27.14	$22.61	$21.62	$27.05

Total Investment Return[3]
Based on net asset value	10.55%	[4]	6.43%	13.69%	16.31%	(15.55)%	18.62%
Based on market price	16.59%	[4]	3.26%	27.33%	13.44%	(13.47)%	7.42%

Ratios to Average Net Assets
Total expenses	1.15%	[5]	1.14%	1.15%	1.15%	1.13%	1.13%
Total expenses after fees waived	1.14%	[5]	1.13%	1.15%	1.15%	1.13%	1.13%
Net investment income (loss)	0.41%	[5]	(0.02)%	0.09%	0.37%	0.20%	0.15%

Supplemental Data
Net assets, end of period (000)	$212,807		$202,675	$206,392	$192,602	$179,642	$230,280
Portfolio turnover	129%		226%	239%	167%	121%	89%

[1]	Based on average shares outstanding.
[2]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.
[5]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	101

Financial Highlights	BlackRock International Growth and Income Trust (BGY)

	Six Months Ended April 30, 2012 (Unaudited)		Year Ended October 31,				Period May 30, 2007[1] through October 31, 2007

			2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.72		$10.52	$10.92	$10.41	$20.12	$19.10	[2]
Net investment income[3]	0.08		0.14	0.14	0.29	0.27	0.14
Net realized and unrealized gain (loss)	0.27		(0.58)	1.05	2.04	(8.31)	1.50
Net increase (decrease) from investment operations	0.35		(0.44)	1.19	2.33	(8.04)	1.64
Dividends and distributions from:
Net investment income	(0.56)[4]		(0.67)	(0.12)	(0.30)	(0.30)	(0.10)
Net realized gain	–		–	–	–	(0.88)	(0.50)
Tax return of capital	–		(0.69)	(1.47)	(1.52)	(0.49)	–
Total dividends and distributions	(0.56)		(1.36)	(1.59)	(1.82)	(1.67)	(0.60)
Offering costs resulting from the issuance of shares	–		–	–	–	–	(0.02)
Net asset value, end of period	$8.51		$8.72	$10.52	$10.92	$10.41	$20.12
Market price, end of period	$7.72		$7.88	$10.56	$10.92	$9.09	$17.76

Total Investment Return[5]
Based on net asset value	4.99%	[6]	(4.55)%	12.06%	26.28%	(41.76)%	8.93%	[6]
Based on market price	5.40%	[6]	(14.07)%	12.49%	44.62%	(42.39)%	(8.17)%[6]

Ratios to Average Net Assets
Total expenses	1.14%	[7]	1.10%	1.13%	1.12%	1.11%	1.07%	[7]
Total expenses after fees waived	1.13%	[7]	1.10%	1.13%	1.12%	1.11%	1.07%	[7]
Net investment income	1.80%	[7]	1.37%	1.40%	2.68%	2.34%	1.75%	[7]

Supplemental Data
Net assets, end of period (000)	$936,392		$959,153	$1,156,583	$1,178,647	$1,106,516	$2,138,523
Portfolio turnover	114%		217%	247%	198%	123%	46%
[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo 2, Inc.
[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from the initial offering price of $20.00 per share.
[3]	Based on average shares outstanding.
[4]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
[5]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.
[7]	Annualized.

See Notes to Financial Statements.

102	SEMI-ANNUAL REPORT	APRIL 30, 2012

Financial Highlights	BlackRock Real Asset Equity Trust (BCF)

	Six Months Ended April 30, 2012 (Unaudited)		Year Ended October 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$12.45		$13.42	$11.73	$9.44	$20.79	$15.33

Net investment income[1]	0.06		0.11	0.17	0.08	0.20	0.20
Net realized and unrealized gain (loss)	0.09		0.01	2.61	3.30	(10.16)	6.35

Net increase (decrease) from investment operations	0.15		0.12	2.78	3.38	(9.96)	6.55

Dividends and distributions from:
Net investment income	(0.54)[2]		(0.21)	(0.74)	(0.11)	(0.17)	(0.29)
Net realized gain	–		(0.50)	–	–	(1.22)	(0.80)
Tax return of capital	–		(0.38)	(0.35)	(0.98)	–	–

Total dividends and distributions	(0.54)		(1.09)	(1.09)	(1.09)	(1.39)	(1.09)

Net asset value, end of period	$12.06		$12.45	$13.42	$11.73	$9.44	$20.79

Market price, end of period	$11.81		$11.84	$13.46	$11.45	$7.74	$17.59

Total Investment Return[3]
Based on net asset value	1.49%	[4]	0.58%	24.65%	40.96%	(50.14)%	45.34%

Based on market price	4.51%	[4]	(4.64)%	28.08%	67.81%	(51.69)%	25.67%

Ratios to Average Net Assets
Total expenses	1.31%	[5]	1.29%	1.28%	1.32%	1.29%	1.21%

Total expenses after fees waived and paid indirectly	1.15%	[5]	1.09%	1.08%	1.12%	1.09%	1.08%

Net investment income	0.92%	[5]	0.77%	1.37%	0.68%	1.14%	1.37%

Supplemental Data
Net assets, end of period (000)	$689,725		$711,917	$765,463	$664,928	$535,257	$1,179,087

Portfolio turnover	42%		79%	71%	58%	29%	61%

[1]	Based on average shares outstanding.
[2]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.
[5]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	103

Consolidated Financial Highlights	BlackRock Resources & Commodities Strategy Trust (BCX)

	Six Months Ended April 30, 2012 (Unaudited)		Period March 30, 2011[1] through October 31, 2011
Per Share Operating Performance
Net asset value, beginning of period	$16.83		$19.10	[2]
Net investment income[3]	0.07		0.03
Net realized and unrealized loss	(0.31)		(1.57)
Net decrease from investment operations	(0.24)		(1.54)
Dividends and distributions from:
Net investment income	(0.70)[4]		–
Net realized gain	–		(0.24)
Tax return of capital	–		(0.46)
Total dividends and distributions	(0.70)		(0.70)
Capital charges with respect to the issuance of shares	–		(0.03)
Net asset value, end of period	$15.89		$16.83
Market price, end of period	$14.25		$14.95

Total Investment Return[5]
Based on net asset value	(0.96)%	[6]	(7.80)%	[6]
Based on market price	(0.02)%	[6]	(21.79)%	[6]

Ratios to Average Net Assets
Total expenses	1.30%	[7]	1.35%	[7]
Total expenses after fees waived	1.09%	[7]	1.13%	[7]
Net investment income	0.83%	[7]	0.27%	[7]

Supplemental Data
Net assets, end of period (000)	$739,967		$783,792
Portfolio turnover	44%		27%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo 2, Inc.
[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from the initial offering price of $20.00 per share.
[3]	Based on average shares outstanding.
[4]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
[5]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.
[7]	Annualized.

See Notes to Financial Statements.

104	SEMI-ANNUAL REPORT	APRIL 30, 2012

Financial Highlights	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)

	Six Months Ended April 30, 2012 (Unaudited)		Year Ended October 31,

			2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$13.61		$14.26	$13.38	$12.38	$21.00	$18.55
Net investment income[1]	0.16		0.35	0.33	0.36	0.50	0.46
Net realized and unrealized gain (loss)	(0.99)		(0.00)[2]	1.36	1.43	(8.22)	2.90
Net increase (decrease) from investment operations	1.15		0.35	1.69	1.79	(7.72)	3.36
Dividends and distributions from:
Net investment income	(1.02)[3]		(0.22)	(0.11)	(0.39)	(0.52)	(0.44)
Net realized gain	–		(0.78)	(0.70)	(0.33)	–	(0.40)
Tax return of capital	–		–	–	(0.07)	(0.38)	(0.07)[2]
Total dividends and distributions	(1.02)		(1.00)	(0.81)	(0.79)	(0.90)	(0.91)
Net asset value, end of period	$13.74		$13.61	$14.26	$13.38	$12.38	$21.00
Market price, end of period	$12.75		$12.43	$13.44	$11.54	$10.50	$18.07

Total Investment Return[4]
Based on net asset value	7.27%	[5]	2.79%	14.08%	17.64%	(37.53)%	19.10%
Based on market price	8.99%	[5]	(0.40)%	24.67%	19.63%	(38.42)%	16.20%

Ratios to Average Net Assets
Total expenses	1.21%	[6]	1.19%	1.23%	1.17%	0.96%	1.20%
Total expenses after fees waived	1.20%	[6]	1.19%	1.22%	1.16%	0.96%	1.20%
Net investment income	2.41%	[6]	2.45%	2.40%	3.39%	3.11%	2.45%

Supplemental Data
Net assets, end of period (000)	$82,870		$82,096	$86,047	$80,716	$74,716	$126,706
Portfolio turnover	73%		97%	59%	64%	10%	12%
[1]	Based on average shares outstanding.
[2]	Amounted to less than $(0.01) per share outstanding.
[3]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
[4]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	105

Financial Highlights (concluded)	BlackRock Utility and Infrastructure Trust (BUI)

	Period November 25, 2011[1] through April 30, 2012 (Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$19.10	[2]
Net investment income[3]	0.19
Net realized and unrealized gain	1.20
Net increase from investment operations	1.39
Distributions from net investment income	(0.36)[4]
Capital charges with respect to the issuance of shares	(0.04)
Net asset value, end of period	$20.09
Market price, end of period	$18.83

Total Investment Return[5]
Based on net asset value	7.14%	[6]
Based on market price	(4.10)%	[6]

Ratios to Average Net Assets
Total expenses	1.16%	[7]
Total expenses after fees waived	1.15%	[7]
Total expenses after fees waived and excluding excise tax	1.13%	[7]
Net investment income	2.30%	[7]

Supplemental Data
Net assets, end of period (000)	$339,721
Portfolio turnover	39%
[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo 2, Inc.
[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from the initial offering price of $20.00 per share.
[3]	Based on average shares outstanding.
[4]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
[5]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.
[7]	Annualized.

See Notes to Financial Statements.

106	SEMI-ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock EcoSolutions Investment Trust (“BQR”), BlackRock Energy and Resources Trust (“BGR”), BlackRock Enhanced Equity Dividend Trust (“BDJ”), BlackRock Global Opportunities Equity Trust (“BOE”), BlackRock Health Sciences Trust (“BME”), BlackRock International Growth and Income Trust (“BGY”), BlackRock Real Asset Equity Trust (“BCF”), BlackRock Resources & Commodities Strategy Trust (“BCX”), BlackRock S&P Quality Rankings Global Equity Managed Trust (“BQY”) and BlackRock Utility and Infrastructure Trust (“BUI”) (each, a “Trust” and collectively, the “Trusts”) are organized as Delaware statutory trusts. BDJ, BOE and BQY are registered as diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). BQR, BGR, BME, BGY, BCF, BCX and BUI are registered as non-diversified, closed-end management investment companies under the 1940 Act. Prior to commencement of operations on November 25, 2011, BUI had no operations other than those relating to organizational matters and the sale of 6,964 Common Shares on August 25, 2011 to BlackRock HoldCo 2, Inc. for $100,012. Investment operations for BUI commenced on November 25, 2011. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates. The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAV of their shares on a daily basis.

Reorganizations: The Board and shareholders of BDJ and the Board of Trustees and shareholders of each of BlackRock Equity Dividend Trust (“BDV”) and BlackRock Strategic Equity Dividend Trust (“BDT”) (individually, a “Target Trust” and collectively the “Target Trusts”), approved the reorganizations of each Target Trust into BDJ pursuant to which BDJ acquired substantially all of the assets and substantially all of the liabilities of each Target Trust in exchange for an equal aggregate value of BDJ shares.

Each shareholder of a Target Trust received shares of BDJ in an amount equal to the aggregate NAV of such shareholder’s Target Trust shares, as determined at the close of business on February 24, 2012.

The reorganizations were accomplished by a tax-free exchange of shares of BDJ in the following amounts and at the following conversion ratios:

Target Trusts	Shares Prior to Reorganization	Common Shares Conversion Ratio	Shares of BDJ

BDV	54,638,903	1.27840257	69,850,515
BDT	26,908,028	1.41137167	37,977,229

Each Target Trust’s net assets and composition of net assets on February 24, 2012, the date of the reorganization, were as follows:

Tar- get Tru- sts	Net Assets	Paid-in Capital	Distri- butions in Excess of Net Invest- ment Income	Accu- mulated Net Realized Loss	Net Un- realized App- reciation

BDV	$590,660,911	$674,491,952	$(26,966,526)	$(92,023,780)	$35,159,265
BDT	$321,139,863	$340,653,058	$(12,838,823)	$(29,410,265)	$22,735,893

For financial reporting purposes, assets received and shares issued by BDJ were recorded at fair value. However, the cost basis of the investments received from the Target Trusts were carried forward to align ongoing reporting of BDJ’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of BDJ immediately after the acquisition amounted to $1,517,719,362. Each Target Trust’s fair value and cost of investments prior to the reorganization were as follows:

Target Trusts	Fair Value of Investments	Cost of Investments

BDV	$590,300,377	$553,331,448
BDT	$321,844,922	$298,611,600

The purpose of these transactions was to combine three funds managed by the Manager, the investment advisor to BDJ, BDV and BDT with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on February 27, 2012.

Assuming the acquisitions had been completed on November 1, 2011, the beginning of the fiscal reporting period of BDJ, the pro forma results of operations for the period ended April 30, 2012, are as follows:

—	Net investment income: $15,806,792

—	Net realized and change in unrealized gain/loss on investments: $125,101,244

—	Net increase in net assets resulting from operations: $140,908,036

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of BDV and BDT that have been included in BDJ’s Statement of Operations since February 27, 2012.

Reorganization costs incurred by BDJ in connection with the reorganization were paid by the Trusts.

SEMI-ANNUAL REPORT	APRIL 30, 2012	107

Notes to Financial Statements (continued)

The following is a summary of significant accounting policies followed by the Trusts:

Basis of Consolidation: The accompanying consolidated financial statements of BCX include the accounts of BlackRock Cayman Resources & Commodities Strategy Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of BCX, which primarily invests in commodity-related instruments. The Subsidiary allows BCX to hold these commodity-related instruments and still satisfy Regulated Investment Company tax requirements. BCX may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to BCX.

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at the NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Trusts value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon each Trust’s pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Trusts may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Trust’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, each Trust uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Trusts’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Trusts’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

108	SEMI-ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (continued)

The Trusts do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Trusts report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Trust either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts or options written), each Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Trust is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to each Trust’s level distribution plan, a Trust intends to make quarterly cash dividends and/or distributions to shareholders, which may consist of net investment income, net options premium and net realized and unrealized gains on investments. The portion of dividends and distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, may be treated as a tax return of capital. The character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Trusts may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trusts and any additional required collateral is delivered to the Trust on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Trusts earn dividends or interest income on the securities loaned but do not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trusts could experience delays and costs in gaining access to the collateral. The Trusts also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the period ended April 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Trusts file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for each of the four years ended October 31, 2011 with the exception of BCX and BUI. The statute of limitations on BCX’s US federal tax returns remains open for the period ended October 31, 2011. There are no open statute of limitations on US federal tax returns for BUI. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

S&P Quality Rankings: BQY has been granted a license by Standard & Poor’s® (“S&P”) to use the S&P Quality Rankings and the S&P International Quality Rankings. If S&P terminates the license to use either the S&P Quality Rankings or the S&P International Quality Rankings, the Board may need to adopt a new investment strategy and/or new investment policies. There is no assurance that BQY would pursue or achieve its investment objective during the period in which it implements these replacement investment policies or strategies. “Standard & Poor’s”, “S&P”, “Standard & Poor’s Earnings and Dividend

SEMI-ANNUAL REPORT	APRIL 30, 2012	109

Notes to Financial Statements (continued)

Rankings”, “S&P Earnings and Dividend Rankings”, “Standard & Poor’s Quality Rankings”, “Standard & Poor’s International Quality Rankings”, “S&P International Quality Rankings” and “S&P Quality Rankings” are trademarks of S&P and have been licensed for use by BQY. BQY is not sponsored, endorsed, managed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in BQY. BQY is required to pay a quarterly licensing fee, which is shown in the Statements of Operations as licensing.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on each Trust’s financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on each Trust’s financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Prior to March 31, 2012 each Trust elected to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations and dividends and distributions received from the BlackRock Closed-End Fund investments through March 31, 2012 are included in dividends - affiliated in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and /or to economically hedge, or protect, their exposure to certain risks such as equity risk, foreign currency exchange rate risk or other risk (commodity price risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Trusts’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Trusts bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Trusts do not give rise to counterparty credit risk, as options written obligate the Trusts to perform and not the counterparty. Counterparty risk related to exchange-traded options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Trusts’ may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Trust and each of its respective counterparties. An ISDA Master Agreement allows each Trust to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, contractually or otherwise, the Trusts bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Trusts manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trusts’

110	SEMI-ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (continued)

net assets decline by a stated percentage or the Trusts fail to meet the terms of its ISDA Master Agreements, which would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: Certain Trusts enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Trust, help to manage the overall exposure to the currencies in which some of the investments held by a Trust are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Trust as an unrealized gain or loss. When the contract is closed, a Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security at a price different from the current market value.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of April 30, 2012
	Asset Derivatives
		BQR	BDJ	BOE	BGY
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$129	$174	$ 8,067	$5,895
Equity contracts	Investments at value – unaffiliated[1]	–	–	3,428	–
Total		$129	$174	$11,495	$5,895

	Asset Derivatives
		BCF	BCX	BQY	BUI
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts[1]	Unrealized appreciation on foreign currency exchange contracts	$276	$617	$9	$497

SEMI-ANNUAL REPORT	APRIL 30, 2012	111

Notes to Financial Statements (continued)

	Liability Derivatives
		BQR	BGR	BDJ	BOE	BME
	Statements of Assets and Liabilities Location			Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$(1,512)	$(9,177)	–	$(26,923)	$(161)
Equity contracts	Investments at value – unaffiliated[1]	(1,356,682)	(7,018,409)	$(18,646,866)	(11,977,734)	(2,184,706)
Total		$(1,358,194)	$(7,027,586)	$(18,646,866)	$(12,004,657)	$(2,184,867)

	Liability Derivatives
		BGY	BCF	BCX	BQY	BUI
	Statements of Assets and Liabilities Location			Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$(8,989)	$(1,296)	$(22,919)	$(324)	–
Equity contracts	Investments at value – unaffiliated[1]	(9,471,925)	(5,006,273)	(5,461,325)	(635,235)	$(2,403,564)
Total		$(9,480,914)	$(5,007,569)	$(5,484,244)	$(635,559)	$(2,403,564)

1Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended April 30, 2012
	Net Realized Gain (Loss) From
	BQR	BGR	BDJ	BOE	BME
Foreign currency exchange contracts:
Foreign currency transactions	$12,313	$(12,042)	$18,950	$443,519	$(8,233)
Equity contracts:
Options[2]	1,121,115	22,306,174	15,854,628	27,843,174	3,560,182
Total	$1,133,428	$22,294,132	$15,873,578	$28,286,693	$3,551,949

	Net Realized Gain (Loss) From
	BGY	BCF	BCX	BQY	BUI[3]
Foreign currency exchange contracts:
Foreign currency transactions	$727,562	$131,360	$(102,616)	$(11,887)	$251,423
Equity contracts:
Options[2]	20,093,660	19,240,145	18,914,635	1,555,409	(71,070)
Total	$20,821,222	$19,371,505	$18,812,019	$1,543,522	$180,353

112	SEMI-ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (continued)

	Net Change in Unrealized Appreciation/Depreciation on
	BQR	BGR	BDJ	BOE	BME
Foreign currency exchange contracts:
Foreign currency transactions	$(1,139)	$(9,177)	$70	$(29,572)	$12,773
Equity contracts:
Options[2]	513,983	(5,249,278)	677,148	12,073,516	(213,748)
Total	$512,844	$(5,258,455)	$677,218	$12,043,944	$(200,975)

	Net Change in Unrealized Appreciation/Depreciation on
	BGY	BCF	BCX	BQY	BUI[3]
Foreign currency exchange contracts:
Foreign currency transactions	$164,170	$(420)	$(22,324)	$(5,471)	$497
Equity contracts:
Options[2]	15,202,463	(2,134,475)	1,935,109	74,257	(435,610)
Total	$15,366,633	$(2,134,895)	$1,912,785	$68,786	$(435,113)

[2]	Options purchased are included in the net realized gain (loss) from investments-unaffiliated and net change in unrealized appreciation/depreciation on investments.
[3]	Commenced operations on November 25, 2011.

For the period ended April 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BQR	BGR	BDJ	BOE	BME
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased.	1	–	2	4	2
Average number of contracts - US dollars sold	1	1	1	12	–
Average US dollar amounts purchased	$16,591	–	$90,874	$2,749,581	$1,962,895
Average US dollar amounts sold	$630,674	$3,718,645	$978,172	$18,490,504	–
Options:
Average number of contracts purchased	–	318	300	708	215
Average number of contracts written	6,355,284	1,477,200	5,202,456	25,271,104	386,075
Average notional value of contracts purchased	–	$412,750	$1,575,000	$2,237,600	$1,073,875
Average notional value of contracts written	$46,120,523	$251,747,859	$563,103,209	$542,704,992	$71,319,419

	BGY	BCF	BCX	BQY	BUI
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased.	6	3	3	2	2
Average number of contracts - US dollars sold	8	1	4	1	–
Average US dollar amounts purchased	$8,354,209	$210,091	$822,623	$14,652	$40,106
Average US dollar amounts sold	$11,636,226	$445,077	$4,353,916	$326,112	–
Options:
Average number of contracts purchased	–	140	80	–	190
Average number of contracts written	41,635,066	7,697,374	5,890,361	793,262	4,816,384
Average notional value of contracts purchased	–	$434,000	$248,000	–	$741,000
Average notional value of contracts written	$428,190,638	$226,760,861	$241,313,183	$31,238,165	$97,425,818

SEMI-ANNUAL REPORT	APRIL 30, 2012	113

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

As of April 30, 2012, the PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at the following annual rates of the average weekly value of each Trust’s net assets: 1.20% for BQR, 1.20% for BGR, 1.00% for BOE, 1.00% for BME, 1.00% for BGY, 1.20% for BCF and 0.75% for BQY. Prior to February 27, 2012, BDJ paid the Manager a monthly fee at an annual rate of 1.00% of the average weekly value of net assets. Effective February 27, 2012, BDJ pays the Manager a monthly fee at the annual rate of 0.81% of the average weekly value of net assets. BCX and BUI pay the Manager a monthly fee at the annual rate of 1.20% and 1.00%, respectively, of the average daily value of the Trust’s net assets. The Manager has voluntarily agreed to waive a portion of the investment advisory fees on BGR and BCF as a percentage of their average weekly net assets as follows:

		Expiration Date
BGR	0.10%	December 29, 2011
	0.05%	December 29, 2012
BCF	0.15%	September 29, 2012
	0.10%	September 29, 2013
	0.05%	September 29, 2014

The Manager has voluntarily agreed to waive a portion of the investment advisory fees on BCX as a percentage of its average daily net assets as follows:

Expiration Date
BCX	0.20%	October 31, 2015
	0.15%	October 31, 2016
	0.10%	October 31, 2017
	0.05%	October 31, 2018

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, each Trust pays the Manager based on the Trust’s net assets which includes the assets of the Subsidiary.

The Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. for BDJ and BQY, State Street Research & Management Co. for BGR, BlackRock Investment Management, LLC (“BIM”) and BlackRock Capital Management, Inc. for BGY, BCF and BCX, BlackRock International Ltd. for BQR and BCF and

BlackRock Financial Management, Inc. and BIM for BUI, each an affiliate of the Manager. The Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the investment advisory fee paid by each Trust to the Manager.

Certain Trusts received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Trusts, invest cash collateral received by the Trusts for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Trusts retain 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Trusts on the reinvestment of cash collateral is shown as securities lending – affiliated in the Statements of Operations. For the period ended April 30, 2012, BIM received $104,393 in securities lending agent fees related to securities lending activities for the Trusts.

Certain officers and/or trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investment securities, excluding short-term securities for the period ended April 30, 2012, were as follows:

	Purchases	Sales
BQR	$55,554,194	$55,085,801
BGR	$473,911,529	$481,345,948
BDJ	$1,773,916,613	$954,861,267
BOE	$1,478,606,115	$1,480,043,128
BME	$253,527,848	$248,434,466
BGY	$1,028,726,487	$1,018,971,646
BCF	$285,688,264	$283,420,139
BCX	$401,667,544	$309,887,813
BQY	$66,069,635	$55,782,839
BUI	$396,134,364	$99,326,014

114	SEMI-ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (continued)

Transactions in options written for the period ended April 30, 2012, were as follows:

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

BQR
Options outstanding at beginning of period	10,145,445	$1,826,626	–	–
Options written	26,749,744	5,373,617	–	–
Options expired	(9,876,540)	(2,274,053)	–	–
Options closed	(14,858,659)	(1,682,570)	–	–
Options exercised	(5,956,487)	(1,859,728)	–	–

Options outstanding at end of period	6,203,503	$1,383,892	–	–

BGR
Options outstanding at beginning of period	4,116,070	$13,563,526	–	–
Options written	6,176,841	32,745,838	–	–
Options expired	(4,598,923)	(18,941,403)	–	–
Options closed	(1,666,547)	(9,328,204)	–	–
Options exercised	(2,830,149)	(10,583,610)	–	–

Options outstanding at end of period	1,197,292	$7,456,147	–	–

BDJ
Options outstanding at beginning of period	1,926,800	$8,947,908	–	–
Options written	20,584,444	47,585,282	132	$6,465
Options expired	(4,776,736)	(11,707,309)	(132)	(6,465)
Options closed	(2,964,731)	(5,596,871)	–	–
Options exercised	(7,087,536)	(22,483,852)	–	–

Options outstanding at end of period	7,682,241	$16,745,158	–	–

BOE
Options outstanding at beginning of period	30,621,800	$23,928,572	22,880	$325,160
Options written	117,250,947	64,186,981	547,262	100,474
Options expired	(51,256,241)	(25,943,800)	(570,142)	(425,634)
Options closed	(21,831,890)	(14,858,819)	–	–
Options exercised	(39,511,400)	(32,272,758)	–	–

Options outstanding at end of period	35,273,216	$15,040,176	–	–

BME
Options outstanding at beginning of period	263,431	$2,262,610	102,819	$508,938
Options written	1,301,204	6,879,035	3,471	383,257
Options expired	(505,836)	(2,650,114)	(2,966)	(294,927)
Options closed	(242,750)	(1,337,323)	(59,095)	(128,599)
Options exercised	(538,912)	(3,315,533)	(44,025)	(441,145)

Options outstanding at end of period	277,137	$1,838,675	204	$27,524

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

BGY
Options outstanding at beginning of period	55,867,592	$20,831,948	9,100	$36,917
Options written	174,587,133	55,476,505	1,367,150	489,320
Options expired	(69,076,572)	(23,475,838)	(1,375,330)	(338,469)
Options closed	(55,130,502)	(14,261,530)	–	–
Options exercised	(55,662,160)	(25,320,054)	(920)	(187,768)

Options outstanding at end of period	50,585,491	$13,251,031	–	–

BCF
Options outstanding at beginning of period	9,200,335	$11,693,091	–	–
Options written	27,907,371	30,188,384	–	–
Options expired	(16,814,996)	(17,868,801)	–	–
Options closed	(6,633,812)	(7,946,524)	–	–
Options exercised	(5,997,219)	(8,608,585)	–	–

Options outstanding at end of period	7,661,679	$7,457,565	–	–

BCX
Options outstanding at beginning of period	6,597,564	$8,614,300	17,005	$757,212
Options written	22,083,005	25,585,710	10,432	1,066,647
Options expired	(9,648,878)	(15,340,324)	(21,085)	(943,695)
Options closed	(4,761,431)	(4,177,514)	(717)	(64,047)
Options exercised	(7,070,650)	(7,958,434)	(5,365)	(776,736)

Options outstanding at end of period	7,199,610	$6,723,738	270	$39,381

BQY
Options outstanding at beginning of period	803,164	$882,345	97,599	$388,050
Options written	3,080,334	2,777,291	–	–
Options expired	(1,483,570)	(1,035,097)	(67,074)	(259,425)
Options closed	(327,585)	(523,006)	–	–
Options exercised	(1,286,375)	(1,482,496)	(30,525)	(128,625)

Options outstanding at end of period	785,968	$619,037	–	–

BUI
Options outstanding at beginning of period	–	–	–	–
Options written	14,000,303	$6,678,119	–	–
Options expired	(2,213,178)	(1,347,868)	–	–
Options closed	(4,360,346)	(1,466,352)	–	–
Options exercised	(2,658,749)	(1,895,945)	–	–

Options outstanding at end of period	4,768,030	$1,967,954	–	–

SEMI-ANNUAL REPORT	APRIL 30, 2012	115

Notes to Financial Statements (continued)

As of April 30, 2012, the value of portfolio securities subject to covered call options written was as follows:

Value

BQR	$1,357,265
BGR	$7,018,298
BDJ	$18,646,851
BOE	$11,981,672
BME	$2,153,570
BGY	$9,476,027
BCF	$5,006,858
BCX	$5,415,575
BQY	$635,272
BUI	$2,404,033

5. Income Tax Information:

As of October 31, 2011, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,	BQR	BDJ	BOE	BGY

2016	–	$4,550,945	$135,331,775	–
2017	$21,140,114	196,333,943	38,148,041	$467,149,104
2018	9,080,494	8,526,748	–	55,605,462
2019	1,795,201	–	–	–

Total	$32,015,809	$209,411,636	$173,479,816	$522,754,566

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Trust after October 31, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

As of April 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BQR	BGR	BDJ	BOE	BME

Tax Cost	$149,455,193	$732,989,809	$1,417,819,144	$1,147,863,552	$194,814,846

Gross unrealized appreciation	$12,214,264	$193,257,119	$134,729,595	$67,500,042	$28,759,183
Gross unrealized depreciation	(41,648,753)	(71,241,800)	(38,804,759)	(56,732,591)	(4,047,212)

Net unrealized appreciation (depreciation)	$(29,434,489)	$122,015,319	$95,924,836	$10,767,451	$24,711,971

	BGY	BCF	BCX	BQY	BUI

Tax Cost	$947,096,943	$674,603,336	$804,330,210	$84,491,511	$309,583,977

Gross unrealized appreciation	$63,330,697	$136,357,889	$29,869,773	$4,837,646	$22,185,644
Gross unrealized depreciation	(56,827,104)	(111,223,775)	(114,344,208)	(5,635,383)	(2,054,613)

Net unrealized appreciation (depreciation)	$6,503,593	$25,134,114	$(84,474,435)	$(797,737)	$20,131,031

6. Concentration, Market and Credit Risk:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of April 30, 2012, the Trusts listed below invest a significant portion of their assets in the following sectors:

Materials	BQR, BCF, BCX
Utilities	BQR
Energy	BGR, BCF, BCX
Health Care	BME

Changes in economic conditions affecting these sectors would have a greater impact on these Trusts, and could affect the value, income and/or liquidity of positions in such securities.

BOE, BGY, BQY and BUI invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Trust concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US. Foreign securities markets may also be less liquid, more volatile,

116	SEMI-ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (concluded)

and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedules of Investments for concentrations in specific countries.

As of April 30, 2012, the industry classifications of the Trusts’ long-term investments are listed below:

Industry	BOE	BGY	BQY	BUI

Oil, Gas & Consumable Fuels	9%	9%	12%	9%
Commercial Banks	8	13	11	–
Pharmaceuticals	6	5	10	–
Machinery	4	5	3	1
Insurance	4	5	3	–
Food Products	4	5	1	–
Metals & Mining	3	6	1	–
Tobacco	3	3	5	–
Electric Utilities	3	2	4	31
Wireless Telecommunication Services	2	5	–	1
Diversified Telecommunication Services	2	3	5	11
Multi-Utilities	2	2	4	20
Transportation Infrastructure	–	1	–	9
Water Utilities	–	–	–	9
Independent Power Producers & Energy Traders	–	–	–	5
Other*	50	36	41	4

*	All other industries held were each less than 5%.

7. Capital Share Transactions:

There are an unlimited number of $0.001 par value common shares of beneficial interest authorized for each Trust. At April 30, 2012, 6,964 shares of BUI were owned by an affiliate of the Manager.

Transactions in common shares of beneficial interest during the period ended April 30, 2012 and the period ended October 31, 2011 were as follows:

Trust	Commencement of Investment Operations	Initial Public Offering	Underwriters’ Exercising the Over-Allotment Option

BCX	March 30, 2011	43,756,964	2,591,500
BUI	November 25, 2011	15,506,964	1,400,000

Upon commencement of operations, organization costs associated with the establishment of BCX and BUI were expensed by BCX and BUI, respectively. Offering costs incurred in connection with BCX’s and BUI’s offering of shares have been charged against the proceeds from the initial share offering in the amount of $1,544,562 and $676,000, respectively.

Shares issued and outstanding during the period ended April 30, 2012 and the year ended October 31, 2011 increased by the following amounts as a result of dividend reinvestments:

	Period Ended April 30, 2012	Year Ended October 31, 2011

BQR	43,408	217,185
BDJ	–	451,773
BOE	–	426,634
BME	90,191	14,101
BCF	–	128,189
BCX	–	226,846

Shares issued and outstanding remained constant for BGR, BGY and BQY for the period ended April 30, 2012 and the year ended October 31, 2011.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Certain Trusts paid a net investment income dividend on May 31, 2012 to shareholders of record on May 15, 2012 as follows:

Common Dividend per Share

BOE	$0.41000
BQY	$0.25000
BUI	$0.36250

Additionally, certain Trusts declared a net investment income dividend in the following amounts per share on June 1, 2012 payable to shareholders of record on June 15, 2012 as follows:

Common Dividend per Share

BQR	$0.235000
BGR	$0.405000
BDJ	$0.170000
BME	$0.384375
BGY	$0.220000
BCF	$0.271800
BCX	$0.350000

SEMI-ANNUAL REPORT	APRIL 30, 2012	117

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Utility and Infrastructure Trust (the “Trust”) met on October 21, 2011 to consider the approval of the Trust’s investment management agreement (the “Investment Management Agreement”) between the Trust and BlackRock Advisors, LLC, the Trust’s investment advisor (the “Manager”). The Board also considered the approval of the sub-investment advisory agreement among the Manager, BlackRock Financial Management, Inc. (“BFM”) and the Trust (the “BFM Sub-Investment Advisory Agreement”) and the approval of the sub-investment advisory agreement among the Manager, BlackRock Investment Management, LLC (“BIM”) and the Trust (the “BIM Sub-Investment Advisory Agreement”). The Investment Management Agreement, the BFM Sub-Investment Advisory Agreement and the BIM Sub-Investment Advisory Agreement are referred to herein as the “Agreements.” The Manager, BFM and BIM are referred to together herein as the “Advisors” or “BlackRock.” BFM and BIM are referred to together herein as the “Sub-Investment Advisors.”

Activities and Composition of the Board

At the time the Board considered the Agreements, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, a Leverage Committee and an Executive Committee, each of which is chaired by an Independent Board Member and is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreements. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Trust by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Board Considerations in Approving the Agreements

Prior to the October 21, 2011 meeting, the Board received materials specifically relating to the Agreements. The materials provided in connection with the October 21, 2011 meeting included information regarding (i) the investment objectives and policies of the Trust; (ii) the team of investment advisory personnel assigned to the Trust; (iii) the Trust’s management fee and estimated total operating expenses as compared with a peer group of funds as determined by Lipper, Inc. (“Lipper”); and (iv) certain anticipated direct and indirect “fallout” benefits to BlackRock from its relationship with the Trust. Periodically, the Board Members, in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds, have received other information including general information regarding BlackRock’s management of such funds, BlackRock’s management of relationships with service providers to such funds, resources devoted to compliance with such funds’ investment objectives and policies, the structure and expertise of the Advisors and their parent companies, BlackRock’s policies and procedures in respect of execution of portfolio transactions and other matters.

At a meeting with the Independent Board Members attending in person, on October 21, 2011, the Board, including the Independent Board Members, reviewed materials relating to its consideration of the Agreements and thereafter unanimously approved the Investment Management Agreement, the BFM Sub-Investment Advisory Agreement and the BIM Sub-Investment Advisory Agreement. In approving the Agreements, the Board considered, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of BlackRock portfolio management in general; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) the existence, impact and sharing of potential economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Trust portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Trust and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock and its affiliates to the Trust. The Board considered, among other factors, BlackRock’s compliance record, including whether other funds advised by BlackRock have operated within their investment objectives, policies and restrictions, the Trust’s investment objective, policies and restrictions, the number, education and experience of BlackRock’s investment personnel generally and the Trust’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis

118	SEMI-ANNUAL REPORT	APRIL 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services to be provided to the Trust. BlackRock and its affiliates will provide the Trust with certain services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates will provide the Trust with the following administrative services, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of Portfolio Management

The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other BlackRock-advised funds. The Board, however, did not consider the performance history of the Trust because the Trust was newly organized and had not yet commenced operations as of the October 21, 2011 meeting.

C. Consideration of the Advisory Fees

The Board, including the Independent Board Members, reviewed the Trust’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Trust’s total expenses to those of other comparable funds.

The peer group selected by Lipper for the Trust contained seven funds, including the Trust. The peer group comparison was done within five subcategories of fees and expenses: (i) contractual management fees; (ii) total expenses including investment related expenses and taxes; (iii) total expenses excluding investment related expenses and taxes; (iv) management fees for common shares; and (v) non-management expenses.

When compared to all the funds in the peer group with fees and expenses expressed as a percentage of net assets, (i) the Trust’s contractual management fee was in the first (i.e. lowest) quartile and below the median by approximately 10.8 basis points, (ii) the Trust’s actual total expenses including investment related expenses and taxes was in the first (i.e. lowest) quartile and below the median by approximately 9.2 basis points, (iii) the Trust’s actual total expenses excluding investment related expenses and taxes was in the first (i.e. lowest) quartile and below the median by approximately 9.2 basis points, (iv) the Trust’s actual management fee for common shares was in the first (i.e. lowest) quartile and below the median by approximately 9.9 basis points, and (v) the Trust’s actual non-management expenses was in the second quartile and below the median by approximately 0.7 basis points. The Board also compared the Trust’s expenses to certain other closed-end funds of similar strategy and noted that the Trust’s total expenses were below the expenses of such funds.

The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

As the Trust had not commenced operations as of the date of the October 21, 2011 meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Trust. BlackRock, however, noted that it would provide the Board with such information at future meetings.

Following consideration of this information, the Board, including the Independent Board Members, concluded that the fees to be paid pursuant to the Agreements were fair and reasonable in light of the services to be provided.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Trust increase. The Board also considered the extent to which the Trust may benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Trust to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Trust.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

SEMI-ANNUAL REPORT	APRIL 30, 2012	119

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Trust, both tangible and intangible, such as BlackRock’s ability to leverage their investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including securities lending and cash management services. The Board also considered BlackRock’s overall operations and BlackRock’s efforts to expand the scale of, and improve the quality of, BlackRock’s operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of BlackRock’s other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated exchange-traded funds without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock, which included information on brokerage commissions and trade execution practices for BlackRock closed-end funds throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Trust were consistent with those generally available to other fund sponsors.

Conclusion

The Board, including the Independent Board Members, unanimously approved each of the Investment Management Agreement, the BFM Sub-Investment Advisory Agreement and the BIM Sub-Investment Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreements, the Board, including the Independent Board Members, did not identify any single factor or group of factors as all-important or controlling, but considered all factors collectively in light of all the Trust’s surrounding circumstances, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

120	SEMI-ANNUAL REPORT	APRIL 30, 2012

Officers and Trustees[1]

Richard E. Cavanagh, Chairman of the Board and Trustee

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee

Paul L. Audet, Trustee

Michael J. Castellano, Trustee and Member of the Audit Committee

Frank J. Fabozzi, Trustee and Member of the Audit Committee

Kathleen F. Feldstein, Trustee

James T. Flynn, Trustee and Member of the Audit Committee

Henry Gabbay, Trustee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Anne Ackerley, Vice President

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and, Anti-Money Laundering Officer

Ira P. Shapiro, Secretary

[1]     John F. Powers, who was a Trustee of the Trusts, resigned as of February 21, 2012.

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial

Management, Inc.[2]

New York, NY 10022

State Street Research &

Management Co.[3]

One Financial Center

Boston, MA 02111

BlackRock Capital

Management, Inc.[4]

Wilmington, DE 19809

BlackRock Investment

Management, LLC[4,5]

Plainsboro, NJ 08536

BlackRock International Ltd.[6]

Edinburgh, EH3 8JB

United Kingdom

Accounting Agent

The Bank of New York Mellon

Brooklyn, NY 11217

Custodian

The Bank of New York Mellon

New York, NY 10286

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

New York, NY 10036

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

[2]     For BDJ, BQY and BUI.

[3]     For BGR.

[4]     For BGY, BCF and BCX.

[5]     For BUI.

[6]     For BQR and BCF.

SEMI-ANNUAL REPORT	APRIL 30, 2012	121

Additional Information

Proxy Results

Proposal 1.

1: At a special meeting of all shareholders of BDV held on January 26, 2012 the results were as follows.

To approve an Agreement and Plan of Reorganization between the Trust and BDJ, the termination of the Trust’s registration under the Investment Company Act of 1940, as amended and the dissolution of the Trust under Delaware law:

With respect to the Proposal, the shares of the Trust were voted as follows:

For	Votes Against	Abstain

25,594,644	1,625,307	1,749,289

Proposal 2.

1: At a special meeting of all shareholders of BDT held on January 26, 2012 the results were as follows.

To approve an Agreement and Plan of Reorganization between the Trust and BDJ, the termination of the Trust’s registration under the Investment Company Act of 1940, as amended and the dissolution of the Trust under Delaware law:

With respect to the Proposal, the shares of the Trust were voted as follows:

For	Votes Against	Abstain

12,571,527	683,962	521,901

Proposal 3.

1: At a special meeting of all shareholders of BDJ held on January 26, 2012 the results were as follows.

To approve the issuance of additional shares of common stock of the Trust in connection with the Agreement and Plan of Reorganization between BDV and the Trust:

With respect to the Proposal, the shares of the Trust were voted as follows:

For	Votes Against	Abstain
32,846,842	3,703,011	1,707,017

To approve the issuance of additional shares of common stock of the Trust in connection with the Agreement and Plan of Reorganization between BDT and the Trust:

With respect to the Proposal, the shares of the Trust were voted as follows:

For	Votes Against	Abstain

32,833,628	3,713,486	1,709,756

122	SEMI-ANNUAL REPORT	APRIL 30, 2012

Additional Information (continued)

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on the tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

April 30, 2012

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
BQR	$0.014366	–	$0.455634	$0.470000	3%	–	97%	100%
BGR	$0.066775	$0.891225	–	$0.958000	7%	93%	–	100%
BDJ	$0.039024	–	$0.300976	$0.340000	11%	–	89%	100%
BOE	$0.034400	–	$1.103100	$1.137500	3%	–	97%	100%
BME	$0.060598	$0.463110	–	$1.731750	3%	97%	–	100%
BGY	$0.033645	–	$0.526355	$0.560000	6%	–	94%	100%
BCF	$0.045224	$0.001253	$0.436300	$0.543600	8%	12%	80%	100%
BCX	$0.050165	–	$0.649835	$0.700000	7%	–	93%	100%
BQY	$0.067900	$0.572900	–	$0.770000	9%	91%	–	100%
BUI	$0.074969	$0.006030	$0.281501	$0.362500	21%	1%	78%	100%

Each Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the periods, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 441-7762.

SEMI-ANNUAL REPORT	APRIL 30, 2012	123

Additional Information (concluded)

General Information (continued)

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

The Trusts’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov. and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http:// www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular quarter and may at times in any particular quarter pay out such accumulated but undistributed income in addition to net investment income earned in that quarter. As a result, the dividends paid by the Trusts for any particular quarter may be more or less than the amount of net investment income earned by the Trusts during such quarter. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations. BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites. BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose. We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

124	SEMI-ANNUAL REPORT	APRIL 30, 2012

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEF-BK10-4/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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12(c) –	Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 2009[1]

[1]

The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Opportunities Equity Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Opportunities Equity Trust

Date: July 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Opportunities Equity Trust

Date: July 2, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Opportunities Equity Trust

Date: July 2, 2012

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